As filed with the Securities and Exchange Commission on August 6, 2012

Registration Statement No. 333-160923

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☒ PRE-EFFECTIVE AMENDMENT NO. 2
☐ POST-EFFECTIVE AMENDMENT NO.

NGP CAPITAL RESOURCES COMPANY

(Exact name of registrant as specified in its charter)

909 Fannin, Suite 3800, Houston, Texas 77010

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (713) 752-0062

Stephen K. Gardner
Chief Executive Officer and President
NGP Capital Resources Company
909 Fannin, Suite 3800
Houston, Texas 77010

(Name and Address of Agent for Service)

Copies of information to:

Joe Dannenmaier
Wesley P. Williams
Jessica W. Hammons
Thompson & Knight LLP
1722 Routh Street, Suite 1500
Dallas, Texas 75201
(214) 969-1700

Approximate Date of Proposed Public Offering: From time to time after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, or the Securities Act, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☒

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Aggregate Offering Price		Amount of Registration Fee
Common Stock, $.001 par value per share(2)(3)
Preferred Stock, $.001 par value per share(2)
Subscription Rights(2)
Debt Securities(4)
Warrants(5)
Total(6)		$250,000,000	(1)	$13,950	(1)

(1)	Estimated pursuant to Rule 457(o) under the Securities Act solely for the purpose of determining the registration fee. The proposed maximum offering price per security will be determined, from time to time, by the Registrant in connection with the sale by the Registrant of the securities registered under this registration statement. The registration fee has been previously paid, with $5,667 of the registration fee paid in relation to $184,617,792 of the $250,000,000 of securities remaining issuable under the Registrant’s registration statement on Form N-2 filed October 15, 2007 (File No. 333-146715), which will be included in this registration statement upon its being declared effective.
(2)	Subject to Note 6 below, there is being registered hereunder an indeterminate number of shares of common stock or preferred stock, or subscription rights to purchase shares of common stock as may be sold, from time to time separately or as units in combination with other securities registered hereunder.
(3)	Includes such indeterminate number of shares of common stock as may, from time to time, be issued upon conversion or exchange of other securities registered hereunder, to the extent any such securities are, by their terms, convertible or exchangeable for common stock.
(4)	Subject to Note 6 below, there is being registered hereunder an indeterminate principal amount of debt securities as may be sold, from time to time separately or as units in combination with other securities registered hereunder. If any debt securities are issued at an original issue discount, then the offering price shall be in such greater principal amount as shall result in an aggregate price to investors not to exceed $250,000,000.
(5)	Subject to Note 6 below, there is being registered hereunder an indeterminate number of warrants as may be sold, from time to time separately or as units in combination with other securities registered hereunder, representing rights to purchase common stock, preferred stock or debt securities.
(6)	In no event will the aggregate offering price of all securities issued from time to time pursuant to this registration statement exceed $250,000,000.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SECTION 8(a), MAY DETERMINE.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission becomes effective. This prospectus is not an offer to sell these securities and we are not soliciting an offer to buy these securities in any jurisdiction where such offer or sale is not permitted.

Subject to Completion, dated August 6, 2012

PRELIMINARY PROSPECTUS

$250,000,000

NGP Capital Resources Company

Common Stock
Preferred Stock
Subscription Rights
Debt Securities
Warrants

NGP Capital Resources Company is a financial services company created to invest primarily in small and mid-size private energy companies. Our investment objective is to generate both current income and capital appreciation primarily through debt investments with certain equity components. No assurances can be given that we will continue to achieve our objective. We are a closed-end, non-diversified management investment company that has elected to be regulated as a business development company, or a BDC, under the Investment Company Act of 1940, or the 1940 Act, and to be treated as a regulated investment company, or a RIC, under the Internal Revenue Code of 1986, as amended, or the Code. We were founded as a Maryland Corporation in July 2004 and completed our initial public offering on November 10, 2004.

Our operations are externally managed and advised by our Manager, NGP Investment Advisor, LP. NGP Administration, LLC provides the administrative services necessary for us to operate.

Our common stock is quoted on The NASDAQ Global Select Market under the symbol “NGPC.” On August 2, 2012, the last reported sales price of our common stock was $7.09 per share. The net asset value per share of our common stock at March 31, 2012 (the last date prior to the date of this prospectus on which we determined net asset value) was $9.33.

We may offer, from time to time, in one or more offerings or series, up to $250,000,000 of our common stock, preferred stock, subscription rights to purchase shares of our common stock, debt securities or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, separately or as units comprised of any combination of the foregoing, which we refer to, collectively, as the “securities.” The debt securities, preferred stock, warrants and subscription rights offered hereby may be convertible or exchangeable into shares of our common stock. Our issuance of debt or preferred shares will create leverage as discussed in the risk factors related to leverage contained on pages 24 and 25. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus. In each prospectus supplement, we will disclose the fact of and the amount of the immediate dilution that existing holders and purchasers will experience. See the risk factors related to dilution on pages 37 and 38. In the event we offer common stock, the offering price per share of our common stock less any underwriting commissions or discounts will generally not be less than the net asset value per share of our common stock at the time we make the offering. However, we may issue shares of our common stock pursuant to this prospectus at a price per share that is less than our net asset value per share (i) in connection with a rights offering to our existing stockholders, (ii) with the prior approval of the majority of our common stockholders or (iii) under such circumstances as the Securities and Exchange Commission (the “SEC”) may permit.

This prospectus and the accompanying prospectus supplement contain important information you should know before investing in our common stock. Please read the prospectus and the accompanying prospectus supplement before you invest and keep it for future reference. Our internet address is www.ngpcrc.com. We make available free of charge on our website, or by telephone at 713-752-0062 our annual, quarterly and current reports and other information filed by us with the Securities and Exchange Commission, or the SEC. The SEC also maintains a website at www.sec.gov that contains such information.

Investing in our securities is highly speculative and involves risks which we have described in “Risk Factors” beginning on page 17 of this prospectus, including the risk of leverage.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

The date of this prospectus is             , 2012.

You should rely only on the information contained in this prospectus and the accompanying prospectus supplement. We have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus and the accompanying prospectus supplement is accurate only as of the date on the front cover of this prospectus and the accompanying prospectus supplement, as applicable. Our business, financial condition, results of operations and prospects may have changed since that date. We have a continuing obligation to update this prospectus by means of supplements and post-effective amendments to reflect material changes, including when we offer shares pursuant to our shelf registration.

i

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the SEC using the “shelf” registration process. Under the shelf registration process, we may offer, from time to time, in one or more offerings or series, up to $250,000,000 of our common stock, preferred stock, subscription rights to purchase shares of our common stock, debt securities or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, separately or as units comprised of any combination of the foregoing, on the terms to be determined at the time of the offering. Our securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer our securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. Please carefully read this prospectus and any prospectus supplement together with any exhibits and the additional information described under the headings “Available Information” and “Risk Factors” before you make an investment decision.

ii

PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. You should read this entire prospectus carefully, including the more detailed information set forth under “Risk Factors” and the consolidated financial statements and notes thereto included in this prospectus. Except where the context suggests otherwise, the terms “we,” “us,” “our” and “the Company” refer to NGP Capital Resources Company; “our Manager” refers to NGP Investment Advisor, LP; “our management team” refers to the investment professionals of our Manager; and “our Administrator” refers to NGP Administration, LLC.

Introduction

NGP Capital Resources Company

We are a financial services company created to invest primarily in small and mid-size private energy companies. Our investment objective is to generate both current income and capital appreciation primarily through debt investments with certain equity components. We are a closed-end, non-diversified management investment company that has elected to be regulated as a business development company, or a BDC, under the Investment Company Act of 1940, or the 1940 Act. In addition, for federal income tax purposes we operate so as to be treated as a regulated investment company, or a RIC, under the Internal Revenue Code of 1986, as amended, or the Code. We were organized as a Maryland corporation in July 2004 and completed our initial public offering on November 10, 2004.

A key focus area for our targeted investments in the energy industry is domestic upstream businesses that produce, develop, acquire and explore for oil and natural gas, or E&P businesses. We also evaluate investment opportunities in such businesses as coal, power, energy services and mid-stream energy. In early 2012, we expanded the focus of our investment strategy to middle market investments within diversified industry sectors, including manufacturing, value-added distribution, business services, healthcare products and services, consumer services and select other sectors. Our investments generally range in size from $10 million to $40 million. However, we may invest more or less depending on market conditions and our Manager’s view of a particular investment opportunity. See “Investment Structures” below for a description of the types of targeted investments on which we focus. Our targeted investments primarily consist of debt instruments, including senior and subordinated loans combined in one facility, sometimes with an equity or property-based equity participation right component, and subordinated loans, sometimes with equity components. We may also invest in preferred stock and other equity securities on a stand-alone basis.

Investing in our securities involves a high degree of risk. See “Risk Factors” on page 17 of this prospectus.

Our Manager

Our external manager, NGP Investment Advisor, LP, or our Manager, conducts our operations pursuant to an Investment Advisory Agreement between us and our Manager. NGP Energy Capital Management, L.L.C., or NGP, and NGP Administration, LLC, or our Administrator, own our Manager. NGP manages the Natural Gas Partners private equity funds, or the NGP Funds, which have specialized in providing equity capital to the energy industry since November 1988. Since inception, NGP has managed $13 billion in cumulative committed capital. Kenneth A. Hersh and David R. Albin, who serve on our Board of Directors, have directed the investment of the NGP Funds since the inception of the initial fund in 1988.

Our executive officers are Stephen K. Gardner, President and Chief Executive Officer; L.Scott Biar, Chief Financial Officer, Secretary, Treasurer and Chief Compliance Officer; and R. Kelly Plato, Senior Vice President and Chief Investment Officer. Together, they direct our Manager’s day-to-day operations. Prior to joining NGP Capital Resources Company in 2005, Mr. Gardner had over 18 years of experience in financial and transactional management in the oil and natural gas industry and has served as chief financial officer of both public and private energy companies. Mr. Biar has over 13 years of experience in senior financial management in both public and private companies, and 7 years of public accounting experience at an international accounting firm. Mr. Plato began his career as a petroleum engineer for an independent exploration, production and refining company, after which he has spent more than 12 years in the energy finance business.

Our Manager’s investment committee reviews and approves investment decisions by majority determination. Our Manager’s investment committee consists of Mr. Gardner; Mr. Plato; Mr. Hersh, our Board Chairman; and Richard L.Covington and William J. Quinn, each of whom is a senior NGP investment professional. Our Manager’s team of nine investment professionals supports the investment committee.

Our Investment Focus

We focus our investments primarily in the energy industry in companies that have an existing asset base or that will acquire assets that we expect to provide security for most of our investments. The energy industry broadly includes three sectors, generally categorized as follows:

•	Upstream — businesses that find, develop and extract energy resources, including natural gas, crude oil and coal from onshore and offshore geological reservoirs and companies that provide services to those businesses.
•	Midstream — businesses that gather, process, store and transmit energy resources and their byproducts in a form that is usable by wholesale power generation, utility, petrochemical, industrial and gasoline customers, including businesses that own pipelines, gas processing plants, liquefied natural gas facilities and other energy infrastructure.
•	Downstream — businesses that refine, market and distribute refined energy resources, such as customer-ready natural gas, propane and gasoline, to end-user customers; businesses engaged in the generation, transmission and distribution of power and electricity and businesses engaged in the production of alternative energy.

Within these broad sectors, our key area of focus is small and mid-size energy companies in the upstream and midstream sectors. In addition, we selectively seek investment opportunities in certain segments of the downstream sector.

In addition, beginning in early 2012, we also seek opportunities to provide customized financing to middle market companies located in the United States, within diversified industry sectors, including manufacturing, value-added distribution, business services, healthcare products and services, consumer services and select other sectors.

Investment Structures

Our targeted investments primarily consist of:

•	debt instruments including senior and subordinated loans combined in one facility sometimes with an equity component, which we refer to as vertical loans;
•	subordinated loans; and
•	subordinated loans with equity components, which we refer to as mezzanine investments.

In many cases, we arrange to receive an equity participation interest in the properties, projects and/or companies that we finance as a part of our compensation for extending credit. These equity components may take a variety of forms. In many of our investments, we anticipate that we will receive a property-based equity participation right. In addition, in certain investments, we may also receive a right to acquire equity securities of the borrowing company, such as a warrant or option, or we may receive a direct preferred equity interest or other similar participating interest in the company’s equity.

We also may invest a portion of our assets in loans to, or securities of, foreign companies. We will limit any such investments to less than 10% of our assets.

Investment Activity

Since commencing investment operations in November 2004 through March 31, 2012, we have invested $881.3 million in 40 portfolio companies, all energy-related, and received principal repayments, realizations and settlements of $721.2 million. Most of our current portfolio companies are E&P businesses engaged in the acquisition, development and production of oil and natural gas properties in and along the Gulf Coast, in the state and federal waters of the Gulf of Mexico, Permian Basin, Mid-continent and Rocky Mountain areas. We also have had investments in a Kentucky-based coal mining company with mining operations in the Central Appalachian region of the United States (sold in July 2011), a highwall coal mining company in West Virginia and an alternative fuels and specialty chemicals company based in Quincy, Massachusetts. The table below shows our investment portfolio as of March 31, 2012, which consisted of 17 portfolio companies. We compute yields on investments using interest rates as of the balance sheet date and include amortization of loan discount points, original issue discount and market premium or discount, royalty interest income, net profits income and other similar investment income, weighted by their respective costs when averaged.

	March 31, 2012
	Weighted Average Yields	Percentage of Portfolio
		Cost	Fair Value
Senior secured debt	11.2%	60.2%	54.1%
Subordinated debt	13.0%	11.8%	14.2%
Senior convertible notes	15.6%	7.4%	7.1%
Limited term royalties	13.2%	14.2%	17.1%
Net profits interests	N/A	0.0%	0.5%
Contingent earn-out	0.0%	0.0%	2.6%
Commodity derivative instruments	0.0%	0.3%	0.0%
Royalty interests	777.2%	0.1%	1.0%
Equity securities
Membership and partnership units	0.0%	1.1%	1.0%
Participating preferred stock	0.0%	2.7%	0.1%
Common stock	0.0%	2.0%	0.7%
Warrants	0.0%	0.2%	1.6%
Total equity securities	0.0%	6.0%	3.4%
Total investments	12.1%	100.0%	100.0%

Our Investment Approach

Our investment approach seeks attractive returns while attempting to limit the risk of potential losses. In the process of screening and evaluating potential investment opportunities, our Manager considers the following general criteria. However, we do not expect each prospective investment to meet all of these criteria.

•	Strong Management. We recognize the importance of strong, committed management teams to the success of an investment. We seek investments in companies with management teams that generally have strong technical, financial, managerial and operational capabilities and a competitive edge in certain aspects of their businesses, which may come from extensive experience and knowledge in certain geographical areas and/or superior technological or transactional capabilities.
•	Identified Properties with Development-Oriented Risk. Our investment philosophy places a premium on investments having strong underlying asset values established by engineering and technical analysis, rather than on investments that rely solely on rising energy commodity prices, exploratory drilling success, government subsidies or factors beyond the control of a portfolio company. We focus on companies that have strong potential for enhancing asset value through factors within their control. Examples of these types of factors include operating cost reductions and revenue increases driven by improved operations of previously under-performing or under-exploited assets. These factors involve implementing engineering and operational plans to increase cash flow through such means as development drilling of upstream assets or optimizing the performance of underutilized midstream or downstream assets like pipelines, processing plants or power plants.
•	Collateral Security. The same types of assets secure most of our targeted investments that would secure traditional senior bank debt, in either a first or second lien position. However, in certain instances, we may make investments in our portfolio companies on an unsecured basis. In instances where we are providing subordinated debt only and there is senior debt provided by another party, we generally seek to obtain a second lien on the borrowing company’s assets behind that of the senior lender.
•	Capacity to Return Investment Principal. We perform financial sensitivity analyses when evaluating and structuring investments to analyze the effect of a confluence of unfavorable events on the investment’s ability to return investment principal. For an upstream transaction, these events might include poor reserve development coupled with falling commodity prices or higher than expected costs. We seek to make investments in which the return on, and the timing of the return of, our investment capital may be at risk, but not the return of our capital.
•	Exit Strategy. We seek to invest in companies that have multiple means of repayment of our investment, including: a steady stream of cash flow; the completion of asset development activities that allow a company to be able to refinance our facility, often with senior debt; or the sale of the portfolio company’s assets or the entire company.

Our Manager generally structures investments that have collateral coverage from the value of the underlying assets and from the cash flows of those assets. However, in some instances, the collateral coverage may not exceed the value of the underlying asset. We perform extensive due diligence, exercise discipline with respect to company valuations and institute appropriate structural protections in our investment agreements. We believe that our management team’s experience in utilizing fundamental engineering and technical analysis on energy assets and in dealing with the fundamental dynamics of the energy finance market allows us to:

•	assess the engineering and technical aspects of the identified assets;
•	value the assets and associated cash flows that support our investments;
•	structure investments to increase the likelihood of full principal repayment and realization of yield and upside potential; and
•	assist our portfolio companies in implementing financial hedging strategies to mitigate the effects of events such as declines in energy commodity prices.

We believe that this approach enables our Manager to identify investment opportunities throughout economic cycles.

Competitive Strengths

We believe we have the following competitive strengths:

•    Established Track Record

Because of the history, market presence and long-term relationships that our investment team and NGP have developed with energy company management teams, we believe that we have established ourselves as a consistent and reliable capital provider to the energy industry. In 2012, our investment team has added senior personnel with significant experience and relationships with middle market companies outside the energy industry. Our Manager understands the risks associated with investing in these industries and has expertise in assessing and evaluating such risks. We focus on originating a substantial number of our investment opportunities, rather than investing as a participant in transactions originated by other firms, although we may participate in transactions originated by other firms from time to time.

•    Flexible Transaction Structuring Capabilities

We are not subject to many of the regulatory limitations that govern traditional lending institutions. As a result, we can provide speed of execution and flexibility in structuring investments and selecting the types of securities in which we invest. The members of our management team have substantial experience in pursuing investments that seek to balance the needs of energy and middle market company entrepreneurs with appropriate risk control.

•    Efficient Tax Structure

We operate our business so as to qualify as a RIC for federal tax purposes, so that we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. Thus, our stockholders will not be subject to double taxation on dividends, unlike investors in typical corporations. Furthermore, investors in our stock generally are not required to recognize unrelated business taxable income, or UBTI, unlike investors in public master limited partnerships.

Operating and Regulatory Structure

Our investment activities are managed by our Manager and supervised by our Board of Directors, a majority of whom are independent of our Manager and its affiliates. Our Manager is an investment adviser that is registered under the Investment Advisers Act of 1940, or the Advisers Act. Under our Investment Advisory Agreement, we have agreed to pay our Manager an annual fee based on the value of our total assets, including assets acquired with borrowed funds, as well as an incentive fee based on our performance. See “Management — Investment Advisory Agreement.”

As a BDC, applicable law generally prohibits us from acquiring assets other than “qualifying assets” unless, at the time the acquisition is made, qualifying assets represent at least 70% of our total assets. Qualifying assets include securities of private U.S. companies, U.S. companies whose securities are listed on a national securities exchange but whose market capitalization is less than $250 million, cash, cash equivalents, U.S. government securities and high quality debt instruments that mature in one year or less. We may invest up to 30% of our assets in other opportunities, consistent with our investment objectives, that are not subject to the limitations referenced above.

Additionally, as a BDC, we are required to comply with certain regulatory requirements. While we are permitted to finance investments using debt, our ability to use debt is limited in certain significant respects. See “Regulation.” While we are permitted to issue senior securities, such as debt or preferred stock, to finance investments, our ability to do so is limited in certain significant respects. See “Regulation.” We have elected to be treated for federal income tax purposes as a RIC under Subchapter M of the Code. See “Material U.S. Federal Income Tax Considerations.”

Liquidity

We are party to a $72.0 million Amended and Restated Senior Secured Revolving Credit Agreement, which, with all amendments thereto, or the Investment Facility, which expires on August 31, 2014. We are also party to a $30.0 million Treasury Secured Revolving Credit Agreement, or the Treasury Facility, which can only be used to purchase investments in U.S. Treasury Bills. The Treasury Facility expires on March 31, 2013. As of March 31, 2012, we had cash and cash equivalents totaling $81.1 million, and the amount outstanding under our Investment Facility was $10.0 million, and an additional $60.2 million was available for borrowing. As of March 31, 2012, we had no outstanding indebtedness under the Treasury Facility and the entire $30.0 million was available for borrowing.

Risk Factors

Investing in NGP Capital Resources Company involves a high degree of risk. The following is a summary of certain risks that you should carefully consider before investing in shares of our common stock. In addition, see “Risk Factors” beginning on page 17 of this prospectus for a more detailed discussion of the factors you should carefully consider before deciding to invest in our common stock.

Risks Relating to Our Business and Investments

•	Economic downturns or recessions and the volatility of oil and natural gas prices could impair our portfolio companies’ operations and ability to satisfy obligations to their respective lenders, including us, which could negatively impact our ability to pay dividends and cause the loss of all or part of your investment.
•	Capital markets have been in a period of disruption and instability in recent years. These market conditions have materially and adversely affected debt and equity capital markets in the United States, which has had, and may in the future have, a negative impact on our business and operations.

•	High oil and natural gas prices may increase the availability of alternative sources of capital and reduce demand for our targeted investments.
•	Our ability to grow will depend on our ability to raise capital.
•	Regulations governing our operation as a BDC affect our ability to, and the way in which we, raise additional capital.
•	We operate in a highly competitive market for investment opportunities.
•	Investing in privately held companies may be riskier than investing in publicly traded companies due to the lack of available public information.
•	To the extent original issue discount and paid-in-kind interest constitute a portion of our income, we will be exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash representing such income.
•	Many of our portfolio investments are not publicly traded and, as a result, there is uncertainty as to the value of our portfolio investments.
•	Our equity investments may lose all or part of their value, causing us to lose all or part of our investment in those companies.
•	The energy industry is subject to many risks.
•	When we are a debt or minority equity investor in a portfolio company, we generally will not be in a position to control the entity, and management of the portfolio company may make decisions that could decrease the value of our portfolio holdings.
•	The lack of liquidity in our investments may adversely affect our business.
•	We may experience fluctuations in our quarterly results.
•	We may choose to invest a portion of our portfolio in investments that may be considered highly speculative, which could negatively affect our ability to pay dividends and cause a loss of part of your investment.
•	We fund a portion of our investments with borrowed money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us.
•	Changes in interest rates may expose us to additional risks.
•	Failure to extend our Investment Facility, the revolving period of which is currently scheduled to expire on August 31, 2014, could have a material adverse effect on our results of operations and financial position and our ability to pay expenses and make distributions.
•	We may not have sufficient funds to make follow-on investments. Our decision not to make a follow-on investment may have a negative impact on a portfolio company in need of such an investment or may result in a missed opportunity for us.
•	We may in the future determine to fund a portion of our investments with preferred stock, which would magnify the potential for gain or loss and the risks of investing in us in the same way as our borrowings.
•	Our Board of Directors may change most of our operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.
•	We may choose to waive or defer enforcement of covenants in the debt securities held in our portfolio, which may cause us to lose all or part of our investment in these companies.
•	We may concentrate our portfolio investments in a limited number of portfolio companies, which would magnify the effect if one of those companies were to suffer a significant loss.

•	Our principal investment strategy is to invest in subordinated or mezzanine securities, which may be junior to other debts incurred by the portfolio companies. As a result, the holders of such debt may be entitled to payments of principal or interest prior to us, preventing us from obtaining the full value of our investment in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.
•	Our portfolio companies may be highly leveraged.
•	If we fail to maintain effective internal controls over financial reporting, we may not be able to accurately report our financial results, which could have a material adverse effect on our operations, investor confidence in our reported financial information and the trading price of our securities.
•	Failure to deploy new capital may reduce our return on equity.
•	We may invest a portion of our assets in foreign securities. Investing in foreign securities typically involves more risks than investing in U.S. securities. These risks can increase the potential for losses by us and negatively affect our stock price.
•	We may be subject to the risks associated with the ethanol industry.

Risks Related To Our Manager

•	Our management team may provide services to other investors, which could reduce the amount of time and effort that they devote to us, which could negatively impact our performance.
•	Our future success depends upon the members of our management team and their access to investment professionals of our Manager’s affiliates and the loss of any of them could detrimentally affect our operations.
•	Our obligation to reimburse our Manager for certain expenses could result in a conflict of interest.
•	We pay our Manager a base management fee based upon our total assets, which may lead our Manager to cause us to incur more debt than is prudent in order to maximize its compensation. See “Management — Investment Advisory Agreement — Management Fee” for a detailed discussion of the management fee.
•	We pay our Manager incentive compensation based on our portfolio’s performance. This arrangement may lead our Manager to recommend riskier or more speculative investments in an effort to maximize its incentive compensation. See “Management — Investment Advisory Agreement — Management Fee” for a detailed discussion of the management fee.
•	The payment of part of the incentive compensation on a quarterly basis may lead our Manager to accelerate or defer interest payable by our portfolio companies in a manner that could result in fluctuations in the timing and amount of dividends. See “Management — Investment Advisory Agreement — Management Fee” for a detailed discussion of the management fee.
•	We may be obligated to pay our Manager incentive compensation even if we incur a loss. See “Management — Investment Advisory Agreement — Management Fee” for a detailed discussion of the management fee.
•	While our management team currently does not provide advisory services to other investment vehicles that may have common investment objectives with ours, our management team may do so in the future and may face conflicts of interest in allocating investments.
•	Our Manager’s liability is limited under the Investment Advisory Agreement, and we have agreed to indemnify our Manager against certain liabilities, which may lead our Manager to act in a riskier manner on our behalf than it would when acting for its own account.
•	We are a different vehicle from any other NGP-affiliated fund.

Legal and Tax Risks

•	A failure on our part to maintain our status as a BDC would significantly reduce our operating flexibility.

•	We will be subject to corporate-level income tax if we are unable to qualify as a RIC.
•	We may have difficulty paying our required distributions if we recognize income before, or without, receiving cash representing such income. If we are unable to pay required distributions, we may fail to qualify as a RIC and thus be subject to corporate-level income tax.
•	Regulations governing our operation as a BDC affect our ability to, and the way in which we, raise additional capital.
•	Changes in laws or regulations governing our operations and those of our portfolio companies, our Manager or its affiliates may adversely affect our business or cause us to alter our business strategy.
•	Certain regulations restrict our ability to enter into transactions with our affiliates.
•	Our business is subject to increasingly complex corporate governance, public disclosure and accounting requirements that could adversely affect our business and financial results.

Risks Relating To Offerings Pursuant to this Prospectus

•	Our shares of common stock currently trade at a discount from net asset value and may continue to do so in the future, which limits our ability to raise additional equity capital.
•	There is a risk that investors in our equity securities may not receive dividends or that our dividends may not grow over time and that investors in our debt securities may not receive all of the interest income to which they are entitled.
•	Investing in our securities involves a high degree of risk that may cause you to lose some or all of your investment.
•	Future offerings of debt securities, which would be senior to our common stock upon liquidation, or equity securities, which could dilute our existing stockholders and may be senior to our common stock for the purposes of distributions, may harm the value of our common stock.
•	The market price of our common stock may fluctuate significantly.
•	If we issue preferred stock, the net asset value and market value of our common stock may become more volatile.
•	Stockholders may incur dilution if we sell securities to subscribe for, or convertible into, shares of our common stock.
•	Your interest in us may be diluted if we issue senior securities convertible into common shares or warrants or rights exchangeable for common shares or if you do not fully exercise your subscription rights in any rights offering. In addition, if the subscription price is less than our net asset value per share, then you will experience an immediate dilution of the aggregate net asset value of your shares.
•	The trading market or market value of our publicly issued debt securities may fluctuate.
•	Terms relating to redemption may materially adversely affect your return on our debt securities.
•	Our credit ratings may not reflect all risks of an investment in the debt securities.
•	Shares of closed-end investment companies frequently trade at a discount from net asset value.
•	We may allocate the net proceeds from offerings pursuant to this prospectus to investments with which you may not agree.
•	Common stockholders may experience dilution.
•	Investors in offerings of our common stock will suffer immediate dilution upon the closing of such offerings, as the per share price paid by investors in such offerings is likely to be a premium over net asset value per share of the common stock acquired.
•	Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

•	Certain provisions of Maryland law and our charter and bylaws could hinder, delay or prevent a change in control of our company.

Determination of Net Asset Value

We follow a disciplined approach to valuing our portfolio, which is done in accordance with generally accepted accounting principles, and we rely on multiple valuation techniques and independent appraisals of underlying assets owned by our portfolio companies reviewed on a quarterly basis by our Board of Directors. On a quarterly basis, the investment team of our Manager prepares fair value estimates for all of the assets in our portfolio utilizing the income approach and market approach and presents them to our valuation committee. The valuation committee recommends its fair value estimates to our Board of Directors, which in good faith determines the final estimates of fair value for each investment. We record investments in securities for which market quotations are readily available at such market quotations in our financial statements as of the valuation date. For investments in securities for which market quotations are unavailable, or which have various degrees of trading restrictions, the investment team of our Manager prepares valuation analyses and fair value estimates. Our Board of Directors undertakes a multi-step valuation process each quarter for our investments that are not publicly traded. Our Board of Directors and valuation committee, in their discretion, may retain an independent valuation firm to review any or all of the valuation analyses and fair value estimates provided by the investment team of our Manager.

Determination of fair values involves subjective judgments and estimates not susceptible of substantiation by auditing procedures. Additionally, under current auditing standards, the notes to our financial statements refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements. For more information, see “Determination of Net Asset Value.”

Our Corporate Information

Our principal executive office is located at 909 Fannin, Suite 3800, Houston, Texas 77010, and our telephone number is (713) 752-0062.

Offerings

We may offer, from time to time, up to $250 million of our common stock, preferred stock, subscription rights, debt securities or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, or units comprised of any combination of the foregoing, on terms to be determined at the time of the offering. We will offer our securities at prices and on terms to be set forth in one or more supplements to this prospectus. The offering price per share of our common stock, less any underwriting commissions or discounts, generally will not be less than the net asset value per share of our common stock at the time of the offering. However, we may issue shares of our common stock pursuant to this prospectus at a price per share that is less than our net asset value per share (a) in connection with a rights offering to our existing stockholders, (b) with the prior approval of the majority of our common stockholders or (c) under such other circumstances as the SEC may permit. Any such issuance of shares of our common stock below net asset value may be dilutive to the net asset value of our common stock. We may offer our securities directly to one or more purchasers, including existing stockholders in a rights offering, through agents that we designate from time to time or to or through underwriters or dealers. The prospectus supplement relating to the offering will identify any agents or underwriters involved in the sale of our securities, and will set forth any applicable purchaser price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our securities.

Set forth below is additional information regarding offering of our securities:

Use of proceeds
Unless otherwise specified in the prospectus supplement, we intend to use the net proceeds from the sale of our securities for general corporate purposes, which include investing in portfolio companies in accordance with our investment objectives and the strategies described in this prospectus, general corporate purposes (including the payment of operating expenses) and retiring debt. The supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering. See “Use of Proceeds.”
Dividends
We intend to continue to pay quarterly dividends to our stockholders out of assets legally available for distribution. Our quarterly dividends, if any, will be determined by our Board of Directors. See “Price Range of Common Stock and Distributions.”
Taxation
We have elected to be treated as a RIC for federal income tax purposes. As a RIC, we generally will not pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To maintain our RIC status, we must meet specific source-of-income and asset diversification requirements and distribute annually an amount equal to at least 90% of our “investment company taxable income” (which generally consists of ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, reduced by deductible expenses) and net tax-exempt interest. See “Price Range of Common Stock and Distributions” and “Material U.S. Federal Income Tax Considerations.”
Dividend reinvestment plan
We have established an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend, then a stockholder’s cash dividends will be automatically reinvested in additional shares of our common stock unless the stockholder specifically “opts out” of the dividend reinvestment plan so as to receive cash dividends. For tax consequences associated with the dividend reinvestment plan, see “Material U.S. Federal Income Tax Considerations.”
NASDAQ Global Select Market symbol
“NGPC”
Risk factors
See “Risk Factors” beginning on page 17 of this prospectus and the other information included in this prospectus for a discussion of factors you should carefully consider before deciding to invest in shares of our securities.
Anti-takeover provisions
Our Board of Directors is divided into three classes of directors serving staggered three-year terms. This structure is intended to provide us with greater likelihood of continuity of management, which may be necessary for us to realize the full value of our investments. A staggered Board of Directors may also serve to deter hostile takeovers or proxy contests, as may certain other measures adopted by us. See “Provisions of the Maryland General Corporation Law and our Charter and Bylaws.”
Leverage
We borrow funds to make investments. We use this practice, which is known as “leverage,” to attempt to increase returns to our common stockholders, but it involves significant risks. See “Risk Factors — Risks Relating to Our Business and Investments — We fund a portion of our investments with borrowed money, which magnifies the potential for gain or loss on amounts invested and increases the risk of investing in us” and “Senior Securities.” With certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing. In addition to the borrowings that are mentioned, the senior securities that are being registered will create leverage. The amount of leverage that we employ at any particular time will depend on our Manager’s and our Board of Directors’ assessment of market and other factors at the time of any proposed borrowing.
Management arrangements
NGP Investment Advisor, LP serves as our Manager. NGP Administration, LLC, serves as our Administrator. NGP Administration is the sole general partner of our Manager. For a description of our Manager, our Administrator, NGP and our contractual arrangements with these companies, see “Management — Investment Advisory Agreement” and “ — Administration Agreement.”
Available information
We are required to file periodic reports, proxy statements and other information with the Securities and Exchange Commission, or SEC. This information is available free of charge on our website at www.ngpcrc.com or by telephone at (713) 752-0062. The information on our website is not part of this prospectus. The SEC also maintains a website at www.sec.gov that contains such information.

Fees and expenses

The following table is intended to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly.

Stockholder transaction expenses (as a percentage of offering price):
Sales load	—	%(1)
Offering expenses	—	(2)
Dividend reinvestment plan expenses	—	(3)
Total stockholder transaction expenses	—	%(4)
Annual expenses (as a percentage of consolidated net assets attributable to common stock(5)):
Management fees	2.16	%(6)
Incentive fees payable under Investment Advisory Agreement (20% of net investment income in excess of hurdle rate and 20% of realized capital gains net of gross unrealized capital losses)	0.00	%(7)
Interest on borrowed funds	0.66	%(8)
Other expenses	2.43	%(9)
Income tax provision(benefit)	0.02	%(10)
Total annual expenses	5.27%

Example

The following example, required by the SEC, demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have no additional leverage, that debt is retired at its scheduled maturity and that our annual operating expenses would remain at the levels set forth in the table above except that interest expense declines as debt is retired. In the event that shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return from investment income	$52.70	$155.49	$247.32	$480.06
You would pay the following incremental incentive fees on a $1,000 investment, assuming a 5% annual return from realized capital gains	$10.00	$28.09	$44.15	$75.42

If the 5% annual return is generated entirely from annual, realized capital gains, an incentive fee on capital gains under the Investment Advisory Agreement would be incurred, as shown above. See “Management — Investment Advisory Agreement — Management Fee” for information concerning incentive fees.

While the example assumes, as required by the SEC, a 5% annual return before fees and expenses, our performance will vary and may result in a return greater or less than 5%. Assuming a 5% annual return, the income incentive fee under the Investment Advisory Agreement would either not be earned or payable or have an insignificant impact on the expense amounts shown above and is not included in the example. For the three months ended March 31, 2012, we did not incur any Income Incentive Fees. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses and returns to our investors will be higher.

In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan who have not otherwise elected to receive cash will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the dividend. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

(1)	In the event that the shares of securities to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load.
(2)	The related prospectus supplement will disclose the estimated amount of offering expenses, the offering price and the offering expenses borne by us as a percentage of the offering price.
(3)	The expenses of the dividend reinvestment plan are included in “Other expenses.”
(4)	The related prospectus supplement will disclose the offering price and the total stockholder transaction expenses as a percentage of the offering price.
(5)	“Consolidated net assets attributable to common stock” used to calculate the percentages in this table equals our average consolidated net assets of $201.1 million for the three months ended March 31, 2012.
(6)	Our quarterly base management fee is equal to 0.45% (1.8% annualized) of our total assets. Since the base management fee is based on total assets, as opposed to net assets, the difference between the fee table amount and the contractual base management fee rate is primarily a function of our leverage. For a detailed discussion of the base management fee, see “Management — Investment Advisory Agreement — Management Fee.”
(7)	Assumes that annual incentive fees earned by our Manager remain constant at the level of incentive fees accrued by our Manager for the three months ended March 31, 2012. The incentive fee consists of two parts. The first part, which is payable quarterly in arrears, equals 20% of the excess, if any, of our net investment income for the quarter that exceeds a quarterly hurdle rate equal to 2% (8% annualized) of our net assets. Our net investment income used to calculate this part of the incentive fee is also included in the amount of gross assets used to calculate the 1.8% base management fee (see footnote 5 above). Accordingly, we pay our Manager an incentive fee as follows: (1) no incentive fee in any quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate; and (2) 20% of the amount of our net investment income, if any, that exceeds the hurdle rate. You should be aware that a rise in the general level of interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate and may result in a substantial increase of the amount of incentive fees payable to our Manager with respect to pre-incentive fee net investment income. The second part of the incentive fee, or the “Capital Gains Fee”, is determined and payable in arrears as of the end of each fiscal year, and equals (1) 20% of (a) our net realized capital gains (realized capital gains less realized capital losses) on a cumulative basis from the date of our initial public offering to the end of such fiscal year, less (b) any unrealized capital depreciation at the end of such fiscal year, less (2) the aggregate amount of all Capital Gains Fees paid to our Manager in prior fiscal years. For a more detailed discussion of the calculation of this fee, see “Management — Investment Advisory Agreement — Management Fee.” Our Manager has agreed that, to the extent permissible under federal securities laws and regulations, including Regulation M, it will utilize 30% of the fees it receives from the capital gains portion of the incentive fee (up to a maximum of $5,000,000 in the aggregate) to purchase shares of our common stock in open market transactions through an independent trustee or agent.
(8)	“Interest on borrowed funds” represents our interest expense estimate by annualizing our actual interest and credit facility expense incurred and amortization of debt issuance costs for the three months ended March 31, 2012. During the three months ended March 31, 2012, our average borrowings were $3.0 million and cash paid for interest expense was $0.13 million. We had outstanding borrowings of $10.0 million at March 31, 2012. This item is based on our assumption that our borrowings and interest costs after an offering will remain similar to those prior to such offering. The prospectus supplement related to the offering of any debt securities pursuant to this prospectus will calculate this item based on the effects of our borrowings and interest costs after the issuance of such debt securities. The amount of leverage that we employ at any particular time will depend on, among other things, our Manager’s and our Board of Directors’ assessment of market and other factors at the time of any proposed borrowing. See “Risk Factors — Risks Relating to Our Business and Investments — We fund a portion of our investments with borrowed money, which magnifies the potential gain or loss on amounts invested and may increase the risk of investing in us,” “Risk Factors — Risks Relating to Our Business and Investments — We may in the future determine to fund a portion of our investments with preferred stock, which would magnify the potential for gain or loss and the risks of investing in us in the same way as our borrowings” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Liquidity and Capital Resources” in this prospectus.
(9)	Includes our estimated overhead expenses, including payments under the Administration Agreement based on our allocable portion of overhead and other expenses incurred by our Administrator in performing its obligations under the Administration Agreement. Such expenses are estimated by annualizing other expenses for the three months ended March 31, 2012. See “Management — Administration Agreement.” The holders of shares of our common stock (and not the holders of our debt securities or preferred stock, if any) indirectly bear the cost associated with our annual expenses.

SELECTED FINANCIAL DATA

The following selected financial data for the years ended December 31, 2011, 2010, 2009, 2008 and 2007 are derived from our consolidated financial statements. Interim results as of and for the three months ended March 31, 2012 are derived from our unaudited consolidated financial statements and may not necessarily be indicative of the results that may be expected for the year ending December 31, 2012. Quarterly financial information is derived from unaudited financial data, but in the opinion of management, reflects all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the results of such interim period. The data should be read in conjunction with our consolidated financial statements and notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” which are included elsewhere in this prospectus.

NGP CAPITAL RESOURCES COMPANY
SELECTED FINANCIAL DATA

In Thousands, Except Per Share Data and Other Data	As of and for the Three Months ended March 31,		As of and for the Year ended December 31,
	2012	2011	2011	2010	2009	2008	2007
	(Unaudited)	(Unaudited)
Income Statement Data:
Total investment income	$5,619	$6,555	$27,903	$23,585	$24,520	$37,461	$37,499
Management and incentive fees	1,084	1,333	5,422	5,548	6,438	7,599	6,897
Other operating expenses	1,557	1,521	6,612	6,543	8,163	11,215	11,340
Net investment income	2,966	3,691	15,809	11,440	9,728	18,647	19,206
Net realized capital gain (loss) on investments	(30)	(525)	(30,614)	(33,276)	(14,329)	16,215	6,581
Net increase (decrease) in unrealized appreciation (depreciation) on investments	1,275	(6,425)	(5,083)	32,310	(4,218)	(48,281)	2,237
Net increase (decrease) in net assets resulting from operations	$4,211	$(3,259)	$(19,888)	$10,474	$(8,819)	$(13,419)	$28,024
Per Share Data:
Net investment income	$0.14	$0.17	$0.73	$0.53	$0.45	$0.86	$1.10
Net realized and unrealized gain (loss) on investments	0.05	(0.32)	(1.65)	(0.04)	(0.86)	(1.46)	0.52
Net increase (decrease) in net assets resulting from operations	0.19	(0.15)	(0.92)	0.49	(0.41)	(0.60)	1.62
Dividends declared	(0.12)	(0.18)	(0.72)	(0.69)	(0.64)	(1.61)	(1.44)
Net asset value, end of period	$9.33	$10.57	$9.26	$10.90	$11.10	$12.15	$14.14
Balance Sheet Data:
Total investments	$131,849	$227,613	$145,057	$216,063	$200,105	$258,792	$457,110
Cash and cash equivalents	81,070	57,963	106,570	68,457	108,288	133,806	18,437
Total assets	216,241	290,942	256,581	291,589	316,931	398,994	478,277
Long-term debt(1)	10,000	25,000	50,000	50,000	67,500	45,000	216,000
Total stockholders' equity (net assets)	201,882	228,574	200,266	235,726	240,175	262,836	247,416
Other Data:
Weighted average yield on targeted portfolio investments(2)	12.1%	9.2%	11.6%	10.4%	5.4%	9.0%	11.9%
Number of portfolio companies at period end	17	19	19	20	16	19	15
Expense ratios (as a percentage of average net assets):(3)
Interest expense and bank fees	0.7%	0.6%	0.7%	0.5%	1.1%	2.6%	3.0%
Other operating expenses	4.6%	4.4%	4.8%	4.6%	4.7%	4.8%	4.4%
Total operating expenses	5.3%	5.0%	5.5%	5.1%	5.8%	7.4%	7.4%

(1)	See “Senior Securities.”
(2)	Calculated as of the end of the period, exclusive of capital gains.
(3)	Ratios for the three months ended March 31, 2012 and 2011 are annualized.

SELECTED QUARTERLY FINANCIAL DATA (Unaudited)

The following table sets forth certain quarterly financial information for the three months ended March 31, 2012 and for each of the quarters for the fiscal years ended December 31, 2011 and 2010. This information was derived from our unaudited financial statements. Results for any quarter are not necessarily indicative of results for the full year or for any future quarter.

	2012	2011				2010
In Thousands, Except Per Share Data	Qtr 1	Qtr 4	Qtr 3	Qtr 2	Qtr 1	Qtr 4	Qtr 3	Qtr 2	Qtr 1
Total investment income	$5,619	$4,969	$7,319	$9,060	$6,555	$6,115	$6,246	$6,031	$5,193
Management and incentive fees	1,084	1,160	1,337	1,592	1,333	1,376	1,410	1,424	1,339
Other operating expenses	1,557	1,623	1,696	1,772	1,521	1,620	1,658	1,555	1,710
Net investment income	2,966	2,161	4,270	5,687	3,691	3,117	3,163	3,031	2,129
Net realized capital gain (loss)	(30)	(180)	(30,894)	985	(525)	(33,276)	—	—	—
Net increase (decrease) in unrealized appreciation (depreciation)	1,275	(2,280)	26,688	(23,066)	(6,425)	31,688	(3,099)	842	2,879
Net increase (decrease) in net assets resulting from operations	4,211	(299)	64	(16,394)	(3,259)	1,529	64	3,873	5,008
Net increase (decrease) in net assets resulting from operations per share	$0.19	$(0.01)	$—	$(0.76)	$(0.15)	$0.07	$—	$0.18	$0.24
Weighted average shares outstanding	21,628	21,628	21,628	21,628	21,628	21,628	21,628	21,628	21,628

RISK FACTORS

Investing in our securities involves a high degree of risk. You should carefully consider the risks described below before making an investment decision. Our business, financial condition or results of operations could be harmed by any of these risks. Similarly, these risks could cause the net asset value of our common stock and the trading price of our securities to decline and you might lose all or part of your investment. Our forward-looking statements in this prospectus are subject to the following risks and uncertainties. Our actual results could differ materially from those anticipated by our forward-looking statements as a result of the risk factors below. The risks described below are not the only ones facing our company. Additional risks not presently known to us or that we currently deem immaterial might also impair our business operations.

Risks Related to Our Business and Investments

Economic downturns or recessions and the volatility of oil and natural gas prices could impair our portfolio companies’ operations and ability to satisfy obligations to their respective lenders, including us, which could negatively impact our ability to pay dividends and cause the loss of all or part of your investment.

The conditions and overall strength of the national, regional and international economies, including interest rate fluctuations, changes in capital markets and changes in the prices of their primary commodities and products will generally affect our portfolio companies. These factors could adversely impact the results of operations of our portfolio companies.

The U.S. and foreign financial markets have been experiencing a high level of volatility, disruption and distress in recent years, which has been exacerbated by the failure of several major financial institutions in late 2008, continuing uncertainty about the global economy and ongoing concerns surrounding the sovereign debt crisis, particularly in the euro-zone. Despite actions of the U.S. federal government and foreign governments, these events contributed to worsening general economic conditions that materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial services firms in particular. While these conditions have improved, volatility and relative instability could continue for a prolonged period of time or worsen in the future both in the U.S. and globally.

Our portfolio companies may be susceptible to economic downturns or recessions and may be unable to repay our loans during these periods. Therefore, our non-performing assets may increase and the value of our portfolio may decrease during these periods. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic downturns or recessions could lead to financial losses in our portfolio and decreases in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in decisions by lenders not to extend credit to us. Additionally, oil and natural gas prices are volatile, and a decline in oil and natural gas prices could significantly affect the business, financial condition and results of operations of our portfolio companies and their ability to meet financial commitments. These events could prevent us from making additional investments and harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on the assets securing such loans, which could trigger cross-defaults under other agreements and jeopardize our portfolio company’s ability to meet its obligations under the debt securities that we hold and the value of any equity securities we own. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, if one of our portfolio companies were to go bankrupt, even though we may have structured our interest as senior debt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt holding and subordinate all or a portion of our claim to that of other creditors. This could negatively affect our ability to pay dividends and cause the loss of all or part of your investment.

Capital markets have been in a period of disruption and instability in recent years. These market conditions have materially and adversely affected debt and equity capital markets in the United States, which has had, and may in the future have, a negative impact on our business and operations.

Beginning in 2007, the U.S. capital markets entered into a period of disruption as evidenced by a lack of liquidity in the debt capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of major financial institutions. Despite actions of the U.S. federal government, these events contributed to worsening general economic conditions that materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial services firms in particular. While these conditions have improved, there can be no assurance that they will not worsen in the future. If these adverse market conditions return, we and other companies in the financial services sector may have to access, if available, alternative markets for debt and equity capital in order to grow. Equity capital may be difficult to raise because, subject to some limited exceptions, as a BDC, we are generally not able to issue additional shares of our common stock at a price less than net asset value without first obtaining approval for such issuance from our stockholders and our independent directors. In addition, our ability to incur indebtedness (including by issuing preferred stock) is limited by applicable regulations such that our asset coverage, as defined in the Investment Company Act, must equal at least 200% immediately after each time we incur indebtedness. The debt capital that will be available, if at all, may be at a higher cost and on less favorable terms and conditions in the future. Any inability to raise capital could have a negative effect on our business, financial condition and results of operations. Moreover, market conditions may make it difficult to extend the maturity of or refinance our existing indebtedness and any failure to do so could have a material adverse effect on our business. The illiquidity of our investments may make it difficult for us to sell such investments if required. As a result, we may realize significantly less than the value at which we have recorded our investments. Capital market volatility also affects our investment valuations. While most of our investments are not publicly traded, applicable accounting standards require us to assume as part of our valuation process that our investments are sold in a principal market to market participants (even if we plan on holding an investment through its maturity). As a result, volatility in the capital markets can adversely affect our valuations. During the extreme volatility and dislocation in the capital markets in recent years, many BDCs have faced, and may in the future face, a challenging environment in which to raise capital.

As a result of the significant changes in the capital markets affecting our ability to raise capital, the pace of our investment activity slowed in 2009 and 2010. In addition, significant changes in the capital markets, including the recent extreme volatility and disruption, has had, and may in the future have, a negative effect on the valuations of our investments and on the potential for liquidity events involving our investments. An inability to raise capital, if needed, and any required sale of our investments for liquidity purposes, could have a material adverse impact on our business, financial condition or results of operations.

High oil and natural gas prices may increase the availability of alternative sources of capital and reduce demand for our targeted investments.

During periods of higher oil and natural gas prices, energy companies may have less financial need for borrowing than in a lower commodity price environment. At higher commodity price levels, borrowers may use the additional cash flow to reduce outstanding debt under senior secured facilities, which typically makes future borrowing capacity available to such borrowers. In addition, to the extent senior lenders base borrowing capacity on reserve value calculations, higher commodity prices typically increase reserve values, thereby creating additional borrowing capacity. Because interest rates under senior secured facilities will generally be lower than the interest rates of our targeted investments, energy companies may have the ability to borrow additional amounts under their senior debt facilities and this ability may reduce the demand for our targeted investments. As a result, high commodity prices may have the effect of reducing the number of energy companies seeking financing similar to our targeted investments or causing us to achieve lower total returns on our targeted investments.

Our ability to grow will depend on our ability to raise capital.

Periodically, we will need to access the capital markets to raise cash to fund new investments. Unfavorable economic conditions could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. An inability to access the capital markets successfully could limit our ability to grow our business and fully execute our business strategy and could decrease our earnings. With certain limited exceptions, we are only allowed to borrow amounts or issue debt securities or preferred stock such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing, which, in certain circumstances, may restrict our ability to borrow or issue debt securities or preferred stock. The amount of leverage that we employ will depend on our Manager’s and our Board of Directors’ assessment of market and other factors at the time of any proposed borrowing or issuance of debt securities or preferred stock. We cannot assure you that we will be able to maintain our current credit facilities or obtain another line of credit at all or on terms acceptable to us.

In addition to issuing securities to raise capital as described above, we may in the future seek to securitize our loans to generate cash for funding new investments. To securitize loans, we may create a wholly owned subsidiary and contribute a pool of loans to the subsidiary. This could include the sale of interests in the subsidiary on a non-recourse basis (except for customary repurchase obligations for breach of representations and warranties) to purchasers whom we would expect to be willing to accept a lower interest rate to invest in investment grade loan pools, and we would expect that we would retain a subordinated interest in the assets and participate (most likely on a first loss basis) in losses related to the securitized assets to the extent of that interest. However, we will base the exact structure and provisions of any securitization upon then-current market conditions and may vary from the description in this prospectus. An inability to securitize our loan portfolio successfully could limit our ability to grow our business, fully execute our business strategy and decrease our earnings. Moreover, the successful securitization of our loan portfolio might expose us to losses, as the residual loans in which we do not sell interests will tend to be those that are riskier and more apt to generate losses. The 1940 Act may also impose restrictions on the structure of any securitization. We have no present plans to securitize any of our loans, but believe the availability of this option will provide us with increased flexibility in the future to raise additional capital.

Regulations governing our operation as a BDC affect our ability to, and the way in which we, raise additional capital.

We may issue debt securities or preferred stock, which we refer to collectively as “senior securities,” and/or borrow money from banks or other financial institutions, up to the maximum amount permitted by the 1940 Act. The provisions of the 1940 Act permit us, as a BDC, to incur indebtedness or issue senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each such incurrence or issuance. If the value of our assets declines, we may be unable to satisfy this test, which may prohibit us from paying dividends and could prevent us from maintaining our status as a RIC or may prohibit us from repurchasing shares of our common stock. If we cannot satisfy this test, we may be required to sell a portion of our investments at a time when such sales may be disadvantageous and, depending on the nature of our leverage, repay a portion of our indebtedness. As of March 31, 2012, given our total assets of $216 million and total debt of $10 million, our asset coverage for senior securities was 2,160%.

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the current net asset value per share of the common stock if our Board of Directors determines that such sale is in our best interests and the best interests of our stockholders, and, in certain instances, our stockholders approve such sale. Any such sale would be dilutive to existing stockholders. In any such case, the price at which we issue or sell our securities may not be less than a price that, in the determination of our Board of Directors, closely approximates the market value of such securities (less any commission or discount). If our common stock trades at a discount to net asset value, this restriction could adversely affect our ability to raise capital.

We operate in a highly competitive market for investment opportunities.

A large number of entities compete with us to make the types of investments that we make in energy companies. We compete with public and private funds, commercial and investment banks, commercial financing companies, and, to the extent they provide an alternative form of financing, private equity funds. Moreover, alternative investment vehicles, such as hedge funds, also invest in middle market companies. As a result, competition for investment opportunities in middle market companies is intense. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. We believe that a significant part of our competitive advantage in investing in middle market companies will stem from the fact that the market for investments in middle market companies is underserved by traditional commercial banks and other financing sources. A significant increase in the number and/or size of our competitors in this target market could force us to accept less attractive investment terms. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC. The competitive pressures that we face may have a material adverse effect on our business, financial condition and results of operations. Also, because of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we may not be able to identify and make investments that are consistent with our investment objectives.

We do not seek to compete solely based on the interest rates we offer to prospective portfolio companies. However, some of our competitors may make loans with interest rates comparable to or lower than the rates we offer. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structures. If we match our competitors’ pricing, terms and structures, we may experience decreased net interest income or capital gains and increased risk of credit loss, and the value of our shares or the amount of dividends paid may decline.

Investing in privately held companies may be riskier than investing in publicly traded companies due to the lack of available public information.

We invest primarily in privately held companies, which may be subject to higher risk than investments in publicly traded companies. Generally, little public information exists about these companies, and we are required to rely on the ability of our management team to obtain adequate information to evaluate the potential risks and returns involved in investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully-informed investment decision, and we may lose some or all of the money we invest in these companies. These factors could subject us to greater risk than investments in publicly traded companies and negatively affect our investment returns, which could negatively affect our ability to pay dividends and cause the loss of all or part of your investment.

To the extent original issue discount and paid-in-kind interest constitute a portion of our income, we will be exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash representing such income.

Our investments may include original issue discount, or OID, instruments. To the extent original issue discount constitutes a portion of our income, we are exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash, including the following:

•	The higher yield of OID instruments reflect the payment deferral and credit risk associated with these instruments.
•	OID instruments may have unreliable valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of the collateral.
•	OID instruments generally represent a significantly higher credit risk than coupon loans.
•	OID income we receive may create uncertainty about the source of our cash distributions to stockholders. For accounting purposes, any cash distributions to stockholders representing OID or market discount income are not treated as coming from paid-in capital, even though the cash to pay them comes from the offering proceeds. Thus, although a distribution of OID or market discount interest comes from the cash invested by the stockholders, Section 19(a) of the 1940 Act does not require that stockholders be given notice of this fact by reporting it as a return of capital.

•	The deferral of paid-in-kind, or PIK, interest has the simultaneous effects of increasing the assets under management and potentially increasing the base management fee at a compounding rate, while generating investment income and increasing the incentive fee at a compounding rate. In addition, the deferral of PIK interest also increases the loan-to-value ratio at a compounding rate, thus, increasing the risk that we will absorb a loss in the event of foreclosure.
•	OID and market discount instruments create the risk of non-refundable cash payments to our Manager based on non-cash accruals that we may not ultimately realize.

Many of our portfolio investments are not publicly traded and, as a result, there is uncertainty as to the value of our portfolio investments.

Large percentages of our portfolio investments (other than our short-term cash investments) are, and will continue to be, in the form of securities that are not publicly traded. The estimated fair value of securities and other investments that are not publicly traded may not be readily determinable. We value these securities quarterly at estimated fair value in accordance with procedures as determined in good faith by our Board of Directors. The types of factors we consider in determining the estimated fair value of an investment include the nature and realizable value of any collateral, the portfolio company’s earnings and ability to make payments, the markets in which the portfolio company does business, comparison to publicly traded companies, discounted cash flow and other relevant factors. Because such estimated valuations, and particularly estimated valuations of private securities and private companies, are inherently uncertain, may fluctuate during short periods of time and may be based on estimates, our determinations of estimated fair value may differ materially from the values that would have been used if a ready market for these securities existed. As a result, we may not be able to dispose of our holdings at a price equal to or greater than our estimated fair value. Our net asset value could be adversely affected if our determinations regarding the estimated fair value of our investments are materially higher than the values that we ultimately realize upon the disposal of such securities. In addition, the subjective nature of such estimated valuations may cause the shares of our common stock to trade at a discount to our net asset value.

Our equity investments may lose all or part of their value, causing us to lose all or part of our investment in those companies.

The equity interests in which we invest may not appreciate or may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. As a result, our equity interests may decline in value, causing us to lose all or part of our equity investment in those companies, and may negatively affect our ability to pay dividends and cause the loss of all or part of your investment.

The energy industry is subject to many risks.

We have a significant concentration of investments in the energy industry. The revenues, income (or losses) and valuations of energy companies can fluctuate suddenly and dramatically due to any one or more of the following factors:

Commodity Pricing Risk.  In general, commodity prices directly affect energy companies, such as the market prices of crude oil, natural gas, coal and wholesale electricity, especially for those who own the underlying energy commodity. In addition, the volatility of commodity prices can affect other energy companies due to the impact of prices on the volume of commodities produced, transported, processed, stored or distributed and on the cost of fuel for power generation companies. The volatility of commodity prices can also affect energy companies’ ability to access the capital markets in light of market perception that their performance may be directly tied to commodity prices. Historically, energy commodity prices have been cyclical and have exhibited significant volatility. Some of our portfolio companies may not engage in hedging transactions to minimize their exposure to commodity price risk. Those companies that engage in such hedging transactions remain subject to market risks, including market liquidity and counterparty creditworthiness.

Regulatory Risk.  Changes in the regulatory environment could adversely affect the profitability of energy companies. Federal, state and local governments heavily regulate the businesses of energy companies in diverse matters, such as the way in which energy assets are constructed, maintained and operated and the prices energy companies may charge for their products and services. Such regulation can change over time in scope and intensity. For example, a regulatory agency may declare a particular by-product of an energy process as hazardous, which can unexpectedly increase production costs. Moreover, many state and federal environmental laws provide for civil penalties as well as regulatory remediation, thus adding to the potential liability an energy company may face.

Production Risk.  The volume of crude oil, natural gas or other energy commodities available for producing, transporting, processing, storing, distributing or generating power may materially impact the profitability of energy companies. A significant decrease in the production of natural gas, crude oil, coal or other energy commodities, due to the decline of production from existing facilities, import supply disruption, depressed commodity prices, political events, OPEC actions or otherwise, could reduce revenue and operating income or increase operating costs of energy companies and, therefore, their ability to pay debt or dividends.

Demand Risk.  A sustained decline in demand for crude oil, natural gas, refined petroleum products and electricity could materially affect revenues and cash flows of energy companies. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, increases in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or shifts in consumer demand for such products.

Depletion and Exploration Risk.  A portion of an energy company’s assets may consist of natural gas, crude oil and/or coal reserves and other commodities that naturally deplete over time. Depletion could have a material adverse impact on such company’s ability to maintain its revenue. Further, estimates of energy reserves may not be accurate and, even if accurate, reserves may not be produced profitably. In addition, exploration of energy resources, especially of oil and natural gas, is inherently risky and requires large amounts of capital.

Weather Risk.  Unseasonable extreme weather patterns could result in significant volatility in demand for energy and power or may directly affect the operations of individual companies. This weather-related risk may create fluctuations in earnings of energy companies.

Operational Risk.  Energy companies are subject to various operational risks, such as failed drilling or well development, unscheduled outages, underestimated cost projections, unanticipated operation and maintenance expenses, failure to obtain the necessary permits to operate and failure of third-party contractors (such as energy producers and shippers) to perform their contractual obligations. In addition, energy companies employ a variety of means of increasing cash flow, including increasing utilization of existing facilities, expanding operations through new construction, expanding operations through acquisitions, or securing additional long-term contracts. Thus, some energy companies may be subject to construction risk, acquisition risk or other risks arising from their specific business strategies.

Competition Risk.  The energy companies in which we may invest will face substantial competition in acquiring properties, enhancing and developing their assets, marketing their commodities, securing trained personnel and operating their properties. Many of their competitors, including major oil companies, natural gas utilities, independent power producers and other private independent energy companies, may have financial and other resources that substantially exceed their resources. The businesses in which we may invest face greater competition in the production, marketing and selling of power and energy products brought about in part from the deregulation of the energy markets.

Valuation Risk.  We make targeted investments based upon valuations of our portfolio companies’ assets that are subject to uncertainties inherent in estimating quantities of reserves of oil, natural gas and coal and in projecting future rates of production and the timing of development expenditures, which are dependent upon many factors beyond our control. The estimates rely on various assumptions, including, for example, commodity prices, operating expenses, capital expenditures and the availability of funds, and are therefore inherently imprecise indications of future net cash flows. Actual future production, cash flows, taxes, operating expenses, development expenditures and quantities of recoverable reserves may vary substantially from those assumed in the estimates. Any significant variance in these assumptions could materially affect the value of our investments.

Financing Risk.  Some of the portfolio companies in which we invest may rely on capital markets to raise money to pay their existing obligations. Any of the risk factors associated with energy companies described above, general economic and market conditions or other factors may affect their ability to access the capital markets on attractive terms. This may in turn affect their ability to satisfy their obligations with us.

Climate Change.  There may be evidence of global climate change. Climate change creates physical and financial risk and some of our portfolio companies may be adversely affected by climate change. For example, the needs of customers of energy companies vary with weather conditions, primarily temperature and humidity. To the extent climate changes affect weather conditions, energy use could increase or decrease depending on the duration and magnitude of any changes. Increased energy use due to weather changes may require additional investments by our portfolio companies in more pipelines and other infrastructure to serve increased demand. A decrease in energy use due to weather changes may affect our portfolio companies’ financial condition, through decreased revenues. Extreme weather conditions in general require more system backup, adding to costs, and can contribute to increased system stresses, including service interruptions. Potential lawsuits against or taxes or other regulatory costs imposed on greenhouse gas emitters could also affect energy companies, based on links drawn between greenhouse gas emissions and climate change.

When we are a debt or minority equity investor in a portfolio company, we generally will not be in a position to control the entity, and management of the portfolio company may make decisions that could decrease the value of our portfolio holdings.

We generally make debt and minority equity investments, and are therefore subject to the risks that a portfolio company may make business decisions with which we disagree. Further, the stockholders and management of such company may take risks or otherwise act in ways that do not serve our interests. Due to the lack of liquidity in the markets for our investments in privately held companies, we may not be able to dispose of our interests in our portfolio companies as readily as we would like. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.

The lack of liquidity in our investments may adversely affect our business.

We generally make investments in private companies. Substantially all of these investments are subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments. In addition, we may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we have material non-public information regarding such portfolio company.

We may experience fluctuations in our quarterly results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including changes in the fair values of our portfolio investments, the interest rate payable on the debt securities we acquire, the default rate on such securities, the level of our expenses, variations in and the timing of recognition of realized and unrealized gains or losses, delays between the timing of the redemption of portfolio investments and the redeployment of such proceeds into new investments, the degree to which we encounter competition in our markets and general economic conditions. Because of these factors, you should not rely on results for any period as being indicative of performance in future periods.

We may choose to invest a portion of our portfolio in investments that may be considered highly speculative, which could negatively affect our ability to pay dividends and cause a loss of part of your investment.

Our investments are generally in the form of debt instruments, including senior and subordinated loans, combined in one facility, sometimes with an equity component, and subordinated loans, sometimes with equity components. We may also invest in preferred stock and other equity securities. We would likely often make these types of investments in companies that possess assets that do not produce sufficient current cash flow at inception of our investment to amortize the principal throughout the life of a loan. For example, we could make such an investment in a company that owns proved non-producing oil and natural gas reserves and requires capital to finance development drilling to initiate the production of the reserves and generate cash flow. Some of these investments may be of a highly speculative nature and may lose some or all of their value, which could negatively affect our ability to pay dividends and cause the loss of part of your investment.

We fund a portion of our investments with borrowed money, which magnifies the potential for gain or loss on amounts invested and increases the risk of investing in us.

Borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. We currently borrow under our Investment Facility and in the future may borrow from or issue senior debt securities. Our current and future debt securities are and may be governed by an indenture or other instrument containing covenants restricting our operating flexibility. We, and indirectly our stockholders, bear the cost of issuing and servicing such securities. Any convertible or exchangeable securities that we issue in the future may have rights, preferences and privileges more favorable than those of our common stock. Our lenders have fixed dollar claims on our consolidated assets that are superior to the claims of our common stockholders or any preferred stockholders. If the value of our investment portfolio increases, then leveraging would cause the net asset value to increase more sharply than it would have had we not leveraged. Conversely, if the value of our investment portfolio decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any increase in our investment income in excess of interest expense payable on the borrowed funds would cause our net income to increase more than it would without the leverage, while any decrease in our investment income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make common stock dividend payments. Leverage is generally considered a speculative investment technique.

At March 31, 2012, we had $10.0 million of indebtedness outstanding, which had a weighted average annualized interest cost of 6.0%. In order for us to cover these annualized interest payments on indebtedness, we must achieve annual returns on our assets of at least 0.28%. We intend to continue borrowing under the Investment Facility in the future, and we may increase the size of the Investment Facility or issue senior debt securities or other evidences of indebtedness. Our ability to service our debt depends largely on our financial performance and is subject to prevailing economic conditions and competitive pressures. The amount of leverage that we employ at any particular time will depend on our Manager’s and our Board of Directors’ assessment of market and other factors at the time of any proposed borrowing.

Illustration.  The following table illustrates the effect on return to a holder of our common stock of the leverage created by our use of borrowing at the interest rate of 6.0% as of March 31, 2012 and (i) our total value of assets of $216.2 million as of March 31, 2012; (ii) total value of our net assets of $201.9 million as of March 31, 2012, (iii) debt outstanding as of March 31, 2012 of $10.0 million and (iv) hypothetical annual returns on our portfolio of negative 10 to positive 10 percent. The calculations in the table are hypothetical and actual returns may be higher or lower than those appearing below.

Assumed Return on Portfolio (net of expenses)(1)	-10%	-5%	0%	5%	10%
Corresponding Return to Common Stockholders(2)	-11.01%	-5.65%	-0.30%	5.06%	10.41%

(1)	The assumed portfolio return is required by regulation of the SEC and is not a prediction of, and does not represent, our projected or actual performance.
(2)	In order to compute the “Corresponding Return to Common Stockholders,” the “Assumed Return on Portfolio” is multiplied by the total value of our assets at March 31, 2012 to obtain an assumed return to us. From this amount, the interest expense calculated by multiplying the interest rate of 6.0% times the $10.0 million debt is subtracted to determine the return available to stockholders. The return available to stockholders is then divided by the total value of our net assets as of March 31, 2012 to determine the “Corresponding Return to Common Stockholders.”

Changes in interest rates may expose us to additional risks.

General interest rate fluctuations may have a negative impact on our investments and investment opportunities and, accordingly, may have a material adverse effect on investment objectives and our rate of return on invested capital. Because we may borrow money to make investments, our net investment income depends upon the difference between the rate at which we borrow funds and the rate at which we invest these funds. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. As of March 31, 2012, approximately 44% of the investments at fair value in our portfolio were at fixed rates, while approximately 56% were at variable rates. Trading prices for debt that pays a fixed rate of return tend to fall as interest rates rise. Trading prices tend to fluctuate more for fixed-rate securities that have longer maturities. Although we have no policy governing the maturities of our investments, under current market conditions we expect that we will invest in a portfolio of debt generally having maturities of three to seven years, but may have longer maturities. This means that, to the extent we fund longer term fixed rate investments with shorter term floating rate borrowings, we will be subject to greater risk (other things being equal) than a fund invested solely in shorter term securities. A decline in the prices of the debt we own could adversely affect the trading price of our shares.

Failure to extend our Investment Facility, the revolving period of which is currently scheduled to expire on August 31, 2014, could have a material adverse effect on our results of operations and financial position and our ability to pay expenses and make distributions.

The revolving period for our Investment Facility with a syndicate of lenders is currently scheduled to expire on August 31, 2014. If the participant banks do not renew or extend the Investment Facility by August 31, 2014, we will not be able to make further borrowings under the facility after such date and the outstanding principal balance on that date will be due and payable. If we are unable to extend our facility or find a new source of borrowing on acceptable terms, we will be required to pay down the amounts outstanding under the facility through one or more of the following: (1) available cash balances, (2) principal collections on our securities pledged under the facility, (3) at our option, interest collections on our securities pledged under the facility, or (4) possible liquidation of some or all of our loans and other assets, any of which could have a material adverse effect on our results of operations and financial position and may force us to decrease or stop paying certain expenses and making distributions until the facility is repaid. In addition, our stock price could decline significantly, we would be restricted in our ability to acquire new investments and, in connection with our year-end audit, our independent registered accounting firm could raise an issue as to our ability to continue as a going concern.

We may not have sufficient funds to make follow-on investments. Our decision not to make a follow-on investment may have a negative impact on a portfolio company in need of such an investment or may result in a missed opportunity for us.

After our initial investment in a portfolio company, the company may request additional funds or we may have the opportunity to increase our investment in a successful situation, for example, the exercise of a warrant to purchase common stock. There is no assurance that we will make, or will have sufficient funds to make, follow-on investments. Any decision we make not to make a follow-on investment or any inability on our part to make such an investment may have a negative impact on a portfolio company in need of such an investment or may result in a missed opportunity for us to increase our participation in a successful operation and may dilute our equity interest or otherwise reduce the expected yield on our investment.

We may in the future determine to fund a portion of our investments with preferred stock, which would magnify the potential for gain or loss and the risks of investing in us in the same way as our borrowings.

Because preferred stock is another form of leverage and the dividends on any preferred stock we issue must be cumulative, preferred stock has the same risks to our common stockholders as borrowings. Payment of such dividends and repayment of the liquidation preference of such preferred stock must take preference over any dividends or other payments to our common stockholders. Preferred stockholders are not subject to any of our expenses or losses and are not entitled to participate in any income or appreciation in excess of their stated preference.

Our Board of Directors may change most of our operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.

Our Board of Directors has the authority to modify or waive most of our current operating policies and our strategies without prior notice and without stockholder approval. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results and value of our stock. However, the effects might be adverse, which could negatively affect our ability to pay you dividends and cause you to lose all or part of your investment. In the event that our Board of Directors determines that we cannot economically pursue our investment objective under the 1940 Act, they may at some future date decide to withdraw our election to be treated as a BDC and convert us to a management investment company or an operating company not subject to regulation under the 1940 Act, or cause us to liquidate. These changes would require the approval of a requisite percentage of our Board of Directors and the holders of a majority of our shares.

We may choose to waive or defer enforcement of covenants in the debt securities held in our portfolio, which may cause us to lose all or part of our investment in these companies.

We generally structure the debt investments in our portfolio companies to include customary business and financial covenants placing affirmative and negative obligations on the operation of each company’s business and its financial condition. However, from time to time we may elect to waive breaches of these covenants, including our right to payment, or waive or defer enforcement of remedies, such as acceleration of obligations or foreclosure on collateral, depending upon the financial condition and prospects of the particular portfolio company. These actions may reduce the likelihood of us receiving the full amount of future payments of interest or principal and be accompanied by a deterioration in the value of the underlying collateral as many of these companies may have limited financial resources, may be unable to meet future obligations and may go bankrupt. This could negatively affect our ability to pay dividends and cause the loss of all or part of your investment.

We may concentrate our portfolio investments in a limited number of portfolio companies, which would magnify the effect if one of those companies were to suffer a significant loss.

We are a closed-end, non-diversified management investment company under the 1940 Act, which means we are not limited by the 1940 Act in the proportion of our assets that may be invested in the securities of a single issuer. A consequence of this concentration is that the aggregate returns we initially realize may be adversely affected if a small number of our investments perform poorly or if we need to write down the value of any one such investment. Beyond the applicable federal income tax diversification requirements, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few portfolio companies. Financial difficulty on the part of any single portfolio company will expose us to a greater risk of loss than would be the case if we were a “diversified” company holding numerous investments. To the extent that we take large positions in the securities of a small number of portfolio companies, our net asset value and the market price of our common stock may fluctuate as a result of changes in the financial condition or in the market’s assessment of such portfolio companies to a greater extent than that of a diversified investment company. These factors could negatively affect our ability to pay dividends and cause the loss of all or part of your investment.

In addition, we concentrate our investments in the energy industry. Consequently, this concentration exposes us to the risks of adverse developments affecting the energy industry to a greater extent than if we dispersed our investments over a variety of industries. See “The energy industry is subject to many risks.”

Our principal investment strategy is to invest in subordinated or mezzanine securities, which may be junior to other debts incurred by the portfolio companies. As a result, the holders of such debt may be entitled to payments of principal or interest prior to us, preventing us from obtaining the full value of our investment in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

We invest a substantial amount of our assets in subordinated debt securities and mezzanine investments issued by our portfolio companies. The portfolio companies usually will have, or may be permitted to incur, other debt that ranks equally with, or senior to the securities in which we invest. By their terms, such debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which we are entitled to receive payments in respect of the securities in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such senior creditors, the portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with securities in which we invest, we would have to share on an equal basis any distributions with other creditors holding such securities in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company. An event such as insolvency, liquidation, dissolution, reorganization or bankruptcy of a relevant portfolio company may prevent us from obtaining the full value of our investment.

Our portfolio companies may be highly leveraged.

Some of our portfolio companies may be highly leveraged, which may have adverse consequences to these companies and to us as an investor. These companies may be subject to restrictive financial and operating covenants and the leverage may impair these companies' ability to finance their future operations and capital needs. As a result, these companies' flexibility to respond to changing business and economic conditions and to take advantage of business opportunities may be limited. Further, a leveraged company's income and net assets will tend to increase or decrease at a greater rate than if borrowed money were not used.

If we fail to maintain effective internal controls over financial reporting, we may not be able to accurately report our financial results, which could have a material adverse effect on our operations, investor confidence in our reported financial information and the trading price of our securities.

Effective internal controls are necessary for us to provide reliable financial reports and effectively prevent fraud. We reported a material weakness in our internal control over financial reporting in our Annual Report on Form 10-K for the year ended December 31, 2009, which resulted in material misstatements in certain of our historical financial statements, that required us to restate those financial statements. Management subsequently implemented new control processes and procedures, and that material weakness has since been remediated. However, we cannot assure you that significant deficiencies or material weaknesses in our internal control over financial reporting will not be identified in the future. Any failure to maintain or implement required new or improved controls, or any difficulties we encounter in their implementation, could result in additional significant deficiencies or material weaknesses, and cause us to fail to meet our periodic reporting obligations or result in material misstatements in our financial statements. Any such failure could also adversely affect the results of periodic management evaluations and annual auditor attestation reports regarding the effectiveness of our internal control over financial reporting required under Section 404 of the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder. The existence of a material weakness could result in errors in our financial statements that could result in a restatement of financial statements, cause us to fail to meet our reporting obligations and cause investors to lose confidence in our reported financial information, leading to a decline in our stock price.

Failure to deploy new capital may reduce our return on equity.

Until we identify new investment opportunities, we intend to either invest any excess cash and the net proceeds of future offerings in interest-bearing deposits or other short-term instruments or use the net proceeds from such offerings to reduce then-outstanding obligations under our credit facilities. We cannot assure you that we will be able to find enough appropriate investments that meet our investment criteria or that any investment we complete using the proceeds from an offering will produce a sufficient return. If we fail to invest any new capital effectively our return on equity may be negatively impacted, which could reduce the price of the shares of our common stock.

We may invest a portion of our assets in foreign securities. Investing in foreign securities typically involves more risks than investing in U.S. securities. These risks can increase the potential for losses by us and negatively affect our stock price.

Foreign securities may be issued and traded in foreign currencies. As a result, changes in exchange rates between foreign currencies may affect their values in U.S. dollar terms. For example, if the value of the U.S. dollar increases relative to a foreign currency, a loan payable in that foreign currency will decrease in value because it will be worth fewer U.S. dollars.

The political, economic, and social structure of some foreign countries may be less stable and more volatile than those in the United States. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. A government may take over assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for us to vote proxies, exercise stockholder rights, and pursue legal remedies with respect to foreign investments. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of our investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and to take into account with respect to our investments in foreign securities.

Brokerage commissions and other fees generally are higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the United States. The procedures and rules governing foreign transactions and custody (holding of our assets) may involve delays in payment, delivery or recovery of money or investments.

Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about foreign companies than about most U.S. companies.

Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities. This means we may at times be unable to sell foreign securities at favorable prices.

Dividend and interest income from foreign securities may be subject to withholding taxes by the country in which the issuer is located, and we may not be able to pass through to our stockholders foreign tax credits or deductions with respect to these taxes.

Our most recent net asset value was calculated as of March 31, 2012 and our net asset value, when calculated as of December 31, 2012, may be higher or lower.

Our most recently estimated net asset value, or NAV, per share was $9.33 on an as-adjusted basis solely to give effect to our distribution with a record date of April 2, 2012. NAV per share as of December 31, 2012, may be higher or lower than $9.33 based on potential changes in valuations and earnings for the year then ended. Our Board of Directors has not yet determined the fair value of portfolio investments at any date subsequent to March 31, 2012. Our Board of Directors determines the estimated fair value of our portfolio investments on a quarterly basis in connection with the preparation of quarterly financial statements and based on input from our Manager and the valuation committee of our Board of Directors.

We may be subject to the risks associated with the ethanol industry.

The ethanol industry is subject to many risks which may adversely affect the market price of ethanol. For example, overcapacity in the ethanol industry may result in a decrease in the market price of ethanol if the demand for ethanol does not grow at the same pace as increases in supply. In addition, the ethanol industry is highly competitive, and other companies presently in the market, or that are about to enter the market, could adversely affect the market price of ethanol. Moreover, because corn is the principal raw material used to produce ethanol, the cost and supply of corn directly affects ethanol companies. Changes in the price and supply of corn are subject to and determined by market forces over which we have no or little control, including overall supply and demand, government programs and policies, weather, and other factors. Furthermore, because federal and state government policies primarily drive growth and demand for ethanol, a change in government policies favorable to ethanol may cause demand for ethanol to decline. These favorable government policies include the national renewable fuels standard, and various federal ethanol tax incentives that assist the ethanol industry. The continuation of these policies is uncertain, which means that demand for ethanol may decline if these policies change or are discontinued. A decline in the demand of ethanol is likely to cause lower ethanol prices. In addition, tariffs on imported ethanol, which currently effectively limit imported ethanol into the United States, could be reduced or eliminated, which may in turn negatively affect the demand for domestic ethanol and the price at which domestic ethanol is sold.

Risks Related to Our Manager

Our management team may provide services to other investors, which could reduce the amount of time and effort that they devote to us, which could negatively affect our performance.

Our Investment Advisory Agreement does not restrict the right of our Manager, NGP, or any persons working on our behalf, to carry on their respective businesses, including providing advice to others with respect to the purchase of securities that would meet our investment objectives. Although the officers of our Manager devote full time to the management of our business, our Investment Advisory Agreement does not specify a minimum time period that representatives of NGP who are serving as directors or members of our Manager’s investment committee must devote to managing our investments. Each of Messrs. Hersh and Albin (who serve as members of our Board of Directors) and Messrs. Quinn and Covington (who serve as members of our Manager’s investment committee) continue to have substantial responsibilities in connection with their roles managing other NGP-affiliated funds. Our portfolio companies may request managerial assistance from our Manager and its management team. The ability of these parties to engage in these other business activities, including managing assets for third parties, could reduce the time and effort they spend managing our portfolio, which could negatively affect our performance.

Our future success is dependent upon the members of our management team and their access to investment professionals of our Manager’s affiliates and the loss of any of them could detrimentally affect our operations.

We depend on the diligence, experience, skill and network of business contacts of our management team. We also depend, to a significant extent, on our Manager’s investment professionals and the information and deal flow generated by them in the course of their investment and portfolio management activities. Our management team evaluates, negotiates, structures, closes and monitors our investments. Our future success will depend on the continued service of our management team. The departure of any of the senior members of our management team, or of a significant number of the investment professionals of our Manager, could have a material adverse effect on our ability to achieve our investment objectives. We have not entered into employment agreements, nor do we have an employment relationship, with any of these individuals. There is competition for qualified professionals in our Manager’s industry. If our Manager is unable to hire and retain qualified personnel, we may be unable to successfully implement our investment strategy and the value of your investment could decline. In addition, we can offer no assurance that our Manager will remain our Manager or that we will continue to have access to the investment professionals of our Manager or their information and deal flow. The loss of any member of our management team could detrimentally affect our operations.

Our obligation to reimburse our Manager for certain expenses could result in a conflict of interest.

In the course of our investing activities, we pay management and incentive fees to our Manager. Also, we reimburse our Manager and our Administrator for certain expenses they incur, such as those payable to third parties in monitoring our financial and legal affairs and investments and performing due diligence on our prospective investments. Due to this arrangement, there may be times when our Manager has interests that differ from those of our stockholders, giving rise to a conflict that could negatively affect our investment returns and the value of your investment.

We pay our Manager a base management fee based upon our total assets, which may lead our Manager to cause us to incur more debt than is prudent in order to maximize its compensation.

We will pay our Manager a quarterly base management fee based on the value of our total assets (including assets acquired with borrowed funds). Accordingly, our Manager has an enhanced economic incentive to increase our leverage, including through the issuance of debt securities, convertible securities and preferred stock. Increased leverage will expose or subject us to increased risk of loss, increased cost of issuing and servicing such senior securities, and any additional covenant restrictions imposed in an indenture or by the applicable lender, which could negatively affect our business and results of operations. See “Management — Investment Advisory Agreement — Management Fee” for a detailed discussion of the management fee.

We pay our Manager incentive compensation based on our portfolio’s performance. This arrangement may lead our Manager to recommend riskier or more speculative investments in an effort to maximize its incentive compensation.

In addition to its base management fee, our Manager earns incentive compensation in two parts. The first part is payable quarterly and is equal to a specified percentage of the amount by which our net investment income exceeds a hurdle rate. The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year and equals (1) 20% of (a) our net realized capital gain (realized capital gains less realized capital losses) on a cumulative basis from the closing date of our initial public offering to the end of such fiscal year, less (b) any unrealized capital depreciation at the end of such fiscal year, less (2) the aggregate amount of all capital gains fees paid to our Manager in prior years. For accounting purposes only, in order to reflect the theoretical capital gains incentive fee that would be payable for a given period as if all unrealized capital gains were realized, we will accrue a capital gains incentive fee as described above (in accordance with the terms of the Investment Advisory Agreement), plus 20% of unrealized capital gains on investments held at the end of such period. It should be noted that the portion of the accruals for the capital gains incentive fees attributable to unrealized capital gains will not necessarily be payable under the Investment Advisory Agreement, and may never be paid based on the computation of capital gains incentive fees in subsequent periods. Amounts paid under the Investment Advisory Agreement will be consistent with the formula reflected in the Investment Advisory Agreement.

The way in which we determine the incentive fee payable to our Manager may encourage our Manager to use leverage to increase the return on our investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would adversely affect our stockholders, because their interests would be subordinate to those of debt holders. In addition, our Manager receives the incentive fee based, in part, upon net capital gains realized on our investments. Unlike the portion of the incentive fee based on income, there is no hurdle rate applicable to the portion of the incentive fee based on net capital gains. As a result, our Manager may have a tendency to invest more in investments that are likely to result in capital gains as compared to income-producing securities. Other key criteria related to determining appropriate investments and investment strategies, including the preservation of capital, might be under-weighted if our Manager focuses exclusively or disproportionately on maximizing its income. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses. See “Management — Investment Advisory Agreement — Management Fee” for a detailed discussion of the management fee.

The payment of part of the incentive compensation on a quarterly basis may lead our Manager to accelerate or defer interest payable by our portfolio companies in a manner that could result in fluctuations in the timing and amount of dividends.

Our Manager receives a quarterly incentive fee based, in part, on our net investment income, if any, for the immediately preceding fiscal quarter. To the extent our Manager exerts influence over our portfolio companies, the quarterly incentive fee may provide our Manager with an incentive to induce our portfolio companies to accelerate or defer payments for interest or other obligations owed to us from one fiscal quarter to another. This could result in greater fluctuations in the timing and amount of dividends that we pay. See “Management — Investment Advisory Agreement — Management Fee” for a detailed discussion of the management fee.

We may be obligated to pay our Manager incentive compensation even if we incur a loss.

Pursuant to the Investment Advisory Agreement, our Manager is entitled to receive incentive compensation for each fiscal quarter in an amount equal to a percentage of the excess of our net investment income for that quarter above a hurdle rate. In addition, the Investment Advisory Agreement further provides that our net investment income for incentive compensation purposes excludes unrealized capital losses that we may incur in the fiscal quarter, even if such capital losses result in a net loss on our statement of operations for that quarter. The calculation of the incentive fee includes any deferred interest accrued but not yet received. As a result, we may be paying an incentive fee on interest, the collection of which may be uncertain or deferred. Thus, we may be required to pay our Manager incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or we incur a net loss for that quarter. See “Management — Investment Advisory Agreement — Management Fee” for a detailed discussion of the management fee.

While our management team currently does not provide advisory services to other investment vehicles that may have common investment objectives with ours, our management team may do so in the future and may face conflicts of interest in allocating investments.

Our management team does not currently provide advisory services to other investment vehicles with common investment objectives to ours. However, they are not prohibited from doing so. In addition, the NGP-affiliated funds are not precluded from making investments in securities like our targeted investments, although they have not traditionally focused on such types of investments in the past. If our management team does provide such services to other investment vehicles in the future, or if the focus of the NGP-affiliated funds were to change to include securities like our targeted investments, our management team might allocate investment opportunities to other entities, and thus might divert attractive investment opportunities away from us. In addition, our executive officers and directors, and the members of our management team, serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do or of investment funds managed by our affiliates. These multiple responsibilities might create conflicts of interest for our management team and NGP if they are presented with opportunities that might benefit us and their other clients, investors or stockholders.

Our Manager’s liability is limited under the Investment Advisory Agreement, and we have agreed to indemnify our Manager against certain liabilities, which may lead our Manager to act in a riskier manner on our behalf than it would when acting for its own account.

Our Manager has not assumed any responsibility to us other than to provide the services described in the Investment Advisory Agreement, and it is not responsible for any action of our Board of Directors in declining to follow our Manager’s advice or recommendations. Our Manager, its partners and, among others, their respective partners, officers and employees are not liable to us for their acts under the Investment Advisory Agreement, absent willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. We have agreed to indemnify, defend and protect our Manager and its managing members, officers and employees with respect to all expenses, losses, damages, liabilities, demands, charges and claims arising from acts of our Manager not constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. These protections may lead our Manager to act in a riskier manner when acting on our behalf than it would when acting for its own account.

We are a different vehicle from any other NGP-affiliated fund.

Our investment strategies differ from those of other funds (including any NGP-affiliated fund) that are, or have been, managed by NGP or its affiliates. Investors in NGP Capital Resources Company do not own any interest in NGP or in any other NGP-affiliated fund. The historical performance of NGP is not indicative of the results that we will achieve, and you should not rely upon such historical performance in purchasing our common stock. The rate of return we target on investments is lower than that of NGP’s private equity funds, and as a result, our expected rate of return is lower than returns sought by NGP’s private equity funds. We can provide no assurance that we will replicate the historical or future performance of NGP or its affiliated funds, and we caution you that our investment returns may be substantially lower than the returns achieved by those funds.

Legal and Tax Risks

A failure on our part to maintain our status as a BDC would significantly reduce our operating flexibility.

The 1940 Act imposes numerous complex constraints on the operations of BDCs. In order to maintain our status as a BDC, the 1940 Act prohibits us from acquiring any assets other than “qualifying assets” unless, after giving effect to the acquisition, at least 70% of our total assets are qualifying assets. We refer to this requirement as the 70% Test. Our failure to comply with these provisions in a timely manner could prevent us from qualifying as a BDC or could force us to pay unexpected taxes and penalties, which could be material. Additionally, our failure to continue to qualify as a BDC may cause us to be regulated as a closed-end investment company under the 1940 Act, which would significantly decrease our operating flexibility.

We will be subject to corporate-level income tax if we are unable to qualify as a RIC.

To qualify as a RIC under the Code, we must meet certain source-of-income, asset diversification and annual distribution requirements. The annual distribution requirement for a RIC is satisfied if we distribute at least 90% of our “investment company taxable income” (which generally consists of ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, reduced by deductible expenses) and net tax-exempt interest to our stockholders on an annual basis. Because we use debt financing, we are subject to certain asset coverage ratio requirements under the 1940 Act as a BDC, and financial covenants under our existing credit agreements that could, under certain circumstances, restrict us from making distributions necessary to qualify as a RIC. If we are unable to obtain cash from other sources, we may fail to qualify as a RIC and, thus, may be subject to corporate-level income tax. To qualify as a RIC, we must also meet certain asset diversification requirements at the end of each calendar quarter. Failure to meet these tests may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, we could make such dispositions at disadvantageous prices that may result in substantial losses. If we fail to qualify as a RIC for any reason at any time in the future and we remain or become subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. In addition, our distributions would be taxable to our stockholders as ordinary dividends. Such a failure would likely have a material adverse effect on our stockholders and us. For example, we failed to qualify as a RIC for our first taxable year ending on December 31, 2004. See “Material U.S. Federal Income Tax Considerations — Failure to Qualify as a RIC.”

We may have difficulty paying our required distributions if we recognize income before, or without, receiving cash representing such income. If we are unable to pay required distributions, we may fail to qualify as a RIC and thus be subject to corporate-level income tax.

Federal income tax rules require us to include certain amounts in income that we have not yet received in cash, such as OID or PIK interest. For example, we may have OID as a result of warrants, property-based equity participation rights or loan discount points we may receive in connection with the issuance or purchase of a loan. PIK interest represents contractual interest added to the loan balance and due at the end of the loan term. We include such OID or increases in loan balances from PIK arrangements in income before we receive any corresponding cash payments. These amounts could be significant relative to our overall investment activities. We also may be required to include in income certain other amounts that we do not receive in cash.

Since in certain cases we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the tax requirement to distribute at least 90% of the sum of our “investment company taxable income” (which generally consists of ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, reduced by deductible expenses) and net tax-exempt interest, if any, to our stockholders on an annual basis, to maintain our status as a RIC. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital, borrow funds or reduce new investment originations to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify as a RIC and thus be subject to corporate-level income tax.

Regulations governing our operation as a BDC affect our ability to, and the way in which we, raise additional capital.

We have elected to be treated as a BDC under the 1940 Act. The 1940 Act imposes numerous restrictions on our activities, including restrictions on the nature of our investments, our use of borrowed funds, our issuance of securities, options, warrants or rights. Such restrictions may prohibit the purchase of certain investments that would otherwise be suitable for investment or render such purchases inadvisable.

The provisions of the 1940 Act permit us, as a BDC, to issue senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous and result in unfavorable prices.

We generally cannot issue and sell our common stock at a price below net asset value per share. However, we may sell our common stock, or warrants, options or rights to acquire our common stock, at prices below the current net asset value of the common stock (i) in connection with a rights offering to our existing stockholders, (ii) if our Board of Directors determines that such sale is in the best interests of our company and its stockholders, and our stockholders approve such sale or (iii) under such circumstances as the SEC may permit. In any such case, the price at which we may issue and sell our securities may not be less than a price that, in the determination of our Board of Directors, closely approximates the market value of such securities (less any distributing commission or discount). If our common stock trades at a discount to net asset value, this restriction could adversely affect our ability to raise capital.

Because there are no judicial and few administrative interpretations of the provisions of the 1940 Act pertaining to BDCs, there is no assurance that such provisions will be interpreted or administratively implemented in a manner consistent with our investment objectives and intended manner of operation. In the event that our Board of Directors determines that we cannot economically pursue our investment objective under the 1940 Act, they may at some future date decide to withdraw our election to be regulated as a BDC and convert us to a management investment company or an operating company not subject to regulation under the 1940 Act, or cause us to liquidate. These changes would require the approval of a requisite percentage of our Board of Directors and the holders of a majority of our shares.

Changes in laws or regulations governing our operations and those of our portfolio companies, our Manager or its affiliates may adversely affect our business or cause us to alter our business strategy.

We, our portfolio companies, and our Manager and its affiliates are subject to regulation by laws and regulations at the local, state and federal level. Our government may enact new legislation or new interpretations or adopt new rulings or regulations, including those governing the types of our permitted investments. These actions could retroactively harm our Manager, our stockholders and us. Such changes could result in material changes to our strategies and plans and may result in our investment focus shifting from the areas of expertise of our Manager to other types of investments in which our Manager may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

For example, under current federal tax laws, our portfolio companies are entitled to certain deductions relating to their operations, including deductions for intangible drilling costs, manufacturing tax deductions and depletion deductions. The President and several members of Congress have proposed to eliminate several oil and gas federal income tax incentives, including the repeal of the manufacturing tax deduction, percentage depletion allowance and expensing of intangible drilling costs for oil and natural gas, among other proposed tax increases specific to the energy industry. In addition, regulatory costs and requirements associated with offshore drilling in the United States have increased significantly in the wake of the blowout and oil spill involving the Macondo well in the Gulf of Mexico in 2010. It is not possible at this time to predict how any future legislation or new regulations adopted to address these proposals would impact our business or the business of our portfolio companies, but any such future laws and regulations could adversely affect our results of operations and the value of your investment.

Certain regulations restrict our ability to enter into transactions with our affiliates.

The 1940 Act prohibits us from knowingly participating in certain transactions with our affiliates without the prior approval of our independent directors and, in certain cases, the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities is our affiliate for purposes of the 1940 Act, and the 1940 Act generally prohibits us from buying or selling any security from or to such affiliate, absent the prior approval of our independent directors and, in certain cases, the SEC. The 1940 Act also prohibits “joint” transactions with an affiliate, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of our independent directors and, in certain cases, the SEC. If a person acquires more than 25% of our voting securities, we must obtain prior approval from the SEC before buying or selling any security from or to such person, or entering into joint transactions with such person.

Our business is subject to increasingly complex corporate governance, public disclosure and accounting requirements that could adversely affect our business and financial results.

We are subject to changing rules and regulations of federal and state government as well as the stock exchange on which our common stock is listed. These entities, including the Public Company Accounting Oversight Board, the SEC and the NASDAQ Global Market, have issued a significant number of new and increasingly complex requirements and regulations over the course of the last several years and continue to develop additional regulations and requirements in response to laws enacted by Congress. On July 21, 2010, the Dodd-Frank Wall Street Reform and Protection Act, or the Dodd-Frank Act, was enacted. There are significant corporate governance and executive compensation-related provisions in the Dodd-Frank Act that require the SEC to adopt additional rules and regulations. Prior to full implementation, it will be difficult to assess the impact of the Dodd-Frank Act on us and our Manager. Our efforts to comply with these requirements have resulted in, and are likely to continue to result in, an increase in expenses and a diversion of management's time from other business activities.

Risks Related to Offerings Pursuant to this Prospectus

Our shares of common stock currently trade at a discount from net asset value and may continue to do so in the future, which limits our ability to raise additional equity capital.

Shares of closed-end investment companies frequently trade at a market price that is less than the net asset value that is attributable to those shares. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share may decline. It is not possible to predict whether any shares of common stock offered hereby will trade at, above, or below net asset value. As of the date of this prospectus, the stocks of most BDCs as an industry, including shares of our common stock, have been trading below net asset value. When our common stock is trading below its net asset value per share, we will generally not be able to issue additional shares of our common stock at its market price without first obtaining approval for such issuance from our stockholders and our independent directors.

There is a risk that you may not receive dividends, that our dividends may not grow over time, and that investors in our debt securities may not receive all of the interest income to which they are entitled.

We intend to make quarterly distributions to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. In addition, the asset coverage test applicable to us as a BDC can limit our ability to make distributions. Further, if we invest a greater amount of assets in equity securities that do not pay current dividends, it could reduce the amount available for distribution. See “Price Range of Common Stock and Distributions.”

The above-referenced distribution requirement may also inhibit our ability to make required interest payments to holders of our debt securities, which may cause a default under the terms of our debt securities. Such a default could materially increase our cost of raising capital, as well as cause us to incur penalties under the terms of our debt securities.

Investing in our shares involves a high degree of risk that may cause you to lose some or all of your investment.

The investments we make in accordance with our investment objectives may result in a higher amount of risk than alternative investment options, volatility or loss of principal. Our investments in portfolio companies may be highly speculative and aggressive. Additionally, the investments we make with the portion of our assets that is not restricted by the 1940 Act may be in higher risk investments. Therefore, an investment in our shares may not be suitable for someone with a low risk tolerance.

Future offerings of debt securities, which would be senior to our common stock upon liquidation, or equity securities, which could dilute our existing stockholders and may be senior to our common stock for the purposes of distributions, may harm the value of our common stock.

In the future, we may attempt to increase our capital resources by making additional offerings of debt or equity securities, including commercial paper, medium-term notes, senior or subordinated notes and classes of preferred stock or common stock subject to the restrictions of the 1940 Act. Upon a liquidation of our company, holders of our debt securities and shares of preferred stock and lenders with respect to other borrowings would receive a distribution of our available assets prior to the holders of our common stock. Additional equity offerings by us may dilute the holdings of our existing stockholders or reduce the value of our common stock, or both. Any preferred stock we may issue would have a preference on distributions that could limit our ability to make distributions to the holders of our common stock. Because our decision to issue securities in any future offering will depend on market conditions and other factors beyond our control, we cannot predict or estimate the amount, timing or nature of our future offerings. Thus, our stockholders bear the risk of our future offerings reducing the market price of our common stock and diluting their stock holdings in us.

The market price of our common stock may fluctuate significantly.

The market price and liquidity of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•	significant volatility in the market price and trading volume of securities of BDCs or other companies in our sector, which are not necessarily related to the operating performance of these companies;
•	price and volume fluctuations in the overall stock market from time to time;
•	changes in regulatory policies or tax guidelines, particularly with respect to RICs or BDCs;
•	loss of RIC status;
•	changes in earnings or variations in operating results;
•	changes in the value of our portfolio of investments;
•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;
•	adverse market reaction to any increased indebtedness we incur in the future;
•	additions or departures of key management personnel of our Manager;
•	changes in market valuations or operating performance of similar companies;
•	actions by institutional investors who hold our common stock;
•	speculation in the press or investment community;
•	general economic trends and other external factors; and
•	loss of a major funding source.

In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. If our stock price fluctuates significantly, we may be the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management’s attention and resources from our business.

If we issue preferred stock, the net asset value and market value of our common stock may become more volatile.

We cannot assure you that the issuance of preferred stock would result in a higher yield or return to the holders of the common stock. The issuance of preferred stock would likely cause the net asset value and market value of the common stock to become more volatile. If the dividend rate on the preferred stock were to approach the net rate of return on our investment portfolio, the benefit of leverage to the holders of the common stock would be reduced. If the dividend rate on the preferred stock were to exceed the net rate of return on our portfolio, the leverage would result in a lower rate of return to the holders of common stock than if we had not issued preferred stock. Any decline in the net asset value of our investments would be borne entirely by the holders of common stock. Therefore, if the market value of our portfolio were to decline, the leverage would result in a greater decrease in net asset value to the holders of common stock than if we were not leveraged through the issuance of preferred stock. This greater net asset value decrease would also tend to cause a greater decline in the market price for the common stock. We might be in danger of failing to maintain the required asset coverage of the preferred stock or of losing our ratings on the preferred stock or, in an extreme case, our current investment income might not be sufficient to meet the dividend requirements on the preferred stock. In order to counteract such an event, we might need to liquidate investments in order to fund the redemption of some or all of the preferred stock. In addition, we would pay (and the holders of common stock would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred stock, including higher advisory fees if our total return exceeds the dividend rate on the preferred stock. Holders of preferred stock may have different interests than holders of common stock and may at times have disproportionate influence over our affairs.

Stockholders may incur dilution if we sell securities to subscribe for, or convertible into, shares of our common stock.

At our 2009 annual meeting of stockholders, we asked our stockholders to approve, and our stockholders did approve, a proposal designed to allow us to access the capital markets in ways that we would otherwise be unable to as a result of restrictions that, absent stockholder approval, apply to BDCs under the 1940 Act. Specifically, we asked our stockholders to approve a proposal that authorizes us to sell or otherwise issue warrants exercisable for, rights to subscribe for, and preferred stock and debt convertible into, shares of our common stock subject to certain limitations (including, without limitation, that the number of shares issuable does not exceed 25% of our then outstanding common stock and that the exercise or conversion price thereof is not, at the date of issuance, less than the greater of the market value per share and the net asset value per share of our common stock). Any decision to sell securities to subscribe for or convertible into shares of our common stock would be subject to the determination by our Board of Directors that such issuance is in our and our stockholders' best interests.

If we issue warrants exercisable for, rights to subscribe for, and preferred stock and debt convertible into, shares of our common stock subject to certain limitations, the exercise or conversion price per share could be less than net asset value per share at the time of exercise or conversion (including through the operation of anti-dilution protections). Because we would incur expenses in connection with any issuance of such securities, such issuance could result in a dilution of net asset value per share at the time of exercise or conversion. This dilution would include reduction in net asset value per share as a result of the proportionately greater decrease in the stockholders' interest in our earnings and assets and their voting interest than the increase in our assets resulting from such issuance.

Further, if our current stockholders do not purchase any shares to maintain their percentage interest, regardless of whether such offering is above or below the then current net asset value per share, their voting power will be diluted. For additional information and hypothetical examples of these risks, see the prospectus supplement pursuant to which such sale is made.

Your interest in us may be diluted if we issue senior securities convertible into common shares or warrants or rights exchangeable for common shares or you do not fully exercise your subscription rights in any rights offering. In addition, if the subscription price is less than our net asset value per share, then you will experience an immediate dilution of the aggregate net asset value of your shares.

In the event we issue senior securities convertible into common shares or warrants or rights exchangeable for common shares, existing stockholders should expect that they will, at the completion of such securities offering, own a smaller proportional interest in us. Also, in the event that we issue subscription rights, stockholders who do not fully exercise their subscription rights should expect that they will, at the completion of a rights offering pursuant to this prospectus, own a smaller proportional interest in us than would otherwise be the case if they fully exercised their rights. We cannot state precisely the amount of any such dilution in share ownership because we do not know at this time what proportion of the shares will be purchased as a result of such securities offering.

In addition, if the subscription price in a subscription rights offering is less than our net asset value per share, then our stockholders would experience an immediate dilution of the aggregate net asset value of their shares as a result of the offering. The amount of any decrease in net asset value is not predictable because it is not known at this time what the subscription price and net asset value per share will be on the expiration date of the rights offering or what proportion of the shares will be purchased as a result of such rights offering. Such dilution could be substantial.

The trading market or market value of our publicly issued debt securities may fluctuate.

Upon issuance, our publicly issued debt securities will not have an established trading market. We cannot assure you that a trading market for our publicly issued debt securities will ever develop or be maintained if developed. In addition to our creditworthiness, many factors may materially adversely affect the trading market for, and market value of, our publicly issued debt securities. These factors include:

•	the time remaining to the maturity of these debt securities;
•	the outstanding principal amount of debt securities with terms identical to these debt securities;
•	the supply of debt securities trading in the secondary market, if any;
•	the redemption or repayment features, if any, on these debt securities;
•	the level, direction and volatility of market interest rates generally; and
•	market rates of interest higher or lower than rates borne by the debt securities.

You should also be aware that there may be a limited number of buyers when you decide to sell your debt securities. This too may materially adversely affect the market value of the debt securities or the trading market for the debt securities.

Terms relating to redemption may materially adversely affect your return on the debt securities.

If your debt securities are redeemable at our option, we may choose to redeem your debt securities at times when prevailing interest rates are lower than the interest rate paid on your debt securities. In addition, if your debt securities are subject to mandatory redemption, we may be required to redeem your debt securities also at times when prevailing interest rates are lower than the interest rate paid on your debt securities. In this circumstance, you may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as your debt securities being redeemed.

Our credit ratings may not reflect all risks of an investment in the debt securities.

Our credit ratings are an assessment by third parties of our ability to pay our obligations. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of our debt securities. Our credit ratings, however, may not reflect the potential impact of risks related to market conditions generally or other factors discussed above on the market value of our trading market for the publicly issued debt securities.

Shares of closed-end investment companies frequently trade at a discount from net asset value.

Shares of closed-end investment companies frequently trade at a discount from net asset value. This characteristic of a closed-end fund is a risk separate and distinct from the risk that our net asset value will decrease. Investors desiring liquidity may, subject to applicable securities laws, trade their shares of common stock on any exchange where such shares are then trading at current market value, which may differ from the then current net asset value. We cannot predict whether our common stock will trade at, above, or below net asset value.

We may allocate the net proceeds from offerings pursuant to this prospectus to investments with which you may not agree.

We will have significant flexibility in investing the net proceeds of offerings pursuant to this prospectus and may use the net proceeds in a way with which you may not agree or for purposes other than those contemplated at the time of such offering. Although we have attempted to describe our targeted investments and their expected characteristics, our goal is to allocate investments in compliance with the 1940 Act and to satisfy the demands of the energy and middle market finance markets. If such rules and regulations change or if the energy and middle market finance market dictates that we vary our investment approach from that described in this prospectus, then we will adjust our investment allocations and strategy accordingly. See “Legal and Tax Risks — Changes in laws or regulations governing our operations and those of our portfolio companies, our Manager or its affiliates may adversely affect our business or cause us to alter our business strategy.”

Common stockholders may experience dilution.

The voting power of current stockholders will be diluted to the extent that current stockholders do not exercise subscription rights offered in a rights offering, do not purchase shares in any future common stock offerings or do not in either situation purchase sufficient shares to maintain their percentage interest. If we are unable to invest the proceeds of such offering as intended, our per share distribution may decrease and we may not participate in market advances to the same extent as if such proceeds were fully invested as planned.

Investors in offerings of our common stock will suffer immediate dilution upon the closing of any such offering as the per share price paid by investors in such offerings is likely to be a premium over net asset value per share of the common stock acquired.

We expect the offering price of shares of our common stock to be higher than the net asset value per share of our outstanding shares of common stock. Accordingly, investors purchasing shares of our common stock in offerings pursuant to this prospectus will pay a price per share that exceeds the tangible book value per share of common stock after such offering.

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

Sales of substantial amounts of our common stock, or the availability of such shares for sale, could adversely affect the prevailing market prices for our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of equity securities should we desire to do so.

Certain provisions of Maryland law and our charter and bylaws could hinder, delay or prevent a change in control of our company.

Certain provisions of Maryland law, our charter and our bylaws may have the effect of discouraging, delaying or preventing transactions that involve an actual or threatened change in control of our company. The Maryland General Corporation Law and our charter and bylaws include the following provisions:

•	Classified Board of Directors. Our Board of Directors is divided into three classes with staggered terms of office of three years each. The classification and staggered terms of office of our directors make it more difficult for a third party to gain control of our Board of Directors. At least two annual meetings of stockholders, instead of one, generally would be required to effect a change in a majority of the Board of Directors.

•	Removal of Directors. Under our charter, subject to the rights of one or more classes or series of preferred stock to elect one or more directors, a director may be removed only for cause and only by the affirmative vote of at least two-thirds of all votes entitled to be cast by our stockholders generally in the election of directors.
•	Number of Directors, Board Vacancies, Term of Office. Our charter and our bylaws provide that only the Board of Directors may set the number of directors. We have also elected to be subject to certain provisions of Maryland law which vest in the Board of Directors the exclusive right, by the affirmative vote of a majority of the remaining directors, to fill vacancies on the board even if the remaining directors do not constitute a quorum. These provisions of Maryland law relating to filling vacancies on our board, which are applicable even if other provisions of Maryland law or the charter or bylaws provide to the contrary, also provide that any director elected to fill a vacancy shall hold office for the remainder of the full term of the directorship in which the vacancy occurred, rather than the next annual meeting of stockholders as would otherwise be the case, and until his or her successor is duly elected and qualifies.
•	Limitation on Stockholder-Requested Special Meetings. Our bylaws provide that our stockholders have the right to cause our secretary to call a special meeting only upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast by the stockholders at such meeting.
•	Advance Notice Provisions for Stockholder Nominations and Proposals. Our bylaws require advance written notice for stockholders to nominate persons for election as directors at, or to bring other business before, any meeting of stockholders. This bylaw provision limits the ability of stockholders to make nominations of persons for election as directors or to introduce other proposals unless we are notified in a timely manner prior to the meeting.
•	Exclusive Authority of our Board to Amend the Bylaws. Our bylaws provide that our Board of Directors has the exclusive power to adopt, alter or repeal any provision of the bylaws or to make new bylaws. Thus, our stockholders may not effect any changes to our bylaws.
•	Preferred Stock. Under our charter, our Board of Directors has authority to cause the issuance of preferred stock from time to time in one or more series and to establish the terms, preferences and other rights of any such series of preferred stock, all without approval of our stockholders.
•	Increase in Authorized Stock. Our Board of Directors may amend our charter, without stockholder approval, to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.
•	Maryland Business Combination Act. The Maryland Business Combination Act provides that, unless exempted, a Maryland corporation may not engage in business combinations, including a merger, consolidation, share exchange or, in certain circumstances, an asset transfer or reclassification of equity securities, with an “interested stockholder” or an affiliate of an interested stockholder for five years after the most recent date on which the interested stockholder became an interested stockholder, and thereafter unless specified criteria are met. An interested stockholder is generally a person owning or controlling, directly or indirectly, 10% or more of the voting power of the outstanding stock of a Maryland corporation. Our Board of Directors has adopted a resolution exempting any business combination with any person from the Business Combination Act, provided that any business combination is first approved by the Board of Directors, including approval of a majority of the members of the Board of Directors who are not interested persons of the acquiring person. This resolution may be altered or repealed, in whole or in part, at any time by our Board of Directors.
•	Maryland Control Share Acquisition Act. The Maryland Control Share Acquisition Act provides that a holder of “control shares” of a corporation acquired in a “control share acquisition” shall have no voting rights with respect to those shares except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter, excluding shares of stock owned by the acquirer, by officers or by directors who are employees of the corporation. “Control shares” means voting shares of stock that, if aggregated with all other shares of stock previously acquired by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power: one-tenth or more but less than one-third, one-third or more but less than a majority or a majority or more of all voting power. A “control share acquisition” means the acquisition of issued and outstanding control shares, subject to certain exceptions. If voting rights of control shares acquired in a control share acquisition are not approved at a stockholders’ meeting, then subject to certain conditions and limitations, the issuer may redeem any or all of the control shares for fair value. If voting rights of such control shares are approved at a stockholders’ meeting and the acquirer becomes entitled to vote a majority of the shares of stock entitled to vote, all other stockholders may exercise appraisal rights. Our bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of our shares of stock. However, our Board of Directors may in the future amend our bylaws to repeal or modify this exemption, in which case any control shares of our company acquired in a control share acquisition will be subject to the Maryland Control Share Acquisition Act.

FORWARD-LOOKING STATEMENTS

The safe harbor for forward-looking statements under the Private Securities Litigation Reform Act of 1995 does not apply to BDCs and statements made in connection with offerings pursuant to this prospectus. Nonetheless, certain statements in this prospectus under the captions “Summary,” “Risk Factors,” “Business” and elsewhere may be forward-looking. In this prospectus, we may use words such as “anticipates,” “believes,” “intends,” “plans,” “expects,” “projects,” “estimates,” “will,” “should,” “may” and similar expressions to identify forward-looking statements, such as statements relating to:

•	our future operating results;
•	our business prospects and the prospects of our portfolio companies;
•	our ability to make investments consistent with our investment objectives;
•	the impact of investments that we expect to make;
•	our contractual arrangements and relationships with third parties;
•	the dependence of our future success on the general economy and its impact on the industries in which we invest;
•	the ability of our portfolio companies to achieve their objectives;
•	our expected debt and equity financings and investments;
•	the adequacy of our cash resources and working capital;
•	the timing of cash flows, if any, from the operations of our portfolio companies; and
•	the ability of our Manager to locate suitable investments for us and to monitor and administer our investments.

These forward-looking statements are subject to various risks and uncertainties. Certain factors could cause actual results and conditions to differ materially from those projected and our historical experience. Such risks, uncertainties and other important factors include, among other things:

•	changes in our industry, interest rates or general economic and business conditions;
•	industry and market trends;
•	availability of investment assets;
•	the degree and nature of competition;
•	changes in our business strategy or development plans;

•	availability, terms and deployment of capital;
•	availability of qualified personnel;
•	changes in, or the failure or inability to comply with, government laws and regulations;
•	the impact of technology on our operations and business;
•	performance of our manager; and
•	all other factors referenced in this prospectus.

We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus. You should not place undue reliance on such forward-looking statements, which speak only as of the date they are made, and we assume no obligation to update any such forward-looking statements made herein. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

Market data and forecasts used in this prospectus have been obtained from independent industry sources as well as from research reports prepared for other purposes. We have not independently verified the data obtained from these sources and we cannot assure you of the accuracy or completeness of the data. Forecasts and other forward-looking information obtained from these sources are subject to the same qualifications and the additional uncertainties regarding the other forward-looking statements in this prospectus.

USE OF PROCEEDS

Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from the sale of our securities for general corporate purposes, which include investing in portfolio companies in accordance with our investment objectives and strategies and, pending such investments, either investing the net proceeds of an offering in cash equivalents, U.S. government securities and other high-quality debt instruments that mature in one year or less from the date of investment, to reduce then-outstanding obligations under our credit facilities, or for other general corporate purposes, including the payment of operating expenses. The supplement to this prospectus relating to an offering may more fully identify the use of the proceeds from such offering.

We anticipate that substantially all of the net proceeds of an offering of securities pursuant to this prospectus will be used for the purposes stated in the previous paragraph within two years, depending on the availability of appropriate investment opportunities consistent with our investment objectives and strategies and market conditions. Our portfolio currently consists primarily of senior loans, limited term royalty interests, subordinated loans, net profits interests, royalty interests and equity securities. Pending such investments, we will plan to either invest a portion of the net proceeds from an offering in cash equivalents, U.S. government securities and other high-quality debt maturing in one year or less from the date of investment, to reduce then-outstanding obligations under our credit facilities, or for other general corporate purposes. See “Regulation — Temporary Investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objectives.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS (UNAUDITED)

Our common stock trades on The NASDAQ Global Select Market under the symbol “NGPC.” On August 1, 2012, there were approximately 61 record holders and 10,878 beneficial holders (held in street name) of our common stock. The following table sets forth the range of high and low sales prices of our common stock as reported by NASDAQ, the closing sale prices as a percentage of NAV and quarterly dividends per share for each of the quarterly periods within the two most recently completed fiscal years and the current fiscal year. The stock quotations are interdealer quotations and do not include markups, markdowns or commissions and may not necessarily represent actual transactions.

	NAV(1)		Price Range		Premium/ (Discount) of High Sales Price to NAV(2)	Premium/ (Discount) of Low Sales Price to NAV(2)	Cash Dividend(3)
			High	Low
Fiscal 2012
Third quarter (through August 2, 2012)	$	*	$7.68	$6.85	*	*	$	N/A
Second quarter		*	7.20	5.87	*	*		0.13
First quarter		9.33	8.14	6.42	87%	69%		0.12
Fiscal 2011
Fourth quarter		9.26	7.81	5.75	84%	62%		0.18
Third quarter		9.45	9.12	6.21	97%	66%		0.18
Second quarter		9.63	9.70	7.70	101%	80%		0.18
First quarter		10.57	10.19	8.94	96%	85%		0.18
Fiscal 2010
Fourth quarter		10.90	10.89	8.60	100%	79%		0.18
Third quarter		11.01	9.20	7.07	84%	64%		0.17
Second quarter		11.18	8.65	6.73	77%	60%		0.17
First quarter		11.17	9.37	7.39	84%	66%		0.17

(1)	We calculate net asset value per share as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset values shown are based on outstanding shares at the end of each period.
(2)	Calculated as the respective high or low sales price, as applicable, divided by the quarter end net asset value.
(3)	Represents the dividend declared in the specified quarter.
*	Net asset value has not yet been calculated for this period. We generally determine the net asset value per share of our common stock on a quarterly basis as of the end of the quarter. See “Determination of Net Asset Value.”

On August 2, 2012, the last reported sales price of our common stock on the NASDAQ Global Select Market was $7.09 per share.

Since the first full quarter following our initial public offering, we have distributed, and currently intend to continue to distribute quarterly dividends to our stockholders out of assets legally available for distribution. Our quarterly dividends, if any, are determined by our Board of Directors. To maintain our RIC status, we must distribute an amount equal to at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, reduced by deductible expenses. In addition, to avoid certain excise taxes imposed on RICs, we are generally required to distribute during each calendar year an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year, (2) 98.2% of our capital gain income (i.e., realized capital gains in excess of realized capital losses) for the one-year period ending on October 31 in that calendar year and (3) 100% of any ordinary income or capital gain net income not distributed in prior years. If this requirement is not met, we will be required to pay a nondeductible excise tax equal to 4% of the amount by which the required distribution exceeds the distribution for the year. We intend to make distributions to stockholders on a quarterly basis of substantially all net taxable income. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Dividends.”

Although we currently intend to distribute realized net capital gains (i.e., net long-term capital gains in excess of short-term capital losses), if any, at least annually, we may in the future decide to retain such capital gains for investment and designate such retained amount as a deemed distribution. In such event, the consequences of our retention of net capital gains are as described under “Material U.S. Federal Income Tax Considerations.”

We cannot assure you that we will achieve results that will permit the payment of any cash distributions and, if we incur indebtedness or issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

We have established an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a cash dividend, our plan agent automatically reinvests a stockholder’s cash dividend in additional shares of our common stock unless the stockholder, or his or her broker, specifically “opts out” of the dividend reinvestment plan and elects to receive cash dividends. It is customary practice for many brokers to opt out of dividend reinvestment plans on behalf of their clients unless specifically instructed otherwise. Our dividend reinvestment plan provides for the plan agent to purchase shares in the open market for credit to the accounts of plan participants unless the average of the closing sales prices for the shares for the five days immediately preceding the payment date exceeds 110% of the most recently reported net asset value per share.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The information contained in this section should be read in conjunction with the Selected Financial Data and our financial statements and the notes thereto contained elsewhere in this prospectus and any prospectus supplement.

Overview

We are a financial services company created to invest primarily in debt securities of small and mid-size private energy companies. In early 2012, we expanded our investment strategy to also include middle market companies not engaged in the energy industry. We have elected to be regulated as a BDC under the 1940 Act and, as such, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our total assets in “qualifying assets,” which include securities of private U.S. companies, U.S. companies whose securities are listed on a national securities exchange but whose market capitalization is less than $250 million, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. In addition, for federal income tax purposes we operate so as to be treated as a RIC under the Code. Pursuant to these elections, we generally do not have to pay corporate-level taxes on any income and capital gains we distribute to our stockholders. We have several direct and indirect subsidiaries that are single member limited liability companies and wholly-owned limited partnerships established to hold certain portfolio investments or provide services us in accordance with specific rules prescribed for a company operating as a RIC. We consolidate the financial results of our subsidiaries for financial reporting purposes, and do not consolidate the financial results of our portfolio companies.

Our investment objective is to generate both current income and capital appreciation primarily through debt investments with certain equity components. A key focus area for our targeted investments in the energy industry is domestic upstream businesses that produce, develop, acquire and explore for oil and natural gas. We also evaluate investment opportunities in such businesses as coal, power and energy services, and, beginning in 2012, we are also seeking middle market investments within diversified industry sectors, including manufacturing, value-added distribution, business services, healthcare products and services, consumer services and select other sectors. Our investments generally range in size from $10 million to $40 million; however, we may invest more or less depending on market conditions and our Manager’s view of a particular investment opportunity. Our targeted investments primarily consist of debt instruments, including senior and subordinated loans combined in one facility, sometimes with an equity component, and subordinated loans, sometimes with equity components. We may also invest in preferred stock and other equity securities on a stand-alone basis.

We generate revenue in the form of interest income on the debt securities, limited-term royalty interests and net profits interests that we own, dividend income on any common or preferred stock that we own, royalty income on any royalty interests that we own and capital gains or losses on any debt or equity securities that we acquire in portfolio companies and subsequently sell. Our investments, if in the form of debt securities, typically have a term of three to seven years and bear interest at a fixed or floating rate. To the extent achievable, we seek to collateralize our investments by obtaining security interests in our portfolio companies’ assets. We also may acquire minority or majority equity interests in our portfolio companies, which may pay PIK dividends on a recurring or otherwise negotiated basis. In addition, we may generate revenue in other forms including commitment, origination, structuring, administration or due diligence fees; fees for providing managerial assistance; and possibly consultation fees. We recognize any such fees generated in connection with our investments as earned.

Our level of investment activity can and does vary substantially from period to period depending on many factors. Some of these factors are the amount of debt and equity capital available to energy companies, the level of acquisition and divestiture activity for such companies, the level and volatility of energy commodity prices, the general economic environment and the competitive environment for the types of investments we make, and our own ability to raise capital to fund our investments, both through issuance of debt and equity securities. While we currently have capital available to invest, we do not have unlimited capital. We remain committed to our underwriting and investment disciplines in selectively investing in appropriate risk-reward opportunities within the energy and middle market sectors.

Portfolio and Investment Activity — 2012

In January and February 2012, we purchased in the secondary market $7.1 million of the Southern Pacific Resource Corporation, or STP, $275 million Second Lien Term Loan, or the STP Term Loan, for a total cost of $7.2 million. STP is a publicly traded Canadian company engaged in the exploration and development in the Athabasca oil sands region of Alberta and the thermal production of heavy oil in Senlac, Saskatchewan. Proceeds of the STP Term Loan were used by STP to construct a new Steam-Assisted Gravity Drainage facility in Alberta, Canada. The STP Term Loan matures in January 2016 and earns interest payable quarterly at an annual rate of LIBOR + 8.5% with a 2% LIBOR floor or Prime rate + 7.5%, with a 3.0% Prime floor.

In February 2012 our Net Profits Interest, or NPI, in Anadarko Petroleum Corporation, or APC, achieved its 12.375% simple yield and converted to a Tail NPI of 3% which lasts for 36 months, then reverts back to APC. Our effective yield through payout was 13.5%.

In March 2012, Crestwood Holdings, LLC, or Crestwood, refinanced its Senior Secured Term Loan and repaid in full our balance outstanding of $8.0 million with a 2% call premium, generating additional interest income of $0.2 million. Our investment in Crestwood generated a 14.2% internal rate of return and a return on investment of 1.2x.

On April 26, 2012, we funded into escrow a $25.0 million participation in a $2 billion senior notes offering by Everest Acquisition, LLC, or Everest. Everest is owned by a group of investors led by Apollo Global Management, LLC. Proceeds of the senior notes offering were used to finance Everest’s acquisition of all of El Paso Corporation’s U.S. oil and gas exploration and production assets, which closed in May 2012. The Everest Senior Notes are unsecured, earn interest at a rate of 9.375% per annum, and are due May 1, 2020.

Portfolio and Investment Activity — 2011

In December 2011, we advanced an additional $15.0 million to ATP Oil & Gas Corporation, or ATP, of Houston, Texas, under our limited-term overriding royalty interest in certain offshore oil and gas producing properties operated by ATP in the Gulf of Mexico. In June 2011, we advanced $25.0 million to ATP under this arrangement. Our total investment in the ATP limited-term overriding royalty interest was $28.4 million as of December 31, 2011. As part of the additional advance, we increased the contractual rate of return on the total investment from 13.0% to 14.0%, effective January 1, 2012. In September 2011, ATP fully repaid the remaining outstanding balance on our second limited-term royalty interest agreement, including a $0.7 million “make-whole” payment to satisfy the guaranteed 16% return in the agreement.

Also in September 2011, DeanLake Operator, LLC, or DeanLake, sold its oil and gas assets, and we sold our royalty interest in DeanLake, to a third party for combined proceeds of $0.5 million. In addition, the wind-down of TierraMar Energy, LP, or TierraMar, was completed in September and TierraMar was dissolved. The DeanLake and TierraMar transactions resulted in net realized losses totaling $29.2 million in the third quarter of 2011, substantially offset by the reversal of previously recorded net unrealized losses totaling $28.8 million.

In August 2011, we funded $27.5 million toward a $55.0 million Senior Secured First Lien Term Loan, or Term Loan, to Castex Energy Development Fund, LP, or Castex, a private company operating onshore in the Gulf Coast area and in the shallow waters of the Gulf of Mexico. An unrelated private investment firm funded the remaining $27.5 million of the Term Loan. The Term Loan earns interest payable monthly at an annual rate of 11.5% or LIBOR + 10.5%, whichever is greater. Proceeds of the Term Loan were used by Castex to acquire certain oil and gas properties in various stages of production and development. The Term Loan is secured by all of Castex’s assets and matures on December 31, 2014. As partial consideration for providing the Term Loan, the other lender and we each received 5% of the limited partnership interest in Castex which becomes effective at maturity or when the underlying Castex assets are sold.

In August 2011, we purchased an additional $8.0 million face amount of GMX Resources, Inc., or GMX, 5% Senior Convertible Notes due February 1, 2013, for an aggregate cost of $6.9 million. Estimated yield-to-maturity on the GMX Notes purchased in 2011 is approximately 16.3%. Our total position in GMX Notes at December 31, 2011 was a face amount of $12.7 million with a fair value of $8.1 million.

Also in August 2011, Tammany Oil & Gas, LLC, or Tammany, repaid $6.0 million of its Senior Secured Term Loan, and repurchased its 5% after-payout overriding royalty interest and 50% of our warrant position for $2.0 million. We retained our 3% overriding royalty interest and warrants to purchase 5% of Tammany’s equity. As a result of this transaction, we realized a capital gain of approximately $2.0 million in the third quarter of 2011. This transaction followed an acquisition by Tammany that significantly improved its cash flow and total enterprise value.

On July 28, 2011, we sold all of our interests in Alden Resources, LLC, or Alden, and Gatliff Services, LLC, or Gatliff, for $73.2 million in cash, subject to working capital adjustment, and a contingent earn-out payment of up to $6.8 million. This transaction resulted in the recognition of $4.5 million of previously unrecognized PIK interest income on Tranche B of Alden’s Term Loan in the second quarter of 2011, and the recognition of previously unamortized original issue discount, or OID, of $1.1 million in the third quarter of 2011. The contingent earn-out payment, to be paid by Globe BG, LLC, is dependent upon Alden’s sales volume and operating efficiency levels during the three-year period ending July 2014, and is valued at $3.3 million at December 31, 2011. The combined investments in Alden and Gatliff, since inception, generated an all in, cash-on-cash return in excess of 16% per annum.

We reduced the carrying value of our investments in BioEnergy Holding LLC, or BioEnergy, and its affiliate, Bionol Clearfield LLC, or Bionol, by approximately 50% in the first quarter of 2011, and to zero during the second quarter of 2011, for a total write-down of $21.8 million, or $1.01 per share. The ethanol and bio-fuels markets in which these portfolio companies participate deteriorated further during 2011. On July 20, 2011, BioEnergy and Bionol filed a voluntary petition for protection under Chapter 7 of the U.S. Bankruptcy Code with the intention of selling Bionol’s ethanol plant. Bionol is involved in litigation in connection with a contractual dispute with the former primary purchaser of its ethanol; however, it is uncertain whether the ultimate outcome of this litigation, the bankruptcy proceedings and cash flows from these businesses will provide any significant realization on our investment.

In April 2011, we entered into a $13.5 million Senior Secured Credit Facility with Spirit Resources, LLC, or Spirit, a private oil and gas company based in Fort Worth, Texas. Initial availability under the Spirit facility is $12.3 million, which we have fully funded as of December 31, 2011. The Spirit facility is secured with first liens on substantially all of Spirit’s assets, pays interest at an annual rate of 12.0%, and matures on April 27, 2015. Spirit is using proceeds from the facility to acquire and develop oil and gas properties in Texas and Oklahoma. As partial consideration for providing the Spirit facility, we received warrants to acquire a 33% equity interest in Spirit.

In April 2011, Greenleaf Investments, LLC, or Greenleaf, repaid its entire $8.1 million Senior Secured Term Loan. Concurrently, we sold our overriding royalty interest in Greenleaf for $1.0 million, resulting in a realized gain of $1.0 million, and the reversal of previously recorded unrealized gains of $0.4 million. Our combined investments in Greenleaf generated a total return of approximately 18% per annum.

In March 2011, we sold 41.2% of our investment in GMX 5% Senior Convertible Notes for $3.3 million, and we sold our entire position in Pioneer Natural Resources Co., or PXD, for $10.5 million, including accrued interest. These investments in the GMX and PXD debt instruments generated returns of approximately 65% and 4% per annum, respectively. Also in March 2011, TierraMar sold substantially all of its assets for cash consideration of $1.0 million.

In January 2011, we closed a $10.0 million participation in a $20.0 million Term Loan issued by Resaca Exploitation, Inc., or Resaca. The Resaca Term Loan earns cash interest of 9.5% (12% if paid-in-kind), is unsecured and entitles us to purchase up to 2.42 million additional shares of Resaca common stock at a strike price of $1.92 per share. Resaca used the proceeds of this Term Loan and a new revolving credit facility to repay amounts outstanding under its revolving credit facility and to provide capital for additional development of its oil and gas properties.

From commencement of investment operations in November 2004 through March 31, 2012, we have invested $881.3 million in 40 portfolio companies, all energy-related, and received principal repayments,

realizations and settlements of $721.2 million. The following table summarizes our investment activity for the three months ended March 31, 2012 and 2011 and for the years ended December 31, 2011, 2010 and 2009 (dollars in millions):

	Three Months Ended March 31,		Year Ended December 31,
	2012	2011	2011	2010	2009
Investment portfolio, beginning of period	$175.0	$242.6	$242.6	$242.7	$296.0
New investments	7.1	10.3	51.4	59.4	—
Additional investments in existing clients	1.3	6.9	61.8	18.1	58.5
Transfer of corporate notes to investment portfolio	—	—	—	10.0	—
Principal repayments, realizations and settlements	(23.3)	(28.4)	(180.8)	(87.6)	(111.8)
Investment portfolio, end of period	$160.1	$231.4	$175.0	$242.6	$242.7
Number of portfolio companies at end of period	17	19	19	20	16

The table below shows our investment portfolio by type as of March 31, 2012 and December 31, 2011. We compute yields on investments using interest rates as of the balance sheet date and include amortization of loan discount points, original issue discount and market premium or discount, royalty interest income, net profits income and other similar investment income, weighted by their respective costs when averaged. We compute the yield on income from derivatives using estimated derivative income, net of expired options costs. These yields do not include income from any investments on non-accrual status but do include the cost basis of such investments in the denominator. Such weighted average yields are not necessarily indicative of expected total returns on a portfolio.

	March 31, 2012			December 31, 2011
	Weighted Average Yields	Percentage of Portfolio		Weighted Average Yields	Percentage of Portfolio
		Cost	Fair Value		Cost	Fair Value
Senior secured debt	11.2%	60.2%	54.1%	11.0%	62.8%	58.6%
Subordinated debt	13.0%	11.8%	14.2%	12.7%	6.4%	7.8%
Senior convertible notes	15.6%	7.4%	7.1%	15.6%	6.5%	5.6%
Limited term royalties	13.2%	14.2%	17.1%	12.3%	16.5%	19.6%
Net profits interests	N/A	0.0%	0.5%	11.1%	1.9%	2.4%
Contingent earn-out	0.0%	0.0%	2.6%	0.0%	0.0%	2.2%
Commodity derivative instruments	0.0%	0.3%	0.0%	0.0%	0.2%	0.3%
Royalty interests	777.2%	0.1%	1.0%	821.2%	0.1%	0.8%
Equity securities
Membership and partnership units	0.0%	1.1%	1.0%	0.0%	1.0%	0.6%
Participating preferred stock	0.0%	2.7%	0.1%	0.0%	2.5%	0.3%
Common stock	0.0%	2.0%	0.7%	0.0%	1.9%	0.8%
Warrants	0.0%	0.2%	1.6%	0.0%	0.2%	1.0%
Total equity securities	0.0%	6.0%	3.4%	0.0%	5.6%	2.7%
Total investments	12.1%	100.0%	100.0%	11.6%	100.0%	100.0%

As of March 31, 2012 and December 31, 2011, the total fair value of our investment portfolio was $131.8 million and $145.1 million, respectively. Of those fair value totals, approximately $121.5 million, or 92%, and $135.3 million, or 93%, are measured using significant unobservable (i.e., Level 3) inputs.

The table below summarizes our non-accruing and non-income producing investments:

	March 31, 2012		December 31, 2011
(Dollars in thousands)	Cost	Fair Value	Cost	Fair Value
Non-accruing investments
BioEnergy Holdings, LLC (non-accrual at March 1, 2011)	$15,511	$—	$15,511	$—
Bionol Clearfield, LLC (non-accrual at March 1, 2011)	4,950	—	4,950	—
Chroma Exploration & Production, Inc.	4,312	190	4,312	500
Total non-accruing investments	24,773	190	24,773	500
Non-income producing investments
BioEnergy Holdings, LLC units	1,297	—	1,297	—
Black Pool Energy Partners, LLC warrants	10	—	10	—
BP Corporation NA, Inc. put options	417	34	417	417
Castex Energy Development Fund, LLC units	0	590	0	0
DeanLake Operator, LLC preferred units (sold September 20, 2011)	—	—	—	150
Globe BG, LLC (contingent Alden Resources royalty earn-out)	—	3,370	—	3,270
Myriant Technologies, LLC warrants and units	468	811	468	770
Resaca Exploitation, Inc. common stock and warrants	3,485	917	3,485	1,463
Spirit Resources, LLC warrants	25	600	25	25
Tammany Oil & Gas, LLC warrants	5	1,450	5	1,000
Total non-income producing investments	5,707	7,772	5,707	7,095
Total non-accruing and non-income producing investments	$30,480	$7,962	$30,480	$7,595

Result of Operations — Three Months Ended March 31, 2012 and 2011

Investment Income

During the three months ended March 31, 2012, our total investment income was $5.6 million, decreasing $0.9 million, or 14%, compared to the corresponding period of 2011. The decrease in 2012 is largely attributable to the decrease in our investment portfolio balance. Our portfolio balance, on a cost basis, decreased from $238.5 million at December 31, 2010 to $172.6 million at December 31, 2011 and to $158.1 million at March 31, 2012, primarily as a result of net redemptions and settlements in excess of new investments.

Operating Expenses

The table below summarizes the components of our operating expenses (in thousands):

	For The Three Months Ended March 31,
	2012	2011
Interest expense and bank fees	$334	$309
Management and incentive fees	1,084	1,333
Professional fees, insurance expenses and other G&A	1,223	1,212
Total operating expenses	$2,641	$2,854

For the three months ended March 31, 2012, operating expenses were $2.6 million, decreasing $0.3 million, or 7%, compared to the quarter ended March 31, 2011. Interest expense and fees on our credit facilities were unchanged at $0.3 million for the three months ended March 31, 2012 compared to the three months ended March 31, 2011, as a result of comparable average borrowing levels. Management fees were lower in the quarter ended March 31, 2012 at $1.1 million compared to $1.3 million for the quarter ended March 31, 2011, primarily as a result of lower average total asset balances, which are the basis for the base management fee computation. No incentive fees were incurred during the three months ended March 31, 2012 and 2011. Professional fees, insurance expense and other general and administrative expenses for the quarter ended March 31, 2012 were relatively unchanged at $1.2 million, compared to the quarter ended March 31, 2011.

Operating expenses include our allocable portion of the total organizational and operating expenses incurred by us, our Manager and our Administrator, as determined by our Board of Directors and representatives of our Manager and our Administrator. According to the terms of the Investment Advisory Agreement, we calculate the base management fee quarterly as 0.45% of the average of our total assets as of the end of the two previous quarters. Other general and administrative expenses include our allocated share of employee, facilities, stockholder services and marketing costs incurred by our Administrator.

Net Investment Income

For the three months ended March 31, 2012, net investment income was $3.0 million, compared to $3.7 million for the three months ended March 31, 2011. The $0.7 million or 20%, decrease was primarily attributable to the $0.9 million decrease in investment income, which in turn, was primarily due to lower overall portfolio balances for the three months ended March 31, 2012.

Net Realized Losses

For the three months ended March 31, 2011, we recognized net realized capital losses of $0.5 million resulting from a $1.1 million loss on the sale of our senior notes of PXD, partially offset by a $0.5 million gain on the sale of a portion of our GMX Senior Convertible Notes. We also recorded $0.1 million gain on the sale of our overriding royalty interest in TierraMar.

Unrealized Appreciation or Depreciation on Investments

For the three months ended March 31, 2012, net unrealized appreciation was $1.3 million, largely due to increases the estimated fair value of our investments in GMX Senior Convertible Notes of $1.0 million, Spirit warrants of $0.6 million and Castex units of $0.6 million, partially offset by the decrease in the value of our investment in Resaca’s common stock and warrants of $0.6 million and a $0.4 million decrease in the fair value of our commodity derivative instruments.

For the three months ended March 31, 2011, net unrealized depreciation was $6.4 million, largely due to decreases in the fair value of our investments in BioEnergy and Bionol of $11.5 million, partially offset by increases in the fair value of our investments in Alden overriding royalty interest of $2.9 million, PXD Senior Notes of $1.0 million and TierraMar preferred units of $0.6 million. Net increases in the estimated fair value of remaining investments totaled $0.6 million.

Net Increase or Decrease in Net Assets Resulting from Operations

For the three months ended March 31, 2012, we recorded a net increase in net assets resulting from operations of $4.2 million, or $0.19 per share, compared to a net decrease in net assets of $3.3 million, or $0.15 per share for the three months ended March 31, 2011. The $7.5 million, or $0.34 per share, net change between the two periods was primarily attributable to the $8.2 million increase in net realized and unrealized gains on our investments in 2012, partially offset by a $0.7 million decrease in net investment income in 2012.

Results of Operations — Years Ended December 31, 2011, 2010 and 2009

Investment Income

During 2011, our total investment income was $27.9 million, increasing $4.3 million, or 18%, compared to 2010. The increase in 2011 is largely attributable to the recognition of $4.5 million of previously unrecognized PIK interest on Tranche B of Alden’s Term Loan.

During 2010, our total investment income was $23.6 million, which represents a $0.9 million or 3.8% decrease from 2009. The decrease resulted primarily from lower portfolio loan balances due to repayments and settlements late in 2009. Also, commodity derivative income decreased due to the expiration of our option contracts in January 2010, offset by increases in royalty income, advisory fees and forfeited commitment fees.

Our portfolio balance, on a cost basis, decreased from $253.7 million at December 31, 2009 to $238.5 million at December 31, 2010 and to $172.6 million at December 31, 2011, primarily as a result of the July 2011 sale of our Alden and Gatliff investments and other net redemptions and settlements in excess of new investments.

On a cost basis, the balance of non-accruing and non-income producing investments decreased from $102.4 million at December 31, 2009 to $66.5 million at December 31, 2010 and $30.5 million at December 31, 2011. On a fair value basis, the balance of non-accruing and non-income producing investments decreased from $50.1million at December 31, 2009 to $35.5 million at December 31, 2010 and $7.6 million at December 31, 2011. The table below summarizes our non-accruing and non-income producing investments:

	December 31,
	2011		2010		2009
(Dollars in thousands)	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value
Non-accruing investments
BioEnergy Holdings, LLC (non-accrual at March 1, 2011)	$15,511	$—	$—	$—	$—	$—
Bionol Clearfield, LLC (non-accrual at March 1, 2011)	4,950	—	—	—	—	—
Chroma Exploration & Production, Inc.	4,312	500	4,312	750	4,312	500
Alden Resources, LLC Tranche B (sold July 28, 2011)	—	—	19,520	19,520	19,520	19,520
Formidable, LLC (sold October 4, 2010)	—	—	—	—	38,780	5,600
Total non-accruing investments	24,773	500	23,832	20,270	62,612	25,620
Non-income producing investments
BioEnergy Holdings, LLC units	1,297	—	1,297	1,297	1,297	1,297
Black Pool Energy Partners, LLC warrants	10	—	10	10	10	10
BP Corporation NA, Inc. put options	417	417	—	—	—	—
BSR Holdings, LLC units (all assets sold October 22, 2010)	—	—	—	—	300	300
Castex Energy Development Fund, LLC units	0	0	—	—	—	—
Globe BG, LLC (contingent Alden Resources royalty earn-out)	—	3,270	—	—	—	—
Myriant Technologies, LLC warrants and units	468	770	468	468	468	468
Resaca Exploitation, Inc. common stock and warrants	3,485	1,463	3,235	2,153	3,235	4,087
Spirit Resources, LLC warrants	25	25	—	—	—	—
Tammany Oil & Gas, LLC warrants and after pay-out overriding royalty	5	1,000	20	20	—	—
DeanLake Operator, LLC preferred units (sold September 20, 2011)	—	150	14,050	3,500	10,400	6,500
Alden Resources, LLC Class E Units (sold July 28, 2011)	—	—	5,800	5,800	5,800	5,800
Gatliff Services, LLC units (sold July 28, 2011)	—	—	1,100	1,100	—	—
TierraMar Energy, LP preferred units (sold March 16, 2011)	—	—	16,711	900	17,711	6,000
Formidable, LLC warrants (sold October 4, 2010)	—	—	—	—	500	—
Formidable, LLC units (sold October 4, 2010)	—	—	—	—	10	—
BioEnergy Holdings, LLC warrants (expired August 15, 2010)	—	—	—	—	35	35
Total non-income producing investments	5,707	7,095	42,691	15,248	39,766	24,497
Total non-accruing and non-income producing investments	$30,480	$7,595	$66,523	$35,518	$102,378	$50,117

At December 31, 2011, the weighted average yield on portfolio investments, exclusive of capital gains, was 11.6%, compared to 10.4% at December 31, 2010 and 5.4 % at December 31, 2009. This improvement in yield is primarily attributable to the reduction in non-accruing investments, as reflected in the table above, and a generally more favorable mix of investments in our portfolio. We compute yields on investments using interest rates and effective yields as of the balance sheet date and include amortization of loan discount points, or OID, and market premium or discount, royalty interest income, net profits income and other similar investment income, weighted by their respective costs when averaged. These yields do not include income from any investments on non-accrual status, but do include the cost basis of such investments in the denominator. Such weighted average yields are not necessarily indicative of expected total returns on a portfolio.

Operating Expenses

The table below summarizes the components of our operating expenses (in thousands):

	2011	2010	2009
Interest expense and bank fees	$1,473	$1,261	$2,861
Management and incentive fees	5,422	5,548	6,438
Professional fees, insurance expenses and other G&A	5,139	5,282	5,302
Total operating expenses	$12,034	$12,091	$14,601

For the year ended December 31, 2011, operating expenses were $12.0 million, decreasing $0.1 million, or less than 1%, compared to the year ended December 31, 2010. Operating expenses for 2010 of $12.1 million decreased $2.5 million, or 17%, compared to 2009. Management and incentive fees were $0.1 million lower in 2011 at $5.4 million, compared to $5.5 million in 2010, primarily as a result of investment income incentive fees totaling $0.3 million earned in the second and third quarters of 2011, offset by lower base management fees due to lower average total asset balances. Management and incentive fees decreased $0.9 million in 2010 compared to 2009 primarily as a result of lower average total asset balances. Professional fees, insurance expense and other general and administrative expenses decreased slightly to $5.1 million for 2011, compared to $5.3 million in 2010 and 2009. Interest expense and fees on our credit facilities increased slightly to $1.5 million for 2011 compared to $1.3 million for 2010, due to increased average borrowing levels. Interest expense and bank fees decreased from $2.9 million in 2009 to $1.3 million in 2010, primarily as a result of lower average borrowing levels.

Operating expenses include our allocable portion of the total organizational and operating expenses incurred by us, our Manager and our Administrator, as determined by our Board of Directors and representatives of our Manager and our Administrator. According to the terms of the Investment Advisory Agreement, we calculate the base management fee quarterly as 0.45% of the average of our total assets as of the end of the two previous quarters. Other general and administrative expenses include our allocated share of employee, facilities, stockholder services and marketing costs incurred by our Administrator.

Net Investment Income

For the year ended December 31, 2011, net investment income was $15.8 million compared to $11.4 million for 2010. The 38%, or $4.4 million, increase was primarily attributable to the $4.3 million increase in investment income which, in turn, was largely due to the recognition of $4.5 million of previously unrecognized PIK interest on Tranche B of Alden’s Term Loan.

For the year ended December 31, 2010 net investment income was $11.4 million compared to $9.7 million for 2009. The 18%, or $1.7 million, increase was primarily due to decreased interest expense, as a result of lower average debt outstanding.

Net Realized Losses

For the year ended December 31, 2011, net realized capital losses were $30.6 million, resulting primarily from realized losses on the sale of our investments in Alden and Gatliff, $3.9 million; DeanLake, $13.9 million; TierraMar, $15.2 million; and PXD, $1.1 million; partially offset by realized gains from the sales of the overriding royalty interest associated with Greenleaf, $1.0 million; gain on the sale of a portion of our investment in GMX, $0.5 million; and the after pay-out overriding royalty interest and 50% of our warrants of Tammany of $2.0 million.

For the year ended December 31, 2010, we realized net capital losses of $33.3 million on the sale of our investment in Formidable.

For the year ended December 31, 2009, we realized net capital losses of $14.3 million, consisting of a $14.8 million loss from the write-off of our investment in Nighthawk Transport I, LP and a $0.5 million loss resulting from expenses related to our investment in Rubicon Energy Partners, LLC, or Rubicon. Partially offsetting these losses were gains of $0.4 million on the exercise of our BSR Loco Bayou, LLC warrants, $0.3 million on the sale of our Venoco, Inc. bonds and $0.3 million on the sale of our overriding royalty interests associated with our investment in Crossroads Energy, LP.

Unrealized Appreciation or Depreciation on Investments

The table below summarizes the components of our unrealized appreciation or depreciation on investments for the years ended December 31, 2011, 2010 and 2009 (in millions):

	Year ended December 31,			Changes
	2011	2010	2009	2011 vs. 2010	2010 vs. 2009
Targeted portfolio investments	$(5.1)	$31.2	$1.8	$(36.3)	$29.4
Investments in commodity derivative instruments	—	—	(7.4)	—	7.4
Income tax benefit (provision), net	—	1.1	1.4	(1.1)	(0.3)
Total unrealized appreciation/(depreciation)	$(5.1)	$32.3	$(4.2)	$(37.4)	$36.5

For the year ended December 31, 2011, net unrealized depreciation was $5.1 million, primarily due to decreases in the estimated fair value of our investments in BioEnergy and Bionol of $21.5 million, Black Pool of $3.7 million, GMX of $3.4 million and the reversal, due to realizations, of prior period unrealized net appreciation associated with our investments in Alden of $4.4 million, partially offset by the reversal of prior period unrealized depreciation associated with our investments in DeanLake of $10.7 million and TierraMar of $15.7 million which were exited in 2011. Net increases in the estimated fair value of our remaining investments totaled $1.5 million in 2011.

For the year ended December 31, 2010, net unrealized appreciation before income taxes was $31.2 million, consisting primarily of the reversal of previously recorded unrealized depreciation on our investment in Formidable of $33.7 million, which was sold in 2010. Net decreases in the estimated fair value of our remaining investments totaled $2.5 million in 2010.

For the year ended December 31, 2009, net unrealized depreciation before income taxes was $5.6 million, primarily as a result of the reversal of previously recorded unrealized appreciation on our commodity derivative instruments of $7.4 million, due to realizations. Net increases in the estimated fair value of our remaining investments totaled $1.8 million in 2009.

Net Increase or Decrease in Net Assets Resulting from Operations

For the year ended December 31, 2011, we recorded a net decrease in net assets resulting from operations of $19.9 million, or $0.92 per share, compared to a net increase in net assets of $10.5 million, or $0.49 per share for the year ended December 31, 2010. The $30.4 million, or $1.41 per share, net change between the two periods was primarily attributable to the $34.7 million increase in net realized and unrealized losses on our investments in 2011, partially offset by a $4.4 million increase in net investment income in 2011.

For the year ended December 31, 2010, we recorded net increases in net assets resulting from operations of $10.5 million, or $0.49 per share, compared to a net decrease in net assets of $8.8 million, or $0.41 per share, for the year ended December 31, 2009.

Financial Condition, Liquidity and Capital Resources

During the three months ended March 31, 2012, we generated cash from operations of $3.5 million, excluding net purchases of investments, compared to $5.9 million during the comparable period of 2011. The lower amount of cash generated from operations was primarily attributable to a smaller investment portfolio which resulted from net redemptions in excess of new investments, net realized losses on portfolio securities and net reduction in the fair value of certain investments since December 31, 2010. In addition, net collections of interest and income tax refunds receivable generated cash of $3.1 million in the first quarter of 2011, compared to $1.5 million in the first quarter of 2012.

Our net cash provided by operating activities for the three months ended March 31, 2012 was $18.4 million, compared to $11.6 million of net cash used in operating activities for the three months ended March 31, 2011. This increase in cash provided in 2012 was primarily due to higher net redemptions of investments in portfolio securities. Purchases of portfolio securities during the first quarter of 2012 totaled $8.4 million, compared to $14.8 million during the first quarter of 2011. Purchases in 2012 primarily included the STP Term Loan of $7.2 million and additional investments in existing portfolio companies totaling $1.2 million. Purchases in the first quarter of 2011 included a new $10.0 million Term Loan to Resaca and additional investments in existing portfolio companies totaling $4.8 million. In the first quarter of 2011, we also purchased $30.6 million in U.S. Treasury Bills with borrowings under our Treasury Facility. Proceeds from the redemption of investments totaled $23.3 million in the first quarter of 2012, compared to $27.9 million in the first quarter of 2011. Redemptions in 2012 included Crestwood, $8.3 million; APC, $3.2 million; ATP, $5.9 million; Tammany, $5.2 million and other redemptions totaling $0.7 million. Redemptions in 2011 included Resaca, $10.0 million; PXD, $10.4 million; GMX, $3.3 million; ATP, $2.0 million and other redemptions totaling $2.2 million.

During the year ended December 31, 2011, we generated cash from operations of $8.7 million, excluding net purchases of investments, compared to $14.2 million in 2010 and $16.5 million in 2009. The lower amounts of cash generated from operations are primarily attributable to a smaller investment portfolio which has resulted from net redemptions in excess of new investments, net realized losses on portfolio securities and net reduction in the fair value of certain investments. In 2011, we received cash repayments and realizations totaling $151.5 million; and we reinvested $106.6 million in new investments.

Our net cash provided by operating activities for the year ended December 31, 2011 was $53.7 million, compared to $7.6 million of net cash used in operating activities in 2010 and $46.0 million of net cash provided by operations in 2009. This increase in 2011 was primarily due to higher redemptions of investments in portfolio securities. Purchases of portfolio securities were $106.6 million during 2011, a significant increase compared to the $64.2 million in purchases during 2010 and $49.8 million in 2009. Purchases in 2011 included Resaca, $10.0 million; ATP, $40.0 million; Spirit, $12.0 million; Castex, $27.0 million and other purchases totaling $17.6 million. Purchases in 2010 included Gatliff membership units, $12.8 million; Gatliff senior note, $11.7 million; Pallas Contour Mining, LLC, $15.1 million; Crestwood, $8.8 million and other purchases totaling $15.8 million. Purchases in 2009 included Black Pool, $17.5 million; ATP, $15.0 million; Alden, $9.0 million and others totaling $8.3 million. The increase in new investment activity is primarily a result of generally more favorable conditions and outlook in the U.S. oil and gas industry, providing more opportunities for us to invest on reasonable terms given the level of risk assumed. Proceeds from the redemption of investments increased $109.1 million in 2011 to $151.5 million, compared to $42.4 million in 2010 and $79.3 million in 2009. Redemptions in 2011 included Resaca, $10.0 million; PXD, $10.4 million; Greenleaf, $9.6 million; ATP, $18.1 million; Tammany, $15.5 million; Alden, $55.6 million; Gatliff, $15.6 million and other redemptions totaling $16.7 million. Redemptions in 2010 included Alden, $9.5 million; Gatliff membership units, $11.7 million; ATP, $8.4 million and others totaling $12.8 million. Redemptions in 2009 included APC, $26.7 million; Resaca, $23.1 million; Venoco, $12.3 million and others totaling $17.2 million.

At March 31, 2012, we had cash and cash equivalents totaling $81.1 million. At March 31, 2012, the amount outstanding under our $72.0 million Amended and Restated Revolving Credit Agreement, or the Investment Facility, was $10.0 million and an additional $60.2 million was available for borrowing. We repaid the $10.0 million balance outstanding on the Investment Facility in April 2012. As of March 31, 2012, we had

no outstanding indebtedness under the $30.0 million Treasury Secured Revolving Credit Agreement, or the Treasury Facility, and the entire $30.0 million was available for borrowing.

During the three months ended March 31, 2012 and 2011, we paid cash dividends totaling $3.9 million, or $0.18 per share, to our common stockholders. In March 2012, we declared a first quarter dividend totaling $2.6 million, or $0.12 per share, which was paid in April 2012. During the year ended December 31, 2011, we paid cash dividends totaling $15.6 million, or $0.72 per share, to our common stockholders compared to $14.7 million, or $0.68 per share, during 2010 and a total distribution of $19.0 million, or $0.88 per share in 2009, which included the return of capital of $7.0 million, or $0.33 per share. We currently intend to continue to distribute, in the form of quarterly dividends, a minimum of 90% of our annual investment company taxable income to our stockholders.

On October 31, 2011, our Board of Directors approved a stock repurchase plan, pursuant to which we may, from time to time, repurchase up to $10.0 million of our common stock in the open market at prices not to exceed net asset value during our open trading periods. Our Board of Directors authorized this plan, because it believes that general market trading activity may cause our common stock to be undervalued from time to time. The repurchase program does not obligate us to purchase any shares and may be discontinued at any time.

Commodity Derivative Instruments

We use commodity derivative instruments from time to time to manage our exposure to commodity price fluctuations. We use all of our derivatives for risk management purposes and do not hold any amounts for speculative or trading purposes. We do not designate these instruments as hedging instruments for financial accounting purposes, and, as a result, we recognize the change in the instruments’ fair value currently on the Consolidated Statements of Operations as net increase (decrease) in unrealized appreciation (depreciation) on investments. In 2011, we acquired a limited term royalty interest from ATP and in December 2011, we purchased a series of oil put options to mitigate the risk of downside price movements. In June 2008, we acquired a limited term volume-denominated royalty interest from ATP, and the royalty payments associated with this investment were subject to fluctuations in natural gas and oil prices. To manage this risk, we purchased oil and natural gas put options on approximately 93% of our royalty interest. All of our commodity derivative instruments acquired in 2008 expired as of January 31, 2010 and we received payment for the final volumes associated with the volume-denominated royalty interest in September 2010.

Credit Facilities and Borrowings

On December 6, 2011, we entered into the Investment Facility. The total amount outstanding under the Investment Facility was $10.0 million and $50.0 million, as of March 31, 2012 and December 31, 2011, respectively. Substantially all of our assets, except our investments in U.S. Treasury Bills, are collateral for the obligations under the Investment Facility. The Investment Facility matures on August 31, 2014, and bears interest, at our option, at either (i) LIBOR plus 325 to 475 basis points, or (ii) the base rate plus 225 to 375 basis points, both based on our amounts outstanding. As of March 31, 2012, the interest rate on our outstanding balance of $10.0 million was 6.0% (base rate plus 275 basis points). We repaid the entire $10.0 million balance in April 2012. As of March 31, 2012, we had a letter of credit outstanding of $1.8 million, and the amount available to us for borrowing under the Investment Facility was $60.2 million.

On March 31, 2011, we entered into the Treasury Facility, which can only be used to purchase investments in U.S. Treasury Bills. Proceeds from the Treasury Facility facilitate the growth of our investment portfolio and provide flexibility in the sizing of our portfolio investments. On March 30, 2012, we entered into a consent and first amendment to the Treasury Facility. As amended, the Treasury Facility matures on March 31, 2013 and bears interest, at our option, at either (i) LIBOR plus 50 basis points or (ii) the base rate. We have the right at any time to prepay the loans, in whole or in part, without premium or penalty. As of March 31, 2012, we had no outstanding indebtedness under the Treasury Facility and the entire $30.0 million was available.

The Investment Facility and Treasury Facility contain affirmative and reporting covenants and certain financial ratio and restrictive covenants that apply to our subsidiaries and us. We complied with these covenants as of March 31, 2012 and had no events of default under either facility. The most restrictive covenants are:

•	maintaining a ratio of net asset value to consolidated total indebtedness (excluding net hedging liabilities) of not less than 2.25:1.0,
•	maintaining a ratio of net asset value to consolidated total indebtedness (including net hedging liabilities) of not less than 2.0:1.0,
•	maintaining a ratio of EBITDA (excluding revenue from cash collateral) to interest expense (excluding interest on loans under the Treasury Facility) of not less than 3.0:1.0, and
•	maintaining a ratio of collateral to the aggregate principal amount of loans under the Treasury Facility of not less than 1.02:1.0.

In addition to our Investment Facility, we may also fund a portion of our investments with issuances of equity or senior debt securities. We may also securitize a portion of our investments in mezzanine or senior secured loans or other assets. We expect our primary use of funds to be investments in portfolio companies, cash distributions to holders of our common stock and payment of fees and other operating expenses.

Dividends

We have elected to operate our business to be taxed as a RIC for federal income tax purposes. As a RIC, we generally are not required to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To maintain our RIC status, we must meet specific source-of-income and asset diversification requirements and distribute annually an amount equal to at least 90% of our “investment company taxable income” (which generally consists of ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, reduced by deductible expenses) and net tax-exempt interest. In order to avoid certain excise taxes imposed on RICs, we must distribute during each calendar year an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year, (2) 98.2% of our capital gain net income (i.e., realized capital gains in excess of realized capital losses) for the one-year period ended on October 31 of that calendar year, and (3) 100% of any ordinary income or capital gain net income not distributed in prior years. We currently intend to make sufficient distributions to satisfy the annual distribution requirement and to avoid the excise taxes.

We may not achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, we may be limited in our ability to make distributions due to the asset coverage test for borrowings when applicable to us as a BDC under the 1940 Act and due to provisions in our Investment Facility. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including possible loss of our status as a RIC. We cannot assure stockholders that they will receive any distributions or distributions at any specific level.

Although we currently intend to distribute realized net capital gains (i.e., net long-term capital gains in excess of short-term capital losses), if any, at least annually, we may in the future decide to retain such capital gains for investment and designate such retained amount as a deemed distribution.

We have established an “opt out” dividend reinvestment plan that provides for reinvestment of our dividends and distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our Board of Directors authorizes, and we declare, a cash dividend, then our plan agent automatically reinvests a stockholder’s cash dividend in additional shares of our common stock unless the stockholder, or his or her broker, specifically “opts out” of the dividend reinvestment plan and elects to receive cash dividends.

No action is required on the part of a registered stockholder to have the stockholder’s dividend reinvested in shares of our common stock. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends in cash, a participant, and hold such shares in non-certificated form. A registered stockholder may terminate participation in the plan at any time and elect to receive dividends in cash by notifying the plan administrator in writing so that such notice is received by the plan administrator no later than 10 days prior to the record date for dividends to stockholders. Participants may terminate participation in the plan by notifying the plan administrator via its website at www.amstock.com, by filling out the transaction request form located at the bottom of their statement and sending it to the plan administrator at American Stock Transfer & Trust Company, Operations Center, 6201 15th Avenue, Brooklyn, NY 11219 or by calling the plan administrator at 1-800-937-5449. Within 20 days following receipt of a termination notice by the plan administrator and according to a participant’s instructions, the plan administrator will either: (a) maintain all shares held by such participant in a plan account designated to receive all future dividends and distributions in cash; (b) issue certificates for the whole shares credited to such participant’s plan account and issue a check representing the value of any fractional shares to such participant; or (c) sell the shares held in the plan account and remit the proceeds of the sale, less any brokerage commissions that may be incurred and a $15.00 transaction fee, to such participant at his or her address of record at the time of such liquidation. A stockholder who has elected to receive dividends in cash may re-enroll in the plan at any time by providing notice to the plan administrator.

Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends in cash by notifying their broker or other financial intermediary of their election.

We intend, when permitted by the plan, to primarily use newly issued shares for reinvested dividends under the plan. However, we reserve the right to purchase shares in the open market in connection with the plan. The number of newly issued shares to be issued to a stockholder is determined by dividing the total dollar amount of the dividend payable to such stockholder by the average market price per share of our common stock at the close of regular trading on the exchange or market on which our shares of common stock are listed for the five trading days preceding the valuation date for such dividend. We can not calculate the number of shares of our common stock to be outstanding after giving effect to payment of the dividend until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

We may not use newly issued shares to pay a dividend if the market price of our shares is less than our net asset value per share. In such event, the cash dividend will be paid to the plan administrator who will purchase shares in the open market for credit to the accounts of plan participants unless the average of the closing sales prices for the shares for the five days immediately preceding the payment date exceeds 110% of the most recently reported net asset value per share. The allocation of shares to the participants’ plan accounts will be based on the average cost of the shares so purchased, including brokerage commissions. The plan administrator will reinvest all dividends and distributions as soon as practicable, but no later than the next ex-dividend date, except to the extent necessary to comply with applicable provisions of the federal securities laws. Interest will not be paid on any uninvested cash payment.

There will be no brokerage charges or other charges to stockholders who participate in the plan. We pay the plan administrator’s fees.

We may terminate the plan upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. When a plan participant withdraws from the plan or when the plan is terminated, the participant will receive a cash payment for any fractional shares of our common stock based on the market price on the date of withdrawal or termination. Participants and interested stockholders should direct all correspondence concerning the plan to the plan administrator by mail at American Stock Transfer & Trust Company, Operations Center, 6201 15th Avenue, Brooklyn, NY 11219.

The automatic reinvestment of dividends and distributions will not relieve a participant of any income tax liability associated with such dividend or distribution. A U.S. stockholder participating in the plan will be treated for U.S. federal income tax purposes as having received a dividend or distribution in an equal amount to the cash that the participant could have received instead of shares. The tax basis of such shares will equal the amount of such cash. A participant will not realize any taxable income upon receipt of a certificate for whole shares credited to the participant’s account whether upon the participant’s request for a specified number of shares or upon termination of enrollment in the plan. Each participant will receive each year a Form 1099 with respect to the U.S. federal income tax status of all dividends and distributions during the previous year. For tax consequences associated with the dividend reinvestment plan, see the discussion under “Material U.S. Federal Income Tax Considerations.”

A copy of our dividend reinvestment plan is available on our corporate website, www.ngpcrc.com, in the investor relations section.

As of March 31, 2012, holders of 1.7 million shares, or approximately 7.7% of outstanding shares, were participants in our dividend reinvestment plan. During the three months ended March 31, 2012, we declared dividends totaling $0.12 per share on our common stock. During 2011, we declared dividends totaling $0.72 per share on our common stock.

Related Party Transactions

We are party to an Investment Advisory Agreement with our Manager, in which our management team has ownership and financial interests. Our Manager’s services under the Investment Advisory Agreement are not exclusive, and it is free to furnish the same or similar services to other entities, including businesses which may directly or indirectly compete with us and directly compete with us for particular investments, so long as its services to us are not impaired by the provision of such services to others. In addition, NGP’s private equity funds are permitted to make investments similar to our targeted investments. We do not anticipate that our management team will provide advisory services to other investment vehicles with common investment objectives to ours, and it is our understanding that NGP’s private equity funds have no current intention of making investments similar to our targeted investments. However, if our management team does provide such services to other investment vehicles in the future, our management team and the investment professionals of our Manager and its affiliates, including NGP’s private equity funds, might allocate investment opportunities to other entities, and thus might divert attractive investment opportunities away from us. In addition, our executive officers and directors serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do or of investment funds managed by our affiliates. We may not be given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with our Manager. However, our management team intends to allocate investment opportunities in a fair and equitable manner consistent with our investment objectives and strategies, so that we are not disadvantaged in relation to any other client.

We are party to a license agreement with NGP, pursuant to which NGP has granted us a non-exclusive, royalty-free license to use the “Natural Gas Partners” and “NGP” names. In addition, pursuant to the terms of the administration agreement, our Administrator provides us with the office facilities and administrative services necessary to conduct our day-to-day operations. Affiliates of NGP own and control our Administrator.

Portfolio Credit Quality

Virtually all of our portfolio investments at March 31, 2012 are in negotiated, and often illiquid, securities of energy-related businesses. We maintain a system to evaluate the credit quality of these investments. While incorporating quantitative analysis, this system is a qualitative assessment. This system is intended to reflect the overall, long-term performance of a portfolio company’s business, the collateral coverage of an investment and other relevant factors. Our rating scale ranges from 1 to 7, with 1 being the highest credit quality.

As of March 31, 2012, our average portfolio rating on a dollar-weighted fair market value basis was 4.2, compared to 4.1 and 4.2 as of December 31, 2011 and 2010, respectively. Of the 18 rated investments in 15 portfolio companies as of March 31, 2012, 17 investments retained the same rating as of December 31, 2011, and 1 investment was added to our portfolio during the first three months of 2012. Of the 18 rated investments in 15 portfolio companies as of December 31, 2011, compared to December 31, 2010, 2 improved in rating, 6 declined in rating, 5 retained the same rating and 5 investments were added to our portfolio during 2011. As of March 31, 2012, on a fair value basis, approximately 54% of our portfolio investments were in the form of senior secured debt securities. As of March 31, 2012, we had 2 investments on non-accrual status with an aggregate cost and fair value of $24.8 million and $0.2 million, respectively. Our portfolio investments at fair value were approximately 83% and 84% of the related cost basis as of March 31, 2012 and December 31, 2011, respectively.

For the three months ended March 31, 2012, the decrease in net unrealized depreciation was $1.3 million, largely due to increases in the estimated fair value of our investments in GMX of $1.0 million, Spirit warrants of $0.6 million and Castex units of $0.6 million, partially offset by the decrease in the value of our investment in Resaca common stock and warrants of $0.5 million and a $0.4 million decrease in the fair value of our commodity derivative instruments.

Critical Accounting Policies

Valuation of Investments

The 1940 Act requires the separate identification of investments according to the percentage ownership in a portfolio company’s outstanding voting securities. The percentages and categories are as follows:

•	Control investments — majority owned — we own 50% or more of a portfolio company’s outstanding voting securities.
•	Control investments — we own more than 25% but less than 50% of a portfolio company’s outstanding voting securities
•	Affiliate investments — we own 5% or more but not more than 25% of a portfolio company’s outstanding voting securities
•	Non-affiliate investments — we own less than 5% a portfolio company’s outstanding voting securities.

We account for all of the investments in our portfolio at fair value, following the provisions of the Financial Accounting Standards Board, or FASB, Accounting Standards Codification “Fair Value Measurements and Disclosures”, or ASC 820. ASC 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value and establishes disclosure requirements for fair value measurements.

ASC 820 defines fair value as the price that a seller would receive for an asset or pay to transfer a liability in an orderly transaction between independent, knowledgeable and willing market participants at the measurement date. The fair value definition focuses on exit price in the principal, or most advantageous, market and prioritizes the use of observable market inputs over unobservable entity-specific inputs. On a quarterly basis, the investment team of our Manager prepares fair value estimates for all of the assets in our portfolio utilizing the income approach and market approach in accordance with ASC 820 and presents them to our valuation committee. The valuation committee recommends its fair value estimates to our Board of Directors, which in good faith determines the final estimates of fair value for each investment. Determination of estimated fair values involves subjective judgments and estimates not susceptible of substantiation by auditing procedures. Additionally, under current auditing standards, the notes to our financial statements refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements. For more information regarding our portfolio valuation policies and procedures, see “Business — Valuation Process.”

We record investments in securities for which market quotations are readily available at such market quotations in our financial statements as of the valuation date. For investments in securities for which market quotations are unavailable, or which have various degrees of trading restrictions, the investment team of our Manager prepares valuation analyses and fair value estimates, as generally described below.

Using the most recently available financial statements, forecasts and, when applicable, comparable transaction data, the investment team of our Manager prepares valuation analyses and fair value estimates for the various securities in our investment portfolio. These valuation analyses rely on estimates of the asset values and enterprise values of portfolio companies issuing securities.

The methodologies for determining asset valuations include estimates based on: the liquidation or sale value of a portfolio company’s assets, the discounted value of expected future net cash flows from the assets and third party valuations of a portfolio company’s assets, such as asset appraisal reports, futures prices and engineering reserve reports of oil and natural gas properties. The investment team of our Manager considers some or all of the above valuation methods to determine the estimated asset value of a portfolio company.

The methodologies for determining enterprise valuations include estimates based on: valuations of comparable public companies, recent sales of comparable companies, the value of recent investments in the equity securities of a portfolio company and on the methodologies used for asset valuation. The investment team of our Manager considers some or all of the above valuation methods to determine the estimated enterprise value of the company.

The methodologies for determining estimated current market values of comparable securities include estimates based on: recent initial offerings of comparable securities of public and private companies; recent secondary market sales of comparable securities of public and private companies; current market implied interest rates for comparable securities in general; and current market implied interest rates for non-comparable securities in general, with adjustments for such elements as size of issue, tenor, and liquidity. The investment team of our Manager considers some or all of the above valuation methods to determine the estimated current market value of a comparable security.

Debt Securities:  In estimating the fair value of our debt investments, we first assess the overall financial health of the portfolio company through an evaluation of a number of factors, including, as relevant, historical and projected financial results, the portfolio company's enterprise value, and the nature and realizable value of any collateral. In estimating the portfolio company’s enterprise value, we analyze the discounted value of estimated future net cash flows of the portfolio company, derived, when appropriate, from third party valuations of a portfolio company’s assets, such as engineering reserve reports of oil and natural gas properties. We also use a market approach in estimating the portfolio company’s estimated enterprise value, considering recent comparable transactions involving similar businesses or assets. We also may consider the markets in which the portfolio company operates; comparison to a peer group of publicly traded securities; the size and scope of the portfolio company and its specific strengths and weaknesses; recent purchases or sales of securities by the portfolio company; recent offers to purchase the portfolio company; the estimated value of comparable securities; and other relevant factors. Based upon these analyses, we assess the sources of cash flow available to the portfolio company to service its debt and the underlying credit risk, and determine an appropriate yield, or discount rate, to apply to our anticipated cash flows to be collected from each debt investment, recognizing that the collection of contractual cash flows may come from one or a combination of cash flows generated from continuing operations of the portfolio company, liquidation of collateral or sale of the portfolio company. The appropriateness of the yield on our investments is directly relative to our judgment of the associated risks, using observable yield or price data for similar or comparable debt investments when available. Fair value measurements using the discounted cash flow method can be sensitive to significant changes in the inputs. A significant increase (decrease) in the discount rate for a particular security may result in a lower (higher) value of for that security.

We invest primarily in illiquid debt investments in small private energy companies, many of which are in the early stages of development, or are start-up companies in need of growth development capital. There is limited activity, transparency and variable data in the markets in which we invest. We have observed that there is limited correlation in yield and price data in our principle market when compared to overall market trends based upon debt investments we have made throughout our history. In circumstances where there is limited observable price or yield data of similar or comparable securities, we base our considerations on our assessments of the credit trends and underlying performance of our portfolio companies and of the markets in which we invest, relying on the collective judgment of the investment team of our Manager, our valuation committee members and our Board of Directors, which is based on their extensive experience and expertise investing in public and non-public securities in energy markets.

Equity Securities:  We record our investments in preferred and common equity securities (including warrants or options to acquire equity securities) at fair value based on our pro rata share of the residual equity value available after deducting all outstanding debt and other obligations, as applicable, from the estimated enterprise value of the portfolio company. To estimate the enterprise value of the portfolio company, we analyze the discounted cash flows of the portfolio company and indicative pricing (on a proved reserve and/or units-of-production basis, as appropriate) in recent comparable market transactions as mentioned above, adjusted for lack of marketability due to the illiquid nature or other restrictions on the sale of the security. In most cases, we may compute an average of the calculated values of our share of the residual equity value (using multiple approaches or various assumptions) in determining the fair value of the equity security to be reported in our financial statements. Estimating a company’s enterprise value involves judgment, and residual equity values can be relatively volatile based on changes in market conditions, the company’s financial performance and outlook, and other factors. Fair value measurements using market comparables can be sensitive to significant changes in the inputs. A significant increase (decrease) in the reserve multiple, or a significant decrease (increase) in the discount for lack of marketability, for a particular equity security may result in a higher (lower) fair value for that security.

In some cases, where we deem recent or pending financing or recapitalization transactions involving the portfolio company to be more indicative of enterprise value, we use such recent transactions to value the enterprise, in lieu of the discounted cash flow or market comparables. In addition, in cases where we deem appropriate, we utilize an option pricing method, or OPM, to value the various preferred stock, common stock and warrants we have in companies with complex capital structures. The OPM treats preferred stock, common stock and warrants as call options on the enterprise value, with exercise prices based on liquidation preference of the security. The OPM commonly uses the Black-Scholes model to price the call option and considers the various terms of the stockholder agreements upon liquidation of the enterprise. In addition, the OPM implicitly considers the effect of the liquidation preference as of a future liquidation date, not as of the valuation date.

Net Profits Interests and Royalty Interests:  We record our investments in overriding royalty and net profits interests at fair value based on a multiple of cash flows generated by such investments, multiples from transactions involving the sale of comparable assets and/or the discounted value of expected future net cash flows from such investments, adjusted for lack of marketability due to the illiquid nature or other restrictions on the sale of our investment. We derive appropriate cash flow multiples from the review of comparable transactions involving similar assets. We derive the discounted value of future net cash flows, when appropriate, from third party valuations of a portfolio company’s assets, such as engineering reserve reports of oil and natural gas properties. A significant increase (decrease) in the cash flow multiple, or a significant decrease (increase) in the discount for lack of marketability, for a particular investment may result in a higher (lower) fair value for that investment.

Contingent Earn-Out:  Our contingent earn-out investment resulted from the sale of our investment in Alden to Globe BG, LLC, or Globe, in July 2011. The amount of the payment, up to $6.8 million, is based on a formula involving the number of clean tons produced multiplied by the difference between the company’s cost of production in 2010 and the cost of production during the optimal consecutive 12-month period during the 3-year period ending July 2014. We based our valuation of the earn-out on a weighted average of the discounted value of the earn-out payment computed under six scenarios with various production and production cost assumptions. A significant increase (decrease) in production, a significant decrease (increase) in cost of production, or a significant decrease (increase) in the discount rate may result in a higher (lower) value of the earn-out.

Commodity Derivative Instruments:  We record all derivative instruments at fair value. Quoted market prices are the best evidence of estimated fair value. We estimate the fair value of the crude oil and natural gas options using a market-based valuation methodology based upon forward commodity price and volatility curves. Independent pricing services provide the curves, which reflect broker market quotes. We consider these investments as Level 2 on the valuation hierarchy, as the values represent quoted prices for similar instruments in active markets.

We hold certain investments in debt or equity securities that are publicly traded, but for which there are relatively few transactions or for which trading activity is relatively infrequent. We value these investments at broker quotes as of the balance sheet date or at prices for which such securities were most recently traded. We consider these investments as Level 2 on the valuation hierarchy, as the values represent quoted prices for identical instruments in thinly-traded markets.

Our Board of Directors has the final responsibility for reviewing and approving, in good faith, the fair value estimates of our investments. Due to the inherent uncertainty in the valuation process, the fair value estimates for our investments may differ materially from the values that would have been used had a ready market for the securities existed. Additionally, changes in the market environment, portfolio company performance and other events that may occur over the lives of the investments may cause the gains or losses ultimately realized on our investments to be materially different than the valuations currently assigned. We determine the fair value of each individual investment on a quarterly basis and record changes in fair value as unrealized appreciation or depreciation.

Securities Transactions, Interest and Dividend Income Recognition

We account for securities transactions on a trade-date basis and we accrete premiums and discounts into interest income using the effective interest method. In conjunction with the acquisition of debt securities, we may receive detachable warrants, other equity securities or property interests such as overriding royalty interests. We record these interests separately from the debt securities at their initial estimated fair value, with a corresponding amount recorded as a discount to the associated debt security. We recognize income from overriding royalty interests as received and we amortize the recorded assets using the units of production method. We defer the portion of the loan origination fees paid that represent additional yield or discount on a loan and accrete the balance into interest income over the life of the loan using the effective interest method. Upon the prepayment of a loan or debt security, we record any unamortized loan origination fees as interest income and we record any unamortized premium or discount as a realized gain or loss on the investment. We accrete market premiums or discounts on acquired loans or fixed income investments into interest income using the effective interest method. We recognize dividend income on the ex-dividend date. We accrue interest income if we expect that we will ultimately be able to collect it. When collectability of interest or dividends is doubtful, we place the investment on non-accrual status and evaluate any existing interest or dividend receivable balances to determine if a write off is necessary. We assess the collectability of the interest and dividends on many factors, including the portfolio company’s ability to service its loan based on current and projected cash flows as well as the current valuation of the portfolio company’s assets.

Payment-in-Kind Interest and Dividends

We have investments in our portfolio that contain payment-in-kind, or PIK, provisions. We compute PIK interest or dividends at the contractual rate specified in each investment agreement and add that amount to the principal balance of the investment. For investments with PIK interest income or PIK dividend income, we calculate our income accruals on the principal balance including any PIK amounts. If the portfolio company’s projected cash flows, further supported by estimated total enterprise value, are not sufficient to cover the contractual principal and interest or dividend amounts, as applicable, we do not accrue interest income or dividend income on the investment. To maintain our RIC status, we must pay out this non-cash source of income to stockholders in the form of dividends, even though we have not yet collected the cash. In the three months ended March 31, 2012 and 2011, we recorded PIK interest income of $0.4 million and $1.5 million (net of $0.9 million reserve), respectively. For the years ended December 31, 2011, 2010 and 2009, we recorded PIK interest income of $7.2 million (including the reversal of $2.7 million of prior year reserve), $4.5 million (net of $3.4 million reserve) and $4.3 million (net of a $0.8 million reserve), respectively. We did not record any PIK dividend income for the three months ended March 31, 2012 or 2011, or in 2011, 2010 or 2009. Our investment in deferred interest securities involves risk. See “Risk Factors — Legal and Tax Risks — We may have difficulty paying our required distributions if we recognize income before, or without, receiving cash representing such income. If we are unable to pay required distributions, we may fail to qualify as a RIC and thus be subject to corporate-level income tax.”

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

We calculate realized capital gains on a security as the excess of the net amount realized from the sale or other disposition of such security over the amortized cost for the security. We calculate realized capital losses on a security as the amount by which the net amount realized from the sale or other disposition of such security is less than the amortized cost of such security. We consider unamortized fees, prepayment premiums, and investments charged off during the year, net of recoveries and we do not include previously recognized unrealized appreciation or depreciation.

We calculate unrealized capital depreciation on a security as the amount by which the original cost of such security exceeds the fair value of such security, as applicable. Our Board of Directors determines, in good faith, all period-end fair valuations in accordance with ASC 820. Net unrealized appreciation or depreciation for the period reflects the change in estimated portfolio investment values during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when we realize the settled capital gains or losses.

We do not account for our commodity derivative instruments, if any, as hedging instruments for financial accounting purposes. Net unrealized appreciation or depreciation reflects the change in derivative values during the reporting period including the reversal of previously recorded unrealized appreciation or depreciation when we realize the settled gains or losses.

Dividends

Dividends to stockholders are recorded on the ex-dividend date. We currently intend that our distributions each year will be sufficient to maintain our status as a RIC for federal income tax purposes and to eliminate federal excise tax liability. We also intend to make distributions of net realized capital gains, if any, at least annually. However, we may in the future decide to retain capital gains for investment and designate such retained dividends as a deemed distribution. Each quarter, our Manager estimates our annual taxable earnings. The Board of Directors considers this estimate and determines the distribution amount, if any. We generally declare our dividends each quarter and pay them shortly thereafter.

Contractual Obligations and Off-Balance Sheet Arrangements

The following table summarizes our contractual payment obligations at March 31, 2012 (in thousands):

	Total	Less than 1 Year	1 – 3 Years	3 – 5 Years	More than 5 Years
Revolving credit facilities(1)	$10,000	$—	$10,000	$—	$—
Total	$10,000	$—	$10,000	$—	$—

(1)	Excludes accrued interest amounts. We repaid the $10 million balance on our Investment Facility in April 2012.

We have certain unused commitments to extend credit to our portfolio companies. Generally, these commitments have fixed expiration dates, and we do not expect to fund the entire amounts before they expire. Therefore, these commitment amounts do not necessarily represent future cash requirements. In February 2010, we arranged for a letter of credit issued under the Investment Facility with respect to our investment in one of our portfolio companies. As of March 31, 2012, the letter of credit balance was $1.8 million. We do not report the unused portions of these commitments on our Consolidated Balance Sheets. The following table shows our unused credit commitments and letter of credit as of March 31, 2012 and December 31, 2011 (in thousands):

	March 31, 2012	December 31, 2011
Unused credit commitments	$5,829	$5,379
Letter of credit	1,802	2,852

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

Our business activities contain elements of risk. We consider the principal market risks to be: credit risk, risks related to the energy industry, illiquidity of individual investments in our investment portfolio, leverage risk, risks related to fluctuations in interest rates and commodity price risk.

Credit risk is the principal market risk associated with our business. Credit risk originates from the fact that some of our portfolio companies may become unable or unwilling to fulfill their contractual payment obligations to us and may eventually default on those obligations. These contractual payment obligations arise under the debt securities and other investments that we hold. They include payment of interest, principal, dividends, royalties, fees and payments under guarantees and similar instruments. Our Manager endeavors to mitigate and manage credit risk through the analysis, structure, and requirements of our investments. Prior to making an investment, our Manager evaluates it under a variety of scenarios to understand its sensitivity to changes in critical variables and assumptions and to assess its potential credit risk. The structures for our investments are designed to mitigate credit risk. For example, since the underlying assets of our portfolio companies’ debt investments are often security for some of our investments, our Manager may require that our portfolio companies enter into commodity price hedges on a portion of their production to minimize the sensitivity of their projected cash flows to declines in commodity prices; and, in many instances, there is capital junior to ours in the capital structure of our portfolio companies. Our investments generally require routine reporting, periodic delivery of reserve reports prepared by third-party engineers to assist management and the Valuation Committee in assessing collateral values, and covenant requirements designed to minimize and detect developing credit risk.

Historically, we have concentrated our investments in the securities of companies that operate in the energy industry. This industry is replete with risks that may affect individual companies or may systematically affect virtually our entire investment portfolio. The revenues, income (or losses), cash flow available for debt service or distribution, and valuations of energy companies can be significantly impacted by any one or more of the following factors: commodity pricing risk, operational risk, weather risk, depletion and exploration risk, production risk, demand risk, competition risk, valuation risk, financing risk, and regulatory risk. Elaboration of these risks is provided in “Risk Factors.” Through our credit risk management process, we endeavor to mitigate and manage these risks as they relate to individual portfolio companies and, by extension, to our entire portfolio of investments. However, we cannot be assured that our Manager’s efforts to mitigate and manage credit risk and the risks associated with the energy industry will successfully insulate us from any and all losses, either at the level of individual portfolio companies or, more broadly, for our entire investment portfolio.

We primarily invest in illiquid debt and other securities of private companies. In some cases these investments include additional equity components. Our investments generally have no established trading market or are generally subject to restrictions on resale. The illiquidity of our investments may adversely affect our ability to dispose of debt and equity securities at times when it may be otherwise advantageous for us to liquidate such investments (for example, for management of the various diversification requirements we are subject to as a BDC and as a RIC, or for management of liquidity or credit risk). The proceeds realized from such liquidation would likely be significantly less than the long-term value of the liquidated investments.

We use a combination of long-term and short-term borrowings to supplement our equity capital to finance our investing activities. We expect to use our Investment Facility as a means to bridge to long-term financing. These borrowings will rank senior in our capital structure to interests of our stockholders and, thus, will have a senior claim on earnings and cash flows generated by our investment portfolio. To the extent that we are able to invest the borrowed money at rates in excess of the cost of that money, we will generate greater returns on our equity capital than would have been the case without leverage. However, if we have losses in our investment portfolio, we must first service or repay the borrowings. This would potentially subject our stockholders to the risk of greater loss than would have been the case without leverage. Elaboration of the risks associated with the issue of senior securities is provided in “Risk Factors”.

Another facet of utilizing borrowed money to make investments is that our net investment income is dependent upon the difference, or spread, between the rate at which we borrow funds and the interest rate or effective yield at which we invest those funds. For example, a hypothetical 1% increase in the interest rate under our Investment Facility, when fully drawn, would result in a $0.7 million increase in our interest expense. We generally mitigate the risk of asymmetric movements in the cost of borrowing versus investment return by following a practice of funding floating rate investments with equity capital or floating rate debt. As of March 31, 2012, approximately 44% of the investments in our portfolio were at fixed rates, while approximately 56% were at variable rates. In addition, we may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act.

In June 2011, we acquired an additional limited term royalty interest from ATP and on December 29, 2011, we purchased a series of oil put options to provide insurance against downside price movements. These commodity derivative instruments cover 15 months beginning in July 2012 and expiring in September 2013.

SENIOR SECURITIES

Information about our senior securities is shown in the following tables as of each fiscal year ended December 31 since we commenced operations. The “—” indicates information which the SEC expressly does not require to be disclosed for certain types of senior securities.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)	Average Market Value Per Unit(4)
Revolving Credit Facilities
Fiscal 2011	$50,000,000	$5,005	$—	N/A
Fiscal 2010	50,000,000	5,715	—	N/A
Fiscal 2009	67,500,000	4,558	—	N/A
Fiscal 2008	120,000,000	3,190	—	N/A
Fiscal 2007	216,000,000	2,159	—	N/A
Fiscal 2006	100,000,000	3,433	—	N/A
Fiscal 2005	—	N/A	—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.
(2)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit.
(3)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.
(4)	Not applicable, as senior securities are not registered for public trading.

BUSINESS

Introduction

NGP Capital Resources Company

We are a financial services company created to invest primarily in small and mid-size private energy companies. Our investment objective is to generate both current income and capital appreciation primarily through debt investments with certain equity components. We are a closed-end, non-diversified management investment company that has elected to be regulated as a BDC under the 1940 Act. In addition, for federal income tax purposes we operate so as to be treated as a RIC under the Code. We were organized as a Maryland corporation in July 2004 and completed our initial public offering on November 10, 2004.

A key focus area for our targeted investments in the energy industry is domestic upstream businesses that produce, develop, acquire and explore for oil and natural gas, or E&P companies. We also evaluate investment opportunities in such businesses as coal, power, energy services and mid-stream energy. Beginning in 2012, we are also seeking middle market investments within diversified industry sectors, including manufacturing, value-added distribution, business services, healthcare products and services, consumer services and select other sectors. Our investments generally range in size from $10 million to $40 million. However, we may invest more or less depending on market conditions and our Manager’s view of a particular investment opportunity. Our targeted investments primarily consist of debt instruments, including senior and subordinated loans combined in one facility, sometimes with an equity or property-based equity participation right component, and subordinated loans, sometimes with equity components. We may also invest in preferred stock and other equity securities on a stand-alone basis.

Our Manager

Our external Manager, NGP Investment Advisor, LP, conducts our operations pursuant to an investment advisory agreement. NGP and our Administrator own our Manager. NGP manages the Natural Gas Partners private equity funds, or the NGP Funds, which have specialized in providing equity capital to the energy industry since November 1988. Since inception, NGP has had over $9.5 billion of cumulative capital under management. Kenneth A. Hersh and David R. Albin, who serve on our Board of Directors, have directed the investment of the NGP Funds since the inception of the initial fund in 1988.

Our executive officers are Stephen K. Gardner, President and Chief Executive Officer; L. Scott Biar, Chief Financial Officer, Secretary, Treasurer and Chief Compliance Officer; and R. Kelly Plato, Senior Vice President and Chief Investment Officer. Together, they direct our Manager’s day-to-day operations. Prior to joining NGP Capital Resources Company in 2005, Mr. Gardner had over 18 years of experience in financial and transactional management in the oil and gas industry and has served as chief financial officer of both public and private energy companies. Mr. Biar has over 13 years of experience in senior financial management in both public and private companies, and 7 years of public accounting experience at an international accounting firm. Mr. Plato began his career as a petroleum engineer for an independent exploration, production and refining company, after which he has spent more than 12 years in the energy finance business.

Our Manager’s investment committee reviews and approves investment decisions by majority determination. Our Manager’s investment committee consists of Mr. Gardner, Mr. Plato, Mr. Hersh, our Board Chairman, and Richard L. Covington and William J. Quinn, each of whom is a senior NGP investment professional. Our Manager’s team of nine investment professionals supports the investment committee.

Our Investment Focus

We focus our investments primarily in the energy industry in companies that have an existing asset base or that will acquire assets that we expect to provide security for most of our investments. The energy industry broadly includes three sectors, generally categorized as follows:

•	Upstream — businesses that find, develop and extract energy resources, including natural gas, crude oil and coal from onshore and offshore geological reservoirs and companies that provide services to those businesses.

•	Midstream — businesses that gather, process, store and transmit energy resources and their byproducts in a form that is usable by wholesale power generation, utility, petrochemical, industrial and gasoline customers, including businesses that own pipelines, gas processing plants, liquefied natural gas facilities and other energy infrastructure.
•	Downstream — businesses that refine, market and distribute refined energy resources, such as customer-ready natural gas, propane and gasoline, to end-user customers; businesses engaged in the generation, transmission and distribution of power and electricity and businesses engaged in the production of alternative energy.

Within these broad sectors, our key area of focus is small and mid-size energy companies engaged in the upstream and midstream sectors. In addition, we selectively seek investment opportunities in certain segments of the downstream sector.

In addition, beginning in early 2012, we also seek opportunities to provide customized financing to middle market companies located in the United States, within diversified industry sectors, including manufacturing, value-added distribution, business services, healthcare products and services, consumer services and select other sectors.

Investment Structures

Our targeted investments primarily consist of:

•	debt instruments including senior and subordinated loans combined in one facility sometimes with an equity component, which we refer to as vertical loans;
•	subordinated loans; and
•	subordinated loans with equity components, which we refer to as mezzanine investments.

In many cases, we arrange to receive an equity participation interest in the properties, projects and/or companies that we finance as a part of our compensation for extending credit. These equity components may take a variety of forms. In many of our investments, we receive a property-based equity participation right. In addition, in certain investments, we may also receive a right to acquire equity securities of the borrowing company, such as a warrant or option, or we may receive a direct preferred equity interest or other similar participating interest in the company’s equity.

We also may invest a portion of our assets in loans to, or securities of, foreign companies. We will limit any such investments to less than 10% of our assets.

Investment Activity

Since commencing investment operations in November 2004 through March 31, 2012, we have invested $881.3 million in 40 portfolio companies, all energy-related, and received principal repayments, realizations and settlements of $721.2 million. Most of our current portfolio companies are E&P companies engaged in the acquisition, development and production of oil and natural gas properties in and along the Gulf Coast, in the state and federal waters of the Gulf of Mexico, Permian Basin, Mid-continent and Rocky Mountain areas. We have also had investments in a Kentucky-based coal mining company with mining operations in the Central Appalachian region of the United States (sold in July 2011), a highwall coal mining company in West Virginia and an alternative fuels and specialty chemicals company based in Quincy, Massachusetts.

Our Investment Approach

Our investment approach seeks attractive returns while attempting to limit the risk of potential losses. In the process of screening and evaluating potential investment opportunities, our Manager considers the following general criteria. However, we do not expect each prospective investment to meet all of these criteria.

•	Strong Management. We recognize the importance of strong, committed management teams to the success of an investment. We seek investments in companies with management teams that generally have strong technical, financial, managerial and operational capabilities and a competitive edge in certain aspects of their businesses, which may come from extensive experience and knowledge in certain geographical areas and/or superior technological or transactional capabilities.
•	Identified Properties with Development-Oriented Risk. Our investment philosophy places a premium on investments having strong underlying asset values established by engineering and technical analysis, rather than investments that rely solely on rising energy commodity prices, exploratory drilling success, government subsidies or factors beyond the control of a portfolio company. We focus on companies that have strong potential for enhancing asset value through factors within their control. Examples of these types of factors include operating cost reductions and revenue increases driven by improved operations of previously under-performing or under-exploited assets. These factors involve implementing engineering and operational plans to increase cash flow through such means as development drilling of upstream assets or optimizing the performance of underutilized midstream or downstream assets like pipelines, processing plants or power plants.
•	Collateral Security. The same types of assets secure most of our targeted investments that would secure traditional senior bank debt, in either a first or second lien position. However, in certain instances, we may make investments in our portfolio companies on an unsecured basis. In instances where we are providing subordinated debt only and there is senior debt provided by another party, we generally seek to obtain a second lien on the borrowing company’s assets behind that of the senior lender.
•	Capacity to Return Investment Principal. We perform financial sensitivity analyses when evaluating and structuring investments to analyze the effect of a confluence of unfavorable events on the investment’s ability to return investment principal. For an upstream transaction, these events might include poor reserve development coupled with falling commodity prices or higher than expected costs. We seek to make investments in which the return on, and the timing of the return of, our investment capital may be at risk, but not the return of our capital.
•	Exit Strategy. We seek to invest in companies that have multiple means of repayment of our investment, including: a steady stream of cash flow; the completion of asset development activities that allow a company to be able to refinance our facility, often with senior debt; or the sale of the portfolio company’s assets or the entire company.

Our Manager generally structures investments that have collateral coverage from the value of the underlying assets and from the cash flows of those assets. However, in some instances, the collateral coverage may not exceed the value of the underlying asset. We perform extensive due diligence, exercise discipline with respect to company valuations and institute appropriate structural protections in our investment agreements. We believe that our management team’s experience in utilizing fundamental engineering and technical analysis on energy assets and in dealing with the fundamental dynamics of the energy finance market and the middle market allows us to:

•	assess the engineering and technical aspects of the identified assets;
•	value the assets and associated cash flows that support our investments;
•	structure investments to increase the likelihood of full principal repayment and realization of yield and upside potential; and
•	assist our portfolio companies in implementing financial hedging strategies to mitigate the effects of events such as declines in energy commodity prices.

We believe that this approach enables our Manager to identify investment opportunities throughout economic cycles.

Investments

Once we have determined that a prospective portfolio company is suitable for investment, we work with the management of that company and its other capital providers, including other senior, junior and equity capital providers, if any, to structure an investment. We negotiate among these parties to agree on how we expect an investment to perform relative to the other capital in the portfolio company’s capital structure. Our primary consideration when structuring an investment is that the total return on our investments (including interest income, equity or other similar income and potential equity appreciation) appropriately compensates us for our risk. The investments that comprise the substantial majority of our portfolio generally fall within one of the following categories:

•    Vertical Loans — Combining Senior Secured Loans and Subordinated Loans with Equity Enhancements

These investments consist of a senior secured loan tranche and a subordinated loan tranche. The senior tranche produces a current cash yield and a first lien on cash flow producing assets typically secures the senior tranche. The subordinated loan tranche typically includes a current cash yield component coupled with a property-based equity participation right. In some cases, we may obtain a warrant or option in the company in addition to, or in lieu of, a property-based equity participation right. Generally, a second lien on the portfolio company’s assets secures the subordinate tranche. Additionally, these loans may have indirect asset coverage through a series of covenants that prohibit additional liens on the company’s assets, limit additional debt or require maintenance of minimum asset coverage ratios. Generally, these loans have a term of three to five years, but in many cases the portfolio company repays the loan before maturity. Additionally, in a number of these loans, there may be amortization of principal during the entire life of the loan.

We would typically make this type of loan to companies with assets that provide cash flow that is sufficient to support a typical senior secured debt facility but not sufficient to support the extra debt needed to acquire or develop non-cash flowing assets.

•    Stand-Alone Subordinated Loans

These investments typically consist of subordinated loans with relatively high, fixed interest rates. Generally, a subordinated lien on some or all of the assets of the portfolio company, or in some cases, a first priority lien on assets not otherwise securing senior debt of the borrower, collateralize these loans. Additionally, these loans may have indirect asset coverage through a series of covenants that prohibit additional liens senior to ours on the company’s assets, limit additional debt senior to ours or require maintenance of minimum asset coverage ratios.

We would typically make this type of loan to companies possessing assets that produce sufficient current cash flow and that have sufficient asset value to avoid the issuance of any equity rights that would be dilutive to the equity owners. For example, we could make such a loan to a company that needs to access capital to develop non-producing oil and natural gas reserves but that has sufficient cash flow from its other assets to provide for the payment of the higher recurring cash payments required by this type of instrument. However, in some instances these loans may have a lower interest rate and an equity participation to compensate us for the lower current income. Generally, these loans have a term of five to seven years, but in many cases the portfolio company repays the loan before maturity. Additionally, we may allow the deferral of amortization of principal to the later years of these loans or the loans or we may structure the loans as non-amortizing.

These investments should generally provide us with the highest amount of current income, but the least amount of capital gains, of any of the targeted investment structures.

•    Mezzanine Investments

These investments are generally in the form of combined senior and subordinated loans, subordinated loans, partnership or limited liability company investments or preferred equity, with a meaningful property-based equity participation right.

We would likely make these types of investments in companies with assets that do not produce sufficient current cash flow to amortize the principal throughout the life of a loan, but have sufficient collateral to support the investment. For example, we could make such an investment in a company that owns proved non-producing oil and natural gas reserves and requires capital to finance development drilling to initiate the production of the reserves and generate cash flow. Generally, these investments will have a term of three to seven years, but in many instances, the company repays the loan before maturity. Additionally, we would generally defer amortization of principal is to the later years of these investments or we may structure the investments as non-amortizing.

These investments should generally provide us with the least amount of current income, but the highest amount of capital gains, of any of the targeted investment structures.

•    Other Targeted Investments

We may also make investments in high grade bonds, high yield bonds, other securities of public energy companies that are not thinly traded, bridge loans, asset backed securities, financial guarantees, distressed debt, lease assets, commercial loans or private equity. In general, these investments will have character and structure similar to the other categories of targeted investments.

We seek to negotiate or otherwise participate in structures that protect our rights and manage our risk, while creating incentives for our portfolio companies to achieve their business plans and enhance their profitability. The typical structural elements that we seek to negotiate in connection with our investments are covenants that afford portfolio companies as much flexibility in managing their businesses as possible, while also seeking to preserve our invested capital. Such restrictions may include affirmative and negative covenants, collateral value covenants, default penalties, lien protection, change of control provisions and governance rights, including either board seats or observation rights.

While we may from time to time elect to offer co-investment opportunities to third parties, we expect to hold most of our investments to maturity or repayment. We will sell our investments earlier if circumstances warrant or if a liquidity event, such as the sale or recapitalization of a portfolio company, occurs.

Competitive Strengths

We believe we have the following competitive strengths:

•    Established Track Record

Because of the history, market presence, and long-term relationships that our investment team and NGP have developed with energy company management teams, we believe that we have established ourselves as a consistent and reliable capital provider to the energy industry. In 2012, our investment team has added senior personnel with significant experience and relationships with middle market companies outside the energy industry. Our Manager understands the risks associated with investing in these industries and has expertise in assessing and evaluating such risks. We focus on originating a substantial number of our investment opportunities, rather than investing as a participant in transactions originated by other firms, although we may participate in transactions originated by other firms from time to time.

•    Flexible Transaction Structuring Capabilities

We are not subject to many of the regulatory limitations that govern traditional lending institutions. As a result, we can provide speed of execution and flexibility in structuring investments and selecting the types of securities in which we invest. The members of our management team have substantial experience in pursuing investments that seek to balance the needs of energy and middle market company entrepreneurs with appropriate risk control.

•    Efficient Tax Structure

We operate our business so as to qualify as a RIC for federal tax purposes, so that we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. Thus, our stockholders will not be subject to double taxation on dividends, unlike investors in typical corporations. Furthermore, investors in our stock generally are not required to recognize UBTI unlike investors in public master limited partnerships.

Ongoing Relationships with Portfolio Companies

Once we have provided a financial commitment or investment in a portfolio company, we typically perform the following functions:

•    Monitoring

Our Manager monitors the development and financial trends of each portfolio company to determine progress relative to meeting the company’s development and business plans and to assess the strength and status of our investment and, if appropriate, institute necessary corrective actions. To accomplish this, we employ the following processes:

Meetings.  We meet with management regularly during each year.

Periodic Review and Analysis of Financial and Reserve Information.  We require monthly or quarterly financial and operating statements. Additionally, we require semi-annual reserve reports for E&P companies in our portfolio. We review and analyze this information as follows:

•	review monthly operations reports for compliance with approved budgets and asset development plans;
•	review quarterly financial performance for compliance with plans and covenants; and
•	for E&P companies in our portfolio, twice a year, upon receipt of reserve information, analyze our of reserve information and compare it to the approved asset development plan to assess the strength and status of our investment.

Periodic Review by Specialists.  Periodic reviews of the portfolio company and its assets by engineers, geologists, accountants, lawyers, investment bankers or other specialists are necessary from time to time.

Comparisons with Other Benchmark Companies.  We periodically compare the performance of the portfolio company to performance of similarly-sized companies with comparable assets and businesses to assess performance relative to peers.

Our Manager monitors the financial trends of each portfolio company to determine progress relative to meeting the company’s business plan and to assess the appropriate strategic and tactical courses of action for the company.

As part of the monitoring process, our Manager regularly assesses the risk profile of each of our investments. Our risk evaluation system assigns a numeric rating to each of our investments. The scale runs from 1 to 7, with 1 being the highest or best rating. We initially rate most of our investments as a 3 or 4. At that level, we believe that risk and return are properly proportioned and that there is essentially no significant risk of loss of capital for the investment. Any investment rated 5 or greater is on our “watch” list. These investments are performing below our initial expectations. A rating of 5 implies a higher level of watchfulness, but does not imply a probable risk of loss of capital. A rating of 6 or 7 means that the circumstances are such that we perceive that there exists risk of loss of some portion of the capital in that particular investment. Investments rated 1 or 2 have matured to the point that they are performing well and overall coverages are strengthening.

•    Managerial Assistance

As a BDC, we make available, and must provide upon request, significant managerial assistance to certain of our portfolio companies. This assistance may involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial consultation. Our officers (and to the extent permitted under the 1940 Act, our Manager) will provide such managerial assistance on our behalf to portfolio companies that request this assistance, recognizing that our involvement with each investment will vary based on factors including the size of the company, the nature of our investment, the company’s overall stage of development and our relative position in the capital structure. We expect to be a resource for advice in the following areas: developing strategic plans, designing capital structures, managing finite resources and identifying acquisitions.

Valuation Process

On a quarterly basis, the investment team of our Manager prepares fair value estimates for all of the assets in our portfolio utilizing the income approach and market approach in accordance with ASC 820 and presents them to our valuation committee. The valuation committee recommends its fair value estimates to our Board of Directors, which in good faith determines the final estimates of fair value for each investment. We record investments in securities for which market quotations are readily available at such market quotations in our financial statements as of the valuation date. For investments in securities for which market quotations are unavailable, or which have various degrees of trading restrictions, the investment team of our Manager prepares valuation analyses as generally described below.

•	Investment Team Valuation. The investment professionals of our Manager prepare initial fair value estimates for each investment.
•	Investment Team Valuation Documentation. The investment team documents and discusses its preliminary fair value estimates with senior management of our Manager.
•	Presentation to Valuation Committee. Senior management presents the valuation analyses and fair value estimates to the valuation committee of our Board of Directors.
•	Third Party Valuation Activity. The valuation committee and our Board of Directors, in their discretion, may retain an independent valuation firm to review any or all of the valuation analyses and fair value estimates provided by the investment team of our Manager. The valuation committee has not retained an independent valuation firm in connection with any fair value estimates during the three months ended March 31, 2012, or during the three-year period ended December 31, 2011.
•	Board of Directors and Valuation Committee. Our Board of Directors and valuation committee review and discuss the valuation analyses and fair value estimates provided by the investment team of our Manager and the analysis of the independent valuation firm, if applicable.
•	Final Valuation Determination. Our Board of Directors discusses the fair value estimates recommended by the valuation committee and determines the fair value of each investment in our portfolio, in good faith, based on the input of the investment team of our Manager, our valuation committee and the independent valuation firm, if any.

ASC 820 defines fair value as the price that a seller would receive for an asset or pay to transfer a liability in an orderly transaction between independent, knowledgeable and willing market participants at the measurement date. The fair value definition focuses on exit price in the principal, or most advantageous, market and prioritizes the use of observable market inputs over unobservable entity-specific inputs. We utilize both the market approach and the income approach in determining the estimated fair value of our investments, incorporating a variety of factors. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the estimated value indicated by current market expectations about those future amounts. The types of factors that we may take into account in estimating the fair value of our investments include, as relevant, the nature and realizable value of any collateral; the portfolio company’s enterprise value, historical and projected financial results, ability to make payments, net income, revenue, discounted cash flow and book value; the markets in which the portfolio company does business; comparison to a peer group of publicly traded securities; the size and scope of the portfolio company and its specific strengths and weaknesses; recent purchases or sales of securities by the portfolio company; recent offers to purchase the portfolio company; the estimated value of comparable securities; and other relevant factors.

We may also utilize an option pricing method, or OPM, in addition to our other valuation methods, to value the various preferred stock, common stock and warrants we have in portfolio companies with complex capital structures. The OPM treats preferred stock, common stock and warrants as call options on the enterprise value, with exercise prices based on liquidation preference of the preferred stock. The OPM commonly uses the Black-Scholes model to price the call option. The OPM considers the various terms of the stockholder agreements upon liquidation of the enterprise. In addition, the OPM implicitly considers the effect of the liquidation preference as of a future liquidation date, not as of the valuation date.

For the three months ended March 31, 2012, there has been no change to our valuation techniques and related inputs considered in the valuation process.

Competition

Historically, our primary competitors in this market have consisted of public and private investment funds, commercial and investment banks, and commercial finance companies. Although these competitors regularly provide finance products to energy companies similar to our targeted investments, a number of them focus on different aspects of this market. We also face competition from other firms that do not specialize in energy finance but which are substantially larger and have considerably greater financial and marketing resources than we have. Some of our competitors have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors have higher risk tolerances or different risk assessments, which allow them to consider a wider variety of investments and establish more portfolio relationships than we can. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC; nor are they subject to the requirements imposed on RICs by the Code. Nevertheless, we believe that the relationships of the senior professionals of our Manager and of the senior partners of NGP enable us to learn about, and compete effectively for, attractive investment opportunities.

Employees

We do not have any employees. Stephen K. Gardner, our President and Chief Executive Officer; L. Scott Biar, our Chief Financial Officer, Secretary, Treasurer and Chief Compliance Officer; and R. Kelly Plato, our Senior Vice President and Chief Investment Officer, comprise our senior management. Each of our officers also serves as an officer of our Manager and our Administrator. Our Manager and our Administrator conduct our day-to-day investment operations, and currently have a staff of 17 individuals, including 9 investment professionals.

Legal Proceedings

From time to time, we are involved in various legal proceedings arising in the normal course of business. While we cannot predict the outcome of these proceedings with certainty, we do not believe that an adverse result in any pending legal proceeding, individually or in the aggregate, would be material to our business, financial condition or cash flows.

PORTFOLIO COMPANIES

The following table sets forth certain information as of March 31, 2012, regarding each portfolio company in which we had a debt or equity investment (in thousands, except share amounts and percentages):

NGP CAPITAL RESOURCES COMPANY
PORTFOLIO COMPANIES
As of March 31, 2012
(In Thousands, Except Share Amounts and Percentages)

Name/Address of Portfolio Company	Industry Segment	Title of Security Held by the Company(1)	Percentage of Class Held	Fair Value(2)
Control Investments - Majority Owned (50% or more owned)
DeanLake Operator, LLC(11) c/o NGPC Asset Holdings II, LP 909 Fannin Ste 3800 Houston, TX 77010	Oil & Natural Gas Production and Development	Class A membership interests - entitled to 100% of distribution of DeanLake Operator, LLC	100.0%	$—
Rubicon Energy Partners, LLC(11) 801 Cherry Street, Suite 800, Unit 23 Fort Worth, TX 76102	Oil & Natural Gas Production and Development	4,000 LLC Units representing 50% ownership of the assets of Rubicon Energy Partners, LLC	50.0%	—
Affiliate Investments - (5% to 25% owned)
BioEnergy Holding, LLC(6) Two Batterymarch Park, Suite 301 Quincy, MA 02169-4801	Alternative Fuels and Specialty Chemicals	Senior Secured Notes (15%, due 3/06/2015)(4)		—
		BioEnergy Holding Units - 11.1% of outstanding units of BioEnergy Holdings, LLC	11.1%	—
		Myriant Corporation - 0.55% of outstanding common shares of Myriant Corporation	0.6%	706
		Myriant Corporation Warrants(8)		105
Bionol Clearfield, LLC(6) Two Batterymarch Park, Suite 301 Quincy, MA 02169-4801	Alternative Fuels and Specialty Chemicals	Senior Secured Tranche C 2nd Lien Term Loan (LIBOR + 7% cash, LIBOR + 9% default, due 9/06/2016)(4)		—
Resaca Exploitation Inc. 1331 Lamar, Suite 1450 Houston, TX 77010	Oil & Natural Gas Production and Development	Senior Unsecured Term Loan (9.5% cash or 12% PIK or 14% default, due on 12/31/2014)		11,629
		Common Stock (1,360,972 shares) - representing 6.56% of outstanding common stock of Resaca Exploitation Inc.(3)(9)	6.6%	900
		Warrants(12)		17
Non-affiliate Investments - (Less than 5% owned)
Anadarko Petroleum Corporation 2007-III Drilling Fund 1201 Lake Robbins Drive The Woodlands, TX 77380	Oil & Natural Gas Production and Development	After-Payout Net Profits Interest (25% of 3% NPI after 2/29/2012 loan repayment, expires 3/31/2015)		615
ATP Oil & Gas Corporation – III 4600 Post Oak Place, Suite 100 Houston, TX 77027	Oil & Natural Gas Production and Development	Limited Term Royalty Interest (13.2% annual interest, 14% IRR to pay-out)		22,499
BP Corporation North America, Inc. 201 Helios Way Houston, TX 77079	Oil & Natural Gas Production and Development	Put options to sell up to 141,376 Bbls of crude oil at a strike price of $65.00 per Bbl. 15 monthly contracts beginning on July 1, 2012 and expiring on September 30, 2013(3)		34
Black Pool Energy Partners, LLC 12012 Wickchester Lane Suite 140 Houston, TX 77079	Oil & Natural Gas Production and Development	Senior Secured Term Loan (The greater of 18% or LIBOR + 14% default, due 10/24/2011)(17)		11,700
		3% Overriding Royalty Interest		100
		Warrants(10)		—
Castex Energy Development Fund, LLC 333 Clay St. Ste 2000 Houston, TX 77002	Oil & Natural Gas Production and Development	Senior Secured Term Loan (The greater of 11.5% or LIBOR + 10.5%, due 12/31/2014)		27,500
		Castex Class B Units - 5%(15)		590

Name/Address of Portfolio Company	Industry Segment	Title of Security Held by the Company(1)	Percentage of Class Held	Fair Value(2)
Chroma Exploration & Production, Inc. 1010 Lamar, Suite 1700 Houston, TX 77002	Oil & Natural Gas Production and Development	11,595 Shares Series A Participating Convertible Preferred Stock(4)	9.5%	—
		10,589 Shares Series AA Participating Convertible Preferred Stock(4)	4.0%	190
		8.11 Shares Common Stock	0.0%	—
		Warrants(5)	4.0%	—
Globe BG, LLC 1 Penn Plaza, Ste. 4125 250 West 34th Street New York, NY 10119	Coal Production	Contingent earn-out related to July 2011 sale of royalty interests in Alden Resources(14)		3,370
GMX Resources, Inc.(3) One Benham Place, Suite 600 9400 North Broadway Oklahoma City, OK 73114	Oil & Natural Gas Production and Development	Senior Convertible Notes (5%, due 2/1/2013)(3)		9,385
Pallas Contour Mining, LLC 2005 Webster Road Summerville, WV 26651	Coal Mining	Senior Secured Term Loan (17% default, due 10/14/2015)(18)		11,161
Powder River Acquisitions, LLC 3165 E. Millrock Drive, Suite 500 Salt Lake City, UT 84121	Oil & Natural Gas Production and Development	Senior Secured Promissory Note (12%, due 6/15/2012)(16)		3,000
Southern Pacific Resources Corporation 1700, 205 5 Avenue SW Calgary, Alberta T2P2V7	Oil & Natural Gas Production and Development	Second Lien Term Loan (LIBOR + 8.5% with 2% LIBOR floor or Prime + 7.5% with 3% Prime floor, due 1/07/2016)		7,115
Spirit Resouces, LLC 801 Cherry Street, Suite 800, Unit 23 Fort Worth, TX 76102	Oil & Natural Gas Production and Development	Senior Secured Term Loan (The greater of 12% or LIBOR + 8%, due 4/27/2015)		13,050
		Warrants(13)	33.0%	600
Tammany Oil & Gas, LLC 20445 SH 249, Suite 200 Houston, TX 77070	Oil & Natural Gas Production and Development	Senior Secured Term Loan (The greater of 13% or LIBOR + 8%, due 9/30/2012)		4,933
		3.33% Overriding Royalty Interest		1,200
		Warrants(7)		1,450
				$131,849

(1)	All of our targeted investments are collateral for obligations under our Investment Facility. See Note 4 of Notes to Consolidated Financial Statements. All investments are in entities with primary operations in the United States of America. Percentages represent interest rates in effect at the end of the period and due dates represent the contractual maturity dates. Warrants, common stocks, units, commodity derivative instruments and earn-outs are non-income producing securities, unless otherwise stated.
(2)	Our Board of Directors determines, in good faith, the final estimates of fair value of our investments. Fair value estimates are determined using unobservable inputs (Level 3 hierarchy), unless otherwise stated.
(3)	Fair value estimate is determined using prices with observable market inputs (Level 2 hierarchy). See Note 8 of Notes to Consolidated Financial Statements.
(4)	Non-accrual status.
(5)	Chroma warrants expired without exercise on April 5, 2012 and provided us the right to purchase 2,462 shares of common stock at a purchase price of $75.00 per share.
(6)	BioEnergy Holdings, LLC owns 100% of Bionol Clearfield, LLC. In July 2011, both entities filed for protection under Chapter 7 of the U.S. Bankruptcy Code.
(7)	Tammany Oil & Gas, LLC warrants expire five years after repayment of principal and interest and provide us the right to purchase approximately 5% of membership shares at the exercise price of approximately $17.61 per share.
(8)	Myriant Corporation warrants expire on August 15, 2015 and provide us the right to purchase 32,680 shares of Myriant Corporation at a purchase price of $10.00 per share.

(9)	Resaca Exploitation, Inc. stock is listed on the Alternative Investment Market of the London Stock Exchange, denominated in British pounds beginning March 19, 2012, and its reported fair value at March 31, 2012 has been converted to U.S. dollars.
(10)	Black Pool warrants expire seven years after repayment of principal and interest and provide us the right to purchase 25% of membership interest at the exercise price of $0.01 per unit.
(11)	Assets of this portfolio company have been sold. The legal entity, in which we retain an equity interest, is in the process of dissolution.
(12)	Resaca Exploitation, Inc. warrants expire 10 business days following termination of the credit agreement and entitle us to purchase up to 2,420,000 shares of Resaca common stock at a purchase price of $1.92 per share.
(13)	Spirit Resources, LLC penny warrants expire five years after repayment of principal and interest and entitle us to acquire 33% of the Units of Membership Interest.
(14)	Contingent payment of up to $6.8 million is dependent upon Alden Resources, LLC’s ability to achieve certain sales volume and operating efficiency levels during the three year period ending July 2014.
(15)	Lenders were granted 10% (5% net to NGPC) of the LP interest in Castex Energy Development Fund via Class B LP units that will become effective at the earlier of maturity or a liquidity event in which the Castex Energy Development Fund assets are sold.
(16)	We issued a written notice of default on September 30, 2011 and filed suit against Powder River Acquisitions, LLC (“Powder River”) and an individual guarantor for failure to pay principal and interest when due. In March 2012, we entered into a Forbearance Agreement with Powder River and the guarantor, extending maturity to June 15, 2012 in exchange for payment of all past due interest and reimbursement of our legal fees. This Forbearance Agreement has been extended to August 15, 2012 for an additional fee.
(17)	The Term Loan to Black Pool Energy Partners, LLC matured on October 24, 2011 without repayment. We are currently negotiating with Black Pool toward a potential restructuring of the Term Loan.
(18)	In January 2012, Pallas Contour violated a financial covenant under its Senior Secured Term Loan. Beginning February 1, 2012, the applicable interest rate under the loan is 17% as long as the covenant violation persists.
(19)	In March 2012, Resaca received a default notice from the agent for its Senior Unsecured Term Loan, regarding the violation of two financial covenants. Beginning March 2, 2012, the applicable interest rate under this loan is 14% as long as the covenant violation persists.

Description of Significant Portfolio Companies

Below is a brief description of each of our portfolio companies that represent 5% or more of our investment portfolio as of March 31, 2012.

Castex Energy Development Fund, LP — Houston, Texas-based private oil and gas company with assets onshore in the Gulf Coast area and in the shallow waters of the Gulf of Mexico.

ATP Oil & Gas Corporation — Houston, Texas-based publicly traded exploration and production company with assets in the Gulf of Mexico and the North Sea.

Spirit Resources, LLC — Fort Worth, Texas-based private exploration and production company formed to acquire, operate, exploit and develop mature oil properties such as those targeted in the San Andres formation in Pecos County, Texas.

Resaca Exploitation, Inc. — Houston, Texas-based publicly traded oil and gas company with operations in west Texas and southeast New Mexico. Its equity is traded on the Alternative Investment Market of the London Stock Exchange.

Black Pool Energy Partners, LLC — Houston, Texas-based private oil and gas production company with operations in south Louisiana and offshore Gulf of Mexico.

Pallas Contour Mining, LLC — West Virginia-based private coal mining company, performing contract highwall mining in the Central Appalachia region.

GMX Resources, Inc. — Oklahoma City, Oklahoma-based publicly traded independent oil and natural gas exploration and production company primarily focused on development in oil shale resources, including the Williston Basin in North Dakota/Montana and the Denver Julesberg Basin in Wyoming. GMX also holds interests in natural gas resources in the Haynesville/Bossier shale formation and the Cotton Valley Sands in East Texas.

Tammany Oil & Gas, LLC — Houston, Texas-based private production company engaged in the production and exploitation of crude oil and natural gas from properties located in the Gulf of Mexico, offshore Louisiana and Texas.

Southern Pacific Resources — Calgary, Canada-based publicly traded resource corporation engaged in the acquisition and development of heavy oil and bitumen with a focus on thermal extraction in situ oil sand projects in the Western Canadian Sedimentary Basin.

MANAGEMENT

Our business and affairs are managed under the direction of our Board of Directors. Our Board of Directors consists of five members, three of whom are not “interested persons” of NGP Capital Resources Company as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Our Board of Directors elects our officers, who serve at the discretion of the Board of Directors.

Board of Directors

Under our charter, our Board of Directors is divided into three classes, which we refer to as Class I, Class II and Class III directors. Each class of directors holds office for a three-year term. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

Directors

Information regarding our current interested and independent directors is as follows:

Name	Age	Position	Director Since	Expiration of Term
Interested directors
Kenneth A. Hersh	49	Chairman of the Board and Director	2004	2013
David R. Albin	53	Director	2004	2014
Independent directors
Edward W. Blessing	75	Director	2004	2014
Lon C. Kile	57	Director	2008	2014
James R. Latimer, III	66	Director	2004	2013

The address for each director is c/o NGP Capital Resources Company, 909 Fannin, Suite 3800, Houston, Texas 77010.

Executive officers who are not directors

Information regarding our executive officers who are not directors is as follows:

Name	Age	Position
Stephen K. Gardner	52	President and Chief Executive Officer
L. Scott Biar	49	Chief Financial Officer, Secretary, Treasurer and Chief Compliance Officer
R. Kelly Plato	42	Senior Vice President and Chief Investment Officer

The address for each executive officer is c/o NGP Capital Resources Company, 909 Fannin, Suite 3800, Houston, Texas 77010.

Biographical Information

Directors

Our directors are divided into two groups — independent directors and interested directors. Interested directors are “interested persons” as defined in the 1940 Act.

Interested Directors

Kenneth A. Hersh.  Mr. Hersh is Chairman of our Board of Directors and a member of our Manager’s investment committee. He is Chief Executive Officer of NGP, having been involved with the Natural Gas Partners investment funds since the inception of the initial fund in 1988. Mr. Hersh leads NGP from its principal office in Irving, Texas, and is responsible for managing the investment portfolios of the NGP funds and their investment sourcing and monitoring. Prior to joining NGP, Mr. Hersh was employed by the energy group within Morgan Stanley & Company’s investment banking division, where he specialized in oil and natural gas financing and merger and acquisition transactions. Mr. Hersh serves on the boards of directors of each of the general partners of Energy Transfer Partners, L.P., Energy Transfer Equity, L.P. and Eagle Rock Energy Partners, L.P. and on the boards of numerous private oil and natural gas companies. He graduated with a B.A., magna cum laude, from Princeton University in 1985 and an M.B.A. from Stanford University in 1989.

David R. Albin.  Mr. Albin is a Director of NGP, having been involved with the Natural Gas Partners investment funds since the inception of the initial fund in 1988. Prior to joining NGP, Mr. Albin was a partner in the Bass Investment Limited Partnership. Prior to that time, Mr. Albin was a member of the oil and gas group in the investment banking division of Goldman, Sachs & Co. Mr. Albin serves on the board of directors of Energy Transfer Partners, L.P. and Energy Transfer Equity, L.P. and on the boards of numerous private oil and natural gas companies. He graduated with a B.S. in Physics in 1981 and an M.B.A. in 1985, both from Stanford University.

Independent Directors

Edward W. Blessing.  Mr. Blessing is the Managing Director and founder of Blessing Petroleum Group, LLC which advises and assists in the implementation of energy-related natural resource projects. Mr. Blessing has been involved with the firm since its formation in 1989. Prior to that time, Mr. Blessing led the formation of Dallas-based Strategic Petroleum Inc., where he served as a director and chief executive officer. During the 1980s, Mr. Blessing led Blessing Petroleum Corporation, an independent oil and gas firm located in Oklahoma City. He served as executive vice president and director of Oklahoma Oil and Gas Company from 1978 to 1980. During the early 1970s, Mr. Blessing served in various capacities within the natural resource venture capital industry. Prior to that time, Mr. Blessing served as a consultant with McKinsey & Company, Inc. in the company’s New York, Los Angeles and San Francisco offices. Mr. Blessing is active in energy industry and community affairs, including serving as a board member for non-profit companies. He was recently selected to serve as Co-Chairman of the Executive Committee for the newly established BENS (Business Executives for National Security) Energy Council in Washington, DC. This council serves to improve American energy security through the education and evaluation of federal government policies by providing security policymakers with private-business expertise in the energy industry. Mr. Blessing graduated with a B.A. in Political Science and Economics from San Diego State University in 1960 and an M.B.A. from Harvard University in 1965.

Lon C. Kile.  Mr. Kile has been active in the energy industry for over 30 years. He retired as the Chief Financial Officer of Energy Transfer Company (now Energy Transfer Partners, L.P. and Energy Transfer Equity, L.P.) in 2004. Prior to Energy Transfer, he served as Director, President and Chief Operating Officer of Prize Energy Corp. from 1999 – 2002. Before Prize, Mr. Kile was an Executive Vice President with Pioneer Natural Resources Company. During his fourteen year history with Pioneer and its predecessor, Parker and Parsley Petroleum Company, he served in numerous financial and operating positions. Prior to 1985, Mr. Kile worked at Arthur Young & Co. (now Ernst & Young LLP). Mr. Kile graduated with a B.B.A. in Accounting from Oklahoma State University.

James R. Latimer, III.  Mr. Latimer has headed Explore Horizons, Incorporated, a privately held exploration and production company based in Dallas, Texas, since 1993. He is also a Managing Director of Blackhill Partners LLC, a Dallas-based financial advisory firm serving clients in the energy and technology businesses. Currently, Mr. Latimer is serving as Chief Executive Officer of Cano Petroleum, Inc. (OTC: CANO). Previously, Mr. Latimer was co-head of the regional office of what is now Prudential Financial, Inc. He was a director of Prize Energy and its audit committee chairman from October 2000 until its acquisition by Magnum Hunter Resources in March 2002, and he continued as a director and the audit committee chairman of Magnum Hunter until October 2004. Mr. Latimer has been a director of Enron Creditors Recovery Corporation, f/k/a Enron Corporation, since 2004 and is a director of Energy Partners, Ltd. (NYSE: EPL), Cano Petroleum, Inc. and Cinco Resources, Inc. In addition, Mr. Latimer’s prior experience includes senior executive positions with several private energy companies, consulting with the firm of McKinsey & Co., service as an officer in the United States Army Signal Corps and several corporate directorships. Mr. Latimer graduated with a B.A. in Economics from Yale University in 1968 and an M.B.A. from Harvard University in 1970. He has received the Chartered Financial Analyst and Certified Public Accountant designations.

Our Manager

Management Team

Stephen K. Gardner.  Mr. Gardner is our President and Chief Executive Officer. He has over 18 years experience in financial and transactional management in the oil and gas industry. From September 2002 to May 2004, he was Chief Financial Officer of Dunhill Resources, Inc., a private-held oil and natural gas production company, which hired him to address its over-levered financial condition. Prior to September 2002, Mr. Gardner served as president of a private construction firm and as Chief Financial Officer of Mesa, Inc., the predecessor to Pioneer Natural Resources. He graduated with a B.A. in Economics from Southwestern University in 1982 and an M.A. in Economics from Columbia University in 1985. Mr. Gardner also serves as the President and Chief Executive Officer, Chief Financial Officer, Secretary and Treasurer of our Manager and our Administrator.

L. Scott Biar.  Mr. Biar is our Chief Financial Officer, Secretary, Treasurer and Chief Compliance Officer. He has over 13 years of experience in financial management in both private and public companies. He previously served as Controller & Chief Accounting Officer of Stewart & Stevenson Services, Inc. from 2002 through 2006, as Chief Financial Officer, Treasurer and Controller of Stewart & Stevenson Services, Inc. in 2006, and as Vice President and Controller of BJ Services Company from 2007 through 2010. He graduated with a B.B.A. in Accounting from Texas A&M University in 1985. Mr. Biar also serves as the Chief Financial Officer, Secretary and Treasurer of our Manager and our Administrator.

R. Kelly Plato.  Mr. Plato is our Senior Vice President and Managing Director. He has over 14 years of investment management, corporate finance, engineering and general management experience in the energy industry. He serves on the governing boards of two of our portfolio companies: Rubicon Energy Partners, LLC and DeanLake Operator, LLC. From March 2003 to February 2005, he was a partner of Odyssey Energy Capital, LP, a private capital provider to the energy industry and successor to Mirant Americas Energy Capital, LP. He graduated with a B.S. in Petroleum Engineering from Texas A&M University in 1992 and a J.D. from South Texas College of Law in 1996. Mr. Plato also serves as the Managing Director and Senior Vice President of our Manager and our Administrator.

Portfolio Management

The management of our investment portfolio is the responsibility of our Manager and its Investment Committee, which currently consists of Stephen K. Gardner, R. Kelly Plato, Kenneth A. Hersh, William J. Quinn and Richard L. Covington, whom we consider to be our portfolio managers. A majority of the members of our Manager’s Investment Committee must approve each new investment that we make. The members of our Manager’s Investment Committee are not employed by us, and receive no compensation from us in connection with their portfolio management activities. Messrs. Hersh, Quinn and Covington, through their respective affiliations with our Manager and our Administrator, are entitled to a portion of any investment advisory and administrative fees paid by us.

Because our Manager currently provides portfolio management services only to us, we do not believe there are any conflicts of interests with respect to our Manager’s management of our portfolio on the one hand, and the management of other accounts or investment vehicles by our Manager on the other.

Investment Committee

The members of our Manager’s investment committee are Messrs. Hersh, Gardner and Plato and Richard L. Covington and William J. Quinn.

Richard L. Covington.  Mr. Covington, 54, is the Chief Operating Officer and an Executive Vice President of NGP. Mr. Covington joined NGP in 1997. Prior to joining NGP, Mr. Covington was a senior shareholder at the law firm of Thompson & Knight, LLP, in Dallas, Texas. At Thompson & Knight, Mr. Covington’s practice concentrated in corporate and finance transactions, and, beginning in 1989, he served as the primary legal representative on most of NGP’s investments. Mr. Covington serves on the boards of numerous private energy companies. He graduated from Southern Methodist University with a B.B.A. degree, magna cum laude, in 1980 and a J.D. in 1983.

William J. Quinn.  Mr. Quinn, 41, is an Executive Vice President of NGP. Mr. Quinn rejoined NGP in 1998, after obtaining his M.B.A., having previously been an associate from 1995 to 1996. Prior to joining NGP in 1995, Mr. Quinn was an analyst in the investment banking divisions of Bear Stearns & Co. and BT Securities Corporation. Mr. Quinn serves on the board of Eagle Rock Energy Partners, L.P. and numerous private energy companies. He graduated with a B.S.E. in Finance in 1992 from the Wharton School of Business at the University of Pennsylvania and an M.B.A. from Stanford University in 1998.

Our Manager’s investment decisions are reviewed and approved (by majority determination) by its investment committee prior to consummation, except in situations in which a prospective investment involves a potential conflict of interest with our Manager or its affiliates, in which case our independent directors review the investment decision for us.

The table below shows the dollar range of shares of common stock owned by each of the above-listed investment personnel and each of our officers as of August 1, 2012.

Name of Director	Dollar Range of Equity Securities in NGP Capital Resources Company(1)(2)(3)
Interested Directors
Kenneth A. Hersh	over $1,000,000
David R. Albin	over $1,000,000
Independent Directors
Edward W. Blessing	$50,001 – $100,000
Lon C. Kile	$50,001 – $100,000
James R. Latimer, III(4)	$10,001 – $ 50,000
Investment Committee
Richard L. Covington	$100,001 – $500,000
William J. Quinn	$ 10,001 – $ 50,000
Executive Officers
Stephen K. Gardner	$100,001 – $500,000
L. Scott Biar	$100,001 – $500,000
R. Kelly Plato	$100,001 – $500,000

(1)	Dollar ranges are as follows: none; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; $100,001 – $500,000; $500,001 – $1,000,000; or over $1,000,000.
(2)	Beneficial ownership determined in accordance with Rule 16a-1(a)(2) under the Exchange Act. Unless known otherwise by us, the beneficial ownership information is based on the most recent Form 3, Form 4 or Form 5.
(3)	The dollar range of the equity securities beneficially owned is calculated by multiplying the closing price of the common stock reported on The NASDAQ Global Market as of August 1, 2012, times the number of shares.
(4)	2,000 shares are held by the Latimer Companies Trust, the holdings of which Mr. Latimer is deemed to beneficially own.

Committees of the Board of Directors

Audit Committee

The members of the audit committee are Messrs. Blessing, Kile and Latimer, each of whom is independent for purposes of the 1940 Act and The NASDAQ Global Select Market corporate governance rules. The audit committee is responsible for approving our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls.

Valuation Committee

The members of the valuation committee are Messrs. Hersh and Latimer. The valuation committee is responsible for aiding our Board of Directors in fair value pricing debt and equity securities that are not publicly traded or for which current market values are not readily available. The valuation committee will, from time to time, retain an independent valuation firm to help them on a selective basis in making fair value determinations.

Compensation Committee

The members of the compensation committee are Messrs. Blessing, Kile and Latimer, each of whom is independent for purposes of the 1940 Act and The NASDAQ Global Select Market corporate governance rules. The compensation committee is responsible for, among other things, approving the calculation of the management fee payable to our Manager under the terms of our Investment Advisory Agreement.

Nominating and Corporate Governance Committee

The members of the nominating and corporate governance committee are Messrs. Blessing, Kile and Latimer, each of whom is independent for purposes of the 1940 Act and The NASDAQ Global Select Market corporate governance rules. The nominating and corporate governance committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on our Board of Directors or a committee thereof, developing and recommending to the Board of Directors a set of corporate governance principles and overseeing the evaluation of the Board of Directors and our management.

The nominating and corporate governance committee considers candidates for board membership suggested by its members and other board members, as well as management and stockholders. A stockholder who wishes to recommend a prospective nominee for the board should notify the Corporate Secretary in writing in care of NGP Capital Resources Company, 909 Fannin, Suite 3800, Houston, Texas 77010. To be considered by the committee, stockholder nominations must comply with the advance notice provisions of our bylaws and must be accompanied by a description of the qualifications of the proposed candidate and proof of such stockholder’s beneficial ownership of shares of our common stock. The committee will also consider whether to nominate any person nominated by a stockholder pursuant to the provisions of our bylaws relating to stockholder nominations as described in “Description of Our Capital Stock — Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals.” Nominees for director who are recommended by stockholders will be evaluated in the same manner as any other nominee for director.

Meetings

Our Board of Directors held eight formal meetings during 2011. The audit committee held five formal meetings during 2011, the valuation committee held seven formal meetings during 2011, the compensation committee held two formal meetings during 2011 and the nominating and corporate governance committee held two formal meetings during 2011. During 2011, each director attended at least 75% of all meetings held by our Board of Directors or the committees of the board on which he serves.

Compensation Discussion and Analysis

Our executive officers do not receive any direct compensation from us. We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of our Manager, and our Administrator pursuant to the terms of our Investment Advisory Agreement and our Administration Agreement. Each of our executive officers is an employee of our Administrator. Our Manager and our Administrator conduct our day-to-day investment operations and currently have a staff of 17 individuals, including 9 investment professionals. Most of the services necessary for the origination and administration of our investment portfolio are provided by investment professionals employed by our Administrator. In addition, we reimburse our Administrator for our allocable portion of expenses incurred by it in performing its obligations under the Administration Agreement, including our allocable portion of the cost of our officers and their respective staffs.

Messrs. Hersh, Albin, Quinn and Covington, through their direct and indirect ownership interests in our Manager and/or our Administrator are entitled to a portion of any profits earned by such entities, which includes any fees payable to such entities under the terms of our Investment Advisory Agreement and our Administration Agreement. Messrs. Hersh, Albin, Quinn and Covington do not receive any additional compensation from our Manager or our Administrator in connection with the management of our portfolio. The compensation paid by our Manager and our Administrator to their other investment personnel includes: (i) annual base salary; (ii) annual cash bonus; (iii) portfolio-based performance award; and (iv) individual performance award and/or individual performance bonus.

Compensation of Directors and Executive Officers

The following table shows information regarding the compensation received by the directors, none of which is an employee of the Company, for the fiscal year ending December 31, 2011 and for our Chief Executive Officer, our Chief Financial Officer and our one other most highly compensated executive officer for the Company’s three most recent full fiscal years.

Name and Principal Position	Year	Fees Earned or Paid in Cash	All Other Compensation(2)	Total
Independent directors(1)
Edward W. Blessing	2011	$80,000	—	$80,000
Lon C. Kile	2011	$80,000	—	$80,000
James R. Latimer, III	2011	$85,000	—	$85,000
Interested directors(3)
Kenneth A. Hersh	2011	—	—	—
David R. Albin	2011	—	—	—
Executive officers(4)
John H. Homier(5)	2011	—	—	—
President, Chief Executive Officer	2010	—	—	—
and Chief Compliance Officer	2009	—	—	—
Stephen K. Gardner(6)	2011	—	—	—
Chief Financial Officer, Secretary	2010	—	—	—
and Treasurer	2009	—	—	—
L. Scott Biar(6)	2011	—	—	—
Chief Financial Officer, Secretary	2010	N/A
and Treasurer	2009	N/A
R. Kelly Plato	2011	—	—	—
Senior Vice President	2010	—	—	—
	2009	—	—	—

(1)	For a discussion of the independent directors’ compensation, see below.
(2)	We do not have a profit sharing or retirement plan, and directors and officers do not receive any pension or retirement benefits.
(3)	No compensation is paid by the Company to directors who are or are being treated as “interested persons.”
(4)	Our executive officers do not receive any direct compensation from us.
(5)	Effective February 16, 2011, Mr. Homier departed the Company and no longer serves as an executive officer of the Company.
(6)	Effective February 16, 2011, Mr. Gardner was promoted to serve as Chief Executive Officer and President of the Company. Mr. Gardner continued to also serve as Chief Financial Officer, Secretary and Treasurer of the Company until Mr. Biar’s appointment to those positions in June 2011.

During 2012, each director who is not an officer will receive an annual fee of $75,000 and reimbursement for all out-of-pocket expenses relating to attendance at such meetings. In addition, the Chairman of the audit committee receives an annual fee of $10,000 in quarterly payments, and each chairman of any other committee will receive an annual fee of $5,000 in quarterly payments. The independent directors do not receive any additional compensation from us or our portfolio companies for any additional services rendered. Each director who is not an officer is also provided an allowance of up to $10,000 to be used for professional training purposes. The directors who were not officers were paid an aggregate of $245,000 as compensation for the year ended December 31, 2011, representing the annual fees for the year served in 2011.

Investment Advisory Agreement

Management Services

Our Manager manages our investments and business pursuant to an Investment Advisory Agreement. Subject to the overall supervision of our Board of Directors, our Manager acts as investment adviser to us and manages the investment and reinvestment of our assets in accordance with our investment objectives and policies. Under the terms of the Investment Advisory Agreement, our Manager provides any and all management and investment advisory services necessary for the operation and conduct of our business and:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;
•	identifies, evaluates and negotiates the structure of our investments;
•	monitors the performance of, and manages our investments,
•	determines the securities and other assets that we purchase, retain or sell and the terms on which any such securities are purchased and sold;
•	arranges for the disposition of our investments;
•	recommends to our Board of Directors the fair value of our investments that are not publicly traded debt or equity securities based on our valuation guidelines;
•	votes proxies in accordance with the proxy voting policy and procedures adopted by our Manager; and
•	provides us with such other investment advice, research and related services as our Board of Directors may, from time to time, reasonably require for the investment of our assets.

Our Manager’s services under the Investment Advisory Agreement are not required to be exclusive, and it is free to furnish the same or similar services to other entities, including businesses which may directly or indirectly compete with us for particular investments, so long as its services to others do not impair its services to us. Under the Investment Advisory Agreement and to the extent permitted by the 1940 Act, our Manager also provides on our behalf significant managerial assistance to those portfolio companies to which we are required to provide such assistance under the 1940 Act and who require such assistance from us.

Management Fee

Pursuant to the Investment Advisory Agreement, we pay our Manager a fee for management services consisting of two components-a base management fee and an incentive fee.

Under the Investment Advisory Agreement, the base management fee is calculated quarterly as 0.45% of the average value of our total assets as of the end of the two previous quarters, and is payable quarterly in arrears. For the years ended December 31, 2011, 2010, 2009, 2008, 2007, 2006 and 2005, and the period November 9, 2004 (commencement of operations) through December 31, 2004, we paid our Manager base management fees of $5,110,356, $5,549,182, $6,437,648, $7,599,298, $6,460,452, $4,721,893, $3,669,518 and $452,676, respectively. Of the $1,189,769 management and incentive fee payable to our Manager as of December 31, 2011, $1,159,466 was the base management fee for the quarter ended December 31, 2011.

The incentive fee consists of two parts. The first part, which is calculated and payable quarterly in arrears, equals 20% of the excess, if any, of our net investment income for the quarter that exceeds a quarterly hurdle rate equal to 2% (8% annualized) of our net assets. Our incentive fee does not have a “catch-up feature” component.

For this purpose, net investment income means interest income, dividend income and any other income (including any other fees, such as commitment, origination, syndication, structuring, diligence, monitoring and consulting fees or other fees that we receive from portfolio companies) accrued during the fiscal quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the administration agreement, any interest expense and dividends paid on issued and outstanding preferred stock, if any, but excluding the incentive fee). Accordingly, we may pay an incentive fee based partly on accrued interest, the collection of which is uncertain or deferred. Net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash. Net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

The investment income incentive fees earned during the calendar years 2011, 2007 and 2006 were $311,323, $101,610 and $15,834, respectively. No investment income incentive fees were earned during the calendar years ended 2010, 2009, 2008 and 2005. The incentive fees due in any fiscal quarter thereafter will be calculated as follows:

•	no incentive fee in any fiscal quarter in which our net investment income does not exceed the hurdle rate.
•	20% of the amount of our net investment income, if any, that exceeds the hurdle rate.

These calculations will be appropriately pro rated for any period of less than three months.

The second part of the incentive fee, referred to as the Capital Gains Fee, is determined and payable in arrears as of the end of each fiscal year (or upon termination of the investment advisory agreement, as of the termination date), and equals (1) 20% of (a) our net realized capital gain (realized capital gains less realized capital losses) on a cumulative basis from the closing date of our initial public offering to the end of such fiscal year, less (b) any unrealized capital depreciation at the end of such fiscal year, less (2) the aggregate amount of all Capital Gains Fees paid to our Manager in prior fiscal years. No capital gains incentive fees were earned for the calendar years 2011, 2010, 2009 and 2008, and capital gains incentive fees earned for the calendar years 2007, 2006 and 2005 were $333,767, $0 and $29,655, respectively.

Realized capital gains on a security are calculated as the excess of the net amount realized from the sale or other disposition of such security over the original cost for the security. Realized capital losses on a security are calculated as the amount by which the net amount realized from the sale or other disposition of such security is less than the original cost of such security. Unrealized capital depreciation on a security is calculated as the amount by which our original cost of such security exceeds the fair value of such security at the end of a fiscal year. All period-end valuations are determined by us in accordance with GAAP and the 1940 Act.

Our Manager has agreed that, to the extent permissible under federal securities laws and regulations, including Regulation M, it will utilize 30% of the fees it receives from the capital gains portion of the incentive fee (up to a maximum of $5 million in the aggregate) to purchase shares of our common stock in open market purchases through an independent trustee or agent. Any sales of such stock will comply with any applicable six-month holding period under Section 16(b) of the Securities Act and all other restrictions contained in any law or regulation, to the fullest extent applicable to any such sale. Any change in this voluntary agreement will not be implemented without at least 90 days’ prior notice to stockholders and compliance with all applicable laws and regulations.

Examples of Incentive Fee Calculation

Investment Income Related Portion of Incentive Fee:

Summary

Set forth below are two examples of the calculation of the quarterly income-related incentive fee, which are summarized in the following table:

	Example 1	Example 2
Net investment income for fiscal quarter	Less than hurdle rate	Exceeds the hurdle rate
Result	No incentive fee	Incentive fee paid totals less than 20% of net investment income

Assumptions and Descriptions

Hurdle rate of return	2.00%
Incentive fee rate	20.0%
Management fee	0.45%	0.45% quarterly base management fee
Other expenses	0.25%	Administration Agreement payments, legal, interest expense, accounting, custodian, transfer agent, etc. Note that 0.25% is an estimate for purposes of this example. Our actual other quarterly expenses may be higher or lower.

Investment income includes interest, dividends and fees (see “Management — Investment Advisory Agreement — Management Fee”) for the fiscal quarter and is expressed as a rate of return on the value of our net assets at the end of the immediately preceding fiscal quarter. Net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

Investment Income

	Example 1	Example 2
Hypothetical investment income	2.20%	3.20%
Less: Management fee	0.45%	0.45%
Less: Other expenses	0.25%	0.25%
Net investment income	1.50%	2.50%

Investment Income Portion of Incentive Fee Calculation

	Example 1	Example 2
Does income exceed hurdle rate?
Net investment income	1.50%	2.50%
Less: Hurdle rate	2.00%	2.00%
Amount in excess of hurdle rate	0.00%	0.50%
Multiplied by incentive fee rate	20.00%	20.00%
Total investment income portion of incentive fee	0.00%	0.10%

Capital Gains Portion of Incentive Fee:

Summary

The hypothetical amounts of realized capital gains, realized capital losses and the change in unrealized capital depreciation in the following example are shown as percentages of net asset value.

Assumptions and Descriptions

Year-end 1 — no realized capital gains, 1% realized capital losses, and 2% unrealized capital depreciation at year end

Year-end 2 — 6% cumulative realized capital gains, 1% additional realized capital losses and 1% unrealized capital depreciation at year end

Year-end 3 — 10% cumulative realized capital gains, 1% additional realized capital losses and 2% unrealized capital depreciation at year end

Capital gains portion of incentive fee = 20% x (cumulative realized capital gains - (cumulative realized capital losses + unrealized capital depreciation at year end)) - the aggregate amount of incentive fees paid in prior years

Year 1 capital gains portion of incentive fee	= [20% x (0% - (1% + 2%))] — 0%
= [20% x (-3%)] — 0%
= -0.6%
= no incentive fee
Year 2 capital gains portion of incentive fee	= [20% x (6% - (2% + 1%))] — 0%
= [20% x 3%] — 0%
= 0.6%
Year 3 capital gains portion of incentive fee	= [(20% x (10% - (3% + 2%))] — 0.6%
= [20% x 5%] — 0.6%
= 1% - 0.6%
= 0.4%

Payment of Our Expenses

All investment professionals of our management team and their respective staffs, when and to the extent engaged in providing management and investment advisory services necessary for the operation and conduct of our business, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by our manager.

We bear all other costs and expenses of our operations and transactions, including those relating to:

•	the organization of the company;
•	calculating our net asset value on a regular basis (including the cost and expenses of any independent valuation firm);
•	the acquisition and disposition of our investments, including all costs and fees incident to the identification, selection and investigation of prospective portfolio companies, including associated due diligence expenses such as travel expenses and professional fees;
•	brokerage and commission expense and other transaction costs incident to the acquisition and disposition of investments;
•	expenses incurred by our Manager, our Administrator or us payable to third parties, including agents or consultants, related to, or associated with, providing administrative oversight of our financial and legal affairs and our investments and performing due diligence on our prospective portfolio companies;
•	interest charges and other fees payable on our debt, if any, incurred to finance our investments or otherwise in the operation of our business;
•	subsequent offerings of our common stock or other securities;
•	investment advisory and management fees;
•	payments under our Administration Agreement, including direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff, stationary, supplies and all other expenses incurred by us or our Administrator in connection with administering our business;
•	fees payable to third parties, including agents or consultants, relating to, or associated with, evaluating and making investments;
•	legal and auditing fees (including litigation fees);
•	trade organization expenses;

•	transfer agent and custodial and dividend disbursement fees;
•	providing significant managerial assistance offered to and accepted by our portfolio companies;
•	registration fees;
•	listing fees;
•	all taxes (including transfer taxes and filing fees);
•	independent directors’ fees and expenses;
•	preparing, printing, filing and distributing reports or other documents to our stockholders and the SEC;
•	board and stockholders meetings, proxy solicitations for meetings and attendance expenses for directors;
•	a fidelity bond, directors and officers errors and omissions liability insurance and any other insurance premiums; and
•	all other expenses incurred by us, our Manager or our Administrator in connection with administering our business.

Duration and Termination

The Investment Advisory Agreement was originally approved by our Board of Directors on November 9, 2004. The agreement provides that unless terminated earlier as described below, it shall remain in effect from year-to-year after November 9, 2006 provided continuance is approved at least annually by our Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of the directors who are not interested persons. On October 31, 2011, our Board of Directors, including all of the independent directors, approved an extension of the agreement through November 9, 2012. The agreement may be terminated at any time, without the payment of any penalty, by a vote of our Board of Directors or the holders of a majority of our shares on 60 days’ written notice to our manager, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The agreement may be terminated by either party without penalty upon not more than 60 days’ written notice to the other.

Indemnification

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, our Manager and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it will be entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of our manager’s services under the Investment Advisory Agreement or otherwise as our manager. The agreement also provides that our Manager and its affiliates (including our Administrator) will not be liable to us or any stockholder for any error of judgment, mistake of law, any loss or damage with respect to any of our investments, or any action taken or omitted to be taken by our Manager in connection with the performance of any of its duties or obligations under the agreement or otherwise as an investment adviser to us, except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

Organization of Our Manager

Our Manager is a Delaware limited partnership formed in 2004 that is registered as an investment adviser under the Advisers Act. The principal executive office of our Manager is 909 Fannin, Suite 3800, Houston, Texas 77010. Our Manager is controlled by affiliates of NGP.

Administration Agreement

Pursuant to a separate Administration Agreement, our Administrator, NGP Administration, LLC, furnishes us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities.

Under the Administration Agreement, our Administrator also performs, or oversees the performance by third parties of, our required administrative services, which include being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, our Administrator assists us in determining and publishing our net asset value, oversee the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders and generally oversee the payment of our expenses and the performance of administrative and professional services rendered to us by others. To the extent permitted under the 1940 Act, our Administrator may also provide, on our behalf, significant managerial assistance to our portfolio companies. Payments under the Administration Agreement are equal to the costs and expenses incurred by our Manager or our Administrator in connection with administering our business. The agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

For the years ended December 31, 2011, 2010, 2009, 2008, 2007, 2006 and 2005 and the period November 9, 2004 (commencement of operations) through December 31, 2004, our Administrator was reimbursed $2,948,503, $2,771,713, $2,786,783, $2,541,054, $2,436,322, $2,081,678, $1,537,099 and $560,674, respectively, of expenses under the Administration Agreement.

The Administration Agreement was originally approved by our Board of Directors on November 9, 2004. The Administration Agreement provides that unless terminated earlier, the agreement will continue in effect until November 9, 2006, and from year-to-year thereafter provided such continuance is approved at least annually by (i) our Board of Directors and (ii) a majority of our directors who are not parties to the Administration Agreement or “interested persons” of any such party. On October 31, 2011, our Board of Directors, including all of the independent directors, approved the continuation of the Administration Agreement through November 9, 2012.

Indemnification

The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, our Manager and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it will be entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of our Administrator’s services under the agreement or otherwise as our Administrator. The agreement also provides that our Administrator and its affiliates (including our Manager) will not be liable to us or any stockholder for any error of judgment, mistake of law, any loss or damage with respect to any of our investments, or any action taken or omitted to be taken by our Administrator in connection with the performance of any of its duties or obligations under the Administration Agreement or otherwise as our Administrator.

Board Approval of the Investment Advisory Agreement and the Administration Agreement

Our Board of Directors, including a majority of our independent directors, at an in-person meeting held on October 31, 2011, reviewed and unanimously voted to approve the continuation of the Investment Advisory Agreement and the Administration Agreement. In reviewing the agreements, the board received information and considered a variety of factors with respect to the fairness and reasonableness of the compensation to be paid to our manager. Based upon its review of the information provided by our Manager and legal counsel, and following extensive discussions, the Board of Directors, including all of the independent directors, concluded that it was satisfied with the nature, extent and quality of the services proposed to be provided by our Manager, that the amount and structure of the management fee proposed to be paid was reasonable with respect to the services to be provided and that approving the Investment Advisory Agreement and the Administration Agreement was in our best interests and those of our stockholders, and approved the Investment Advisory Agreement and the Administration Agreement.

In considering the approval of the Investment Advisory Agreement and the Administration Agreement, the board evaluated information and considered various factors, including the following:

•	Nature, Extent and Quality of Services. The board reviewed the nature, extent and quality of the investment advisory and management services proposed to be provided to us by our Manager and found them sufficient to encompass the range of services necessary for us to operate.
•	Comparison of Management Fee to Other Firms. The Board of Directors considered comparative data based on publicly available information on other BDCs with respect to services rendered and the advisory fees (including the management fees and incentive fees) of other BDCs as well as our projected operating expenses and expense ratio compared to other BDCs, including BDCs with similar investment objectives. Based upon its review, our Board of Directors concluded that the fees payable under the Investment Advisory and Administration Agreement are reasonable compared to other BDCs and in light of the services provided by our Manager. In addition, our Board of Directors concluded that our expected expenses as a percentage of net assets attributable to common stock are reasonable compared to other BDCs.
•	Experience of Management Team and Personnel. The board considered the extensive experience of the members of our management team with respect to the specific types of investments we propose to make, consisting primarily of combinations of debt and equity of the same issuer, and their past experience with similar kinds of investments. The board discussed numerous aspects of the investment strategy with members of the management team. The board also considered the potential flow of investment opportunities resulting from the numerous relationships of the management team, NGP and its affiliates within the investment community.
•	Provisions of Investment Advisory Agreement and Administration Agreement. The board considered the extent to which the provisions of the Investment Advisory Agreement (other than the fee structure which is discussed above) and the Administration Agreement were comparable to the Investment Advisory Agreements and the Administration Agreements of proposed peer group BDCs with similar investment strategies and concluded that their terms were satisfactory and in line with market norms. In addition, the board concluded that the services to be provided under the Administration Agreement were reasonably necessary for our operations, the services to be provided were at least equal to the nature and quality of those provided by the others, and the payment terms were fair and reasonable in light of usual and customary charges.
•	Payment of Expenses. The board considered the manner in which our Administrator would be reimbursed for its expenses at cost and the other expenses for which it would be reimbursed under the Administration Agreement. The board discussed how this structure was comparable to that of other BDCs.

The board also considered the costs incurred by our Manager to provide services to us and the profit our Manager realized and the extent to which economies of scale had been realized.

Based on the information reviewed and the discussions among the board members, the Board of Directors, including all of the independent directors who were present at the meeting (representing a majority of all of our independent directors), approved the Investment Advisory Agreement and the Administration Agreement and concluded that the management fee rates were reasonable in relation to the services to be provided. In view of the wide variety of factors that our Board of Directors considered in connection with its evaluation of the Investment Advisory Agreement and the Administration Agreement, it is not practical to quantify, rank or otherwise assign relative weights to the specific factors it considered in reaching its decision. The board did not undertake to make any specific determination as to whether any particular factor, or any aspect of any particular factor, was favorable or unfavorable to the ultimate determination of the board. Rather, our Board of Directors based its approval on the totality of information presented to, and the investigation conducted by, it. In considering the factors discussed above, individual directors may have given different weights to different factors.

License Agreement

Pursuant to a license agreement with NGP that owns the rights to the “NGP” and “Natural Gas Partners” names, we received a non-exclusive, royalty-free license to their use in our company name and in connection with our business. Under this agreement, we have the right to use the “NGP” and “Natural Gas Partners” names so long as NGP Investment Advisors, LP or one of its affiliates remains our Manager. Other than with respect to this limited license, we have no legal right to the “NGP” and “Natural Gas Partners” names. This license agreement will remain in effect for so long as the Investment Advisory Agreement with our Manager is in effect and will automatically terminate if the Investment Advisory Agreement were to terminate for any reason, including upon its assignment.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We are party to an Investment Advisory Agreement with our Manager, in which our management team has ownership and financial interests. Our Manager’s services under the Investment Advisory Agreement are not exclusive, and it is free to furnish the same or similar services to other entities, including businesses which may directly or indirectly compete with us and directly compete with us for particular investments, so long as its services to us are not impaired by the provision of such services to others. In addition, NGP’s private equity funds are permitted to make investments similar to our targeted investments. We do not anticipate that our management team will provide advisory services to other investment vehicles with common investment objectives to ours, and it is our understanding that NGP’s private equity funds have no current intention of making investments similar to our targeted investments. However, if our management team does provide such services to other investment vehicles in the future, our management team and the investment professionals of our Manager and its affiliates, including NGP’s private equity funds, might allocate investment opportunities to other entities, and thus might divert attractive investment opportunities away from us. In addition, our executive officers and directors serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do or of investment funds managed by our affiliates. We may not be given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with our Manager. However, our management team intends to allocate investment opportunities in a fair and equitable manner consistent with our investment objectives and strategies, so that we are not disadvantaged in relation to any other client.

Our independent directors will review any investment decisions that may present potential conflicts of interest among our Manager and its affiliates and us in accordance with specific procedures and policies adopted by the board. See “Management — Our Manager.”

We are party to a license agreement with NGP Energy Capital Management, LLC, pursuant to which NGP has granted us a non-exclusive, royalty-free license to use the “Natural Gas Partners” and “NGP” names. In addition, pursuant to the terms of the Administration Agreement, our Administrator provides us with the office facilities and administrative services necessary to conduct our day-to-day operations. Affiliates of NGP own and control our Administrator.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

As of August 1, 2012, there were no persons that owned 25% or more of our outstanding voting securities, and no person would be deemed to control us, as such term is defined in the 1940 Act.

The following table sets forth, as of August 1, 2012, the number of shares of our common stock beneficially owned by each of its current directors and officers, all directors and officers as a group and certain beneficial owners, according to information furnished to us by such persons.

Beneficial ownership is determined in accordance with the rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares that the individual has the right to acquire within 60 days of August 1, 2012, through the exercise of any stock option or other right. Unless otherwise indicated, each person has the sole investment and voting power, or shares such power with his spouse, with respect to the shares set forth in the table. Unless known otherwise by us, the beneficial ownership information is based on the most recent Form 3, Form 4, Form 5, Schedule 13D or Schedule 13G, as applicable.

The address for each of the directors and officers is c/o NGP Capital Resources Company, 909 Fannin, Suite 3800, Houston, Texas 77010.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Class
Beneficial owners of more than 5%:
None
Directors and Executive Officers:
Independent Directors
Edward W. Blessing	12,287	*
James R. Latimer, III(1)	6,000	*
Lon C. Kile	11,299	*
Interested Directors		*
David R. Albin(2)	151,562	*
Kenneth A. Hersh(3)	585,196	2.74%
Executive Officers		*
Stephen K. Gardner(4)	66,163	*
L. Scott Biar	35,292	*
R. Kelly Plato	24,260	*
Directors and Executive Officers as a group (8 persons)	892,059	4.17%

*	Represents less than 1% of our outstanding common stock.
(1)	2,000 shares are held by the Latimer Companies Trust, the holdings of which Mr. Latimer is deemed to beneficially own.
(2)	NGP Energy Capital Management, LLC, which is the sole limited partner of NGPIA, owns 100 shares of the Company. Mr. Albin is an officer and manager of NGP Energy Capital Management, LLC, but he disclaims beneficial ownership of these shares.
(3)	NGP Energy Capital Management, LLC, which is the sole limited partner of NGPIA, owns 100 shares of the Company. Mr. Hersh is an officer and manager of NGP Energy Capital Management, LLC, but he disclaims beneficial ownership of these shares.
(4)	7,754 shares are held by Mr. Gardner’s son and daughter in their respective UGMA accounts. Mr. Gardner retains control over voting and investment decisions of these accounts but disclaims beneficial ownership of these shares.

For the period ended March 31, 2011, none of our independent directors or their immediate family members owned any shares of our Manager or in any shares of our Manager or in any person directly or indirectly controlling, controlled by or under common control with our Manager. However, Mr. Albin and Mr. Hersh have indirect interests, through several entities, in our Manager. The nature of both Mr. Albin’s and Mr. Hersh’s indirect interest in our Manager is less than 25% of its total partnership interests, but the specific value varies from time to time.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of our outstanding shares of common stock is determined quarterly by dividing the value of total assets minus liabilities by the total number of shares outstanding. Our Board of Directors, in its sole discretion, may decide to determine and publish our net asset value on a more frequent basis.

Fair value, as defined in the 1940 Act, is (a) the market price for those securities for which a market quotation is readily available and (b) for all other securities and assets, estimated fair value as determined in good faith by our Board of Directors. Since there typically is no readily available market value for most of the investments in our portfolio, we value most of our investments at estimated fair value as determined by our Board of Directors pursuant to our valuation policy and consistently applied valuation process. Because of the inherent uncertainty of determining the estimated fair value of investments that do not have a readily available market value, the estimated fair value of our investments determined in good faith by our Board of Directors may differ significantly from the values that would have been used had a ready market existed for the investments, and differences could be material.

There is no single standard for determining estimated fair value in good faith. As a result, determining estimated fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. We are not permitted to provide a general reserve for anticipated loan losses. Instead, we are required to specifically value each individual investment on a quarterly basis. We record unrealized depreciation on investments when we believe that an investment has become impaired, including where collection of a loan or realization of an equity security is doubtful, or when the enterprise value of the portfolio company does not currently support the cost of our debt or equity investment. Enterprise value means the entire value of the company to a potential buyer, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. We record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and, therefore, our equity security has also appreciated in value. We record changes in estimated fair value in our statement of operations as net change in unrealized appreciation or depreciation.

On a quarterly basis, the investment team of our Manager prepares fair value estimates for all of the assets in our portfolio utilizing the income approach and market approach in accordance with ASC 820 and presents them to our valuation committee. The valuation committee recommends its fair value estimates to our Board of Directors, which in good faith determines the final estimates of fair value for each investment. We record investments in securities for which market quotations are readily available at such market quotations in our financial statements as of the valuation date. For investments in securities for which market quotations are unavailable, or which have various degrees of trading restrictions, the investment team of our Manager prepares valuation analyses as generally described below.

•	Investment Team Valuation. The investment professionals of our Manager prepare fair value estimates for each investment.
•	Investment Team Valuation Documentation. The investment team documents and discusses its preliminary fair value estimates with senior management of our Manager.
•	Presentation to Valuation Committee. Senior management presents the valuation analyses and fair value estimates to the valuation committee of our Board of Directors.
•	Third Party Valuation Activity. The valuation committee and our Board of Directors, in their discretion, may retain an independent valuation firm to review any or all of the valuation analyses and fair value estimates provided by the investment team of our Manager. The valuation committee has not retained an independent valuation firm in connection with any fair value estimates during the three months ended March 31, 2012, or during the three-year period ended December 31, 2011.
•	Board of Directors Valuation Committee. The Board of Directors and valuation committee review and discuss the valuation analyses and fair value estimates provided by the investment team of our Manager and the analysis of the independent valuation firm, if applicable.

•	Final Valuation Determination. Our Board of Directors discusses the fair value estimates recommended by the valuation committee and determines the fair value of each investment in our portfolio, in good faith, based on the input of the investment team of our Manager, our valuation committee and the independent valuation firm, if any.

ASC 820 defines fair value as the price that a seller would receive for an asset or pay to transfer a liability in an orderly transaction between independent, knowledgeable and willing market participants at the measurement date. The fair value definition focuses on exit price in the principal, or most advantageous, market and prioritizes the use of observable market inputs over unobservable entity-specific inputs. We utilize both the market approach and the income approach in determining the estimated fair value of our investments, incorporating a variety of factors. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the estimated value indicated by current market expectations about those future amounts. The types of factors that we may take into account in fair value pricing our investments include, as relevant, the nature and realizable value of any collateral; the portfolio company’s enterprise value, historical and projected financial results, ability to make payments, net income, revenue, discounted cash flow and book value; the markets in which the portfolio company does business; comparison to a peer group of publicly traded securities; the size and scope of the portfolio company and its specific strengths and weaknesses; recent purchases or sales of securities by the portfolio company; recent offers to purchase the portfolio company; the estimated value of comparable securities; and other relevant factors.

We may also utilize an option pricing method, or OPM, in addition to our other valuation methods, to value the various preferred stock, common stock and warrants we have in portfolio companies with complex capital structures. The OPM treats preferred stock, common stock and warrants as call options on the enterprise value, with exercise prices based on liquidation preference of the preferred stock. The OPM commonly uses the Black-Scholes model to price the call option. The OPM considers the various terms of the stockholder agreements upon liquidation of the enterprise. In addition, the OPM implicitly considers the effect of the liquidation preference as of a future liquidation date, not as of the valuation date.

Determinations In Connection with Offerings

In connection with each offering of shares of our common stock, our Board of Directors or a committee thereof will be required to make the determination that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made. Our Board of Directors will consider the following factors, among others, in making such determination:

•	the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC;
•	our management’s assessment of whether any material change in the net asset value of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed net asset value of our common stock and ending two days prior to the date of the sale of our common stock; and
•	the magnitude of the difference between (1) the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC and our management’s assessment of any material change in the net asset value of our common stock since the date of the most recently disclosed net asset value of our common stock, and (2) the offering price of the shares of our common stock in the proposed offering.

Importantly, this determination will not require that we calculate the net asset value of our common stock in connection with each offering of shares of our common stock, but instead it will involve the determination by our Board of Directors or a committee thereof that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made or otherwise in violation of the 1940 Act.

To the extent that there is even a remote possibility that we may (1) issue shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made or (2) trigger the undertaking (which we provide in certain registration statements we file with the SEC) to suspend the offering of shares of our common stock pursuant to this prospectus if the net asset value of our common stock fluctuates by certain amounts in certain circumstances until the prospectus is amended, our Board of Directors will elect, in the case of clause (1) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine the net asset value of our common stock within two days prior to any such sale to ensure that such sale will not be below our then current net asset value, and, in the case of clause (2) above, to comply with such undertaking or to undertake to determine the net asset value of our common stock to ensure that such undertaking has not been triggered.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records that we are required to maintain under the 1940 Act.

DIVIDEND REINVESTMENT PLAN

We have established a dividend reinvestment plan that provides for reinvestment of our dividends and distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our Board of Directors authorizes, and we declare, a cash dividend, then our plan agent automatically reinvests a stockholder’s cash dividend in additional shares of our common stock unless the stockholder, or his or her broker, specifically “opts out” of the dividend reinvestment plan and elects to receive cash dividends.

No action is required on the part of a registered stockholder to have the stockholder’s cash dividend reinvested in shares of our common stock. The plan administrator will set up an account for shares acquired through the DRIP for each stockholder who has not elected to receive dividends in cash, a participant, and hold such shares in non-certificated form. A registered stockholder may terminate participation in the DRIP at any time and elect to receive dividends in cash by notifying the plan administrator in writing so that such notice is received by the plan administrator no later than 10 days prior to the record date for dividends to stockholders. Participants may terminate participation in the plan by notifying the plan administrator via its website at www.amstock.com, by filling out the transaction request form located at the bottom of their statement and sending it to the plan administrator at American Stock Transfer & Trust Company, LLC, Operations Center, 6201 15th Avenue, Brooklyn, New York 11219 or by calling the plan administrator’s Interactive Voice Response System at 1-800-937-5449. Within 20 days following receipt of a termination notice by the plan administrator and according to a participant’s instructions, the plan administrator will either: (a) maintain all shares held by such participant in a plan account designated to receive all future dividends and distributions in cash; (b) issue certificates for the whole shares credited to such participant’s plan account and issue a check representing the value of any fractional shares to such participant; or (c) sell the shares held in the plan account and remit the proceeds of the sale, less any brokerage commissions that may be incurred and a $15.00 transaction fee, to such participant at his or her address of record at the time of such liquidation. A stockholder who has elected to receive dividends in cash may re-enroll in the plan at any time by providing notice to the plan administrator.

Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends in cash by notifying their broker or other financial intermediary of their election.

We intend, when permitted by the DRIP, to primarily use newly issued shares for reinvested dividends under the DRIP. However, we reserve the right to purchase shares in the open market in connection with the DRIP. The number of newly issued shares to be issued to a stockholder is determined by dividing the total dollar amount of the dividend payable to such stockholder by the average market price per share of our common stock at the close of regular trading on the exchange or market on which our shares of common stock are listed for the five trading days preceding the valuation date for such dividend. We cannot calculate the number of shares of our common stock to be outstanding after giving effect to payment of the dividend until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

We may not use newly issued shares to pay a dividend if the market price of our shares is less than our NAV per share. In such event, the cash dividend will be paid to the plan administrator who will purchase shares in the open market for credit to the accounts of plan participants unless the average of the closing sales prices for the shares for the five days immediately preceding the payment date exceeds 110% of the most recently reported NAV per share. The allocation of shares to the participants’ plan accounts will be based on the average cost of the shares so purchased, including brokerage commissions. The plan administrator will reinvest all dividends and distributions as soon as practicable, but no later than the next ex-dividend date, except to the extent necessary to comply with applicable provisions of the federal securities laws. The DRIP will not pay interest on any uninvested cash payment.

There will be no brokerage charges or other charges to stockholders who participate in the DRIP. We pay the administrator’s fees.

We may terminate the DRIP upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. When a participant withdraws from the DRIP or when the DRIP is terminated, the participant will receive a cash payment for any fractional shares of our common stock based on the market price on the date of withdrawal or termination. Participants and interested stockholders should direct all correspondence concerning the DRIP to the plan administrator by mail at American Stock Transfer & Trust Company, LLC, Operations Center, 6201 15th Avenue, Brooklyn, New York 11219.

The automatic reinvestment of dividends and distributions will not relieve a participant of any income tax liability associated with such dividend or distribution. A U.S. stockholder participating in the DRIP will be treated for U.S. federal income tax purposes as having received a dividend or distribution in an equal amount to the cash that the participant could have received instead of shares. The tax basis of such shares will equal the amount of such cash. A participant will not realize any taxable income upon receipt of a certificate for whole shares credited to the participant’s account whether upon the participant’s request for a specified number of shares or upon termination of enrollment in the DRIP. Each participant will receive each year a Form 1099 with respect to the U.S. federal income tax status of all dividends and distributions during the previous year. For tax consequences associated with the dividend reinvestment plan, see the discussion under “Material U.S. Federal Income Tax Considerations.”

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our common stock or preferred stock. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not included certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts and financial institutions. This summary assumes that investors hold our common stock or preferred stock as capital assets within the meaning of the Code. The discussion is based upon the Code, Treasury regulations and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service regarding the offerings pursuant to this prospectus and any accompanying prospectus supplement. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets. It also does not discuss the tax aspects of common or preferred stock sold in units with the other securities being registered.

This summary does not discuss the tax consequences of an investment in our subscription rights, debt securities or warrants representing rights to purchase shares of our preferred stock, common stock or debt securities or as units in combination with such securities. The U.S. federal income tax consequences of such an investment will be discussed in a relevant prospectus supplement. In addition, we may issue preferred stock with terms resulting in U.S. federal income taxation of holders with respect to such preferred stock in a manner different from as set forth in this summary. In such instances, such differences will be discussed in a relevant prospectus supplement.

A “U.S. stockholder” generally is a beneficial owner of shares of our common stock or preferred stock who is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;
•	a corporation, or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any State or the District of Columbia;
•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or
•	a trust if a court within the United States can exercise primary supervision over its administration, and one or more United States persons have the authority to control all of the substantial decisions of that trust (or the trust was in existence on August 20, 1996, and validly elected to continue to be treated as a U.S. trust).

A “Non-U.S. stockholder” is a beneficial owner of shares of our common stock or preferred stock that is not a U.S. stockholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock or preferred stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A partner of a partnership holding shares of our common stock or preferred stock should consult its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock or preferred stock.

The tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

As a BDC, we have elected to be treated as a RIC under Subchapter M of Chapter 1 of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, we must distribute to our stockholders, for each taxable year, at least 90% of the sum of our (a) “investment company taxable income” (which includes, among other items, dividends, interest, and the excess of any net short-term capital gains over net long-term capital losses and other taxable income other than any net capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and (b) net tax-exempt interest (the excess of our gross tax-exempt interest over certain disallowed deductions). We will refer to this distribution requirement as the “Annual Distribution Requirement.”

Taxation as a RIC

If we qualify as a RIC and satisfy the Annual Distribution Requirement, we will not be subject to federal income tax on the portion of our investment company taxable income and net capital gain (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) we distribute to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any investment company taxable income or net capital gain not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) 100% of any ordinary income or capital gain net income not distributed in prior years. We refer to this distribution requirement as the “Excise Tax Avoidance Requirement.” Such excise tax would apply only to the excess of the amount required to be distributed to satisfy the Excise Tax Avoidance Requirement over the amount of ordinary income and capital gain net income we distribute (or are deemed to distribute) to our stockholders during such calendar year. While we currently intend to make sufficient distributions each taxable year to satisfy the Excise Tax Avoidance Requirement, it is possible that we will not be able to make sufficient distributions in order to avoid imposition of the excise tax.

To qualify as a RIC for federal income tax purposes, we must, among other things:

•	qualify to be treated as a BDC under the 1940 Act at all times during each taxable year;
•	derive in each taxable year at least 90% of our gross income from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities and (b) net income derived from an interest in a “qualified publicly traded partnership”; and
•	diversify our holdings so that at the end of each quarter of the taxable year:
•	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and
•	no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of (a) any one issuer, (b) any two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or (c) any one or more “qualified publicly traded partnerships.”

We refer to these last two tests as the Diversification Tests.

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, even though we will not have received any corresponding cash amount.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation — Senior Securities.” Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Stockholders

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our ordinary income plus net short-term capital gains in excess of net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions currently will be eligible for the same maximum rate of tax applicable to long-term capital gains assuming we satisfy certain holding period requirements with respect to the shares on which we received the dividend and the stockholders satisfy these holding period requirements with respect to our shares. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the lower maximum rate. Distributions of our net capital gains (which is generally our net long-term capital gains in excess of net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder. Such capital gain will be long-term capital gain and thus, will be taxed at a maximum rate of 15%, if the distributions are attributable to common stock held by the U.S. stockholder for more than one year. Corporate stockholders are generally eligible for the 70% dividends received deduction with respect to ordinary income, but not capital gains dividends, to the extent such amount designated by us does not exceed the dividends received by us from domestic corporations, and to the extent certain holding period requirements are satisfied by us and by the corporate stockholders with respect to our shares.

Under the dividend reinvestment plan, a U.S. stockholder can have all cash distributions automatically reinvested in additional shares of our common stock. See “Dividend Reinvestment Plan.” Any distributions reinvested under the plan will nevertheless remain taxable to the U.S. stockholder. The U.S. stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Although we currently intend to distribute any long-term capital gains at least annually, we may in the future decide to retain some or all of our long-term capital gains, but designate the retained amount as a “deemed distribution.” We cannot, however, treat any of our “investment company taxable income” as a “deemed distribution.” If we designate any of our retained capital gains as a deemed distribution, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S.

stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for his, her or its common stock. Since we expect to pay tax on any retained capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for federal income tax. A stockholder that is not subject to federal income tax or otherwise required to file a federal income tax return would be required to file a federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We will be subject to alternative minimum tax, also referred to as AMT, but any items that are treated differently for AMT purposes must be apportioned between us and our stockholders and this may affect the stockholders’ AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued, such items will generally be apportioned in the same proportion that dividends paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless a different method for a particular item is warranted under the circumstances.

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder sells or otherwise disposes of his, her or its shares of our common stock or preferred stock. Any gain arising from such sale or disposition generally will be treated as long-term capital gain if the stockholder has held his, her or its shares for more than one year. Otherwise, it would be classified as short-term capital gain. However, any capital loss arising from the sale or disposition of shares of our common stock or preferred stock held for six months or less (determined by applying the holding period rules contained in Section 852(b)(4)(C) of the Code) will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock or preferred stock may be disallowed if other shares of our common stock or preferred stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

In general, non-corporate U.S. stockholders (including individuals) currently are subject to a maximum federal income tax rate of 15% on their net capital gain, i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by non-corporate stockholders. Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income (including the portion, if any, taxable at the lower effective rate applicable to “qualified dividends”) and as long-term capital gain. If we have more than one class of common or preferred stock outstanding, distributions with respect to each class of stock will consist of the same proportion of investment company taxable income and net capital gains. In addition, the federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service. Distributions may also be subject to additional state, local, and foreign taxes depending on a U.S. stockholder’s particular situation. Due to the nature of our expected investments, dividends distributed by us generally will not be eligible for the dividends-received deduction or the preferential rate applicable to qualified dividends.

We may be required to withhold federal income tax, or backup withholding, currently at a rate of 28%, from all taxable distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding, or (2) with respect to whom notification has been received from the IRS to the effect that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability and may entitle such stockholder to a refund, provided that proper information is timely provided to the IRS.

Taxation of Non-U.S. Stockholders

Whether an investment in shares of our common stock or preferred stock is appropriate for a non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in shares of our common stock or preferred stock by a non-U.S. stockholder may have adverse tax consequences because the interest income and certain short-term capital gains that generally would not be subject to tax if earned directly by a non-U.S. stockholder are transformed into dividends that are subject to U.S. income tax as described below. Non-U.S. stockholders should consult their tax advisors before investing in our common stock or preferred stock.

Distributions of our “investment company taxable income” to non-U.S. stockholders (including interest income and the excess of net short-term capital gain over net long-term capital losses) will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the non-U.S. stockholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States of the non-U.S. stockholder. In such latter case the distributions will be subject to federal income tax at the rates applicable to U.S. persons, plus, in certain cases where the non-U.S. stockholder is a corporation, a branch profits tax at a 30% rate (or lower rate provided by an applicable treaty), and we will not be required to withhold federal tax if the non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.

Actual or deemed distributions of our net capital gains (i.e., net long-term capital gains in excess of short-term capital losses) to a non-U.S. stockholder, and gains realized by a non-U.S. stockholder upon the sale of our common stock or preferred stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless (a) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment or fixed base maintained by the non-U.S. stockholder in the United States or (b) the non-U.S. stockholder is an individual, has been present in the United States for 183 days or more during the taxable year, and certain other conditions are satisfied. In addition, gain on your sale of our common stock or preferred stock will be subject to federal income tax if we are or have been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date you sell our common stock or preferred stock and your holding period for such common stock or preferred stock and you held more than 5% of our common stock or preferred stock at any time during the five-year period preceding the disposition. Generally, a corporation is a United States real property holding corporation if the fair market value of its “United States real property interests” equals or exceeds 50% of the sum of the fair market value of its worldwide real property interests plus its other assets used or held for use in a trade or business.

If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock or preferred stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

Under the dividend reinvestment plan, a non-U.S. stockholder can have all cash distributions automatically reinvested in additional shares of our common stock. See “Dividend Reinvestment Plan.” If the distribution is a distribution of our “investment company taxable income” and is not effectively connected with a U.S. trade or business of the non-U.S. stockholder (or, if a treaty applies, it is not attributable to a permanent establishment or a fixed base), the amount distributed (to the extent of our current and accumulated earnings and profits) will be subject to withholding of U.S. federal income tax at a rate of 30% (or lower rate provided by an applicable treaty) and only the net after-tax amount will be reinvested in our common stock. If the distribution is effectively connected with a U.S. trade or business or attributable to a permanent establishment or fixed base, generally the full amount of the distribution will be reinvested in the plan and will nevertheless be subject to U.S. federal income tax at the ordinary income rates applicable to U.S. stockholders. The non-U.S. stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount reinvested. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the non-U.S. stockholder’s account.

A non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Failure to Qualify as a RIC

If we were unable to qualify for treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Generally, distributions would be taxable to our stockholders as ordinary dividend income to the extent of our current and accumulated earnings and profits. For non-corporate stockholders, this dividend income would currently be eligible for the 15% maximum rate applicable to “qualified dividends.” Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. If we fail to meet the RIC requirements for more than two consecutive years and then seek to requalify as a RIC, we would be required to pay federal income tax on any built-in gain recognized during the succeeding 10-year period on our assets, unless we make a special election to pay corporate-level tax on any such unrealized appreciation.

We failed to qualify as a RIC for our first taxable year ending on December 31, 2004. As a result, we are required to include in our gross income any built-in gains on the assets we held on January 1, 2005, to the extent such gain is recognized by us in the ten-year period beginning on such date. We anticipate, however, that we have sufficient carryover losses to offset such gain and that we will not incur any material federal income tax liability if such gain is recognized by us.

Other Taxation

Our stockholders may be subject to state, local and foreign taxes on their distribution from us. Stockholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of investing in our shares.

DESCRIPTION OF SECURITIES

This prospectus contains a summary of the common stock, preferred stock, subscription rights, debt securities and warrants. These summaries are not meant to be a complete description of each security. However, this prospectus and the accompanying prospectus supplement will contain the material terms and conditions for each security.

Any of the securities described herein and in a prospectus supplement may be issued separately or as part of a unit consisting of two or more securities, which may or may not be separable from one another.

DESCRIPTION OF OUR CAPITAL STOCK

The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

Capital Stock

Our authorized capital stock consists of 250,000,000 shares of stock, par value $.001 per share, all of which is currently designated as common stock. Our common stock is quoted on The NASDAQ Global Select Market under the symbol “NGPC.” On August 2, 2012, the last reported sales price of our common stock on The NASDAQ Global Select Market was $7.09 per share. There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

Under our charter, our Board of Directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock and authorize the issuance of shares of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that our Board of Directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue. In November 2011, our Board of Directors approved a stock repurchase plan, pursuant to which we may, from time to time, repurchase up to $10.0 million of our common stock in the open market at prices not to exceed the net asset value of our shares during our open trading periods. Any share repurchases are subject to timing restrictions and other applicable laws and regulations. To date, we have repurchased an aggregate of 250,029 shares of our common stock in the open market at an average price of $6.51 per share, totaling $1.6 million, in accordance with our stock repurchase plan. This represents approximately 1.2% of our shares common stock outstanding as of March 31, 2012.

The following table sets forth certain information regarding our authorized shares under our charter and shares outstanding as of August 1, 2012.

Title of Class	Shares Authorized	Shares Outstanding
Common Stock	250,000,000	21,378,173

Common Stock

All shares of our common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

Our charter authorizes our Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the Board of Directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a BDC.

Furthermore, the 1940 Act restricts the ability of a BDC to issue warrants, options or rights to subscribe or convert to voting securities of the company. If we were to issue preferred stock convertible into shares of our common stock, such proposal must first be approved by our stockholders. We have no present plans to issue any shares of our preferred stock, but believe the availability of such stock will provide us with increased flexibility in structuring future financings and acquisitions. If we offer preferred stock under this prospectus, we will issue an appropriate prospectus supplement. You should read that prospectus supplement for a description of our preferred stock, including, but not limited to, whether there will be an arrearage in the payment of dividends or sinking fund installments, if any, restrictions with respect to the declaration of dividends, requirements in connection with the maintenance of any ratio or assets, or creation or maintenance of reserves, or provisions for permitting or restricting the issuance of additional securities.

DESCRIPTION OF OUR SUBSCRIPTION RIGHTS

General

We may issue subscription rights to our stockholders to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering.

The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

•	the period of time the offering would remain open (which shall be open a minimum number of days such that all record holders would be eligible to participate in the offering and shall not be open longer than 120 days);
•	the title of such subscription rights;
•	the exercise price for such subscription rights (or method of calculation thereof);
•	the ratio of the offering (which, in the case of transferable rights, will require a minimum of three shares to be held of record before a person is entitled to purchase an additional share);

•	the number of such subscription rights issued to each stockholder;
•	the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;
•	if applicable, a discussion of the material U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;
•	the date on which the rights to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);
•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;
•	any termination right we may have in connection with such subscription rights offering; and
•	any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

Exercise of Subscription Rights

Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of common stock at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.

Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

DESCRIPTION OF OUR DEBT SECURITIES

We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.

As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and the financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “— Events of Default.” Second, the trustee performs certain administrative duties for us, such as sending interest and principal payments to holders.

Because this section is a summary, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. For example, in this section, we use capitalized words to signify terms that are specifically defined in the indenture. Some of the definitions are repeated in this prospectus, but for the rest you will need to read the indenture. The form of the indenture has been filed with the SEC. See “Available Information” for information on how to obtain a copy of the indenture.

The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered by including:

•	the designation or title of the series of debt securities;
•	the total principal amount of the series of debt securities;
•	the percentage of the principal amount at which the series of debt securities will be offered;
•	the date or dates on which principal will be payable;
•	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;
•	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;
•	the terms for redemption, extension or early repayment, if any;
•	the currencies in which the series of debt securities are issued and payable;
•	whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;
•	the place or places, if any, other than or in addition to The City of New York, of payment, transfer, conversion and/or exchange of the debt securities;
•	the denominations in which the offered debt securities will be issued;
•	the provision for any sinking fund;
•	any restrictive covenants;
•	any Events of Default (as defined in “Events of Default” below);
•	whether the series of debt securities are issuable in certificated form;
•	any provisions for defeasance or covenant defeasance;
•	any special federal income tax implications, including, if applicable, federal income tax considerations relating to original issue discount;
•	whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);
•	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;
•	whether the debt securities are subject to subordination and the terms of such subordination;
•	the listing, if any, on a securities exchange; and
•	any other terms.

The debt securities may be secured or unsecured obligations. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

We are permitted, under specified conditions, to issue multiple classes of indebtedness if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any indebtedness and senior securities remain outstanding, we must make provisions to prohibit the distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors — Legal and Tax Risks — Regulations governing our operation as a BDC will affect our ability to, and the way in which we, raise additional capital.”

General

We expect that any indenture will provide that any debt securities proposed to be sold under this prospectus and the attached prospectus supplement (“offered debt securities”) and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities (“underlying debt securities”) may be issued under the indenture in one or more series.

For purposes of this prospectus, any reference to the payment of principal of, or premium or interest, if any, on, debt securities will include additional amounts if required by the terms of the debt securities.

The indenture limits the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities.” The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “— Resignation of Trustee” below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

The indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.

We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk or similar protection.

We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

Conversion and Exchange

If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

Issuance of Securities in Registered Form

We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in “certificated” form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will issue debt securities in book-entry only form represented by global securities.

We also will have the option of issuing debt securities in non-registered form as bearer securities if we issue the securities outside the United States to non-U.S. persons. In that case, the prospectus supplement will set forth the mechanics for holding the bearer securities, including the procedures for receiving payments, for exchanging the bearer securities, including the procedures for receiving payments, for exchanging the bearer securities for registered securities of the same series, and for receiving notices. The prospectus supplement will also describe the requirements with respect to our maintenance of offices or agencies outside the United States and the applicable U.S. federal tax law requirements.

Book-Entry Holders

We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary’s book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.

Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.

As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary’s book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.

Street Name Holders

In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in “street name.” Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor holds a beneficial interest in those debt securities through the account he or she maintains at that institution.

For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities, and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.

Legal Holders

Our obligations, as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.

For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.

When we refer to you, we mean those who invest in the debt securities being offered by this prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.

Special Considerations for Indirect Holders

If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:

•	how it handles securities payments and notices;
•	whether it imposes fees or charges;
•	how it would handle a request for the holders’ consent, if ever required;
•	whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities;
•	how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests; and
•	if the debt securities are in book-entry form, how the depositary’s rules and procedures will affect these matters.

Global Securities

As noted above, we expect that we will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.

Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities issued in book-entry form.

A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under “— Special Situations when a Global Security Will Be Terminated.” As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.

Special Considerations for Global Securities

As an indirect holder, an investor’s rights relating to a global security will be governed by the account rules of the investor’s financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.

If debt securities are issued only in the form of a global security, an investor should be aware of the following:

•	an investor cannot cause the debt securities to be registered in his or her name and cannot obtain certificates for his or her interest in the debt securities, except in the special situations we describe below;
•	an investor will be an indirect holder and must look to his or her own bank or broker for payments on the debt securities and protection of his or her legal rights relating to the debt securities, as we describe under “— Issuance of Securities in Registered Form” above;

•	an investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form;
•	an investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective;
•	the depositary’s policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor’s interest in a global security, and we and the trustee have no responsibility for any aspect of the depositary’s actions or for its records of ownership interests in a global security, nor do we or the trustee supervise the depositary in any way;
•	if we redeem less than all the debt securities of a particular series being redeemed, DTC’s practice is to determine by lot the amount to be redeemed from each of its participants holding that series;
•	an investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC’s records, to the applicable trustee;
•	DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds, and your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security; and
•	financial institutions that participate in the depositary’s book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities; there may be more than one financial intermediary in the chain of ownership for an investor, and we do not monitor and are not responsible for the actions of any of those intermediaries.

Special Situations when a Global Security Will Be Terminated

In a few special situations described below, a global security will be terminated and interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of holders and street name investors under “— Holders of Registered Debt Securities” above.

The special situations for termination of a global security are as follows:

•	if the depositary notifies us that it is unwilling, unable or no longer qualified to continue as depositary for that global security, and we are unable to appoint another institution to act as depositary;
•	if we notify the trustee that we wish to terminate that global security; or
•	if an event of default has occurred with regard to the debt securities represented by that global security and has not been cured or waived (we discuss defaults later under “— Events of Default”).

The prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not we or the applicable trustee, is responsible for deciding the names of the institutions in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.

Payment and Paying Agents

We will pay interest to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, generally about two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”

Payments on Global Securities

We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants, as described under “— Global Securities.”

Payments on Certificated Securities

We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date by check mailed on the interest payment date to the holder at his or her address shown on the trustee’s records as of the close of business on the regular record date. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, New York and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.

Alternatively, if the holder asks us to do so, we will pay any amount that becomes due on the debt security by wire transfer of immediately available funds to an account at a bank in the City of New York, on the due date. To request payment by wire, the holder must give the applicable trustee or other paying agent appropriate transfer instructions at least 15 business days before the requested wire payment is due. In the case of any interest payment due on an interest payment date, the instructions must be given by the person who is the holder on the relevant regular record date. Any wire instructions, once properly given, will remain in effect unless and until new instructions are given in the manner described above.

Payment When Offices Are Closed

If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of Default

You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

The term “Event of Default” in respect of the debt securities of your series means any of the following (unless the prospectus supplement relating to such debt securities states otherwise):

•	we do not pay the principal of, or any premium on, a debt security of the series within five days of its due date, and do not cure this default within 5 days;
•	we do not pay interest on a debt security of the series when due, and such default is not cured within 30 days of its due date;
•	we do not deposit any sinking fund payment in respect of debt securities of the series on its due date, and do not cure this default within five days;
•	we remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach (the notice must be sent by either the trustee or holders of at least 25% of the principal amount of debt securities of the series);

•	we file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 60 days; or
•	any other Event of Default in respect of debt securities of the series described in the prospectus supplement occurs.

An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium or interest, if it considers the withholding of notice to be in the best interests of the holders.

Remedies if an Event of Default Occurs

If an Event of Default has occurred and has not been cured or waived, the trustee or the holders of not less than 66.66% in principal amount of the debt securities of the affected series may declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a “declaration of acceleration of maturity.” A declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series if the default is cured or waived and certain other conditions are satisfied.

Except in cases of default, where the trustee has some special duties, the trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an “indemnity”). If reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

•	you must give the trustee written notice that an Event of Default has occurred and remains uncured;
•	the holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer reasonable indemnity to the trustee against the cost and other liabilities of taking that action;
•	the trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity; and
•	the holders of a majority in principal amount of the debt securities must not have given the trustee a direction inconsistent with the above notice during that 60-day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.

Waiver of Default

The holders of a majority in principal amount of the relevant series of debt securities may waive a default for all the relevant series of debt securities, in which case the default will be treated as if it had not occurred, other than:

•	the payment of principal, any premium or interest; or

•	in respect of a covenant that cannot be modified or amended without the consent of each holder.

Merger or Consolidation

Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, unless the prospectus supplement relating to certain debt securities states otherwise, we may not take any of these actions unless all the following conditions are met:

•	if we do not survive such transaction or we convey, transfer or lease our properties and assets substantially as an entirety, the resulting entity must agree to be legally responsible for our obligations under the debt securities;
•	immediately after giving effect to such transaction no default or Event of Default will exist;
•	we must deliver certain certificates and documents to the trustee; and
•	we must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or Waiver

There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring Your Approval

First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:

•	change the stated maturity of the principal of or interest on a debt security;
•	reduce any amounts due on a debt security;
•	reduce the amount of principal payable upon acceleration of the maturity of a security following a default;
•	at any time after a change of control has occurred, reduce the premium payable upon a change of control;
•	adversely affect any right of repayment at the holder’s option;
•	change the place or currency of payment on a debt security (except as otherwise described in the prospectus or prospectus supplement);
•	impair your right to sue for payment;
•	adversely affect any right to convert or exchange a debt security in accordance with its terms;
•	modify the subordination provisions in the indenture in a manner that is adverse to holders of the debt securities;
•	reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;
•	reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;
•	modify any other aspect of the provisions of the indenture dealing with supplemental indentures, modification and waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and
•	change any obligation we have to pay additional amounts.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

Changes Requiring Majority Approval

Any other change to the indenture and the debt securities would require the following approval:

•	if the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series; and
•	if the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

The holders of a majority in principal amount of all of the series of debt securities issued under an indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “— Changes Requiring Your Approval.”

Further Details Concerning Voting

When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

•	for original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default;
•	for debt securities whose principal amount is not known (for example, because it is based on an index), we will use a special rule for that debt security described in the prospectus supplement; and
•	for debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “— Defeasance — Full Defeasance.”

We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

Defeasance

The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

Covenant Defeasance

Under current U.S. federal tax law, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If applicable, you also would be released from the subordination provisions described under “— Indenture Provisions — Subordination” below. In order to achieve covenant defeasance, we must do the following:

•	if the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates; and
•	we may be required to deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity.

We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with.

If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.

Full Defeasance

If there is a change in U.S. federal tax law, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

•	if the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates;
•	we may be required to deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity, as under current U.S. federal tax law the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit; and
•	we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If applicable, you would also be released from the subordination provisions described later under “— Indenture Provisions — Subordination.”

Form, Exchange and Transfer of Certificated Registered Securities

If registered debt securities cease to be issued in book-entry form, they will be issued:

•	only in fully registered certificated form;
•	without interest coupons; and
•	unless we indicate otherwise in the prospectus supplement, in denominations of $1,000 and amounts that are multiples of $1,000.

Holders may exchange their certificated securities for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed.

Holders may exchange or transfer their certificated securities at the office of their trustee. We may appoint the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities, and may appoint another entity to perform these functions or perform them ourselves.

Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.

If we have designated additional transfer agents for your debt security, they will be named in the prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.

Resignation of Trustee

Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions — Subordination

Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness, but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money’s worth.

In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities before all Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.

By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

“Senior Indebtedness” is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

•	our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed (other than indenture securities issued under the indenture and denominated as subordinated debt securities), unless in the instrument creating or evidencing the same or under which the same is outstanding it is provided that this indebtedness is not senior or prior in right of payment to the subordinated debt securities; and
•	renewals, extensions, modifications and refinancings of any of this indebtedness.

If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Senior Indebtedness outstanding as of a recent date.

The Trustee Under the Indenture

We intend to use a nationally recognized financial institution to serve as the trustee under the indenture.

DESCRIPTION OF OUR WARRANTS

The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.

We may issue warrants to purchase shares of our common stock, preferred stock or debt securities. Such warrants may be issued independently or together with shares of common stock and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•	the title of such warrants;
•	the aggregate number of such warrants;
•	the price or prices at which such warrants will be issued;
•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;
•	if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;
•	in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which this principal amount of debt securities may be purchased upon such exercise;
•	in the case of warrants to purchase common stock or preferred stock, the number of shares of common stock or preferred stock, as the case may be, purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;
•	the date on which the right to exercise such warrants shall commence and the date on which such right will expire;
•	whether such warrants will be issued in registered form or bearer form;

•	if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;
•	if applicable, the date on and after which such warrants and the related securities will be separately transferable;
•	information with respect to book-entry procedures, if any;
•	the terms of the securities issuance upon exercise of the warrants
•	if applicable, a discussion of certain U.S. federal income tax considerations; and
•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including, in the case of warrants to purchase debt securities, the right to receive principal, premium, if any, or interest payments, on the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture or, in the case of warrants to purchase common stock or preferred stock, the right to receive dividends, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.

Under the 1940 Act, we may generally only offer warrants provided that (1) the warrants expire by their terms within ten years; (2) the exercise or conversion price is not less than the current market value at the date of issuance; (3) our stockholders authorize the proposal to issue such warrants, and our Board of Directors approves such issuance on the basis that the issuance is in the best interests of the Company and its stockholders; and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, as well as options and rights, at the time of issuance may not exceed 25% of our outstanding voting securities.

PROVISIONS OF THE MARYLAND GENERAL CORPORATION LAW AND
OUR CHARTER AND BYLAWS

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us, and our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our charter and our bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in any such capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to pay or reimburse reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

We have entered into indemnification agreements with each of our directors and executive officers, as well as our Manager and its directors, officers, employees and affiliates. The indemnification agreements require, among other things, that we indemnify such persons to the fullest extent permitted by law, and advance to such persons all related expenses, subject to reimbursements if it is subsequently determined that indemnification is not permitted. Under these agreements, we must also indemnify and advance all expenses incurred by such persons seeking to enforce their rights under the indemnification agreements, and may cover our directors and executive officers under our directors’ and officers’ liability insurance. Although the form of indemnification agreement offers substantially the same scope of coverage afforded by law, it provides greater assurance to our directors and executive officers and such other persons that indemnification will be available because, as a contract, it cannot be modified unilaterally in the future by our Board of Directors or the stockholders to eliminate the rights it provides.

Anti-Takeover Provisions

The Maryland General Corporation Law and our charter and our bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. We believe the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors

Our Board of Directors is divided into three classes of directors serving staggered three-year terms. Directors of each class will be elected to serve for three-year terms and each year one class of directors will be elected by the stockholders. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of our management and policies.

Election of Directors

Our charter and our bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect a director. Pursuant to our charter and our bylaws, our Board of Directors may amend the bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

Our charter provides that the number of directors will be set only by the Board of Directors in accordance with our bylaws. Our bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than one or more than seven. Our charter provides that, at such time as we have at least three independent directors and our common stock is registered under the Exchange Act, we elect to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board of Directors. Accordingly, at such time, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by Stockholders

Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting, unless the charter provides for action by less than unanimous consent, which our charter does not. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of individuals for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by or at the direction of the Board of Directors or (3) by a stockholder who was a stockholder of record both at the time of giving of notice and at the time of the meeting, who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of individuals for election to the Board of Directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who was a stockholder of record both at the time of giving of notice and at the time of the meeting, who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board of Directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

Our bylaws provide that special meetings of stockholders may be called by our Board of Directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of all the votes entitled to be cast on the matter. Our charter also provides that certain charter amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least 80 percent of our continuing directors (in addition to approval by our Board of Directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our charter as our current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the Board of Directors.

Our charter and our bylaws provide that the Board of Directors will have the exclusive power to adopt, alter or repeal any provision of our bylaws and to make new bylaws.

No Appraisal Rights

Our charter provides that stockholders will not be entitled to exercise appraisal rights, unless a majority of our entire board of directors shall determine such rights apply.

Control Share Acquisitions

The Maryland Control Share Acquisition Act provides that a holder of control shares of a Maryland corporation acquired in a control share acquisition has no voting rights with respect to those shares except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;
•	one-third or more but less than a majority; or
•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of issued and outstanding control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the Board of Directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations, including, as provided in our bylaws, compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation.

Our bylaws provide that any and all acquisitions by any person of shares of our stock are exempt from the Control Share Acquisition Act. However, there can be no assurance that our Board of Directors may not in the future amend our bylaws to repeal or modify this exemption, making us subject to the Control Share Acquisition Act. However, our Board of Directors will not amend our bylaws to make us subject to the Control Share Acquisition Act unless our Board of Directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Control Share Acquisition Act does not conflict with the 1940 Act.

Business Combinations

The Maryland Business Combination Act provides that certain “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s shares; or
•	an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the Board of Directors approved in advance the transaction by which he otherwise would have become an interested stockholder. However, in approving a transaction, the Board of Directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by our Board of Directors.

After the five-year prohibition, any business combination between the corporation and an interested stockholder generally must be recommended by the Board of Directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and
•	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the Board of Directors before the time that the interested stockholder becomes an interested stockholder. Our Board of Directors has adopted a resolution exempting any business combination with any person from the Business Combination Act, provided that any business combination is first approved by the Board of Directors, including approval of a majority of the members of the Board of Directors who are not interested persons of the acquiring person. This resolution may be altered or repealed, in whole or in part, at any time by our Board of Directors.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Acquisition Act and the Business Combination Act (if our board adopts a resolution to be subject to such Act), or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

REGULATION

We have elected to be regulated as a BDC under the 1940 Act. By electing to be treated as a BDC, we are subject to various provisions of the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates (including any investment advisers or sub-advisers), principal underwriters and certain affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, we may not change the nature of our business so as to cease to be, or withdraw our election to be regulated as, a BDC without first obtaining the approval of a majority of our outstanding voting securities. Under the 1940 Act, the vote of holders of a “majority” means the vote of the holders of the lesser of: (i) 67% or more of the outstanding shares of the company’s common stock present at a meeting or represented by proxy if holders or more than 50% of the shares of the company’s common stock are present or represented by proxy or (ii) more than 50% of the company’s outstanding shares of common stock.

The Investment Adviser’s Act of 1940, or the Advisers Act, generally permits the payment of compensation based on capital gains in an investment advisory contract between an investment adviser and a BDC. We have elected to be regulated as a BDC in order to provide incentive compensation to our Manager based on the capital appreciation of our portfolio.

The following is a brief description of the requirements of the 1940 Act, and is qualified in its entirety by reference to the full text of the 1940 Act and the rules thereunder.

We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act. Our intention is to not write (sell) or buy put or call options to manage risks associated with the publicly traded securities of our portfolio companies, except (a) that we may enter into hedging transactions to manage the risks associated with commodity price and interest rate fluctuations, (b) to the extent we purchase or receive warrants to purchase the common stock of our portfolio companies or conversion privileges in connection with acquisition financing or other investments, and (c) in connection with an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances.

We do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, we generally are prohibited from (a) acquiring more than 3% of the voting stock of any investment company, (b) investing more than 5% of the value of our total assets in the securities of one investment company, or (c) investing more than 10% of the value of our total assets in the securities of investment companies in the aggregate. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses. None of these policies are fundamental and all may be changed without stockholder approval.

Qualifying Assets

A BDC must be organized and have its principal place of business in the United States and operate for the purpose of investing in the types of securities described in 1, 2 and 3 below. A BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our business are the following:

1.	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions):
a.	is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer that:
i.	is organized under the laws of, and has its principal place of business in, the United States;
ii.	is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and
iii.	does not have any class of securities listed on a national securities exchange;
b.	is a company that meets the requirements of (a)(i) and (ii) above, but is not an eligible portfolio company because it has issued a class of securities on a national securities exchange, if:
i.	at the time of the purchase, we own at least 50% of the (A) greatest number of equity securities of such issuer and securities convertible into or exchangeable for such securities; and (B) the greatest amount of debt securities of such issuer, held by us at any point in time during the period when such issuer was an eligible portfolio company; and;
ii.	we are one of the 20 largest holders of such issuer’s outstanding voting securities; or;
c.	is a company that meets the requirements of (a)(i) and (ii) above, but is not an eligible portfolio company because it has issued a class of securities on a national securities exchange, if the aggregate market value of such company’s outstanding voting and non-voting common equity is less than $250 million.
2.	Securities of any eligible portfolio company that we control.
3.	Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from a person who is, or has been during the preceding thirteen months, an affiliated person of such issuer, or from any person in transactions incident thereto, if immediately prior to the purchase of its securities such issuer is in bankruptcy and subject to reorganization under the supervision of a court of competent jurisdiction, or subject to a plan or arrangement resulting from such bankruptcy proceedings or reorganization, or if the issuer, immediately prior to the purchase of its securities was not in bankruptcy proceedings but was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.
4.	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.
5.	Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.
6.	Cash, cash equivalents, U.S. government securities or high-quality debt maturing in one year or less from the time of investment.

Control investments include both majority-owned control investments (50% or more owned) and non-majority owned control investments (more than 25% but less than 50% owned). Non-control investments include both affiliate investments (5% to 25% owned) and non-affiliate investments (less than 5% owned).

Managerial Assistance to Portfolio Companies

In order to count portfolio securities as qualifying assets for the purpose of the 70% Test, as a BDC, we must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than certain small and solvent companies described above) significant managerial assistance. Making available significant managerial assistance means, among other things, (1) any arrangement whereby we, through our directors, officers or employees, offer to provide, and, if accepted, do so provide, significant guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company, or (2) the exercise of a controlling influence over the management or policies of a portfolio company by us acting individually or as part of a group acting together to control such company. We may satisfy the requirements of clause (1) with respect to a portfolio company by purchasing securities of such company as part of a group of investors acting together if one person in such group provides the type of assistance described in such clause.

Temporary Investments

Pending investment in other types of “qualifying assets,” as described above, our investments generally consist of cash, cash equivalents, U.S. government securities or high-quality debt maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we invest in commercial paper, U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. Government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the asset diversification requirements in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our Manager will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Co-Investments

The 1940 Act contains certain prohibitions relating to co-investments by us and NGP affiliates. Although NGP-affiliated funds may make investments in securities like our targeted investments, these funds seek rates of return substantially in excess of those we seek and focus primarily on investments in common equity or other junior securities in the capital structure in order to achieve their targeted rates of return. We may have an opportunity to invest in a company in which an NGP private equity fund is also making an investment, although we do not currently anticipate encountering any significant number of these situations. An example could be a situation in which an energy company was seeking both debt capital, similar to our targeted investments, and equity capital, similar to that typically provided by the NGP-affiliated funds. Another example could be a situation in which an NGP-affiliated fund was seeking co-investors for an equity investment that is outside of our targeted investments, but which would be attractive to us.

Generally we may participate in a co-investment with NGP and its affiliates only in accordance with the rules and regulations prescribed by the SEC for the purpose of preventing participation by a BDC in such a transaction on a basis less advantageous than that of the other parties to the transaction. If we wish to make a co-investment with NGP or one of its affiliates and there is no regulatory authority to permit such a co-investment without the approval of the SEC, we may seek an order from the SEC permitting the specific investment. Depending on the particular situation, we may elect to seek such an order for a particular transaction or we may elect to seek a blanket order exempting certain classes of transactions that have substantially the same characteristics. Although the SEC has granted similar relief to other BDCs on a transaction by transaction basis in the past, we cannot be certain that our application for such relief on a single transaction will be granted or what conditions may be imposed by the SEC, nor can we have any certainty on the granting of any such blanket order. Moreover, the length of time to obtain such an order may make it impracticable. If the requested order were not sought or not obtained, then in a situation in which an energy company was seeking both debt and equity capital, such company would make the determination as to whether it would proceed with obtaining capital from us in a targeted investment or alternatively from an NGP-affiliated fund in an equity investment.

Senior Securities

The 1940 Act permits us, under specified conditions, to issue multiple classes of senior indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we are required to make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We are also permitted to borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage.

Sale and Purchase of Shares

We may sell shares of our common stock at a price below our prevailing net asset value per share only upon the approval of the policy by security holders holding a majority of the shares we have issued, including a majority of shares held by nonaffiliated security holders except in connection with an offering to our existing stockholders (including a rights offering), upon conversion of a convertible security, or upon exercise of certain warrants. We may repurchase our shares subject to the restrictions of the 1940 Act.

Regulated Investment Company

We operate our business so as to be taxed as a RIC under Subchapter M of the Code. See “Material U.S. Federal Income Tax Considerations — Election to be Taxed as a RIC” and “— Taxation as a RIC.”

Code of Ethics

We have adopted a code of business conduct and ethics applicable to our directors, officers (including our principal executive officer, principal compliance officer, principal financial officer, and controller, or persons performing similar functions) and employees. In addition, we and our Manager have adopted a joint code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to such code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. Copies of our code of business conduct and ethics and joint code of ethics will be provided to any person, without charge, upon request. Contact L. Scott Biar at 713-752-0062 to request a copy or send the request to NGP Capital Resources Company, Attn: L. Scott Biar, 909 Fannin, Suite 3800, Houston, Texas 77010. Additionally, our code of business conduct and ethics is available on our corporate website, www.ngpcrc.com, in the corporate governance section. If any substantive amendments are made to our code of business conduct and ethics or if we grant any waiver, including any implicit waiver, from a provision of the code to any of our executive officers and directors, we will disclose the nature of such amendment or waiver in a report on Form 8-K.

Proxy Voting Policies and Procedures

SEC registered advisers that have the authority to vote client proxies (which authority may be implied from a general grant of investment discretion) are required to adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of its clients. Registered advisers also must maintain certain records on proxy voting. In many cases, we will invest in securities that do not generally entitle us to voting rights in our portfolio companies. When we do have voting rights, we will delegate the exercise of such rights to our manager. Our manager’s proxy voting policies and procedures are summarized below.

Our Manager reviews each proxy proposal to determine whether the proposal is in our best interests. Our Manager will, in a prudent and diligent manner, vote proxies in our best interest consistent with the objective of maximizing long-term investment returns. We may provide our Manager with a statement of voting policy, which our Manager will follow unless to do so would be inconsistent with applicable laws or regulations or our Manager’s fiduciary responsibility. In effecting its policy on voting proxies, there may be occasions where the voting of such proxies may present an actual or perceived conflict of interest between our Manager and us. Our Manager consults with legal counsel to identify potential conflicts of interest. Where a potential conflict of interest exists, our Manager will, resolve it by voting matters that are specifically covered by our Manager’s policies and procedures in accordance with such policies or procedures, if it so elects, resolve it by following the recommendation of a disinterested third party, by seeking the direction of the independent directors of the company or, in extreme cases, by abstaining from voting. While our Manager may retain an outside service to provide voting recommendations, such as Investor Responsibility Research Center, and to assist in analyzing votes, our Manager will not delegate its voting authority to any third party.

An officer of our Manager will keep a written record of how all such proxies are voted. Our Manager will retain records of (1) proxy voting policies and procedures, (2) all proxy statements received (unless available on the SEC’s EDGAR system in lieu thereof), (3) all votes cast on our behalf, (4) investor requests for voting information, and (5) any specific documents prepared or received in connection with a decision on a proxy vote. If it uses an outside service, our Manager may rely on such service to maintain copies of proxy statements and records, so long as such service will provide a copy of such documents promptly upon request.

Our Manager’s proxy voting policies are not exhaustive and are designed to be responsive to the wide range of issues that may be subject to a proxy vote. In general, our Manager will vote our proxies in accordance with these guidelines unless: (1) it has determined otherwise due to the specific and unusual facts and circumstances with respect to a particular vote, (2) the subject matter of the vote is not covered by these guidelines, (3) a material conflict of interest is present, or (4) we find it necessary to vote contrary to our general guidelines to maximize stockholder value or our best interests.

In reviewing proxy issues, our Manager generally will use the following guidelines:

Routine Matters.  When voting on routine ballot items, the following proposals are generally voted in support of management: (1) uncontested elections of directors; (2) selection or ratification of auditors; (3) approval of financial statements, directors, and auditor reports; (4) limiting directors’ liability and broadening indemnification of directors; (5) recommendations to set retirement ages or require specific levels of stock ownership by directors; (6) general updating/corrective amendments to the charter; (7) elimination of cumulative voting or preemptive rights; and (8) proposals related to the conduct of the annual meeting except those proposals that relate to the “transaction of such other business which may come before the meeting.”

Non-routine Proposals Voted in Support of Management.  The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a stockholder, are generally voted in support of management: (1) capitalization changes that eliminate other classes of stock and voting rights; (2) proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (a) a clear and legitimate business purpose is stated, (b) the number of shares requested is reasonable in relation to the purpose for which authorization is requested, (c) the authorization does not exceed 100% of the shares currently authorized and (d) at least 30% of the new authorization will be outstanding; (3) proposals to create new classes of preferred stock or for issuances of preferred stock up to 50% of issued capital; (4) proposals for share repurchase plans; (5) proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock; (6) proposals to effect stock splits; (7) director fees, provided the amounts are not excessive relative to other companies in the country or industry; (8) employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees; and (9) establishment of employee stock option plans and other employee ownership plans.

Non-routine Proposals Voted Against.  The following non-routine proposals are generally voted against (notwithstanding management support): (1) capitalization changes that add classes of stock that substantially dilute the voting interests of existing stockholders; (2) proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or super-voting rights; (3) creation of “blank check” preferred stock, (4) changes in capitalization by 100% or more; (5) compensation proposals that allow for discounted stock options that have not been offered to employees in general; (6) amendments to bylaws that would require a supermajority stockholder vote to pass or repeal certain provisions; and (7) proposals to indemnify auditors.

Non-routine Proposals Considered on a Case-by-Case Basis.  The following types of non-routine proposals are voted as determined by our manager: (1) mergers, acquisitions, and other special corporate transactions; (2) change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to stockholders if triggered; (3) stockholders rights plans that allow appropriate offers to stockholders to be blocked by the board or trigger provisions that prevent legitimate offers from proceeding; (4) executive/director stock option plans; (5) proposals requiring stockholder ratification of poison pills; and (6) anti-takeover and related provisions that serve to prevent the majority of stockholders from exercising their rights or effectively deter the appropriate tender offers and other offers.

Stockholder Proposals.  The following stockholder proposals will be voted as determined by our manager: (1) proposals that limit tenure of directors; (2) proposals to limit golden parachutes; (3) proposals requiring directors to own large amounts of stock to be eligible for election; (4) restoring cumulative voting in the election of directors; (5) proposals that request or require disclosure of executive compensation in addition to the disclosure required by SEC regulations; (6) proposals that limit retirement benefits or executive compensation; (7) proposals requiring stockholder approval for bylaw or charter amendments; (8) proposals requiring stockholder approval for stockholder rights plan or poison pill; (9) proposals requiring stockholder approval of golden parachutes; (10) proposals eliminating certain anti-takeover related provisions; and (11) proposals prohibiting payment of greenmail. The following stockholder proposals are generally not supported: (1) requirements that the portfolio company prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional stockholders; (2) restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or best interest impact on the stockholders; and (3) proposals that require inappropriate endorsements or corporate actions.

Stockholders may obtain information regarding how we voted proxies with respect to our portfolio companies free of charge by making a written request for proxy voting information to: NGP Capital Resources Company, 909 Fannin, Suite 3800, Houston, Texas 77010.

Affiliated Transactions

We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our Board of Directors who are not interested persons and, in some cases, prior approval of the SEC.

Limited Interpretation of the 1940 Act

Even though the provisions of the 1940 Act establishing and regulating BDCs were adopted by Congress in 1980, there are no judicial and few administrative interpretations of portions of the legislation. There is no assurance that the provisions of the 1940 Act applicable to us will be interpreted or administratively implemented in a manner consistent with our objectives and intended manner of operation.

Other

We have designated a chief compliance officer and established a compliance program pursuant to the requirements of the 1940 Act. We will be periodically examined by the SEC for compliance with the 1940 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

The Sarbanes-Oxley Act of 2002 imposes a wide variety of regulatory requirements on publicly held companies and their insiders. Many of these requirements affect us. The Sarbanes-Oxley Act has required us to review our policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all future regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

In addition, The NASDAQ Global Select Market has adopted various corporate governance requirements as part of its listing standards. We believe we are in compliance with such corporate governance listing standards. We will continue to monitor our compliance with all future listing standards and will take actions necessary to ensure that we are in compliance therewith.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Our securities are held under a custody agreement by Wells Fargo Bank, National Association, or Wells Fargo. The address of Wells Fargo is: 750 N. St. Paul Place, Suite 1750, Dallas, Texas 75201. American Stock Transfer & Trust Company, LLC, or AST, acts as our transfer agent, dividend paying agent and registrar. The address of AST is: 59 Maiden Lane, New York, New York 10038.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we will generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our business. Subject to policies established by our Board of Directors, our Manager will be primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our Manager does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While our Manager generally will seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our Manager may select a broker based partly upon brokerage or research services provided to our Manager and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if our Manager determines in good faith that such commission is reasonable in relation to the services provided.

PLAN OF DISTRIBUTION

We may offer, from time to time, up to $250 million of our common stock, preferred stock, subscription rights to purchase shares of our common stock, debt securities or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, separately or as units comprised of any combination of the foregoing, in one or more offerings. We may sell securities in any of three ways (or in any combination): (a) through underwriters or dealers, (b) directly to one or more purchasers, including existing stockholders in a rights offering, or (c) through agents. In the case of a rights offering, the applicable prospectus supplement will set forth the number of shares of our common stock issuable upon the exercise of each right and the other terms of such rights offering.

The distribution of the securities may be effected from time to time in one or more transactions, including sales “at the market” to or through a market maker or into an existing trading market, on an exchange or otherwise, for shares, at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock, less any underwriting commissions or discounts, must equal or exceed the net asset value per share of our common stock at the time of the offering.

The prospectus supplement will set forth the terms of the offering of our securities, including:

•	the names of any underwriters, dealers or agents and the amount of securities underwritten or purchased by each of them;
•	the offering price of the securities and the proceeds to us and any discounts, commissions or concessions allowed or reallowed or paid to dealers; and
•	any securities exchanges on which the securities may be listed.

In connection with the sale of the shares of our securities, underwriters or agents may receive compensation from us or from purchasers of the shares of our common stock, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell our securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of our securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of our securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement.

Any securities sold pursuant to a prospectus supplement will be quoted on The NASDAQ Global Select Market, or another exchange on which the common stock is traded.

Under agreements that we may enter, underwriters, dealers and agents who participate in the distribution of shares of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase shares of our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment).

The maximum commission or discount to be received by any member of the Financial Industry Regulatory Authority, Inc., or FINRA, or independent broker-dealer in connection with the sale of shares pursuant to this prospectus and the accompanying prospectus supplement will not exceed 8% of the aggregate offering price of the securities as set forth on the cover page of the applicable prospectus supplement.

In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

LEGAL MATTERS

The legality of the securities offered hereby will be passed upon for us by Venable LLP, Baltimore, Maryland, Maryland counsel. Certain legal matters in connection with the offering will be passed upon for the underwriters, if any, by the counsel named in the prospectus supplement.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements as of December 31, 2011 and 2010 and for each of the three years in the period ended December 31, 2011 and management’s assessment of the effectiveness of internal control over financial reporting (which is included in Management’s Report on Internal Control over Financial Reporting) as of December 31, 2011 included in this prospectus have been so included in reliance on the report of PricewaterhouseCoopers LLP, our former independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On April 12, 2012, we dismissed PricewaterhouseCoopers LLP, or PwC, as our independent registered public accounting firm. The decision to change accounting firms was made by our Audit Committee. The reports of PwC for the fiscal years ended December 31, 2011 and 2010 did not contain an adverse opinion or a disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audits of our consolidated financial statements for the fiscal years ended December 31, 2011 and 2010 and through April 12, 2012, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused them to make reference thereto in their reports on the financial statements for such years. During the two most recent fiscal years and through April 12, 2012, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K), except for the following matter:

As disclosed in Item 4 of our quarterly reports on Form 10-Q for the quarters ended March 31, 2010 and June 30, 2010, management concluded that we did not maintain effective controls over the determination and reporting of the provision for income taxes. Accordingly, management concluded that this control deficiency constituted a material weakness as of March 31, 2010 and June 30, 2010. Subsequently, we remediated the material weakness and concluded our internal control over financial reporting was effective as of September 30, 2010 (as previously reported in our quarterly report on Form 10-Q for the quarter ended September 30, 2010).

On April 12, 2012, we engaged Ernst & Young LLP as our new independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2012.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits under the Securities Act, with respect to our securities offered pursuant to this prospectus. The registration statement contains additional information about us and our securities being offered pursuant to this prospectus.

We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, NE, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s Internet site at www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

PRIVACY POLICY

We and our Manager are committed to protecting the confidentiality and security of your private investment records and personal information and to respect the privacy of our stockholders and clients. Our policies and procedures are designed to safeguard your information and to only permit appropriate and authorized access to and use of this information.

We are providing you this information as required by state and federal law.

In order to carry out the functions necessary to service our stockholders, we and our service providers collect certain nonpublic personal information about you from applications or other forms you submit to us or information we receive from you over the telephone (for example, your name, Social Security number, address, telephone number, and share holdings).

We do not market or disclose any nonpublic personal information about you to anyone, except as required by law. This may include disclosing information to comply with applicable federal and state securities and corporate laws and regulations.

We restrict access to your personal and stockholder information to our employees and service providers and their employees who need to know that information to service your account. We, our employees, service providers and affiliates maintain physical, electronic and procedural safeguards that are designed to comply with federal standards to guard your nonpublic personal information. If you cease to be a stockholder of the Company, we will continue to treat your nonpublic personal information as described in this notice.

We may amend our privacy policy from time to time. As required by law, we will send record holders of our securities our most recent privacy policy at least annually.

INDEX TO ANNUAL CONSOLIDATED FINANCIAL STATEMENTS OF
NGP CAPITAL RESOURCES COMPANY

MANAGEMENT’S REPORT ON INTERNAL CONTROL OVER FINANCIAL REPORTING

Management is responsible for establishing and maintaining adequate internal control over financial reporting, as such term is defined in Rule 13a-15(f) promulgated under the Exchange Act.

Our internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Our internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the Company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the Company are being made only in accordance with authorizations of management and the Board of Directors of the Company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the Company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies and procedures may deteriorate.

Management has evaluated the effectiveness of its internal control over financial reporting as of December 31, 2011. In making its assessment of internal control over financial reporting, management used the criteria established by the Committee of Sponsoring Organizations of the Treadway Commissions (COSO) in Internal Control — Integrated Framework. Based on the results of this evaluation, management has determined that, as of December 31, 2011, our internal control over financial reporting is effective based on the criteria in Internal Control — Integrated Framework issued by COSO.

Our independent registered public accounting firm that has audited our financial statements has also audited the effectiveness of our internal control over financial reporting as of December 31, 2011, as stated in their report included herein.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders
of NGP Capital Resources Company

In our opinion, the accompanying consolidated balance sheets, including the consolidated schedules of investments, and the related consolidated statements of operations, of changes in stockholders’ equity (net assets) and of cash flows present fairly, in all material respects, the financial position of NGP Capital Resources Company and its subsidiaries at December 31, 2011 and 2010, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2011 in conformity with accounting principles generally accepted in the United States of America. In addition, in our opinion, the financial statement schedule listed in the accompanying index under item 15(a)(2) presents fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements. Also in our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2011, based on criteria established in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). The Company’s management is responsible for these financial statements and financial statement schedule, for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting, included in Management’s Report on Internal Control over Financial Reporting appearing under Item 9A. Our responsibility is to express opinions on these financial statements, on the financial statement schedule, and on the Company’s internal control over financial reporting based on our integrated audits. We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement and whether effective internal control over financial reporting was maintained in all material respects. Our audits of the financial statements included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our audit of internal control over financial reporting included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audits also included performing such other procedures as we considered necessary in the circumstances. Our procedures included confirmation of securities at December 31, 2011 by correspondence with the issuer or other appropriate party, and where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

/s/ PricewaterhouseCoopers LLP

Houston, Texas
March 9, 2012

NGP CAPITAL RESOURCES COMPANY

CONSOLIDATED BALANCE SHEETS
(In Thousands, Except Share and Per Share Amounts)

	December 31, 2011	December 31, 2010
Assets
Investments in portfolio securities at fair value
Control investments – majority owned (cost: $0 and $89,503, respectively)	$150	$70,973
Affiliate investments (cost: $36,778 and $34,146, respectively)	13,498	33,064
Non-affiliate investments (cost: $135,824 and $114,852, respectively)	131,409	112,026
Total investments	145,057	216,063
Cash and cash equivalents	106,570	68,457
Accounts receivable and other current assets	1,442	3,096
Interest receivable	792	2,236
Prepaid assets	2,720	1,737
Total current assets	111,524	75,526
Total assets	$256,581	$291,589
Liabilities and net assets
Current liabilities
Accounts payable and accrued expenses	$739	$526
Management and incentive fees payable	1,190	1,376
Payables for investment securities purchased	417	—
Dividends payable	3,893	3,893
Income taxes payable	66	50
Total current liabilities	6,305	5,845
Deferred tax liabilities	10	18
Long-term debt	50,000	50,000
Total liabilities	56,315	55,863
Commitments and contingencies (Note 8)
Net assets
Common stock, $.001 par value, 250,000,000 shares authorized; 21,628,202 shares issued and outstanding	22	22
Paid-in capital in excess of par	255,486	295,684
Undistributed net investment income (loss)	(518)	(7,846)
Undistributed net realized capital gain (loss)	(30,286)	(32,779)
Net unrealized appreciation (depreciation) on investments	(24,438)	(19,355)
Total net assets	200,266	235,726
Total liabilities and net assets	$256,581	$291,589
Net asset value per share	$9.26	$10.90

(See accompanying notes to consolidated financial statements)

NGP CAPITAL RESOURCES COMPANY

CONSOLIDATED STATEMENTS OF OPERATIONS
(In Thousands, Except Per Share Data)

	Year Ended December 31,
	2011	2010	2009
Investment income
Interest income:
Control investments – majority owned	$8,605	$4,180	$1,975
Affiliate investments	1,325	3,674	4,786
Non-affiliate investments	15,587	13,153	16,757
Royalty income (loss), net of amortization:
Control investments – majority owned	1,195	1,792	1,246
Non-affiliate investments	1,031	(845)	(6,466)
Commodity derivative income, net of expired options	—	16	6,000
Other income	160	1,615	222
Total investment income	27,903	23,585	24,520
Operating expenses
Interest expense and bank fees	1,473	1,261	2,861
Management and incentive fees	5,422	5,548	6,438
Professional fees	1,065	878	950
Insurance expense	728	741	791
Other general and administrative expenses	3,346	3,663	3,561
Total operating expenses	12,034	12,091	14,601
Income tax provision (benefit), net	60	54	191
Net investment income	15,809	11,440	9,728
Net realized capital gain (loss) on investments
Control investments – majority owned	(32,978)	(33,298)	(488)
Non-affiliate investments	2,364	22	(13,841)
Total net realized capital (loss) on investments	(30,614)	(33,276)	(14,329)
Net unrealized appreciation (depreciation) on investments
Control investments – majority owned	18,680	27,611	(24,271)
Affiliate investments	(22,197)	(1,934)	2,993
Non-affiliate investments	(1,588)	5,500	15,664
Benefit (provision) for taxes on unrealized appreciation (depreciation) on investments	22	1,133	1,396
Total net unrealized appreciation (depreciation) on investments	(5,083)	32,310	(4,218)
Net increase (decrease) in net assets resulting from operations	$(19,888)	$10,474	$(8,819)
Net increase (decrease) in net assets resulting from operations per common share	$(0.92)	$0.49	$(0.41)
Dividends declared per common share	$0.72	$0.69	$0.64
Weighted average shares outstanding – basic and diluted	21,628	21,628	21,628

(See accompanying notes to consolidated financial statements)

NGP CAPITAL RESOURCES COMPANY

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS
(In Thousands)

	Common Stock		Paid-in Capital in Excess of Par	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Capital Gain (Loss)	Net Unrealized Appreciation (Depreciation) on Investments	Total Net Assets
	Shares	Amount
Balance at December 31, 2008	21,628	$22	$311,520	$(3,297)	$2,038	$(47,447)	$262,836
Net increase (decrease) in net assets resulting from operations	—	—	(7,713)	2,153	959	(4,218)	(8,819)
Dividends declared	—	—	—	(3,801)	(2,997)	—	(6,798)
Return of capital	—	—	(7,044)	—	—	—	(7,044)
Balance at December 31, 2009	21,628	22	296,763	(4,945)	—	(51,665)	240,175
Net increase (decrease) in net assets resulting from operations	—	—	(1,079)	12,022	(32,779)	32,310	10,474
Dividends declared	—	—	—	(14,923)	—	—	(14,923)
Balance at December 31, 2010	21,628	22	295,684	(7,846)	(32,779)	(19,355)	235,726
Net increase (decrease) in net assets resulting from operations	—	—	(40,198)	22,900	2,493	(5,083)	(19,888)
Dividends declared	—	—	—	(15,572)	—	—	(15,572)
Balance at December 31, 2011	21,628	$22	$255,486	$(518)	$(30,286)	$(24,438)	$200,266

(See accompanying notes to consolidated financial statements)

NGP CAPITAL RESOURCES COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS
(In Thousands)

	Year Ended December 31,
	2011	2010	2009
Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$(19,888)	$10,474	$(8,819)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Payment-in-kind interest	(7,230)	(4,547)	(4,118)
Net amortization of premiums, discounts and fees	(2,437)	8,276	13,313
Net realized capital loss on investments	30,614	33,276	14,329
Net unrealized (appreciation) depreciation on investments	5,105	(31,177)	5,614
Net deferred income tax liabilities	(8)	(5)	645
Effects of changes in operating assets and liabilities:
Accounts receivable and other current assets	1,654	(980)	(1,882)
Interest receivable	1,444	(995)	1,169
Prepaid assets	(983)	465	(303)
Payables and accrued expenses	460	(625)	(3,482)
Purchase of investments in portfolio securities	(106,558)	(64,168)	(49,780)
Proceeds from redemption of investments in portfolio securities	151,512	42,382	79,330
Purchase of investments in U.S. Treasury Bills	(30,601)	—	—
Proceeds from redemption of investments in U.S. Treasury Bills	30,601	—	—
Net cash provided by (used in) operating activities	53,685	(7,624)	46,016
Cash flows from financing activities
Borrowings under revolving credit facilities	160,000	224,905	139,500
Repayments on revolving credit facilities	(160,000)	(242,405)	(192,000)
Dividends paid	(15,572)	(14,707)	(11,989)
Return of capital	—	—	(7,044)
Net cash used in financing activities	(15,572)	(32,207)	(71,533)
Net increase (decrease) in cash and cash equivalents	38,113	(39,831)	(25,517)
Cash and cash equivalents, beginning of period	68,457	108,288	133,805
Cash and cash equivalents, end of period	$106,570	$68,457	$108,288
Supplemental Disclosures:
Cash paid for interest	$442	$412	$1,510
Cash paid for taxes	51	67	3,654

(See accompanying notes to consolidated financial statements)

NGP CAPITAL RESOURCES COMPANY

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2011
(In Thousands, Except Share Amounts and Percentages)

Portfolio Company	Energy Industry Segment	Investment(1)	Principal	Cost	Fair Value(2)
Control Investments – Majority Owned (50% or more owned)
BSR Holdings, LLC(11)	Oil & Natural Gas Production and Development	100% of membership interests of BSR Holdings, LLC		$—	$—
DeanLake Operator, LLC(11)	Oil & Natural Gas Production and Development	Class A membership interests – entitled to 100% of distribution of DeanLake Operator, LLC		—	150
Rubicon Energy Partners, LLC(11)	Oil & Natural Gas Production and Development	4,000 LLC Units – 50% ownership of the assets of Rubicon Energy Partners, LLC		—	—
Subtotal Control Investments – Majority Owned (50% or more owned)				$—	$150
Affiliate Investments – (5% to 25% owned)
BioEnergy Holding, LLC(6)	Alternative Fuels and Specialty Chemicals	Senior Secured Notes (15%, due 3/06/2015)(4)	$16,662	$15,511	$—
		BioEnergy Holding Units – 11.1% of outstanding units of BioEnergy Holdings, LLC		1,297	—
		Myriant Corporation – 0.55% of outstanding common shares of Myriant Corporation		419	706
		Myriant Corporation Warrants(8)		49	64
Bionol Clearfield, LLC(6)	Alternative Fuels and Specialty Chemicals	Senior Secured Tranche C 2nd Lien Term Loan (LIBOR + 7% cash, LIBOR + 9% default, due 9/06/2016)(4)	4,950	4,950	—
Resaca Exploitation Inc.	Oil & Natural Gas Production and Development	Senior Unsecured Term Loan (9.5% cash or 12% PIK, due 12/31/2014)(21)	11,265	11,067	11,265
		Common Stock (1,360,972 shares) – representing 6.56% of outstanding common stock of Resaca Exploitation Inc.(3)(9)		3,235	1,197
		Warrants(13)		250	266
Subtotal Affiliate Investments – (5% to 25% owned)				$36,778	$13,498
Non-affiliate Investments – (Less than 5% owned)
Anadarko Petroleum Corporation 2007-III Drilling Fund	Oil & Natural Gas Production and Development	Net Profits Interest (Due 4/23/2032)	$3,183	$3,200	$3,483
ATP Oil & Gas Corporation-III	Oil & Natural Gas Production and Development	Limited Term Royalty Interest (12.35% annual interest, 13% IRR to pay-out)(19)		28,443	28,443
BP Corporation North America, Inc.	Oil & Natural Gas Production and Development	Put options to sell up to 141,376 Bbls of crude oil at a strike price of $65.00 per Bbl. 15 monthly contracts beginning on July 1, 2012 and expiring on September 30, 2013(3)		417	417
Black Pool Energy Partners, LLC	Oil & Natural Gas Production and Development	Senior Secured Term Loan (The greater of 18% or LIBOR + 14% default, due 10/24/2011)(18)	15,744	15,744	12,000
		3% Overriding Royalty Interest		8	100
		Warrants(10)		10	—
Castex Energy Development Fund, LP	Oil & Natural Gas Production and Development	Senior Secured Term Loan (The greater of 11.5% or LIBOR + 10.5%, due 12/31/2014)	27,500	26,996	27,500
		Castex Class B Units – 5%(16)		—	—
Chroma Exploration & Production, Inc.	Oil & Natural Gas Production and Development	11,595 Shares Series A Participating Convertible Preferred Stock(4)		2,222	—
		10,589 Shares Series AA Participating Convertible Preferred Stock(4)		2,090	500
		8.11 Shares Common Stock		—	—
		Warrants(5)		—	—

(See accompanying notes to consolidated financial statements)

NGP CAPITAL RESOURCES COMPANY

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2011
(In Thousands, Except Share Amounts and Percentages)
(Continued)

Portfolio Company	Energy Industry Segment	Investment(1)	Principal	Cost	Fair Value(2)
Non-affiliate Investments – (Less than 5% owned) — Continued
Crestwood Holdings, LLC	Natural Gas Gathering and Processing	Senior Secured Term Loan (The greater of 10.5% or LIBOR + 8.5%, due 10/01/2016)	$8,283	$8,132	$8,283
Globe BG, LLC	Coal Production	Contingent earn-out related to July 2011 sale of royalty interests in Alden Resources(15)	—	—	3,270
GMX Resources, Inc.(3)	Oil & Natural Gas Production and Development	Senior Convertible Notes (5%, due 2/1/2013)	12,661	11,332	8,103
Nighthawk Transport I, LP	Energy Services	LP Units(12)		—	—
		Warrants(12)		—	—
Pallas Contour Mining, LLC	Coal Mining	Senior Secured Term Loan (14%, due 10/14/2015)(20)	11,661	11,703	11,661
Powder River Acquisitions, LLC	Oil & Natural Gas Production and Development	Senior Secured Promissory Note (12% default, due 9/30/2011)(17)	3,241	3,241	3,241
Spirit Resources, LLC	Oil & Natural Gas Production and Development	Senior Secured Term Loan (The greater of 12% or LIBOR + 8%, due 4/27/2015)	12,250	12,018	12,250
		Warrants(14)		25	25
Tammany Oil & Gas, LLC	Oil & Natural Gas Production and Development	Senior Secured Term Loan (The greater of 13% or LIBOR + 8%, due 9/30/2012)	10,133	10,125	10,133
		3.33% Overriding Royalty Interest		113	1,000
		Warrants(7)		5	1,000
Subtotal Non-affiliate Investments – (Less than 5% owned)				$135,824	$131,409
TOTAL INVESTMENTS				$172,602	$145,057

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS

(1)	All of our targeted investments are collateral for obligations under our Investment Facility. See Note 4 of Notes to Consolidated Financial Statements. All investments are in entities with primary operations in the United States of America. Percentages represent interest rates in effect at the end of the period and due dates represent the contractual maturity dates. Warrants, common stocks, units, commodity derivative instruments and earn-outs are non-income producing securities, unless otherwise stated.
(2)	Our Board of Directors determines, in good faith, the final estimates of fair value of our investments. Fair value estimates are determined using unobservable inputs (Level 3 hierarchy), unless otherwise stated.
(3)	Fair value estimate is determined using prices with observable market inputs (Level 2 hierarchy). See Note 11 of the Notes to Consolidated Financial Statements.
(4)	Non-accrual status.
(5)	Chroma warrants expire on April 5, 2012 and provide us the right to purchase 2,462 shares of common stock at a purchase price of $75.00 per share.
(6)	BioEnergy Holdings, LLC owns 100% of Bionol Clearfield, LLC. In July 2011, both entities filed for protection under Chapter 7 of the U.S. Bankruptcy Code.
(7)	Tammany Oil & Gas, LLC warrants expire five years after repayment of principal and interest and provide us the right to purchase approximately 5% of membership shares at the exercise price of approximately $17.61 per share.
(8)	Myriant Corporation warrants expire on August 15, 2015 and provide us the right to purchase 32,680 shares of Myriant Corporation at a purchase price of $10.00 per share.
(9)	Resaca Exploitation, Inc. stock trades in U.S. dollars on the Alternative Investment Market of the London Stock Exchange.
(10)	Black Pool warrants expire seven years after repayment of principal and interest and provide us the right to purchase approximately 25% of membership interest at the exercise price of $0.01 per unit.

(See accompanying notes to consolidated financial statements)

NGP CAPITAL RESOURCES COMPANY

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2011
(Continued)

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued

(11)	Assets of this portfolio company have been sold. The legal entity, in which we retain an equity interest, is in the process of dissolution.
(12)	Due to insufficient recoveries in the liquidation under Nighthawk’s voluntary petition under Chapter 7 of the U.S. Bankruptcy Code, we recognized a realized loss of our total remaining investment in Nighthawk notes in December 2009. We retain ownership in warrants and units in Nighthawk and have assigned no value to those securities.
(13)	Resaca Exploitation, Inc. warrants expire 10 business days following termination of the credit agreement and entitle us to purchase up to 2,420,000 shares of Resaca common stock at a purchase price of $1.92 per share.
(14)	Spirit Resources, LLC penny warrants expire five years after repayment of principal and interest and entitle us to acquire 33% of the Units of Membership Interest.
(15)	Contingent payment of up to $6.8 million is dependent upon Alden Resources’ ability to achieve certain sales volume and operating efficiency levels during the three year period ending July 2014.
(16)	Lenders were granted 10%(5%net to NGPC) of the LP interest in Castex Energy Development Fund via Class B LP units that will become effective at the earlier of maturity or a liquidity event in which the Castex Energy Development Fund assets are sold.
(17)	We issued a written notice of default on September 30, 2011 and have filed suit against Powder River Acquisitions, LLC and an individual guarantor for failure to pay principal and interest when due.
(18)	The Term Loan to Black Pool Energy Partners, LLC matured on October 24, 2011 without repayment. We are currently negotiating with Black Pool toward a potential restructuring of the Term Loan.
(19)	Effective January 1, 2012, the applicable interest rate on the ATP Limited Term Royalty Interest increased from 12.35%to 13.2% and the contractual rate of return increased from 13% to 14%.
(20)	In January 2012, Pallas Contour violated a financial covenant under the Senior Secured Term Loan. Beginning February 1, 2012, the applicable interest rate under the loan is 17% as long as the covenant violation persists.
(21)	In March 2012, Resaca received a default notice from the agent for the Senior Unsecured Term Loan, regarding the violation of two financial covenants. Beginning March 2, 2012, the applicable interest rate under this loan is 14% as long as the covenant violation persists.

(See accompanying notes to consolidated financial statements)

NGP CAPITAL RESOURCES COMPANY

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2010
(In Thousands, Except Share Amounts and Percentages)

Portfolio Company	Energy Industry Segment	Investment(1)(2)(4)	Principal	Cost	Fair Value(3)
Control Investments – Majority Owned (50% or more owned)
Alden Resources, LLC(17)	Coal Production	Senior Secured Multiple-Advance Term Loan – Tranche A (The greater of 12.00% or LIBOR + 9.00% cash, due 1/05/2013)(18)	$16,497	$15,107	$15,007
		Senior Secured Multiple-Advance Term Loan – Tranche B (The greater of 12.00% or LIBOR + 9.00% cash, 15.00% or LIBOR + 12.00% PIK, due 1/05/2013)(6)	24,330	19,520	19,520
		Senior Secured Multiple-Advance Term Loan – Revolver (The greater of 12.00% or LIBOR + 9.00% cash, 15.00% or LIBOR + 12.00% PIK, due 1/05/2013)(18)	3,000	3,000	3,000
		5.8 million Class E Units – entitled to 100% of distributions of Alden Resources until payout, 80% after payout(5)		5,800	5,800
		Royalty Interest		2,486	10,300
BSR Holdings, LLC(15)(17)	Oil & Natural Gas Production and Development	100% of membership interests of BSR Holdings, LLC.		—	—
DeanLake Operator, LLC(17)	Oil & Natural Gas Production and Development	Class A membership interests – entitled to 100% of distribution of DeanLake Operator, LLC until payout, 80% after payout(5)		14,050	3,500
		Overriding Royalty Interest		18	50
Gatliff Services, LLC(17)	Coal Processing	Senior Secured Multiple-Advance Term Loan (8.00% during construction, 12.00% after completion, due 9/30/2020)	11,696	11,696	11,696
		One Membership Unit – representing 100% ownership of Gatliff Services, LLC(5)		1,100	1,100
Rubicon Energy Partners, LLC(17)	Oil & Natural Gas Production and Development	4,000 LLC Units representing 50% ownership of the assets of Rubicon Energy Partners, LLC(5)		—	—
TierraMar Energy, LP(17)	Oil & Natural Gas Production and Development	212,637 Class A Preferred LP Units – entitled to 100% of distribution of TierraMar Energy LP until payout, 67% after payout(5)		16,711	900
		Overriding Royalty Interest		15	100
Subtotal Control Investments – Majority Owned (50% or more owned)				$89,503	$70,973
Affiliate Investments – (5% to 25% owned)
BioEnergy Holding, LLC(17)	Alternative Fuels and Specialty Chemicals	Senior Secured Notes (15.00%, due 3/06/2015)	$15,485	$14,302	$14,302
		BioEnergy Holding Units – 11.1% of outstanding units of BioEnergy Holdings, LLC(5)		1,297	1,297
		Myriant Technologies Warrants(5)(10)		49	49
		Myriant Technologies Units – 1.9% of the outstanding units of Myriant Technologies, LLC(5)		419	419
Bionol Clearfield, LLC(8)(14)(17)	Alternative Fuels and Specialty Chemicals	Senior Secured Tranche C 2nd Lien Term Loan (LIBOR + 7.00% cash, LIBOR + 9.00% default, due 9/06/2016)(19)	4,950	4,950	4,950
Resaca Exploitation Inc.	Oil & Natural Gas Production and Development	Senior Secured Revolving Credit Facility (The greater of 8.0% or LIBOR + 5.50%, due 7/01/2012)(17)	10,000	9,894	9,894
		Common Stock (1,345,595 shares) – representing 6.84% of outstanding common stock of Resaca Exploitation Inc.(5)(11)(16)		3,235	2,153
Subtotal Affiliate Investments – (5% to 25% owned)				$34,146	$33,064

(See accompanying notes to consolidated financial statements)

NGP CAPITAL RESOURCES COMPANY

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2010
(In Thousands, Except Share Amounts and Percentages)
(Continued)

Portfolio Company	Energy Industry Segment	Investment(1)(2)(4)	Principal	Cost	Fair Value(3)
Non-affiliate Investments – (Less than 5% owned)
Anadarko Petroleum Corporation 2007-III Drilling Fund(17)	Oil & Natural Gas Production and Development	Multiple-Advance Net Profits Interest (Due 4/23/2032)	$9,533	$9,587	$9,887
ATP Oil & Gas Corporation(17)	Oil & Natural Gas Production and Development	Limited Term Royalty Interest (Dollar Denominated – 16.00% Return)		6,548	6,548
Black Pool Energy Partners, LLC(17)	Oil & Natural Gas Production and Development	Senior Secured Multiple – Advance Term Loan (The greater of 15.00% or LIBOR + 11.00% cash, due 10/24/2011)	17,895	17,755	17,755
		Overriding Royalty Interest		10	100
		Warrants(5)(12)		10	10
Chroma Exploration & Production, Inc.(17)	Oil & Natural Gas Production and Development	10,930 Shares Series A Participating Convertible Preferred Stock(6)		2,222	100
		9,981 Shares Series AA Participating Convertible Preferred Stock(6)		2,090	650
		8.11 Shares Common Stock(5)		—	—
		Warrants(5)(7)		—	—
Crestwood Holdings, LLC(17)	Natural Gas Gathering and Processing	Senior Secured Term Loan (The greater of 10.50% or LIBOR + 8.50%, due 10/01/2016)	9,000	8,836	8,836
Greenleaf Investments, LLC(17)	Oil & Natural Gas Production and Development	Senior Secured Multiple-Advance Term Loan (The greater of 10.50% or LIBOR + 6.50%, due 4/30/2011)	8,587	8,543	8,543
		Overriding Royalty Interest		21	400
GMX Resources, Inc.(16)	Oil & Natural Gas Production and Development	Senior Convertible Notes (5.00%, due 2/1/2013)	7,925	6,532	6,677
Nighthawk Transport I, LP(17)	Energy Services	LP Units(5)(20)		—	—
		Warrants(5)(20)		—	—
Pallas Contour Mining, LLC(17)	Coal Mining	Senior Secured Multiple-Advance Term Loan (14.00%, due 10/14/2015)	14,411	14,460	14,460
Pioneer Natural Resources Co.(16)	Oil & Natural Gas Production and Development	Senior Notes, 7.2%, due 2028	10,000	11,489	10,450
Powder River Acquisitions, LLC(17)	Oil & Natural Gas Production and Development	Senior Secured Promissory Note (8.00%, due 9/30/2011)	3,000	3,000	3,000
Tammany Oil & Gas, LLC(17)	Oil & Natural Gas Production and Development	Senior Secured Multiple-Advance Term Loan (The greater of 13.0% or LIBOR + 8.00%, due 9/30/2012)	23,608	23,590	23,590
		Overriding Royalty Interest		139	1,000
		After Pay-Out Overriding Royalty Interest(5)(13)		10	10
		Warrants(5)(9)(13)		10	10
Subtotal Non-affiliate Investments – (Less than 5% owned)				$114,852	$112,026
TOTAL INVESTMENTS				$238,501	$216,063

(See accompanying notes to consolidated financial statements)

NGP CAPITAL RESOURCES COMPANY

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2010
(Continued)

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS

(1)	All of our investments are collateral for obligations under our Investment Facility.
(2)	Percentages represent interest rates in effect at the end of the period and due dates represent the contractual maturity dates.
(3)	Our Board of Directors determines, in good faith, the fair value of our investments.
(4)	All investments are in entities with primary operations in the United States of America.
(5)	Non-income producing securities.
(6)	Non-accrual status.
(7)	Chroma warrants expire on April 5, 2012 and provide us the right to purchase 2,462 shares of common stock at a purchase price of $75.00 per share.
(8)	BioEnergy Holdings, LLC owns 100% of Bionol Clearfield, LLC.
(9)	Tammany Oil & Gas, LLC warrants expire five years after repayment of principal and interest and provide us the right to purchase approximately 10% of membership shares at the exercise price of approximately $17.61 per share.
(10)	Myriant Technologies, LLC warrants expire on August 15, 2015 and provide us the right to purchase 32,680 units, representing membership interests of Myriant Technologies, LLC, at the purchase price of $10.00 per unit.
(11)	Resaca stock trades on the Alternative Investment Market of the London Stock Exchange. On April 1, 2010, it began trading in U.S. Dollars.
(12)	Black Pool warrants expire seven years after repayment of principal and interest and provide us the right to purchase approximately 25% of membership interest at the exercise price of $0.01 per unit.
(13)	Tammany Oil & Gas, LLC retains the right to repurchase the after pay-out ORRI and 10% warrants for $750,000 on or before March 31, 2011 or for $1,250,000 on or before September 30, 2011.
(14)	We issued a forbearance agreement to Bionol Clearfield, LLC on June 16, 2010 due to a default event.
(15)	Oil and gas assets owned by BSR Holdings, LLC were sold on October 13, 2010.
(16)	Investments are level 2 securities hierarchy.
(17)	Investments are level 3 securities hierarchy.
(18)	Alden Resources, LLC did not pay December 31, 2010 interest on its Tranche A Term Note or Working Capital Revolver until February 10, 2011.
(19)	Bionol Clearfield, LLC (Bionol) has not paid scheduled interest payments since March 10, 2010 due to a default event involving a Bionol customer, as per the terms of our credit agreement with Bionol. As of December 31, 2010, Bionol and the customer were involved in arbitration proceedings and, at the time, we expected Bionol to prevail and pay all interest due.
(20)	Due to insufficient recoveries in the liquidation under Nighthawk’s voluntary petition under Chapter 7 of the United States Bankruptcy Code, we recognized a realized loss of our total remaining investment in Nighthawk notes December 2009. We retain ownership in warrants and units in Nighthawk and have assigned no value to that interest.

(See accompanying notes to consolidated financial statements)

NGP CAPITAL RESOURCES COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2011

Note 1: Organization

These Consolidated Financial Statements present the financial position, results of operations and cash flows of NGP Capital Resources Company and its consolidated subsidiaries. The terms “we,” “us,” “our” and “NGPC” refer to NGP Capital Resources Company and its consolidated subsidiaries. We are a financial services company organized in July 2004 as a Maryland corporation to invest primarily in small and mid-size private energy companies. In early 2012, we expanded our investment strategy to also include middle market companies not engaged in the energy industry. Our investment objective is to generate both current income and capital appreciation primarily through debt investments with certain equity components. We are a closed-end, non-diversified management investment company that has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, or the 1940 Act. In addition, for federal income tax purposes we operate so as to be treated as a regulated investment company, or RIC, under the Internal Revenue Code of 1986, as amended, or the Code. We have several direct and indirect subsidiaries that are single member limited liability companies and wholly-owned limited partnerships established to hold certain portfolio investments or provide services to us in accordance with specific rules prescribed for a company operating as a RIC. We consolidate the financial results of our wholly-owned subsidiaries for financial reporting purposes, and we do not consolidate the financial results of our portfolio companies. Our external manager, NGP Investment Advisor, LP, or our Manager, conducts our operations pursuant to an investment advisory agreement. NGP Energy Capital Management, L.L.C., or NGP, and NGP Administration, LLC, or our Administrator, together own 100% of our Manager.

Note 2: Accounting Policies

These consolidated financial statements include the accounts of NGPC and its subsidiaries. We eliminate all significant intercompany accounts and transactions. We prepare our financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to the requirements for reporting on Form 10-K and Regulation S-X, as appropriate. Our consolidated financial statements include all adjustments, consisting of normal recurring adjustments, considered necessary for a fair presentation of our financial position, results of operations and cash flows. We do not consolidate portfolio company investments, including those in which we have a controlling interest.

Certain prior period amounts have been reclassified to conform to current period presentation.

Use of Estimates

Preparing consolidated financial statements in accordance with GAAP requires us to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and the accompanying notes to the consolidated financial statements. Although we believe our estimates and assumptions are reasonable, actual results could differ materially from these estimates.

Cash and Cash Equivalents

Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less in accounts such as demand deposit accounts, money market accounts, certain overnight investment sweep accounts and money market fund accounts. We record cash and cash equivalents at cost, which approximates fair value.

Prepaid Assets

Prepaid assets consist of premiums paid for directors’ and officers’ liability insurance and fidelity bonds with policy terms of one year, fees associated with the establishment of such policies or credit facility and registration expenses related to our pending shelf registration statement filing. We amortize such premiums and fees monthly on a straight-line basis over the term of the policy or credit facility. We defer registration expenses, if any, and charge them as a reduction of capital upon the sale of shares.

NGP CAPITAL RESOURCES COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2011

Note 2: Accounting Policies  – (continued)

Concentration of Credit Risk

We place our cash and cash equivalents with financial institutions and, at times, cash held in checking or money market accounts may exceed the Federal Deposit Insurance Corporation insured limit.

The majority of our investments and accounts receivable are with companies involved in the energy industry or in energy-related businesses.

Valuation of Investments

The 1940 Act requires the separate identification of investments according to the percentage ownership in a portfolio company’s outstanding voting securities. The percentages and categories are as follows:

•	Control investments — majority owned — we own 50% or more of a portfolio company’s outstanding voting securities.
•	Control investments — we own more than 25% but less than 50% of a portfolio company’s outstanding voting securities
•	Affiliate investments — we own 5% or more but not more than 25% of a portfolio company’s outstanding voting securities
•	Non-affiliate investments — we own less than 5% of a portfolio company’s outstanding voting securities

We account for all of the assets in our portfolio at fair value, following the provisions of the Financial Accounting Standards Board, or FASB, Accounting Standards Codification Fair Value Measurements and Disclosures, or ASC 820. ASC 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value and establishes disclosure requirements for fair value measurements.

On a quarterly basis, the investment team of our Manager prepares fair value estimates for all of the assets in our portfolio utilizing the income approach and market approach in accordance with ASC 820 and presents them to our Valuation Committee of our Board of Directors. The Valuation Committee recommends its fair value estimates to the Board of Directors, which in good faith determines the final estimates of fair value for each investment. We record investments in securities for which market quotations are readily available at such market quotations as of the valuation date. For investments in securities for which market quotations are unavailable, or which have various degrees of trading restrictions, the investment team of our Manager prepares valuation analyses and fair value estimates, as generally described below.

Using the most recently available financial statements, forecasts and, when applicable, comparable transaction data, the investment team of our Manager prepares valuation analyses and fair value estimates for the various securities in our investment portfolio. These valuation analyses rely on estimates of the asset values and enterprise values of portfolio companies issuing securities.

The methodologies for determining asset valuations include estimates based on: the liquidation or sale value of a portfolio company’s assets, the discounted value of expected future net cash flows from the assets and third party valuations of a portfolio company’s assets, such as asset appraisal reports, futures prices and engineering reserve reports of oil and natural gas properties. The investment team of our Manager considers some or all of the above valuation methods to determine the estimated asset value of a portfolio company.

NGP CAPITAL RESOURCES COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2011

Note 2: Accounting Policies  – (continued)

The methodologies for determining enterprise valuations include estimates based on: valuations of comparable public companies, recent sales of comparable companies, the value of recent investments in the equity securities of a portfolio company and on the methodologies used for asset valuations. The investment team of our Manager considers some or all of the above valuation methods to determine the estimated enterprise value of a portfolio company.

The methodologies for determining estimated current market values of comparable securities include estimates based on: recent initial offerings of comparable securities of public and private companies; recent secondary market sales of comparable securities of public and private companies; current market implied interest rates for comparable securities in general; and current market implied interest rates for non-comparable securities in general, with adjustments for such elements as size of issue, tenor, and liquidity. The investment team of our Manager considers some or all of the above valuation methods to determine the estimated current market value of a comparable security.

Debt Securities:  We record our investments in debt securities at fair value. We utilize both the market approach and the income approach, as appropriate, in determining the fair value of our investments in debt securities, incorporating a variety of factors. In estimating the fair value of our debt investments, we first assess the overall financial health of the portfolio company through an evaluation of a number of factors, including, as relevant, historical and projected financial results, the portfolio company’s enterprise value, and the nature and realizable value of any collateral. Each of these factors may consider the markets in which the portfolio company operates; comparison to a peer group of publicly traded securities; the size and scope of the portfolio company and its specific strengths and weaknesses; recent purchases or sales of securities by the portfolio company; recent offers to purchase the portfolio company; the estimated value of comparable securities; and other relevant factors. Based upon this assessment, we consider the probability of collecting contractual cash flows and the appropriate yield to discount those cash flows. The collection of contractual cash flows may come from one or a combination of cash flows generated from continuing operations of the portfolio company, liquidation of collateral or sale of the portfolio company. The appropriateness of the yield on our investments is directly relative to our judgment of the associated risks, using observable yield or price data for similar or comparable debt investments when available. We invest primarily in illiquid debt investments in small private energy companies, many of which are in the early stages of development, or are start-up companies in need of growth development capital. There is limited activity, transparency and variable data in the markets in which we invest. We have observed that there is limited correlation in yield and price data in our principle market when compared to overall market trends based upon debt investments we have made throughout our history. In circumstances where there is limited observable price or yield data of similar or comparable securities, we base our considerations on our assessments of the credit trends and underlying performance of our portfolio companies and of the markets in which we invest, relying on the collective judgment of the investment team of our Manager, our Valuation Committee members and our Board of Directors, which is based on their extensive experience and expertise investing in public and non-public securities in energy markets.

Equity Securities:  We record our investments in preferred and common equity securities (including warrants or options to acquire equity securities) at fair value based on our pro rata share of the residual equity value available after deducting all outstanding debt from the estimated enterprise value. We may also utilize an option pricing method, or OPM, in addition to our other valuation methods, to value the various preferred stock, common stock and warrants we have in companies with complex capital structures. The OPM treats preferred stock, common stock and warrants as call options on the enterprise value, with exercise prices based on liquidation preference of the preferred stock. The OPM commonly uses the Black-Scholes model to price the call option, and considers the various terms of the stockholder agreements upon liquidation of the enterprise. In addition, the OPM implicitly considers the effect of the liquidation preference as of a future liquidation date, not as of the valuation date.

NGP CAPITAL RESOURCES COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2011

Note 2: Accounting Policies  – (continued)

Property-Based Equity Participation Rights:  We record our investments in overriding royalty and net profits interests at fair value based on a multiple of cash flows generated by such investments, multiples from transactions involving the sale of comparable assets and/or the discounted value of expected future net cash flows from such investments. We derive appropriate cash flow multiples from the review of comparable transactions involving similar assets. We derive the discounted value of future net cash flows, when appropriate, from third party valuations of a portfolio company’s assets, such as engineering reserve reports of oil and natural gas properties.

Commodity Derivative Instruments:  We record all derivative instruments at fair value. Quoted market prices are the best evidence of estimated fair value. We estimate the fair value of the crude oil and natural gas options using a combined income and market-based valuation methodology based upon forward commodity price and volatility curves. Independent pricing services provide the curves, which reflect broker market quotes.

Due to the uncertainty inherent in the valuation process, our estimates of fair value for our investments may differ materially from the values that would have been used had a ready market for the securities existed. Additionally, changes in the market environment, portfolio company performance and other events that may occur over the lives of the investments may cause the gains or losses ultimately realized on our investments to be materially different from the valuations currently assigned.

Securities Transactions, Interest and Dividend Income Recognition

We account for all securities transactions on a trade-date basis and we accrete premiums and discounts into interest income using the effective interest method. In conjunction with the acquisition of debt securities, we may receive detachable warrants, other equity securities or property interests such as overriding royalty interests. We record these interests separately from the debt securities at their initial estimated fair value, with a corresponding amount recorded as a discount to the associated debt security. We recognize income from overriding royalty interests as received and we amortize the recorded assets using the units of production method. We defer the portion of the loan origination fees paid that represent additional yield or discount on a loan and accrete the balance into interest income over the life of the loan using the effective interest method. Upon the prepayment of a loan or debt security, we record any unamortized loan origination fees as interest income and we record any unamortized premium or discount as a realized gain or loss on the investment. We accrete market premiums or discounts on acquired loans or fixed income investments into interest income using the effective interest method. We recognize dividend income on the ex-dividend date. We accrue interest income if we expect that we will ultimately be able to collect it. When collectability of interest or dividends is doubtful, we place the investment on non-accrual status and evaluate any existing interest or dividend receivable balances to determine if a write off is necessary. We assess the collectability of the interest and dividends on many factors, including the portfolio company’s ability to service its loan based on current and projected cash flows as well as the current valuation of the portfolio company’s assets.

Payment-in-Kind Interest and Dividends

We may have investments in our portfolio that contain payment-in-kind, or PIK, provisions. We compute PIK interest income or PIK dividend income at the contractual rate specified in each investment agreement and add that amount to the principal balance of the investment. For those investments with PIK interest or PIK dividends, we calculate our income accruals on the principal balance plus any PIK amounts. If the portfolio company’s asset valuation is not sufficient to cover the contractual interest, we do not accrue interest income or dividend income on the investment. To maintain our RIC status, we must pay out this non-cash source of income to stockholders in the form of dividends, even though we have not yet collected the cash. During 2011, we recorded $7.2 million of PIK interest income, including the reversal of $2.7 million of prior year reserve. During 2010, we recorded $4.5 million of PIK interest income, net of a $3.4 million reserve.

NGP CAPITAL RESOURCES COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2011

Note 2: Accounting Policies  – (continued)

During 2009, we recorded $4.3 million of PIK interest income, net of a $0.8 million reserve. We did not record any PIK dividend income in 2011, 2010 or 2009.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

We calculate realized capital gains on a security as the excess of the net amount realized from the sale or other disposition of such security over the amortized cost for the security. We calculate realized capital losses on a security as the amount by which the net amount realized from the sale or other disposition of such security is less than the amortized cost of such security. We consider unamortized fees, prepayment premiums, and investments charged off during the year, net of recoveries, and we do not include previously recognized unrealized appreciation or depreciation.

We calculate unrealized appreciation or depreciation on a security as the amount by which the fair value of such security exceeds or is less than the amortized cost of such security, as applicable. Net unrealized appreciation or depreciation for the period reflects the change in portfolio investment values during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when we realize the settled capital gains or losses.

We do not account for our commodity derivative instruments, if any, as hedging instruments for financial accounting purposes. Net unrealized appreciation or depreciation reflects the change in estimated derivative fair values during the reporting period including the reversal of previously recorded unrealized appreciation or depreciation when we realize the settled gains or losses.

Fee Income Recognition

Fees primarily include financial advisory, transaction structuring, loan administration, commitment and prepayment fees. Financial advisory fees represent amounts received for providing advice and analysis to companies and we recognize these fees as earned when we perform such services, provided collection is probable. For the years ended December 31, 2011, 2010 and 2009 we recorded advisory fee income of $0, $0.6 million and $0, respectively. Transaction structuring fees represent amounts received for structuring, financing and executing transactions and are generally payable only if the transaction closes. We defer such fees and accrete them into interest income over the life of the loan using the effective interest method. Commitment fees represent amounts received for committed funding and are generally payable whether the transaction closes or not. We defer commitment fees on transactions that close within the commitment period and accrete these fees into interest income over the life of the loan using the effective interest method. We record commitment fees on transactions that do not close in the month the commitment period expires. For the years ended December 31, 2011, 2010 and 2009 we recorded commitment fee income of $0, $0.9 million and $0, respectively. We recognize prepayment and loan administration fees when we receive them. During the years ended December 31, 2011, 2010 and 2009 we recorded prepayment and loan administration fees of $1.4 million, $1.2 million and $1.7 million, respectively.

Dividends

We record dividends to stockholders on the ex-dividend date. We currently intend that our distributions each year will be sufficient to maintain our status as a RIC for federal income tax purposes and to eliminate excise tax liability. We currently intend to make distributions to stockholders on a quarterly basis that total substantially all net taxable income for the year. We also intend to make distributions of net realized capital gains, if any, at least annually. However, we may in the future decide to retain such capital gains for investment and designate such retained amounts as a deemed distribution. Each quarter, our Manager estimates our annual taxable earnings. The Board of Directors considers this estimate and determines the distribution amount, if any. We generally declare our dividends each quarter and pay them shortly thereafter.

NGP CAPITAL RESOURCES COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2011

Note 2: Accounting Policies  – (continued)

The following table summarizes our recent distribution history:

Declaration Date	Amount	Record Date	Payment Date
March 10, 2010	$0.17	March 31, 2010	April 9, 2010
June 15, 2010	$0.17	June 30, 2010	July 9, 2010
September 14, 2010	$0.17	September 30, 2010	October 8, 2010
December 14, 2010	$0.18	December 31, 2010	January 7, 2011
March 9, 2011	$0.18	March 31, 2011	April 8, 2011
June 14, 2011	$0.18	June 30, 2011	July 8, 2011
September 13, 2011	$0.18	September 30, 2011	October 10, 2011
December 13, 2011	$0.18	December 31, 2011	January 6, 2012

We have established an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend, our plan agent automatically reinvests a stockholder’s cash dividend in additional shares of our common stock unless the stockholder, or his or her broker, specifically “opts out” of the dividend reinvestment plan and elects to receive cash dividends. It is customary practice for many brokers to “opt out” of dividend reinvestment plans on behalf of their clients unless specifically instructed otherwise. As of January 6, 2012, the date of the most recent dividend payment, holders of 2,230,548 shares, or approximately 10.3% of the 21,628,202 outstanding common shares, participated in our dividend reinvestment plan.

The plan agent of our dividend reinvestment plan purchases shares in the open market for credit to the accounts of plan participants unless the average of the closing sales prices for the shares for the five days immediately preceding the payment date exceeds 110% of the most recently reported net asset value per share.

The table below summarizes recent participation in our dividend reinvestment plan:

(In Thousands, Except Percentages and Price Per Share)

					Common Stock Dividends
Dividend	Participating Shares	Percentage of Outstanding Shares	Total Distribution	Cash Dividends	Purchased in Open Market(1)	Price per Share
March 2010	2,343	10.8%	$3,677	$3,278	$398	$7.80
June 2010	2,262	10.5%	$3,677	$3,292	$385	$7.79
September 2010	2,257	10.4%	$3,677	$3,293	$384	$9.73
December 2010	2,769	12.8%	$3,893	$3,395	$498	$9.48
March 2011	2,237	10.3%	$3,893	$3,490	$403	$9.54
June 2011	2,232	10.3%	$3,893	$3,491	$402	$8.99
September 2011	2,199	10.2%	$3,893	$3,497	$396	$6.28
December 2011	2,230	10.3%	$3,893	$3,492	$401	$7.73

(1)	Our transfer agent purchases or issues shares in the following month.

NGP CAPITAL RESOURCES COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2011

Note 2: Accounting Policies  – (continued)

Income Taxes

We currently qualify as a RIC for federal income tax purposes, which generally allows us to avoid paying corporate income taxes on income or capital gains that we distribute to our stockholders. We have distributed and intend to distribute sufficient dividends to eliminate taxable income. We may also be subject to federal excise tax if we do not distribute at least 98% of our investment company taxable income in any calendar year and 98.2% of our capital gains in any calendar year. Dividends to stockholders are recorded on the ex-dividend date. We currently intend to make sufficient distributions each year to maintain our status as a RIC for federal income tax purposes and to avoid excise taxes.

Certain of our wholly owned subsidiaries, or Taxable Subsidiaries, have elected to be taxed as corporations for federal income tax purposes. The Taxable Subsidiaries hold certain of our portfolio investments, and are consolidated for financial reporting purposes but not for income tax reporting purposes. These Taxable Subsidiaries permit us to hold equity investments in portfolio companies that are organized as LLCs or other forms of pass-through entities and still satisfy the RIC tax requirement that at least 90% of our gross revenue for income tax purposes must consist of investment income. The IRS taxes the income of the LLCs or other pass-through entities owned by our Taxable Subsidiaries and this tax is to the subsidiary only and does not flow through to the RIC. The Taxable Subsidiaries may generate net income tax expense or benefit, which is reflected on our Consolidated Statements of Operations among the income categories to which they relate (namely, net investment income, realized gains (losses) on investments and unrealized gains (losses) on investments.

We record any tax interest and penalties in other general and administrative expenses on our Consolidated Statement of Operations. Tax interest and penalties were immaterial for all periods presented.

Recent Accounting Pronouncements

In May 2011, the FASB issued Accounting Standards Update No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS,” or ASU 2011-04. This guidance requires additional disclosure regarding fair value measurement and sensitivity, and improves consistency between U.S. GAAP and international financial reporting standards, or IFRS. This guidance must be applied prospectively and becomes effective for interim and annual periods beginning after December 15, 2011. We will adopt this guidance in our Form 10-Q for the period ending March 31, 2012, and we do not believe the new guidance will have a significant impact on our consolidated financial statements, other than the additional required disclosures.

Note 3: Revisions of Previously Issued Financial Statements

In the third quarter of 2011, we corrected our method of categorizing income tax provision (benefit) among the income categories on our consolidated statements of operations (namely, net investment income, realized capital gains (losses) on investments and unrealized appreciation (depreciation) on investments) to appropriately reflect the income tax consequences among the income categories. The change in methods had no impact on the total income tax provision (benefit) or on net increase (decrease) in net assets from operations or net asset value for any period. However, the appropriate categorization method does result in immaterial changes to previously reported amounts for net investment income, net realized capital gain (loss) on investments and net unrealized gain (loss) on investments, because the amounts of income tax provision (benefit) applicable to each category are different under the new method. In addition, the changes also impact the ratios of net investment income/average net assets and certain after-tax per share amounts.

We assessed the materiality of these revisions on each of the periods affected and concluded that none of the revisions were material to any previously issued financial statements. Given that the effect is not material, previously issued financial statements will be revised for these items the next time such financial statements are presented in SEC filings.

NGP CAPITAL RESOURCES COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2011

Note 3: Revisions of Previously Issued Financial Statements  – (continued)

The following tables set forth the line items affected by the revisions on the statements of operations and financial highlights for the years ended December 31, 2010 and 2009 (in thousands except per share data):

	Year Ended December 31, 2010			Year Ended December 31, 2009
	As Previously Reported	Revisions	As Revised	As Previously Reported	Revisions	As Revised
Net investment income before income taxes	$11,494	$—	$11,494	$9,919	$—	$9,919
Benefit (provision) for income taxes	(252)	198	(54)	(19)	(172)	(191)
Net investment income	11,242	198	11,440	9,900	(172)	9,728
Net realized capital gain (loss) on investments	(33,276)	—	(33,276)	(14,329)	—	(14,329)
Benefit (provision) for income taxes	(107)	107	—	111	(111)	—
Total net realized capital gain (loss) on investments	(33,383)	107	(33,276)	(14,218)	(111)	(14,329)
Net increase (decrease) in unrealized appreciation (depreciation) on investments	31,177	—	31,177	(5,614)	—	(5,614)
Benefit (provision) for income taxes	1,438	(305)	1,133	1,113	283	1,396
Total net unrealized appreciation (depreciation) on investments	32,615	(305)	32,310	(4,501)	283	(4,218)
Net increase (decrease) in net assets resulting from operations	$10,474	$—	$10,474	$(8,819)	$—	$(8,819)
Per share data:
Net investment income	$0.52	$0.01	$0.53	$0.46	$(0.01)	$0.45
Net realized gain (loss) on investments	(1.54)	—	(1.54)	(0.66)	—	(0.66)
Net unrealized gain (loss) on investments	1.51	(0.01)	1.50	(0.21)	0.01	(0.20)
Net increase (decrease) in net assets resulting from operations	$0.49	$—	$0.49	$(0.41)	$—	$(0.41)
Paid-in capital in excess of par	$293,790	$1,894	$295,684	$295,174	$1,589	$296,763
Net unrealized appreciation (depreciation) on investments	(17,461)	(1,894)	(19,355)	(50,076)	(1,589)	(51,665)
Average net assets	237,951		237,951	251,506		251,506
Net investment income/average net assets	4.72%		4.81%	3.94%		3.87%

Note 4: Credit Facilities and Borrowings

On December 6, 2011, we entered into a $72.0 million Amended and Restated Revolving Credit Agreement, or the Investment Facility, which replaced our previous credit facility. The total amount outstanding under the Investment Facility and our previous facility was $50.0 million as of December 31, 2011 and 2010, respectively. Substantially all of our assets except our investments in U.S. Treasury Bills are collateral for the obligations under the Investment Facility. The Investment Facility matures on August 31, 2014, and bears interest, at our option, at either (i) LIBOR plus 325 to 475 basis points, or (ii) the base rate plus 225 to 375 basis points, both based on our amounts outstanding. As of December 31, 2011, the interest rate on our outstanding balance of $50.0 million was 5.5% (base rate plus 225 basis points). We repaid the entire $50.0 million balance in January 2012. As of December 31, 2011, we had a letter of credit outstanding of $2.9 million, and the amount available to us for borrowing under the Investment Facility was $19.1 million.

On March 31, 2011, we entered into a $30.0 million Treasury Secured Revolving Credit Agreement, or the Treasury Facility. Our investments in U.S. Treasury Bills secure our borrowings under the Treasury Facility. Proceeds from the Treasury Facility facilitate the growth of our investment portfolio and provide flexibility in the sizing of our portfolio investments. The Treasury Facility has a 364-day term and bears interest, at our option, at either (i) LIBOR plus 50 basis points or (ii) the base rate. We have the right at any

NGP CAPITAL RESOURCES COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2011

Note 4: Credit Facilities and Borrowings  – (continued)

time to prepay the loans, in whole or in part, without premium or penalty. As December 31, 2011, we had no outstanding indebtedness under the Treasury Facility and the entire $30.0 million was available.

The Investment and Treasury Facilities contains affirmative and reporting covenants and certain financial ratio and restrictive covenants that apply to our subsidiaries and us. We complied with these covenants throughout 2011 and had no events of default under either facility. The most restrictive covenants are:

•	maintaining a ratio of net asset value to consolidated total indebtedness (excluding net hedging liabilities) of not less than 2.25:1.0,
•	maintaining a ratio of net asset value to consolidated total indebtedness (including net hedging liabilities) of not less than 2.0:1.0,
•	maintaining a ratio of EBITDA (excluding revenue from cash collateral) to interest expense (excluding interest on loans under the Treasury Facility) of not less than 3.0:1.0, and
•	maintaining a ratio of collateral to the aggregate principal amount of loans under the Treasury Facility of not less than 1.02:1.0.

Our average amount of debt outstanding during 2011 was $17.4 million and the average interest rate was 2.6%. During 2011, we recorded $0.4 million of interest expense on our amounts outstanding, $1.0 million in commitment fees and amortized expenses and $0.1 million in interest expense associated with our letter of credit for total interest expenses and fees of $1.5 million.

Note 5: Common Stock

In November 2011, our Board of Directors approved a stock repurchase plan, pursuant to which we may, from time to time, repurchase up to $10.0 million of our common stock in the open market at prices not to exceed the net asset value of our shares during our open trading periods. Any share repurchases are subject to timing restrictions and other applicable regulations. We have not repurchased any shares of our common stock under this plan.

We have a dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend, our plan agent automatically reinvests a stockholder’s cash dividend in additional shares of our common stock unless the stockholder, or his or her broker, specifically “opts out” of the dividend reinvestment plan and elects to receive cash dividends. It is customary practice for many brokers to “opt out” of dividend reinvestment plans on behalf of their clients unless specifically instructed otherwise. The purpose of the plan is to provide stockholders of record of our common stock with a method of investing cash dividends and distributions in additional shares at the current market price without charges for record-keeping, custodial and reporting services. Any stockholder of record may elect to partially participate in the plan, or begin or resume participation at any time, by providing the plan agent with written notice. See Dividends in Note 2.

Note 6: Investment Management

Investment Advisory Agreement

We have an Investment Advisory Agreement with our Manager under which our Manager administers our day-to-day operations and provides investment advisory services to us. Our Manager is subject to the overall supervision of our Board of Directors. For providing these services, we pay our Manager a fee, consisting of two components — a base management fee and an incentive fee.

Base Management Fee:  According to the Investment Advisory Agreement, we calculate the base management fee as 0.45% of the average of our total assets as of the end of the two previous quarters. We record and pay this base management fee quarterly in arrears.

NGP CAPITAL RESOURCES COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2011

Note 6: Investment Management  – (continued)

Incentive Fee:  The incentive fee under the Investment Advisory Agreement consists of two parts.

We calculate the first part of the incentive fee, the Investment Income Incentive Fee, as 20% of the excess, if any, of our net investment income for the quarter that exceeds a quarterly hurdle rate equal to 2% (8% annualized) of our net assets. We calculate and pay this Investment Income Incentive Fee quarterly in arrears. For the purpose of this fee calculation, net investment income means interest income, dividend income, royalty income and any other income (including any other fees, such as commitment, origination, syndication, structuring, diligence, managerial assistance, monitoring and consulting fees or other fees that we receive from portfolio companies) accrued during the fiscal quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement, and interest expense, but excluding the incentive fee). Accordingly, we may pay an incentive fee based partly on accrued interest, the collection of which is uncertain or deferred. Net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash. Net investment income does not include any realized capital gains, realized capital losses, or unrealized capital appreciation or depreciation. For the years ended December 31, 2011, 2010 and 2009, we incurred Investment Income Incentive Fees totaling $0.3 million, $0, and $0, respectively.

We calculate the second part of the incentive fee, the Capital Gains Fee, as (1) 20% of (a) our net realized capital gains (realized capital gains less realized capital losses) on a cumulative basis from the closing date of our initial public offering to the end of such fiscal year, less (b) any unrealized capital depreciation at the end of such fiscal year, less (2) the aggregate amount of all Capital Gains Fees paid to our Manager in prior fiscal years. We determine and pay the Capital Gains Fee in arrears as of the end of each fiscal year (or upon termination of the Investment Advisory Agreement, as of the termination date). For accounting purposes only, in order to reflect the theoretical Capital Gains Fee that would be payable for a given period as if all unrealized capital gains were realized, we accrue a Capital Gains Fee as described above (in accordance with the terms of the Investment Advisory Agreement), plus 20% of unrealized capital gains on investments held at the end of such period. It should be noted that the portion of the accruals for the Capital Gains Fees attributable to unrealized capital gains will not necessarily be payable under the Investment Advisory Agreement, and may never be paid based on the computation of Capital Gains Fees in subsequent periods. As of December 31, 2011, we had cumulative net capital losses of $55.8 million and unrealized capital depreciation of $24.4 million. We have not incurred or paid any Capital Gains Fees for the years ended December 31, 2011, 2010 and 2009.

Our Board of Directors originally approved the Investment Advisory Agreement on November 9, 2004. The Board of Directors or the affirmative vote of the holders of a majority of our outstanding voting securities must approve the continuation of the Investment Advisory Agreement at least annually. Additionally, in either case, the approval must be by a majority of our independent directors. On October 31, 2011, our Board of Directors, including all of the independent directors, approved an extension of the Investment Advisory Agreement through November 9, 2012.

The Investment Advisory Agreement may be terminated at any time, without the payment of any penalty, by a vote of our Board of Directors or the holders of a majority of our shares on 60 days’ written notice to our Manager, and would automatically terminate in the event of its “assignment” (as defined in the 1940 Act). Either party may terminate the Investment Advisory Agreement without penalty upon not more than 60 days’ written notice to the other.

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its duties and obligations, our Manager, its partners and our Manager’s and its partners’ respective officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to

NGP CAPITAL RESOURCES COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2011

Note 6: Investment Management  – (continued)

indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of our Manager’s services or obligations under the Investment Advisory Agreement or otherwise as our Manager.

Pursuant to the Investment Advisory Agreement, our Manager pays the compensation and routine overhead expenses of the investment professionals of our management team and their respective staffs, when and to the extent engaged in providing management and investment advisory services to us. We bear all other costs and expenses of our operations and transactions.

Our Manager, NGP Investment Advisor, LP, was formed in 2004 and maintains an office at 909 Fannin Street, Suite 3800, Houston, Texas 77010. Our Manager’s sole activity is to perform management and investment advisory services for us. Our Manager is a registered investment adviser under the Investment Advisers Act of 1940.

Administration Agreement

We have an Administration Agreement with our Administrator, under which our Administrator furnishes us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Under the Administration Agreement, our Administrator also performs, or oversees the performance by third parties of, our required administrative services which include responsibility for the financial records that we are required to maintain and preparation of reports to our stockholders and reports filed with the SEC. In addition, our Administrator assists in determining and publishing our net asset value, oversees the preparation and filing of our tax returns, the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. To the extent permitted under the 1940 Act, our Administrator may also provide, on our behalf, significant managerial assistance to our portfolio companies. We base payments under the Administration Agreement upon the allocable portion of our Administrator’s costs and expenses incurred in connection with administering our business. The Administration Agreement may be terminated at any time, without penalty, by a vote of our Board of Directors or by our Administrator upon 60 days’ written notice to the other party, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

We owed $210,000 and $239,000 to our Administrator as of December 31, 2011 and 2010, respectively, for expenses incurred on our behalf for the month of December of the respective year. We include these amounts in accounts payable and accrued expenses. Our Board of Directors originally approved the Administration Agreement on November 9, 2004. Our Board of Directors and a majority of our independent directors must approve the continuation of the Administration Agreement at least annually.

On October 31, 2011, our Board of Directors, including all of the independent directors, approved an extension of the Administration Agreement through November 9, 2012.

Note 7: Federal Income Taxes

We currently qualify for tax purposes as a RIC under Subchapter M of Chapter 1 of the Code, as amended. As a RIC, the IRS generally will not tax the portion of our investment company taxable income and net capital gain (i.e., realized net long term capital gains in excess of realized net short-term capital losses) distributed to stockholders. To qualify as a RIC, we are required, among other things, to distribute to our stockholders at least 90% of investment company taxable income, as defined by the Code, and to meet certain asset diversification requirements. For the five years ended December 31, 2011, we met all RIC requirements. We distributed substantially all of our investment company taxable income for these years. Thus, we did not incur any federal income tax liability for any of these periods.

NGP CAPITAL RESOURCES COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2011

Note 7: Federal Income Taxes  – (continued)

When a “C” corporation qualifies to be taxed as a RIC, it is subject to corporate-level tax on appreciation inherent in its assets on the date it becomes a RIC (i.e., built-in gain) that it recognizes within the first 10 years of its RIC status. A RIC generally may use loss carryforwards arising in taxable years while it was a “C” corporation to reduce its net recognized built-in gain, although a RIC is not otherwise allowed to utilize such loss carryforwards. Because we intend to qualify as a RIC under Subchapter M of the Code for 2012 and later years, it is uncertain whether we will fully utilize the tax benefit of our loss carryforward.

Tax years 2008 through 2011 with respect to the Company and its Taxable Subsidiaries are open to future IRS examination.

Deferred income tax expense (benefit) results from temporary differences in the recognition of income and expenses for financial reporting purposes and for income tax purposes. The significant components of the income tax effects of these temporary differences, representing deferred income tax assets and liabilities are as follows (in thousands):

	December 31,
	2011	2010
Deferred tax assets
Net operating loss carryforwards	$17,094	$3,815
Unrealized gains-net	473	9,442
ATM credit carryforward	117	130
Other	—	32
Total gross deferred tax assets	17,684	13,419
Less valuation allowance	(9,417)	(5,724)
Net deferred tax assets	8,267	7,695
Deferred tax liabilities
Investment in partnerships-Federal	(8,277)	(7,713)
Total gross deferred tax liabilities	(8,277)	(7,713)
Net deferred tax assets (liabilities)	$(10)	$(18)

Federal and state income tax provisions (benefits) on net investment income, capital gains (losses) and unrealized appreciation (depreciation) on investments are as follows (in thousands):

	Year Ended December 31,
	2011	2010	2009
Current:
U.S. federal-unrealized	$(14)	$(1,127)	$(2,040)
State-net investment income	60	54	191
	$46	$(1,073)	$(1,849)
Deferred:
U.S. federal-unrealized	$(8)	$(5)	$645
	$(8)	$(5)	$645
Total:
U.S. federal-unrealized	$(22)	$(1,132)	$(1,395)
State-net investment income	60	54	191
	$38	$(1,078)	$(1,204)

NGP CAPITAL RESOURCES COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2011

Note 7: Federal Income Taxes  – (continued)

Actual income tax expense differs from income tax expense computed by applying the U.S. federal statutory corporate rate of 34% to net investment income before provision for income taxes. These differences and the differences between the statutory Federal tax rate and the effective income tax rate were as follows (in thousands, except percentages):

	Year Ended December 31,
	2011		2010		2009
Net income (loss) before taxes	$(19,850)		$9,395		$(10,014)
Provision (benefit) at the statutory rate	(6,749)	34%	3,195	34%	(3,405)	34%
Increase (decrease) in provision resulting from:
RIC loss (income) not subject to income taxes	3,305	(17%)	(7,213)	(77%)	84	(1%)
State income taxes, net of federal benefit	60	(0%)	54	1%	123	(1%)
Valuation allowance	3,343	(17%)	2,886	31%	1,963	(20%)
Other	79	(0%)	—	0%	31	(0%)
Total income tax provision (benefit), net	$38	(0%)	$(1,078)	(11%)	$(1,204)	12%
Effective tax rate	(0%)		(11%)		12%

Note 8: Commitments and Contingencies

As of December 31, 2011, we had investments in or commitments to fund investments to 19 portfolio companies totaling $180.4 million. Of this total, $175.0 million was outstanding and $5.4 million remained committed and available to fund. Generally, these commitments have fixed expiration dates, and we do not expect to fund the entire $5.4 million of commitments before they expire. We do not report the unused portions of these commitments on our Consolidated Balance Sheets.

In February 2010, we arranged for a letter of credit issued under the Investment Facility with respect to our investment in one of our portfolio companies. As of December 31, 2011, the letter of credit balance was $2.9 million.

We have continuing obligations under the Investment Advisory Agreement with our Manager and the Administration Agreement with our Administrator. The agreements provide that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its duties and obligations, our Manager, our Administrator and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with them will be entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of our Manager’s or Administrator’s services under the agreements or otherwise as our investment adviser or administrator. The agreements also provide that our Manager, our Administrator and their affiliates will not be liable to us or any stockholder for any error of judgment, mistake of law, any loss or damage with respect to any of our investments, or any action taken or omitted to be taken by our Manager or our Administrator in connection with the performance of any of their duties or obligations under the agreements or otherwise as investment adviser or administrator to us, except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the

NGP CAPITAL RESOURCES COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2011

Note 8: Commitments and Contingencies  – (continued)

receipt of compensation for services. In the normal course of business, we enter into a variety of undertakings containing a variety of representations that may expose us to some risk of loss. We do not expect significant losses, if any, from such undertakings.

Note 9: Dividends and Distributions

We declared dividends for the year ended December 31, 2011 totaling $15,572,305 or $0.72 per share. For tax purposes, all of the distributions were paid from ordinary income and we classified all of our taxable dividends declared for the year ended December 31, 2011 as non-qualifying dividends.

The following table summarizes the differences between financial statement net increase in net assets resulting from operations and taxable income available for distribution to shareholders for the years ending December 31, 2011, 2010 and 2009 (in thousands):

	Year Ended December 31,
	2011	2010	2009
Net increase (decrease) in net assets resulting from operations	$(19,888)	$10,474	$(8,819)
Adjustments:
Net change in unrealized (appreciation) depreciation, net of income tax (benefit) provision	5,083	(32,310)	4,218
Amortization of organization costs	—	—	(82)
Amortization of insurance premiums	719	730	782
Insurance premiums deducted in prior year	(713)	(720)	(732)
Net income from consolidating affiliate	(410)	(115)	(147)
Revenue from affiliates	300	361	340
Administrative fees of affiliate	487	648	555
Realized (gain)/loss of affiliate	35,264	33,276	488
Realized (gain)/loss of investment company offset by capital loss carryforwards	(4,650)	—	—
Net subsidiary interest expense	(13)	(26)	—
Asset write-off of affiliate	—	—	850
Reclassification of capital loss on closed options	—	(16)	—
Allowance for uncollectible interest and dividends	(2,029)	3,412	791
State taxes, tax penalty, interest and fees	1	(54)	249
Material debt modifications	(150)	(126)	—
Prior year defaulted interest	—	—	(2,911)
Income tax (benefit)/provision	—	55	201
Other	13	14	16
Taxable income available for distribution to stockholders	14,014	15,603	(4,201)
Current year non-deductible net operating loss	—	—	5,160
Less:
Dividends declared	15,572	14,923	13,842
Dividends payable at prior year end	3,893	3,677	—
Dividends payable at current year end	(3,893)	(3,893)	(3,677)
Prior year IRC Section 855 dividends	—	—	(2,162)
Current year IRC Section 852(b)(7) dividend payable	3,893	896	—
Prior year IRC Section 852(b)(7) dividend payable	(896)	—	—
Current year deemed distributions	18,569	15,603	8,003
Under/(over) distribution of dividends	(4,555)	—	(7,044)
Taxable over distribution of dividends	4,555	—	—
Return of capital	—	—	7,044
Current year IRC Section 855 election	$—	$—	$—

NGP CAPITAL RESOURCES COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2011

Note 9: Dividends and Distributions  – (continued)

As of December 31, 2011, the components of net assets (excluding paid in capital) on a tax basis consisted of a $518,303 undistributed net investment loss and net unrealized depreciation on investments of $28.3 million. We utilized $5.8 million of the $32.8 million capital loss carryforward generated in the year ended December 31, 2010, for a remaining capital loss carryforward of $27.0 million at December 31, 2011, which expires December 31, 2018. The temporary timing differences between book and tax amounts consist of amortization of insurance premiums, uncollectible interest and capital gains recognized for tax purposes.

At December 31, 2011 the aggregate cost of total investments for federal income tax purposes was $176.5 million.

Note 10: Reclassifications

GAAP requires adjustments to certain components of net assets to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on total net assets or net asset value per share. These reclassifications are primarily due to operating losses, reclassification of the distribution of dividends paid, non-deductible meal expenses, non-deductible excise taxes, income and expenses from wholly owned subsidiaries and tax basis adjustments for investments sold. The table below summarizes the reclassifications from undistributed net investment income (loss), undistributed net realized capital gain (loss), and paid-in capital in excess of par for the years ended December 31, 2011, 2010, and 2009 (in thousands).

Year	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Capital Gain (Loss)	Paid-in capital in Excess of Par
2011	$7,091	$33,107	$(40,198)
2010	780	604	(1,384)
2009	2,294	12,180	(14,474)

Note 11: Fair Value

Investments consisted of the following as of December 31, 2011 and 2010:

	December 31, 2011
(Dollar amounts in thousands)	Cost	% of total	Fair Value	% of total
Senior secured debt	$108,420	62.8%	$85,068	58.6%
Senior unsecured debt	11,067	6.4%	11,265	7.8%
Senior convertible notes	11,332	6.5%	8,103	5.6%
Limited term royalties	28,443	16.5%	28,443	19.6%
Net profits interests	3,200	1.9%	3,483	2.4%
Contingent earn-out	—	0.0%	3,270	2.3%
Commodity derivative instruments	417	0.2%	417	0.3%
Royalty interests	121	0.1%	1,100	0.8%
Equity securities
Membership and partnership units	1,716	1.0%	856	0.6%
Participating preferred stock	4,312	2.5%	500	0.3%
Common stock	3,235	1.9%	1,197	0.8%
Warrants	339	0.2%	1,355	0.9%
Total equity securities	9,602	5.6%	3,908	2.6%
Total investments	$172,602	100.0%	$145,057	100.0%

NGP CAPITAL RESOURCES COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2011

Note 11: Fair Value  – (continued)

	December 31, 2010
(Dollar amounts in thousands)	Cost	% of total	Fair Value	% of total
Senior secured debt	$154,653	64.9%	$154,553	71.6%
Senior convertible notes	6,532	2.7%	6,677	3.1%
Senior corporate notes	11,489	4.8%	10,450	4.9%
Limited term royalties	6,548	2.8%	6,548	3.0%
Net profits interests	9,587	4.0%	9,887	4.6%
Royalty interests	2,699	1.1%	11,960	5.5%
Equity securities
Membership and partnership units	39,377	16.5%	13,016	6.0%
Participating preferred stock	4,312	1.8%	750	0.3%
Common stock	3,235	1.4%	2,153	1.0%
Warrants	69	0.0%	69	0.0%
Total equity securities	46,993	19.7%	15,988	7.3%
Total investments	$238,501	100.0%	$216,063	100.0%

ASC 820 defines fair value as the price that a seller would receive for an asset or pay to transfer a liability in an orderly transaction between independent, knowledgeable and willing market participants at the measurement date. The fair value definition focuses on exit price in the principal, or most advantageous, market and prioritizes the use of observable market inputs over unobservable entity-specific inputs. In accordance with ASC 820, we categorize our investments based on the inputs to our valuation methodologies as follows:

•	Level 1 — Quoted unadjusted prices for identical instruments in active markets to which we have access at the date of measurement.
•	Level 2 — Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.
•	Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect our own assumptions that market participants would use to price the asset or liability based on the best available information.

NGP CAPITAL RESOURCES COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2011

Note 11: Fair Value  – (continued)

Fair value accounting classifies financial assets and liabilities in their entirety based on the lowest level of input that is significant to the estimated fair value measurement. Our assessment of the significance of a particular input to the estimated fair value measurement requires judgment, and may affect the valuation of assets and liabilities and their placement within the fair value hierarchy levels. We did not have any liabilities measured at fair value at December 31, 2011 or 2010. The following tables set forth our financial assets by level within the fair value hierarchy that we accounted for at fair value as of December 31, 2011 and 2010.

	Fair Value Measurements as of December 31, 2011 (In Thousands)
Assets at Fair Value	Total	Quoted Prices in Active Markets (Level 1)	Prices with Observable Market Inputs (Level 2)	Unobservable Inputs (Level 3)
Control investments
Equity securities	$150	$—	$—	$150
Total control investments	150	—	—	150
Affiliate investments
Senior unsecured debt	11,265	—	—	11,265
Equity securities	2,233	—	1,197	1,036
Total affiliate investments	13,498	—	1,197	12,301
Non-affiliate investments
Senior secured debt	85,068	—	—	85,068
Senior convertible notes	8,103	—	8,103	—
Limited term royalties	28,443	—	—	28,443
Net profits interests	3,483	—	—	3,483
Contingent earn-out	3,270	—	—	3,270
Commodity derivative instruments	417	—	417	—
Royalty interests	1,100	—	—	1,100
Equity securities	1,525	—	—	1,525
Total non-affiliate investments	131,409	—	8,520	122,889
Total assets at fair value	$145,057	$—	$9,717	$135,340

NGP CAPITAL RESOURCES COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2011

Note 11: Fair Value  – (continued)

	Fair Value Measurements as of December 31, 2010 (In Thousands)
Assets at Fair Value	Total	Quoted Prices in Active Markets (Level 1)	Prices with Observable Market Inputs (Level 2)	Unobservable Inputs (Level 3)
Control investments
Senior secured debt	$49,223	$—	$—	$49,223
Royalty interests	10,450	—	—	10,450
Equity securities	11,300	—	—	11,300
Total control investments	70,973	—	—	70,973
Affiliate investments
Senior secured debt	29,146	—	—	29,146
Equity securities	3,918	—	2,153	1,765
Total affiliate investments	33,064	—	2,153	30,911
Non-affiliate investments
Senior secured debt	76,184	—	—	76,184
Senior convertible notes	6,677	—	6,677	—
Senior corporate notes	10,450	—	10,450	—
Limited term royalties	6,548	—	—	6,548
Net profits interests	9,887	—	—	9,887
Royalty interests	1,510	—	—	1,510
Equity securities	770	—	—	770
Total non-affiliate investments	112,026	—	17,127	94,899
Total assets at fair value	$216,063	$—	$19,280	$196,783

The following tables present rollforwards of the changes in the estimated fair value during the years ended December 31, 2011 and 2010 for all investments for which we determine estimated fair value using unobservable (Level 3) factors. During the year ended December 31, 2011, none of the investments in portfolio companies changed between the categories of Control Investments — Majority Owned, Affiliate Investments and Non-Affiliate Investments and there were no transfers between Levels. During the year ended December 31, 2010, we transferred our investment in Resaca common stock and our investments in senior corporate notes from Level 3 to Level 2 due to changes in observability of significant inputs.

NGP CAPITAL RESOURCES COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2011

Note 11: Fair Value  – (continued)

Rollforward of YTD 2011 Assets at Fair Value Using Unobservable Inputs (Level 3) at December 31, 2011
(In Thousands)

	Control Investments	Affiliate Investments	Non-affiliate Investments	Total Investments
Fair value December 31, 2010
Senior secured debt	$49,223	$29,146	$76,184	$154,553
Limited term royalties	—	—	6,548	6,548
Net profits interests	—	—	9,887	9,887
Royalty interests	10,450	—	1,510	11,960
Equity securities	11,300	1,765	770	13,835
Total fair value December 31, 2010	70,973	30,911	94,899	196,783
Net amortization of premiums, discounts and fees
Senior secured debt	1,390	137	282	1,809
Senior unsecured debt	—	52	—	52
Limited term royalties	—	—	(2)	(2)
Net profits interests	—	—	(37)	(37)
Royalty interests	(17)	—	(33)	(50)
Total net amortization of premiums, discounts and fees	1,373	189	210	1,772
Net realized gains (losses)
Royalty interests	2,286	—	1,975	4,261
Equity securities	(35,264)	—	995	(34,269)
Total realized gains (losses)	(32,978)	—	2,970	(30,008)
Net unrealized gains (losses)
Senior secured debt	100	(20,460)	(2,891)	(23,251)
Senior unsecured debt	—	198	—	198
Net profits interests	—	—	(17)	(17)
Contingent earn-out	—	—	3,270	3,270
Royalty interests	(7,931)	—	(352)	(8,283)
Equity securities	26,511	(979)	735	26,267
Total net unrealized gains (losses)	18,680	(21,241)	745	(1,816)

NGP CAPITAL RESOURCES COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2011

Note 11: Fair Value  – (continued)

Rollforward of YTD 2011 Assets at Fair Value Using Unobservable Inputs (Level 3) at
December 31, 2011 – (continued)
(In Thousands)

	Control Investments	Affiliate Investments	Non-affiliate Investments	Total Investments
Purchases
Senior secured debt	10,291	—	38,933	49,224
Senior unsecured debt	—	9,750	—	9,750
Limited term royalties	—	—	40,026	40,026
Equity securities	—	250	25	275
Total purchases	10,291	10,000	78,984	99,275
Payment-in-kind
Senior secured debt	4,547	1,177	241	5,965
Senior unsecured debt	—	1,265	—	1,265
Total payment-in-kind	4,547	2,442	241	7,230
Sales and repayments
Senior secured debt	(65,551)	(10,000)	(27,681)	(103,232)
Limited term royalties	—	—	(18,129)	(18,129)
Net profits interests	—	—	(6,350)	(6,350)
Royalty interests	(4,788)	—	(2,000)	(6,788)
Equity securities	(2,397)	—	(1,000)	(3,397)
Total sales and repayments	(72,736)	(10,000)	(55,160)	(137,896)
Fair value December 31, 2011
Senior secured debt	—	—	85,068	85,068
Senior unsecured debt	—	11,265	—	11,265
Limited term royalties	—	—	28,443	28,443
Net profits interests	—	—	3,483	3,483
Contingent earn-out	—	—	3,270	3,270
Royalty interests	—	—	1,100	1,100
Equity securities	150	1,036	1,525	2,711
Total fair value December 31, 2011	$150	$12,301	$122,889	$135,340

Of the $(1.8) million in net unrealized gains (losses) presented in the table above, $(20.1) million was attributable to assets we held at December 31, 2011. We present net unrealized gains (losses) on our Consolidated Statements of Operations as “Net unrealized appreciation (depreciation) on investments.”

NGP CAPITAL RESOURCES COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2011

Note 11: Fair Value  – (continued)

Rollforward of YTD 2010 Assets at Fair Value Using Unobservable Inputs (Level 3) at December 31, 2010
(In Thousands)

	Control Investments	Affiliate Investments	Non-affiliate Investments	Total Investments
Fair value December 31, 2009
Senior secured debt	$48,020	$25,693	$53,365	$127,078
Senior corporate notes	—	—	9,062	9,062
Limited term royalties	—	—	20,577	20,577
Net profits interests	—	—	11,013	11,013
Royalty interests	5,830	—	1,500	7,330
Equity securities	18,600	5,886	510	24,996
Commodity derivative instruments	—	—	49	49
Total fair value December 31, 2009	72,450	31,579	96,076	200,105
Transfers in (out) of Level 3
Senior corporate notes	—	—	(9,062)	(9,062)
Equity securities	—	(4,087)	—	(4,087)
Total transfers in (out) of Level 3	—	(4,087)	(9,062)	(13,149)
Net amortization of premiums, discounts and fees
Senior secured debt	542	239	332	1,113
Limited term royalties	—	—	(9,336)	(9,336)
Net profits interests	—	—	(31)	(31)
Royalty interests	(36)	—	(65)	(101)
Total net amortization of premiums, discounts and fees	506	239	(9,100)	(8,355)
Net realized gains (losses)
Senior secured debt	(32,780)	—	—	(32,780)
Royalty interests	178	—	23	201
Equity securities	(696)	—	—	(696)
Total realized gains (losses)	(33,298)	—	23	(33,275)
Net unrealized gains (losses)
Senior secured debt	33,180	—	—	33,180
Limited term royalties	—	—	3,694	3,694
Net profits interests	—	—	(50)	(50)
Royalty interests	4,671	—	42	4,713
Equity securities	(10,240)	—	250	(9,990)
Commodity derivative instruments	—	—	(19)	(19)
Total net unrealized gains (losses)	27,611	—	3,917	31,528

NGP CAPITAL RESOURCES COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2011

Note 11: Fair Value  – (continued)

Rollforward of YTD 2010 Assets at Fair Value Using Unobservable Inputs (Level 3) at
December 31, 2010 – (continued)
(In Thousands)

	Control Investments	Affiliate Investments	Non-affiliate Investments	Total Investments
Purchases
Senior secured debt	16,696	1,282	26,852	44,830
Net profits interests	—	—	2	2
Royalty interests	—	—	10	10
Equity securities	16,447	—	10	16,457
Total purchases	33,143	1,282	26,874	61,299
Payment-in-kind
Senior secured debt	2,565	1,982	—	4,547
Total payment-in-kind	2,565	1,982	—	4,547
Sales and repayments
Senior secured debt	(19,000)	(50)	(4,365)	(23,415)
Limited term royalties	—	—	(8,387)	(8,387)
Net profits interests	—	—	(1,047)	(1,047)
Royalty interests	(193)	—	—	(193)
Equity securities	(12,811)	(34)	—	(12,845)
Commodity derivative instruments	—	—	(30)	(30)
Total sales and repayments	(32,004)	(84)	(13,829)	(45,917)
Fair value December 31, 2010
Senior secured debt	49,223	29,146	76,184	154,553
Limited term royalties	—	—	6,548	6,548
Net profits interests	—	—	9,887	9,887
Royalty interests	10,450	—	1,510	11,960
Equity securities	11,300	1,765	770	13,835
Total fair value December 31, 2010	$70,973	$30,911	$94,899	$196,783

Of the $31.5 million in net unrealized gains (losses) presented in the table above, $(5.8) million was attributable to assets we held at December 31, 2010.

NGP CAPITAL RESOURCES COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2011

Note 12: Commodity Derivative Instruments

We use commodity derivative instruments from time to time to manage our exposure to commodity price fluctuations. We use all of our derivatives for risk management purposes and do not hold any amounts for speculative or trading purposes. These contracts generally consist of options contracts on underlying commodities. We do not designate these instruments as hedging instruments for financial accounting purposes and, as a result, we recognize the change in the instruments’ fair value currently on the Consolidated Statement of Operations as net increase (decrease) in unrealized appreciation (depreciation) on investments. The realized gains (losses) on commodity derivatives consist of payments received on favorable expired options less the cost of all expired positions, and we recognized these gains in investment income.

In June 2008, we acquired a limited term volume-denominated royalty interest from ATP Oil & Gas Corporation, or ATP, and received royalty payments from this investment that were subject to fluctuations in natural gas and oil prices. To manage this risk, we purchased oil and natural gas put option contracts on approximately 93% of our royalty interest. All of these commodity derivative instruments were expired as of January 31, 2010.

In 2011, we acquired an additional limited term royalty interest from ATP and on December 29, 2011, we purchased a series of oil put options, expiring in July 2012 through September 2013, to provide insurance against downside price movements. At December 31, 2011, we had oil put options covering 141,000 barrels of oil at a strike price of $65 per barrel, expiring July 2012 through September 2013, with an aggregate fair value of $417,000.

The components of gains (losses) on commodity derivative instruments are as follows (in thousands):

	Year Ended December 31,
	2011	2010	2009
Unrealized losses on commodity derivatives	$—	$(19)	$(7,420)
Realized gains on commodity derivatives	—	16	6,000
Net losses on commodity derivative instruments	$—	$(3)	$(1,420)

NGP CAPITAL RESOURCES COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2011

Note 13: Financial Highlights

	Year Ended December 31,
Per Share Data(1)	2011	2010	2009	2008	2007
Net asset value, beginning of period	$10.90	$11.10	$12.15	$14.14	$13.96
Increase in net assets as a result of secondary public stock offering	—	—	—	0.40	—
Underwriting discounts and commissions related to secondary public stock offering	—	—	—	(0.15)	—
Other costs related to secondary stock offering	—	—	—	(0.03)	—
Net increase in net assets from secondary public stock offering	—	—	—	0.22	—
Net asset value after public stock offering	10.90	11.10	12.15	14.36	13.96
Net investment income	0.73	0.53	0.45	0.86	1.10
Net realized and unrealized gain (loss) on investments(2)	(1.65)	(0.04)	(0.86)	(1.46)	0.52
Net increase (decrease) in net assets resulting from operations	(0.92)	0.49	(0.41)	(0.60)	1.62
Dividends declared	(0.72)	(0.69)	(0.64)	(1.61)	(1.44)
Net asset value, end of period	$9.26	$10.90	$11.10	$12.15	$14.14
Market value, beginning of period	$9.20	$8.13	$8.37	$15.63	$16.75
Market value, end of period	$7.19	$9.20	$8.13	$8.37	$15.63
Market value return(3)	(14.6%)	22.4%	6.3%	(39.4%)	2.0%
Net asset value return(3)	(7.1%)	6.2%	0.0%	(2.8%)	10.7%
Senior Securities Data
Total borrowings (in thousands)	$50,000	$50,000	$67,500	$120,000	$216,000
Asset coverage ratio(4)(5)	513%	583%	470%	333%	221%
Asset coverage per unit(5)	$5,131	$5,832	$4,695	$3,325	$2,214
Ratios and Supplemental Data ($ and shares in thousands)
Net assets, end of period	$200,266	$235,726	$240,175	$262,836	$247,416
Average net assets	$217,996	$237,951	$251,506	$255,126	$245,337
Common shares outstanding end of period	21,628	21,628	21,628	21,628	17,500
Net investment income/average net assets	7.3%	4.8%	3.9%	7.3%	7.8%
Portfolio turnover rate(6)	60.9%	31.5%	21.9%	24.3%	53.5%
Total operating expenses/average net assets	5.5%	5.1%	5.8%	7.4%	7.4%
Additional Ratios
Total operating expenses less management and incentive fees and interest expense/average net assets	2.4%	2.2%	2.1%	1.8%	1.6%
Total operating expenses less management and incentive fees/average net assets	3.0%	2.8%	3.3%	4.4%	4.6%
Net increase (decrease) in net assets resulting from operations/average net assets	(9.1%)	4.4%	(3.5%)	(5.3%)	11.4%

(1)	Per Share Data is based on weighted average number of common shares outstanding for the period.
(2)	Calculated as a balancing amount necessary to reconcile the change in net assets value per share with other per share information presented. This amount may not agree with the aggregate gains and losses for the period because the difference in the net asset value at the beginning and end of the period may not equal the per share changes of the line items disclosed.

NGP CAPITAL RESOURCES COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2011

Note 13: Financial Highlights – (continued)

(3)	Return calculations assume reinvestment of dividends and are not annualized.
(4)	As a business development company, we are generally required to maintain a ratio of at least 200% of total assets, less all liabilities and indebtedness not represented by senior securities, to total borrowings and guaranty commitments.
(5)	Asset coverage ratio is the ratio of the carrying value of our total assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities represented by indebtedness (including interest payable and guarantees). Asset coverage per unit is the asset coverage ratio expressed in terms of dollar amounts per one thousand dollars of indebtedness.
(6)	Portfolio turnover rates for the years ended December 31, 2011, 2010, 2009, 2008 and 2007 have been corrected from 83.6%, 31.8%, 31.4%, 29.2% and 51.5%, respectively.

Note 14: Selected Quarterly Financial Data (unaudited)

As discussed in Note 3 elsewhere herein, we corrected our method of categorizing income tax provision (benefit) among the income categories on our consolidated statements of operations in the third quarter of 2011. For periods for which revised financial statements have not been reported, the following table shows the applicable line items as originally reported and the revised amounts. See Note 3 for further discussion.

	Investment Income		Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments		Net Increase (Decrease) in Net Assets Resulting from Operations
Quarter Ended	Total	Per Share	Total	Per Share	Total	Per Share	Total	Per Share
(In Thousands, Except Per Share Amounts)
March 31, 2010 – previously reported	$5,193	$0.24	$2,431	$0.11	$2,577	$0.13	$5,008	$0.24
March 31, 2010 – revised	5,193	0.24	2,129	0.10	2,879	0.14	5,008	0.24
June 30, 2010 – previously reported	6,031	0.28	3,275	0.15	598	0.03	3,873	0.18
June 30, 2010 – revised	6,031	0.28	3,031	0.14	842	0.04	3,873	0.18
September 30, 2010	6,246	0.29	3,163	0.15	(3,099)	(0.15)	64	0.00
December 31, 2010 – previously reported	6,115	0.28	3,166	0.15	(1,637)	(0.08)	1,529	0.07
December 31, 2010 – revised	6,115	0.28	3,117	0.14	(1,588)	(0.07)	1,529	0.07
March 31, 2011 – previously reported	6,555	0.30	2,998	0.14	(6,257)	(0.29)	(3,259)	(0.15)
March 31, 2011 – revised	6,555	0.30	3,691	0.17	(6,950)	(0.32)	(3,259)	(0.15)
June 30, 2011 – previously reported	9,060	0.42	4,400	0.20	(20,794)	(0.96)	(16,394)	(0.76)
June 30, 2011 – revised	9,060	0.42	5,687	0.26	(22,081)	(1.02)	(16,394)	(0.76)
September 30, 2011	7,319	0.34	4,270	0.20	(4,206)	(0.20)	64	0.00
December 31, 2011	4,969	0.23	2,161	0.10	(2,460)	(0.11)	(299)	(0.01)

Schedule 12 – 14

NGP CAPITAL RESOURCES COMPANY

SCHEDULE OF INVESTMENTS IN AND ADVANCES TO AFFILIATES(1)
December 31, 2011
(In Thousands)

Portfolio Company	Investment(2)	Year Ended December 31, 2011 Amount of Interest or Royalties Credited to Income(6)	As of December 31, 2010 Fair Value	Gross Additions(3)	Gross Reductions(4)	As of December 31, 2011 Fair Value
Control Investments – Majority Owned
Alden Resources, LLC	Term Loan – Tranche A	$2,784	$15,007	$1,490	$(16,497)	$—
	Term Loan – Tranche B	4,547	19,520	4,547	(24,067)	—
	Term Loan – Working Capital Revolver	656	3,000	7,350	(10,350)	—
	Class E Units	—	5,800	—	(5,800)	—
	Royalty Interest	1,124	10,300	—	(10,300)	—
BSR Holdings, LLC	LLC Units	—	—	—	—	—
	Overriding Royalty Interest	21	—	—	—	—
DeanLake Operator, LLC	Class A Preferred Units	—	3,500	—	(3,350)	150
	Overriding Royalty Interest	11	50	—	(50)	—
Gatliff Services, LLC	Term Loan	618	11,696	2,941	(14,637)	—
	Membership Units	—	1,100	—	(1,100)	—
Rubicon Energy Partners, LLC	LLC Units (4,000 units)	—	—	—	—	—
TierraMar Energy, LP	Class A Preferred LP Units	—	900	—	(900)	—
	Overriding Royalty Interest	39	100	—	(100)	—
Subtotal – Interest & Dividend Income		8,605
Subtotal – Royalty Income		1,195
Subtotal Control Investments – Majority Owned		$9,800	$70,973	$16,328	$(87,151)	$150
Affiliate Investments
BioEnergy Holding, LLC	Senior Secured Notes(5)	$222	$14,302	$1,209	$(15,511)	$—
	BioEnergy Holding Units	—	1,297	—	(1,297)	—
	Myriant Corporation Common Stock	—	419	287	—	706
	Myriant Corporation Warrants	—	49	15	—	64
Bionol Clearfield, LLC	Senior Secured Notes(5)	(360)	4,950	—	(4,950)	—
Resaca Exploitation Inc.	Senior Secured	—	9,894	106	(10,000)	—
	Revolving Credit Facility
	Senior Unsecured Term Loan	1,463	—	11,265	—	11,265
	Common Stock	—	2,153	—	(956)	1,197
	Warrants	—	—	266	—	266
Subtotal Affiliate Investments		$1,325	$33,064	$13,148	$(32,714)	$13,498

NGP CAPITAL RESOURCES COMPANY

SCHEDULE OF INVESTMENTS IN AND ADVANCES TO AFFILIATES(1)
December 31, 2011
(continued)

NOTES TO SCHEDULE OF INVESTMENTS IN AND ADVANCES TO AFFILIATES

(1)	This schedule should be read in conjunction with our Consolidated Financial Statements.
(2)	Warrants, units and common stock are generally non-income producing and restricted. The principal amount for debt, number of shares of common stock or number, or percentage of, units is shown in the Consolidated Schedule of Investments as of December 31, 2011.
(3)	Gross additions include increases in investments resulting from new portfolio company investments, payment-in-kind interest or dividends, the amortization of discounts or fees, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company into this category from a different category. Gross additions also include net increases in unrealized appreciation or net decreases in unrealized depreciation.
(4)	Gross reductions include decreases in the cost basis resulting from principal collections related to investment repayments or sales, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company out of this category into a different category. Gross reductions also include increases in net unrealized depreciation or net decreases in unrealized appreciation.
(5)	Debt security is on non-accrual status at December 31, 2011 and is therefore considered non-income producing. Debt securities on non-accrual status at the end of the period may or may not have been on non-accrual status for the full period.
(6)	Represents the total amount of interest, dividends or royalties, net of amortization, credited to income for the portion of the year an investment was included in the companies Control Investments — Majority Owned or Affiliate categories, respectively.

INDEX TO QUARTERLY CONSOLIDATED FINANCIAL STATEMENTS OF
NGP CAPITAL RESOURCES COMPANY
For the quarter ended March 31, 2012

NGP CAPITAL RESOURCES COMPANY

CONSOLIDATED BALANCE SHEETS
(In Thousands, Except Share and Per Share Amounts)

	March 31, 2012	December 31, 2011
	(Unaudited)
Assets
Investments in portfolio securities at fair value Control investments – majority owned (cost: $0 and $0, respectively)	$—	$150
Affiliate investments (cost: $37,156 and $36,778, respectively)	13,357	13,498
Non-affiliate investments (cost: $120,964 and $135,824, respectively)	118,492	131,409
Total investments	131,849	145,057
Cash and cash equivalents	81,070	106,570
Accounts receivable and other current assets	212	1,442
Interest receivable	545	792
Prepaid assets	2,565	2,720
Total current assets	84,392	111,524
Total assets	$216,241	$256,581
Liabilities and net assets
Current liabilities
Accounts payable and accrued expenses	$594	$739
Management and incentive fees payable	1,084	1,190
Payables for investment securities purchased	—	417
Dividends payable	2,595	3,893
Income taxes payable	78	66
Total current liabilities	4,351	6,305
Deferred tax liabilities	8	10
Long-term debt	10,000	50,000
Total liabilities	14,359	56,315
Commitments and contingencies (Note 7)
Net assets
Common stock, $.001 par value, 250,000,000 shares authorized; 21,628,202 shares issued and outstanding	22	22
Paid-in capital in excess of par	255,486	255,486
Undistributed net investment income (loss)	(147)	(518)
Undistributed net realized capital gain (loss)	(30,316)	(30,286)
Net unrealized appreciation (depreciation) on investments	(23,163)	(24,438)
Total net assets	201,882	200,266
Total liabilities and net assets	$216,241	$256,581

Net asset value per share	$9.33	$9.26

(See accompanying notes to consolidated financial statements)

NGP CAPITAL RESOURCES COMPANY

CONSOLIDATED STATEMENTS OF OPERATIONS
(In Thousands, Except Per Share Data)
(Unaudited)

	For The Three Months Ended March 31,
	2012	2011
Investment income
Interest income:
Control investments – majority owned	$—	$1,356
Affiliate investments	378	952
Non-affiliate investments	4,839	3,479
Royalty income, net of amortization:
Control investments – majority owned	—	478
Non-affiliate investments	146	256
Other income	256	34
Total investment income	5,619	6,555
Operating expenses
Interest expense and bank fees	334	309
Management and incentive fees	1,084	1,333
Professional fees	202	199
Insurance expense	180	183
Other general and administrative expenses	841	830
Total operating expenses	2,641	2,854
Income tax provision (benefit), net	12	10
Net investment income	2,966	3,691
Net realized capital gain (loss) on investments Control investments – majority owned	(30)	81
Non-affiliate investments	—	(606)
Total net realized capital loss on investments	(30)	(525)
Net unrealized appreciation (depreciation) on investments Control investments – majority owned	(150)	3,427
Affiliate investments	(520)	(11,194)
Non-affiliate investments	1,943	1,340
Benefit (provision) for taxes on unrealized appreciation (depreciation) on investments	2	2
Total net unrealized appreciation (depreciation) on investments	1,275	(6,425)
Net increase (decrease) in net assets resulting from operations	$4,211	$(3,259)
Net increase (decrease) in net assets resulting from operations per common share	$0.19	$(0.15)
Dividends declared per common share	$0.12	$0.18
Weighted average shares outstanding – basic and diluted	21,628	21,628

(See accompanying notes to consolidated financial statements)

NGP CAPITAL RESOURCES COMPANY

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS
(In Thousands)
(Unaudited)

	Common Stock		Paid-in Capital in Excess of Par	Undistributed Net Investment Income (Loss)	Undistributed Net Unrealized Capital Gain (Loss)	Net Realized Appreciation (Depreciation) on Investments	Total Net Assets
	Shares	Amount
Balance at December 31, 2011	21,628	$22	$255,486	$(518)	$(30,286)	$(24,438)	$200,266
Net increase (decrease) in net assets resulting from operations	—	—	—	2,966	(30)	1,275	4,211
Dividends declared	—	—	—	(2,595)	—	—	(2,595)
Balance at March 31, 2012	21,628	$22	$255,486	$(147)	$(30,316)	$(23,163)	$201,882

(See accompanying notes to consolidated financial statements)

NGP CAPITAL RESOURCES COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS
(In Thousands)
(Unaudited)

	For The Three Months Ended March 31,
	2012	2011
Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$4,211	$(3,259)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Payment-in-kind interest	(364)	(1,460)
Net amortization of premiums, discounts and fees	(472)	465
Net realized capital loss on investments	30	525
Net unrealized (appreciation) depreciation on investments	(1,273)	6,426
Net deferred income tax provision (benefit)	(2)	(2)
Effects of changes in operating assets and liabilities:
Accounts receivable and other current assets	1,230	1,780
Interest receivable	247	1,345
Prepaid assets	155	108
Payables and accrued expenses	(239)	(23)
Purchase of investments in portfolio securities	(8,444)	(14,757)
Proceeds from redemption of investments in portfolio securities	23,314	27,851
Purchase of investments in U.S. Treasury Bills	—	(30,600)
Net cash provided by (used in) operating activities	18,393	(11,601)
Cash flows from financing activities
Borrowings under revolving credit facilities	10,000	55,000
Repayments on revolving credit facilities	(50,000)	(50,000)
Dividends paid	(3,893)	(3,893)
Net cash provided by (used in) financing activities	(43,893)	1,107
Net decrease in cash and cash equivalents	(25,500)	(10,494)
Cash and cash equivalents, beginning of period	106,570	68,457
Cash and cash equivalents, end of period	$81,070	$57,963

(See accompanying notes to consolidated financial statements)

NGP CAPITAL RESOURCES COMPANY

CONSOLIDATED SCHEDULE OF INVESTMENTS
MARCH 31, 2012
(In Thousands, Except Share Amounts and Percentages)
(Unaudited)

Portfolio Company	Industry Segment	Investment(1)	Principal	Cost	Fair Value(2)
Control Investments – Majority Owned (50% or more owned)
DeanLake Operator, LLC (11)	Oil & Natural Gas Production and Development	Class A membership interests – entitled to 100% of distribution of DeanLake Operator, LLC		$—	$—
Rubicon Energy Partners, LLC(11)	Oil & Natural Gas Production and Development	4,000 LLC Units – 50% ownership of the assets of Rubicon
		Energy Partners, LLC		—	—
Subtotal Control Investments – Majority Owned (50% or more owned)				$—	$—
Affiliate Investments – (5% to 25% owned)
BioEnergy Holding, LLC(6)	Alternative Fuels and Specialty Chemicals	Senior Secured Notes (15%, due 3/06/2015)(4)	$16,662	$15,511	$—
		BioEnergy Holding Units – 11.1% of outstanding units of BioEnergy Holdings, LLC		1,297	—
		Myriant Corporation – 0.55% of outstanding common shares of Myriant Corporation		419	706
		Myriant Corporation Warrants(8)		49	105
Bionol Clearfield, LLC(6)	Alternative Fuels and Specialty Chemicals	Senior Secured Tranche C 2nd Lien Term Loan (LIBOR + 7% cash, LIBOR + 9% default, due 9/06/2016)(4)	4,950	4,950	—
Resaca Exploitation Inc.	Oil & Natural Gas Production and Development	Senior Unsecured Term Loan (9.5% cash, 12% PIK or 14% default, due 12/31/2014)(19)	11,629	11,445	11,629
		Common Stock (1,360,972 shares) – representing 6.56% of outstanding common stock of Resaca Exploitation Inc.(3)(9)		3,235	900
		Warrants(12)		250	17
Subtotal Affiliate Investments – (5% to 25% owned)				$37,156	$13,357
Non-affiliate Investments – (Less than 5% owned)
Anadarko Petroleum Corporation 2007 – III Drilling Fund	Oil & Natural Gas Production and Development	After-Payout Net Profits Interest (25% of 3% NPI after 2/29/2012 loan repayment, expires 3/31/2015)	$—	$—	$615
ATP Oil & Gas Corporation – III	Oil & Natural Gas Production and Development	Limited Term Royalty Interest (13.2% annual interest, 14% IRR to pay-out)		22,522	22,499
BP Corporation North America,Inc.	Oil & Natural Gas Production and Development	Put options to sell up to 141,376 Bbls of crude oil at a strike price of $65.00 per Bbl. 15 monthly contracts beginning on July 1, 2012 and expiring on September 30, 2013(3)		417	34
Black Pool Energy Partners, LLC	Oil & Natural Gas Production and Development	Senior Secured Term Loan (The greater of 18% or LIBOR + 14% default, due 10/24/2011)(17)	15,744	15,744	11,700
		3% Overriding Royalty Interest		8	100
		Warrants(10)		10	—

(See accompanying notes to consolidated financial statements)

NGP CAPITAL RESOURCES COMPANY

CONSOLIDATED SCHEDULE OF INVESTMENTS
MARCH 31, 2012
(In Thousands, Except Share Amounts and Percentages)
(Unaudited)
(Continued)

Portfolio Company	Industry Segment	Investment(1)	Principal	Cost	Fair Value(2)
Non-affiliate Investments – (Less than 5% owned) – Continued
Castex Energy Development Fund, LP	Oil & Natural Gas Production and Development	Senior Secured Term Loan (The greater of 11.5% or LIBOR + 10.5%, due 12/31/2014)	$27,500	$27,031	$27,500
		Castex Class B Units – 5%(15)		0	590
Chroma Exploration & Production, Inc.	Oil & Natural Gas Production and Developmen	11,595 Shares Series A Participating Convertible Preferred Stock(4)		2,222	—
		10,589 Shares Series AA Participating Convertible Preferred Stock(4)		2,090	190
		8.11 Shares Common Stock		—	—
		Warrants(5)		—	—
Globe BG, LLC	Coal Production	Contingent earn-out related to July 2011 sale of royalty interests in Alden Resources, LLC(14)	—	—	3,370
GMX Resources, Inc.	Oil & Natural Gas Production and Development	Senior Convertible Notes (5%, due 2/1/2013)(3)	12,661	11,616	9,385
Pallas Contour Mining, LLC	Coal Mining	Senior Secured Term Loan (17% default, due 10/14/2015)(18)	11,161	11,201	11,161
Powder River Acquisitions, LLC	Oil & Natural Gas Production and Development	Senior Secured Promissory Note (12%, due 6/15/2012)(16)	3,000	3,000	3,000
Southern Pacific Resources Corporation	Oil & Natural Gas Production and Development	Second Lien Term Loan (LIBOR + 8.5% with 2.0% LIBOR floor or Prime + 7.5% with 3.0% Prime floor, due 1/07/2016)	7,115	7,206	7,115
Spirit Resources, LLC	Oil & Natural Gas Production and Development	Senior Secured Term Loan (The greater of 12% or LIBOR + 8%, due 4/27/2015)	13,050	12,832	13,050
		Warrants(13)		25	600
Tammany Oil & Gas, LLC	Oil & Natural Gas Production and Development	Senior Secured Term Loan (The greater of 13% or LIBOR + 8%, due 9/30/2012)	4,933	4,927	4,933
		3.33% Overriding Royalty Interest		108	1,200
		Warrants(7)		5	1,450
Subtotal Non-affiliate Investments – (Less than 5% owned)				$120,964	$118,492
TOTAL INVESTMENTS				$158,120	$131,849

(See accompanying notes to consolidated financial statements)

NGP CAPITAL RESOURCES COMPANY

CONSOLIDATED SCHEDULE OF INVESTMENTS
MARCH 31, 2012
(Unaudited)
(Continued)

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS

(1)	All of our targeted investments are collateral for obligations under our Investment Facility. See Note 4 of Notes to Consolidated Financial Statements. All investments are in entities with primary operations in the United States of America. Percentages represent interest rates in effect at the end of the period and due dates represent the contractual maturity dates. Warrants, common stocks, units, commodity derivative instruments and earn-outs are non-income producing securities, unless otherwise stated.
(2)	Our Board of Directors determines, in good faith, the final estimates of fair value of our investments. Fair value estimates are determined using unobservable inputs (Level 3 hierarchy), unless otherwise stated.
(3)	Fair value estimate is determined using prices with observable market inputs (Level 2 hierarchy). See Note 8 of Notes to Consolidated Financial Statements.
(4)	Non-accrual status.
(5)	Chroma warrants expired without exercise on April 5, 2012 and provided us the right to purchase 2,462 shares of common stock at a purchase price of $75.00 per share.
(6)	BioEnergy Holdings, LLC owns 100% of Bionol Clearfield, LLC. In July 2011, both entities filed for protection under Chapter 7 of the U.S. Bankruptcy Code.
(7)	Tammany Oil & Gas, LLC warrants expire five years after repayment of principal and interest and provide us the right to purchase approximately 5% of membership shares at the exercise price of approximately $17.61 per share.
(8)	Myriant Corporation warrants expire on August 15, 2015 and provide us the right to purchase 32,680 shares of Myriant Corporation at a purchase price of $10.00 per share.
(9)	Resaca Exploitation, Inc. stock is listed on the Alternative Investment Market of the London Stock Exchange, denominated in British pounds beginning March 19, 2012, and its reported fair value at March 31, 2012 has been converted to U.S. dollars.
(10)	Black Pool warrants expire seven years after repayment of principal and interest and provide us the right to purchase 25% of membership interest at the exercise price of $0.01 per unit.
(11)	Assets of this portfolio company have been sold. The legal entity, in which we retain an equity interest, is in the process of dissolution.
(12)	Resaca Exploitation, Inc. warrants expire 10 business days following termination of the credit agreement and entitle us to purchase up to 2,420,000 shares of Resaca common stock at a purchase price of $1.92 per share.
(13)	Spirit Resources, LLC penny warrants expire five years after repayment of principal and interest and entitle us to acquire 33% of the Units of Membership Interest.
(14)	Contingent payment of up to $6.8 million is dependent upon Alden Resources, LLC’s ability to achieve certain sales volume and operating efficiency levels during the three year period ending July 2014.
(15)	Lenders were granted 10% (5% net to NGPC) of the LP interest in Castex Energy Development Fund via Class B LP units that will become effective at the earlier of maturity or a liquidity event in which the Castex Energy Development Fund assets are sold.
(16)	We issued a written notice of default on September 30, 2011 and filed suit against Powder River Acquisitions, LLC (“Powder River”) and an individual guarantor for failure to pay principal and interest when due. In March 2012, we entered into a Forbearance Agreement with Powder River and the guarantor, extending maturity to June 15, 2012 in exchange for payment of all past due interest and reimbursement of our legal fees.
(17)	The Term Loan to Black Pool Energy Partners, LLC matured on October 24, 2011 without repayment. We are currently negotiating with Black Pool toward a potential restructuring of the Term Loan.

(See accompanying notes to consolidated financial statements)

NGP CAPITAL RESOURCES COMPANY

CONSOLIDATED SCHEDULE OF INVESTMENTS
MARCH 31, 2012
(Unaudited)
(Continued)

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued

(18)	In January 2012, Pallas Contour violated a financial covenant under its Senior Secured Term Loan. Beginning February 1, 2012, the applicable interest rate under the loan is 17% as long as the covenant violation persists.
(19)	In March 2012, Resaca received a default notice from the agent for its Senior Unsecured Term Loan, regarding the violation of two financial covenants. Beginning March 2, 2012, the applicable interest rate under this loan is 14% as long as the covenant violation persists.

(See accompanying notes to consolidated financial statements)

NGP CAPITAL RESOURCES COMPANY

CONSOLIDATED SCHEDULE OF INVESTMENTS
DECEMBER 31, 2011
(In Thousands, Except Share Amounts and Percentages)

Portfolio Company	Energy Industry Segment	Investment(1)	Principal	Cost	Fair Value(2)
Control Investments – Majority Owned (50% or more owned)
BSR Holdings, LLC(11)	Oil & Natural Gas Production and Development	100% of membership interests of BSR Holdings, LLC		$—	$—
DeanLake Operator, LLC(11)	Oil & Natural Gas Production and Development	Class A membership interests – entitled to 100% of distribution of DeanLake Operator, LLC		—	150
Rubicon Energy Partners, LLC(11)	Oil & Natural Gas Production and Development	4,000 LLC Units – 50% ownership of the assets of Rubicon Energy Partners, LLC		—	—
Subtotal Control Investments – Majority Owned (50% or more owned)				$—	$150
Affiliate Investments – (5% to 25% owned)
BioEnergy Holding, LLC (6)	Alternative Fuels and Specialty Chemicals	Senior Secured Notes (15%, due 3/06/2015)(4)	$16,662	$15,511	$—
		BioEnergy Holding Units – 11.1% of outstanding units of BioEnergy Holdings, LLC		1,297	—
		Myriant Corporation – 0.55% of outstanding common shares of Myriant Corporation		419	706
		Myriant Corporation Warrants(8)		49	64
Bionol Clearfield, LLC(6)	Alternative Fuels and Specialty Chemicals	Senior Secured Tranche C 2nd Lien Term Loan (LIBOR + 7% cash, LIBOR + 9% default, due 9/06/2016)(4)	4,950	4,950	—
Resaca Exploitation Inc.	Oil & Natural Gas Production and Development	Senior Unsecured Term Loan (9.5% cash or 12% PIK, due 12/31/2014)(21)	11,265	11,067	11,265
		Common Stock (1,360,972 shares) – representing 6.56% of outstanding common stock of Resaca Exploitation Inc.(3)(9)		3,235	1,197
		Warrants(13)		250	266
Subtotal Affiliate Investments – (5% to 25% owned)				$36,778	$13,498
Non-affiliate Investments – (Less than 5% owned)
Anadarko Petroleum Corporation 2007 – III Drilling Fund	Oil & Natural Gas Production and Development	Net Profits Interest (Due 4/23/2032)	$3,183	$3,200	$3,483
ATP Oil & Gas Corporation – III	Oil & Natural Gas Production and Development	Limited Term Royalty Interest (12.35% annual interest, 13% IRR to pay-out)(19)		28,443	28,443
BP Corporation North America, Inc.	Oil & Natural Gas Production and Development	Put options to sell up to 141,376 Bbls of crude oil at a strike price of $65.00 per Bbl. 15 monthly contracts beginning on July 1, 2012 and expiring on September 30, 2013(3)		417	417
Black Pool Energy Partners, LLC	Oil & Natural Gas Production and Development	Senior Secured Term Loan (The greater of 18% or LIBOR + 14% default, due 10/24/2011)(18)	15,744	15,744	12,000
		3% Overriding Royalty Interest		8	100
		Warrants(10)		10	—

(See accompanying notes to consolidated financial statements)

NGP CAPITAL RESOURCES COMPANY

CONSOLIDATED SCHEDULE OF INVESTMENTS
DECEMBER 31, 2011
(In Thousands, Except Share Amounts and Percentages)
(Continued)

Portfolio Company	Energy Industry Segment	Investment(1)	Principal	Cost	Fair Value(2)
Non-affiliate Investments – (Less than 5% owned) – Continued
Castex Energy Development Fund, LP	Oil & Natural Gas Production and Development	Senior Secured Term Loan (The greater of 11.5% or LIBOR + 10.5%, due 12/31/2014)	$27,500	$26,996	$27,500
		Castex Class B Units – 5%(16)		—	—
Chroma Exploration & Production, Inc.	Oil & Natural Gas Production and Development	11,595 Shares Series A Participating Convertible Preferred Stock(4)		2,222	—
		10,589 Shares Series AA Participating Convertible Preferred Stock(4)		2,090	500
		8.11 Shares Common Stock		—	—
		Warrants(5)		—	—
Crestwood Holdings, LLC	Natural Gas Gathering and Processing	Senior Secured Term Loan (The greater of 10.5% or LIBOR + 8.5%, due 10/01/2016)	8,283	8,132	8,283
Globe BG, LLC	Coal Production	Contingent earn-out related to July 2011 sale of royalty interests in Alden Resources(15)	—	—	3,270
GMX Resources, Inc.(3)	Oil & Natural Gas Production and Development	Senior Convertible Notes (5%, due 2/1/2013)	12,661	11,332	8,103
Nighthawk Transport I, LP	Energy Services	LP Units(12)		—	—
		Warrants(12)		—	—
Pallas Contour Mining, LLC	Coal Mining	Senior Secured Term Loan (14%, due 10/14/2015)(20)	11,661	11,703	11,661
Powder River Acquisitions, LLC	Oil & Natural Gas Production and Development	Senior Secured Promissory Note (12% default, due 9/30/2011)(17)	3,241	3,241	3,241
Spirit Resources, LLC	Oil & Natural Gas Production and Development	Senior Secured Term Loan (The greater of 12% or LIBOR + 8%, due 4/27/2015)	12,250	12,018	12,250
		Warrants(14)		25	25
Tammany Oil & Gas, LLC	Oil & Natural Gas Production and Development	Senior Secured Term Loan (The greater of 13% or LIBOR + 8%, due 9/30/2012)	10,133	10,125	10,133
		3.33% Overriding Royalty Interest		113	1,000
		Warrants(7)		5	1,000
Subtotal Non-affiliate Investments – (Less than 5% owned)				$135,824	$131,409
TOTAL INVESTMENTS				$172,602	$145,057

(See accompanying notes to consolidated financial statements)

NGP CAPITAL RESOURCES COMPANY

CONSOLIDATED SCHEDULE OF INVESTMENTS
DECEMBER 31, 2011
(Continued)

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS

(1)	All of our targeted investments are collateral for obligations under our Investment Facility. See Note 4 of Notes to Consolidated Financial Statements. All investments are in entities with primary operations in the United States of America. Percentages represent interest rates in effect at the end of the period and due dates represent the contractual maturity dates. Warrants, common stocks, units, commodity derivative instruments and earn-outs are non-income producing securities, unless otherwise stated.
(2)	Our Board of Directors determines, in good faith, the final estimates of fair value of our investments. Fair value estimates are determined using unobservable inputs (Level 3 hierarchy), unless otherwise stated.
(3)	Fair value estimate is determined using prices with observable market inputs (Level 2 hierarchy). See Note 8 of the Notes to Consolidated Financial Statements.
(4)	Non-accrual status.
(5)	Chroma warrants expire on April 5, 2012 and provide us the right to purchase 2,462 shares of common stock at a purchase price of $75.00 per share.
(6)	BioEnergy Holdings, LLC owns 100% of Bionol Clearfield, LLC. In July 2011, both entities filed for protection under Chapter 7 of the U.S. Bankruptcy Code.
(7)	Tammany Oil & Gas, LLC warrants expire five years after repayment of principal and interest and provide us the right to purchase approximately 5% of membership shares at the exercise price of approximately $17.61 per share.
(8)	Myriant Corporation warrants expire on August 15, 2015 and provide us the right to purchase 32,680 shares of Myriant Corporation at a purchase price of $10.00 per share.
(9)	Resaca Exploitation, Inc. stock trades in U.S. dollars on the Alternative Investment Market of the London Stock Exchange.
(10)	Black Pool warrants expire seven years after repayment of principal and interest and provide us the right to purchase approximately 25% of membership interest at the exercise price of $0.01 per unit.
(11)	Assets of this portfolio company have been sold. The legal entity, in which we retain an equity interest, is in the process of dissolution.
(12)	Due to insufficient recoveries in the liquidation under Nighthawk's voluntary petition under Chapter 7 of the U.S. Bankruptcy Code, we recognized a realized loss of our total remaining investment in Nighthawk notes in December 2009. We retain ownership in warrants and units in Nighthawk and have assigned no value to those securities.
(13)	Resaca Exploitation, Inc. warrants expire 10 business days following termination of the credit agreement and entitle us to purchase up to 2,420,000 shares of Resaca common stock at a purchase price of $1.92 per share.
(14)	Spirit Resources, LLC penny warrants expire five years after repayment of principal and interest and entitle us to acquire 33% of the Units of Membership Interest.
(15)	Contingent payment of up to $6.8 million is dependent upon Alden Resources’ ability to achieve certain sales volume and operating efficiency levels during the three year period ending July 2014.
(16)	Lenders were granted 10% (5% net to NGPC) of the LP interest in Castex Energy Development Fund via Class B LP units that will become effective at the earlier of maturity or a liquidity event in which the Castex Energy Development Fund assets are sold.
(17)	We issued a written notice of default on September 30, 2011 and have filed suit against Powder River Acquisitions, LLC and an individual guarantor for failure to pay principal and interest when due.
(18)	The Term Loan to Black Pool Energy Partners, LLC matured on October 24, 2011 without repayment. We are currently negotiating with Black Pool toward a potential restructuring of the Term Loan.

(See accompanying notes to consolidated financial statements)

NGP CAPITAL RESOURCES COMPANY

CONSOLIDATED SCHEDULE OF INVESTMENTS
DECEMBER 31, 2011
(Continued)

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued

(19)	Effective January 1, 2012, the applicable interest rate on the ATP Limited Term Royalty Interest increased from 12.35% to 13.2% and the contractual rate of return increased from 13% to 14%.
(20)	In January 2012, Pallas Contour violated a financial covenant under the Senior Secured Term Loan. Beginning February 1, 2012, the applicable interest rate under the loan is 17% as long as the covenant violation persists.
(21)	In March 2012, Resaca received a default notice from the agent for the Senior Unsecured Term Loan, regarding the violation of two financial covenants. Beginning March 2, 2012, the applicable interest rate under this loan is 14% as long as the covenant violation persists.

(See accompanying notes to consolidated financial statements)

NGP CAPITAL RESOURCES COMPANY

CONSOLIDATED FINANCIAL HIGHLIGHTS
(Unaudited)

	For The Three Months Ended March 31,
	2012	2011
Per Share Data(1)
Net asset value, beginning of period	$9.26	$10.90
Net investment income	0.14	0.17
Net realized and unrealized gain (loss) on investments(2)	0.05	(0.32)
Net increase (decrease) in net assets resulting from operations	0.19	(0.15)
Dividends declared	(0.12)	(0.18)
Net asset value, end of period	$9.33	$10.57
Market value, beginning of period	$7.19	$9.20
Market value, end of period	$6.55	$9.64
Market value return(3)	(7.2%)	6.7%
Net asset value return(3)	2.7%	(1.2%)
Senior Securities Data
Total borrowings, end of period (in thousands)	$10,000	$55,000
Asset coverage ratio(4)(5)	2162%	529%
Asset coverage per unit(5)	$21,624	$5,290
Ratios and Supplemental Data
($ and shares in thousands)
Net assets, end of period	$201,882	$228,574
Average net assets	$201,074	$232,150
Common shares outstanding end of period	21,628	21,628
Net investment income/average net assets(6)	5.9%	6.5%
Portfolio turnover rate(7)	6.0%	6.9%
Total operating expenses/average net assets(6)	5.3%	5.0%
Additional Ratios
Net increase (decrease) in net assets resulting from operations/average net assets(6)	8.4%	(5.7%)
Expense Ratios (as a percentage of average net assets)(6)
Interest expenses and bank fees	0.7%	0.6%
Management and incentive fees	2.2%	2.3%
Other operating expenses	2.4%	2.1%
Total operating expenses	5.3%	5.0%

(1)	Per Share Data is based on weighted average number of common shares outstanding for the period.
(2)	Calculated as a balancing amount necessary to reconcile the change in net assets value per share with other per share information presented. This amount may not agree with the aggregate gains and losses for the period because the difference in the net asset value at the beginning and end of the period may not equal the per share changes of the line items disclosed.
(3)	Return calculations assume reinvestment of dividends and are not annualized.
(4)	As a business development company, we are generally required to maintain a ratio of at least 200% of total assets, less all liabilities and indebtedness not represented by senior securities, to total borrowings and guaranty commitments.

(See accompanying notes to consolidated financial statements)

NGP CAPITAL RESOURCES COMPANY

CONSOLIDATED FINANCIAL HIGHLIGHTS
(Unaudited)
(Continued)

(5)	Asset coverage ratio is the ratio of the carrying value of our total assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities represented by indebtedness (including interest payable and guarantees). Asset coverage per unit is the asset coverage ratio expressed in terms of dollar amounts per one thousand dollars of indebtedness.
(6)	Annualized.
(7)	Porfolio turnover rates for the three months ended March 31, 2012 and 2011 have been corrected from 11.6% and 12.2%, respectively.

(See accompanying notes to consolidated financial statements)

NGP CAPITAL RESOURCES COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2012
(Unaudited)

Note 1: Organization

These Consolidated Financial Statements present the financial position, results of operations and cash flows of NGP Capital Resources Company and its consolidated subsidiaries. The terms “we,” “us,” “our” and “NGPC” refer to NGP Capital Resources Company and its consolidated subsidiaries. We are a financial services company organized in July 2004 as a Maryland corporation to invest primarily in small and mid-size private energy companies. In early 2012, we expanded our investment strategy to also include middle market companies not engaged in the energy industry. Our investment objective is to generate both current income and capital appreciation primarily through debt investments with certain equity components. We are a closed-end, non-diversified management investment company that has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, or the 1940 Act. In addition, for federal income tax purposes we operate so as to be treated as a regulated investment company, or RIC, under the Internal Revenue Code of 1986, as amended, or the Code. We have several direct and indirect subsidiaries that are single member limited liability companies and wholly-owned limited partnerships established to hold certain portfolio investments or provide services to us in accordance with specific rules prescribed for a company operating as a RIC. We consolidate the financial results of our wholly-owned subsidiaries for financial reporting purposes, and we do not consolidate the financial results of our portfolio companies. Our external manager, NGP Investment Advisor, LP, or our Manager, conducts our operations pursuant to an Investment Advisory Agreement (see Note 5). NGP Energy Capital Management, L.L.C., or NGP, and NGP Administration, LLC, or our Administrator, together own 100% of our Manager.

Note 2: Basis of Presentation

These interim unaudited consolidated financial statements include the accounts of NGPC and its subsidiaries. We eliminate all significant intercompany accounts and transactions.

We prepare the interim consolidated financial statements, without audit, pursuant to the rules and regulations of the Securities and Exchange Commission, or the SEC. We omit certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America, or GAAP, pursuant to such rules and regulations. We believe we include all adjustments, which are of a normal recurring nature, so that these financial statements fairly present our financial position, results of operations and cash flows. Interim results are not necessarily indicative of results for a full year. You should read these unaudited consolidated financial statements in conjunction with the consolidated financial statements and related notes included in our Annual Report on Form 10-K for the year ended December 31, 2011.

Preparing interim consolidated financial statements in accordance with GAAP requires us to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and the accompanying notes to the consolidated financial statements, including the estimated fair values of our investment portfolio discussed in Note 8. Although we believe our estimates and assumptions are reasonable, actual results could differ from these estimates.

Recent Accounting Pronouncements

In May 2011, the FASB issued Accounting Standards Update No. 2011-04, “ Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS,” or ASU 2011-04. This guidance requires additional disclosure regarding fair value measurement and sensitivity, and improves consistency between U.S. GAAP and international financial reporting standards, or IFRS. This guidance must be applied prospectively and becomes effective for interim and annual periods beginning after December 15, 2011. We adopted this standard on January 1, 2012. The adoption of ASU 2011-04 did not have a significant impact on our process for measuring fair values or on our consolidated financial statements, other than the inclusion of additional required disclosures.

NGP CAPITAL RESOURCES COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2012
(Unaudited)

Note 2: Basis of Presentation  – (continued)

Dividends

We record dividends to stockholders on the ex-dividend date. We currently intend that our distributions each year will be sufficient to maintain our status as a RIC for federal income tax purposes and to eliminate federal excise tax liability. We currently intend to make distributions to stockholders on a quarterly basis that total substantially all net taxable income for the year. We also intend to make distributions of net realized capital gains, if any, at least annually. However, we may in the future decide to retain such capital gains for investment and designate such retained amounts as deemed distributions. Each quarter, our Manager estimates our annual taxable earnings. The Board of Directors considers this estimate and determines the distribution amount, if any. We generally declare our dividends each quarter and pay them shortly thereafter.

The following table summarizes our recent distribution history:

Declaration Date	Amount	Record Date	Payment Date
March 9, 2011	$0.18	March 31, 2011	April 8, 2011
June 14, 2011	$0.18	June 30, 2011	July 8, 2011
September 13, 2011	$0.18	September 30, 2011	October 10, 2011
December 13, 2011	$0.18	December 31, 2011	January 6, 2012
March 19, 2012	$0.12	March 31, 2012	April 9, 2012

Note 3: Revisions of Previously Issued Financial Statements

In the third quarter of 2011, we corrected our method of categorizing income tax provision (benefit) among the income categories on our consolidated statements of operations (namely, net investment income, realized capital gains (losses) on investments and unrealized appreciation (depreciation) on investments) to appropriately reflect the income tax consequences among the income categories. The change in methods had no impact on the total income tax provision (benefit) or on net increase (decrease) in net assets from operations or net asset value for any period. However, the appropriate categorization method did result in immaterial changes to previously reported amounts for net investment income, net realized capital gain (loss) on investments and net unrealized appreciation (depreciation) on investments, because the amounts of income tax provision (benefit) applicable to each category are different under the new method. In addition, the changes also impacted the ratios of net investment income/average net assets and certain after-tax per share amounts.

We assessed the materiality of these revisions on each of the periods affected and concluded that none of the revisions were material to any previously issued financial statements. Given that the effect was not material, previously issued financial statements will be revised for these items the next time such financial statements are presented in SEC filings.

NGP CAPITAL RESOURCES COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2012
(Unaudited)

Note 3: Revisions of Previously Issued Financial Statements  – (continued)

The following table sets forth the line items affected by the revisions on the statements of operations and financial highlights for the three-month period ended March 31, 2011 (in thousands except per share data):

	Three Months Ended March 31, 2011
	As Previously Reported	Revisions	As Revised
Net investment income before income taxes	$3,701	$—	$3,701
Benefit (provision) for income taxes	(703)	693	(10)
Net investment income	2,998	693	3,691
Net realized capital gain (loss) on investments	(525)	—	(525)
Benefit (provision) for income taxes	0	(0)	—
Total net realized capital gain (loss) on investments	(525)	(0)	(525)
Net increase (decrease) in unrealized appreciation (depreciation) on investments	(6,426)	—	(6,426)
Benefit (provision) for income taxes	694	(693)	1
Total net unrealized appreciation (depreciation) on investments	(5,732)	(693)	(6,425)
Net increase (decrease) in net assets resulting from operations	$(3,259)	$—	$(3,259)
Per share data:
Net investment income	$0.14	$0.03	$0.17
Net realized capital gain (loss) on investments	(0.02)	—	(0.02)
Net unrealized appreciation (depreciation) on investments	(0.27)	(0.03)	(0.30)
Net increase (decrease) in net assets resulting from operations	$(0.15)	$—	$(0.15)
Average net assets	232,150		232,150
Net investment income / average net assets (annualized)	5.2%		6.5%

Note 4: Credit Facilities and Borrowings

On December 6, 2011, we entered into a $72.0 million Amended and Restated Revolving Credit Agreement, or the Investment Facility. The total amount outstanding under the Investment Facility was $10.0 million and $50.0 million, as of March 31, 2012 and December 31, 2011, respectively. Substantially all of our assets, except our investments in U.S. Treasury Bills, are collateral for the obligations under the Investment Facility. The Investment Facility matures on August 31, 2014, and bears interest, at our option, at either (i) LIBOR plus 325 to 475 basis points, or (ii) the base rate plus 225 to 375 basis points, both based on our amounts outstanding. As of March 31, 2012, the interest rate on our outstanding balance of $10.0 million was 6.0% (base rate plus 275 basis points). We repaid the entire $10.0 million balance in April 2012. As of March 31, 2012, we had a letter of credit outstanding of $1.8 million, and the amount available to us for borrowing under the Investment Facility was $60.2 million.

On March 31, 2011, we entered into a $30.0 million Treasury Secured Revolving Credit Agreement, or the Treasury Facility, which can only be used to purchase investments in U.S. Treasury Bills. Proceeds from the Treasury Facility facilitate the growth of our investment portfolio and provide flexibility in the sizing of our portfolio investments. On March 30, 2012, we entered into a consent and first amendment to the Treasury

NGP CAPITAL RESOURCES COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2012
(Unaudited)

Note 4: Credit Facilities and Borrowings  – (continued)

Facility. As amended, the Treasury Facility matures on March 31, 2013 and bears interest, at our option, at either (i) LIBOR plus 50 basis points or (ii) the base rate. We have the right at any time to prepay the loans, in whole or in part, without premium or penalty. As of March 31, 2012, we had no outstanding indebtedness under the Treasury Facility and the entire $30.0 million was available.

The Investment Facility and Treasury Facility contain affirmative and reporting covenants and certain financial ratio and restrictive covenants that apply to our subsidiaries and us. We complied with these covenants as of March 31, 2012 and had no events of default under either facility. The most restrictive covenants are:

•	maintaining a ratio of net asset value to consolidated total indebtedness (excluding net hedging liabilities) of not less than 2.25:1.0,
•	maintaining a ratio of net asset value to consolidated total indebtedness (including net hedging liabilities) of not less than 2.0:1.0,
•	maintaining a ratio of EBITDA (excluding revenue from cash collateral) to interest expense (excluding interest on loans under the Treasury Facility) of not less than 3.0:1.0, and
•	maintaining a ratio of collateral to the aggregate principal amount of loans under the Treasury Facility of not less than 1.02:1.0.

Note 5: Investment Management

Investment Advisory Agreement

We have an Investment Advisory Agreement with our Manager under which our Manager administers our day-to-day operations and provides investment advisory services to us. Our Manager is subject to the overall supervision of our Board of Directors. For providing these services, we pay our Manager a fee, consisting of two components — a base management fee and an incentive fee.

Base Management Fee:  According to the Investment Advisory Agreement, we calculate the base management fee as 0.45% of the average of our total assets as of the end of the two previous quarters. We record and pay this base management fee quarterly in arrears.

Incentive Fee:  The incentive fee under the Investment Advisory Agreement consists of two parts. We calculate the first part of the incentive fee, the Investment Income Incentive Fee, as 20% of the excess, if any, of our net investment income for the quarter that exceeds a quarterly hurdle rate equal to 2% (8% annualized) of our net assets. We calculate and pay this Investment Income Incentive Fee quarterly in arrears. For the purpose of this fee calculation, net investment income means interest income, dividend income, royalty income and any other income (including any other fees, such as commitment, origination, syndication, structuring, diligence, managerial assistance, monitoring, and consulting fees or other fees that we receive from portfolio companies) accrued during the fiscal quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement, and interest expense, but excluding the incentive fee). Accordingly, we may pay an incentive fee based partly on accrued interest, the collection of which is uncertain or deferred. Net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash. Net investment income does not include any realized capital gains, realized capital losses, or unrealized capital appreciation or depreciation. For the three months ended March 31, 2012 and 2011, we did not incur any Investment Income Incentive Fees.

NGP CAPITAL RESOURCES COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2012
(Unaudited)

Note 5: Investment Management  – (continued)

We calculate the second part of the incentive fee, the Capital Gains Fee, as (1) 20% of (a) our net realized capital gains (realized capital gains less realized capital losses) on a cumulative basis from the closing date of our initial public offering to the end of such fiscal year, less (b) any unrealized capital depreciation at the end of such fiscal year, less (2) the aggregate amount of all Capital Gains Fees paid to our Manager in prior fiscal years. We determine and pay the Capital Gains Fee in arrears as of the end of each fiscal year (or upon termination of the Investment Advisory Agreement, as of the termination date). For accounting purposes only, in order to reflect the theoretical Capital Gains Fee that would be payable for a given period as if all unrealized capital gains were realized, we accrue a Capital Gains Fee as described above (in accordance with the terms of the Investment Advisory Agreement), plus 20% of unrealized capital gains on investments held at the end of such period. It should be noted that the portion of the accruals for the Capital Gains Fees attributable to unrealized capital gains will not necessarily be payable under the Investment Advisory Agreement, and may never be paid based on the computation of Capital Gains Fees in subsequent periods. As of March 31, 2012, we had cumulative net capital losses of $55.8 million and unrealized capital depreciation of $23.2 million. We did not incur or pay any Capital Gains Fees for the three months ended March 31, 2012 and 2011.

Our Board of Directors originally approved the Investment Advisory Agreement on November 9, 2004. Our Board of Directors or the holders of a majority of our outstanding voting securities must approve the continuation of the Investment Advisory Agreement at least annually. Additionally, in either case, the approval must be by a majority of our independent directors. On October 31, 2011, our Board of Directors, including all of the independent directors, approved an extension of the Investment Advisory Agreement through November 9, 2012.

The Investment Advisory Agreement may be terminated at any time, without the payment of any penalty, by a vote of our Board of Directors or the holders of a majority of our shares on 60 days’ written notice to our Manager, and would automatically terminate in the event of its “assignment” (as defined in the 1940 Act). Either party may terminate the Investment Advisory Agreement without penalty upon not more than 60 days’ written notice to the other.

Pursuant to the Investment Advisory Agreement, our Manager pays the compensation and routine overhead expenses of the investment professionals of our management team and their respective staffs, when and to the extent engaged in providing management and investment advisory services to us. We bear all other costs and expenses of our operations and transactions. Our Manager is a registered investment adviser under the Investment Advisers Act of 1940.

Administration Agreement

We have an Administration Agreement with our Administrator, under which our Administrator furnishes us with office facilities, equipment and clerical, bookkeeping and recordkeeping services at such facilities. Under the Administration Agreement, our Administrator also performs, or oversees the performance by third parties of, our required administrative services which include responsibility for the financial records that we are required to maintain and preparation of reports to our stockholders and reports filed with the SEC. In addition, our Administrator assists in determining and publishing our net asset value, oversees the preparation and filing of our tax returns, the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. To the extent permitted under the 1940 Act, our Administrator may also provide on our behalf, significant managerial assistance to our portfolio companies. We base payments under the Administration Agreement upon the allocable portion of our Administrator’s costs and expenses incurred in connection with administering our business. The Administration Agreement may be terminated at anytime,

NGP CAPITAL RESOURCES COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2012
(Unaudited)

Note 5: Investment Management  – (continued)

without penalty, by a vote of our Board of Directors or by our Administrator upon 60 days’ written notice to the other party, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

We owed $216,000 and $210,000 to our Administrator as of March 31, 2012 and December 31, 2011, respectively, for expenses incurred on our behalf for the final month of the respective quarterly period. We include these amounts in accounts payable and accrued expenses. Our Board of Directors originally approved the Administration Agreement on November 9, 2004. Our Board of Directors and a majority of our independent directors must approve the continuation of the Administration Agreement at least annually. On October 31, 2011, our Board of Directors, including all of the independent directors, approved an extension of the Administration Agreement through November 9, 2012.

Note 6: Federal Income Taxes

We currently qualify for tax purposes as a RIC under Subchapter M of Chapter 1 of the Code, as amended. As a RIC, the IRS generally will not tax the portion of our investment company taxable income and net capital gain (i.e., realized net long term capital gains in excess of realized net short term capital losses) distributed to stockholders. To qualify as a RIC, we are required, among other things, to distribute to our stockholders at least 90% of investment company taxable income, as defined by the Code, and to meet certain asset diversification requirements.

Certain of our wholly-owned subsidiaries, or Taxable Subsidiaries, have elected to be taxed as corporations for federal income tax purposes. The Taxable Subsidiaries hold certain of our portfolio investments, and are consolidated for financial reporting purposes but not for income tax reporting purposes. These Taxable Subsidiaries permit us to hold equity investments in portfolio companies that are “pass through” entities for tax purposes, in order to comply with the “source income” requirements contained in the RIC tax regulations. The Taxable Subsidiaries may generate net income tax expense or benefit, which is reflected on our consolidated statements of operations.

Note 7: Commitments and Contingencies

As of March 31, 2012, we had investments in or commitments to fund investments in 17 portfolio companies totaling $165.9 million. Of this total, $160.1 million was outstanding and $5.8 million remained committed and available to fund. Generally, these commitments have fixed expiration dates, and we do not expect to fund the entire $5.8 million of commitments before they expire. We do not report the unused portions of these commitments on our Consolidated Balance Sheets.

In February 2010, we arranged for a letter of credit issued under the Investment Facility with respect to our investment in one of our portfolio companies. As of March 31, 2012, the letter of credit balance was $1.8 million.

We have continuing obligations under the Investment Advisory Agreement with our Manager and the Administration Agreement with our Administrator. The agreements provide that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its duties and obligations, our Manager, our Administrator and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with them will be entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of our Manager’s or Administrator’s services under the agreements or otherwise as our investment adviser or administrator. The agreements also provide that our Manager, our Administrator and their affiliates will not be liable to us or any stockholder for any error of judgment, mistake of law, any loss or damage with respect to any of our investments or any action taken or omitted to be taken by our Manager or our Administrator in connection with the performance of any of their duties or obligations under the agreements or otherwise as investment adviser or administrator to us, except to the extent specified

NGP CAPITAL RESOURCES COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2012
(Unaudited)

Note 7: Commitments and Contingencies  – (continued)

in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. In the normal course of business, we enter into a variety of undertakings containing a variety of representations that may expose us to some risk of loss. We do not expect significant losses, if any, from such undertakings.

Note 8: Fair Value

Investments consisted of the following as of March 31, 2012 and December 31, 2011:

	March 31, 2012
(Dollar amounts in thousands)	Cost	% of Total	Fair Value	% of Total
Senior secured debt	$95,196	60.2%	$71,344	54.1%
Subordinated debt	18,651	11.8%	18,744	14.2%
Senior convertible notes	11,616	7.4%	9,385	7.1%
Limited term royalties	22,522	14.2%	22,499	17.1%
Net profits interests	—	0.0%	615	0.5%
Contingent earn-out	—	0.0%	3,370	2.6%
Commodity derivative instruments	417	0.3%	34	0.0%
Royalty interests	116	0.1%	1,300	1.0%
Equity securities
Membership and partnership units	1,716	1.1%	1,296	1.0%
Participating preferred stock	4,312	2.7%	190	0.1%
Common stock	3,235	2.0%	900	0.7%
Warrants	339	0.2%	2,172	1.6%
Total equity securities	9,602	6.0%	4,558	3.4%
Total investments	$158,120	100.0%	$131,849	100.0%

	December 31, 2011
(Dollar amounts in thousands)	Cost	% of Total	Fair Value	% of Total
Senior secured debt	$108,420	62.8%	$85,068	58.6%
Subordinated debt	11,067	6.4%	11,265	7.8%
Senior convertible notes	11,332	6.5%	8,103	5.6%
Limited term royalties	28,443	16.5%	28,443	19.6%
Net profits interests	3,200	1.9%	3,483	2.4%
Contingent earn-out	—	0.0%	3,270	2.3%
Commodity derivative instruments	417	0.2%	417	0.3%
Royalty interests	121	0.1%	1,100	0.8%
Equity securities
Membership and partnership units	1,716	1.0%	856	0.6%
Participating preferred stock	4,312	2.5%	500	0.3%
Common stock	3,235	1.9%	1,197	0.8%
Warrants	339	0.2%	1,355	0.9%
Total equity securities	9,602	5.6%	3,908	2.6%
Total investments	$172,602	100.0%	$145,057	100.0%

NGP CAPITAL RESOURCES COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2012
(Unaudited)

Note 8: Fair Value  – (continued)

We account for all of the assets in our portfolio at fair value, following the provisions of the Financial Accounting Standards Board, or FASB, Accounting Standards Codification Fair Value Measurements and Disclosures, or ASC 820. ASC 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.

On a quarterly basis, the investment team of our Manager prepares fair value estimates for all of the assets in our portfolio utilizing the income approach and market approach in accordance with ASC 820 and presents them to our Valuation Committee. The Valuation Committee recommends its fair value estimates to our Board of Directors, which in good faith determines the final estimates of fair value for each investment. We record investments in securities for which market quotations are readily available at such market quotations in our financial statements as of the valuation date. For investments in securities for which market quotations are unavailable, or which have various degrees of trading restrictions, the investment team of our Manager prepares valuation analyses as generally described below.

•	Investment Team Valuation. The investment professionals of our Manager prepare fair value estimates for each investment.
•	Investment Team Valuation Documentation. The investment team documents and discusses its preliminary fair value estimates with senior management of our Manager.
•	Presentation to Valuation Committee. Senior management presents the valuation analyses and fair value estimates to the Valuation Committee of our Board of Directors.
•	Third Party Valuation Activity. The Valuation Committee and our Board of Directors, in their discretion, may retain an independent valuation firm to review any or all of the valuation analyses and fair value estimates provided by the investment team of our Manager. The Valuation Committee has not retained an independent valuation firm in connection with any fair value estimates during the year ended December 31, 2011 or the three months ended March 31, 2012.
•	Board of Directors and Valuation Committee. The Board of Directors and Valuation Committee review and discuss the valuation analyses and fair value estimates provided by the investment team of our Manager and the analysis of the independent valuation firm, if applicable.
•	Final Valuation Determination. Our Board of Directors discusses the fair value estimates recommended by the Valuation Committee and determines the fair value of each investment in our portfolio, in good faith, based on the input of the investment team of our Manager, our Valuation Committee and the independent valuation firm, if any.

ASC 820 defines fair value as the price that a seller would receive for an asset or pay to transfer a liability in an orderly transaction between independent, knowledgeable and willing market participants at the measurement date. The fair value definition focuses on exit price in the principal, or most advantageous, market and prioritizes the use of observable market inputs over unobservable entity-specific inputs. In accordance with ASC 820, we categorize our investments based on the inputs to our valuation methodologies as follows:

•	Level 1 — Quoted unadjusted prices for identical instruments in active markets to which we have access at the date of measurement.
•	Level 2 — Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all

NGP CAPITAL RESOURCES COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2012
(Unaudited)

Note 8: Fair Value  – (continued)

significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.
•	Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect our own assumptions that market participants would use to price the asset or liability based on the best available information.

Fair value accounting classifies financial assets and liabilities in their entirety based on the lowest level of input that is significant to the estimated fair value measurement. Our assessment of the significance of a particular input to the estimated fair value measurement requires judgment, and may affect the valuation of assets and liabilities and their placement within the fair value hierarchy levels.

Senior Debt Securities, Limited-Term Royalties and Subordinated Debt Securities:   In estimating the fair value of our debt investments, we first assess the overall financial health of the portfolio company through an evaluation of a number of factors, including, as relevant, historical and projected financial results, the portfolio company's enterprise value, and the nature and realizable value of any collateral. In estimating the portfolio company’s enterprise value, we analyze the discounted value of estimated future net cash flows of the portfolio company, derived, when appropriate, from third party valuations of a portfolio company’s assets, such as engineering reserve reports of oil and natural gas properties. We also use a market approach in estimating the portfolio company’s estimated enterprise value, considering recent comparable transactions involving similar businesses or assets. We also may consider the markets in which the portfolio company operates; comparison to a peer group of publicly traded securities; the size and scope of the portfolio company and its specific strengths and weaknesses; recent purchases or sales of securities by the portfolio company; recent offers to purchase the portfolio company; the estimated value of comparable securities; and other relevant factors. Based upon these analyses, we assess the sources of cash flow available to the portfolio company to service its debt and the underlying credit risk, and determine an appropriate yield, or discount rate, to apply to our anticipated cash flows to be collected from each debt investment, recognizing that the collection of contractual cash flows may come from one or a combination of cash flows generated from continuing operations of the portfolio company, liquidation of collateral or sale of the portfolio company. The appropriateness of the yield on our investments is directly relative to our judgment of the associated risks, using observable yield or price data for similar or comparable debt investments when available. Fair value measurements using the discounted cash flow method can be sensitive to significant changes in the inputs. A significant increase (decrease) in the discount rate for a particular security may result in a lower (higher) value of for that security.

We invest primarily in illiquid debt investments in small private energy companies, many of which are in the early stages of development, or are start-up companies in need of growth development capital. There is limited activity, transparency and variable data in the markets in which we invest. We have observed that there is limited correlation in yield and price data in our principle market when compared to overall market trends based upon debt investments we have made throughout our history. In circumstances where there is limited observable price or yield data of similar or comparable securities, we base our considerations on our assessments of the credit trends and underlying performance of our portfolio companies and of the markets in which we invest, relying on the collective judgment of the investment team of our Manager, our Valuation Committee members and our Board of Directors, which is based on their extensive experience and expertise investing in public and non-public securities in energy markets.

Equity Securities:  We record our investments in preferred and common equity securities (including warrants or options to acquire equity securities) at fair value based on our pro rata share of the residual equity

NGP CAPITAL RESOURCES COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2012
(Unaudited)

Note 8: Fair Value  – (continued)

value available after deducting all outstanding debt and other obligations, as applicable, from the estimated enterprise value of the portfolio company. To estimate the enterprise value of the portfolio company, we analyze the discounted cash flows of the portfolio company and indicative pricing (on a proved reserve and/or units-of-production basis, as appropriate) in recent comparable market transactions as mentioned above, adjusted for lack of marketability due to the illiquid nature or other restrictions on the sale of the security. In most cases, we may compute an average of the calculated values of our share of the residual equity value (using multiple approaches or various assumptions) in determining the fair value of the equity security to be reported in our financial statements. Estimating a company’s enterprise value involves judgment, and residual equity values can be relatively volatile based on changes in market conditions, the company’s financial performance and outlook, and other factors. Fair value measurements using market comparables can be sensitive to significant changes in the inputs. A significant increase (decrease) in the reserve multiple, or a significant decrease (increase) in the discount for lack of marketability, for a particular equity security may result in a higher (lower) fair value for that security.

In some cases, where we deem recent or pending financing or recapitalization transactions involving the portfolio company to be more indicative of enterprise value, we use such recent transactions to value the enterprise, in lieu of the discounted cash flow or market comparables. In addition, in cases where we deem appropriate, we utilize an option pricing method, or OPM, to value the various preferred stock, common stock and warrants we have in companies with complex capital structures. The OPM treats preferred stock, common stock and warrants as call options on the enterprise value, with exercise prices based on liquidation preference of the security. The OPM commonly uses the Black-Scholes model to price the call option and considers the various terms of the stockholder agreements upon liquidation of the enterprise. In addition, the OPM implicitly considers the effect of the liquidation preference as of a future liquidation date, not as of the valuation date.

Net Profits Interests and Royalty Interests:  We record our investments in overriding royalty and net profits interests at fair value based on a multiple of cash flows generated by such investments, multiples from transactions involving the sale of comparable assets and/or the discounted value of expected future net cash flows from such investments, adjusted for lack of marketability due to the illiquid nature or other restrictions on the sale of our investment. We derive appropriate cash flow multiples from the review of comparable transactions involving similar assets. We derive the discounted value of future net cash flows, when appropriate, from third party valuations of a portfolio company’s assets, such as engineering reserve reports of oil and natural gas properties. A significant increase (decrease) in the cash flow multiple, or a significant decrease (increase) in the discount for lack of marketability, for a particular investment may result in a higher (lower) fair value for that investment.

Contingent Earn-Out:  Our contingent earn-out investment resulted from the sale of our investment in Alden Resources, LLC to Globe BG, LLC (“Globe”) in July 2011. The amount of the payment, up to $6.8 million, is based on a formula involving the number of clean tons produced multiplied by the difference between the company’s cost of production in 2010 and the cost of production during the optimal consecutive 12-month period during the 3-year period ending July 2014. We based our valuation of the earn-out on a weighted average of the discounted value of the earn-out payment computed under six scenarios with various production and production cost assumptions. A significant increase (decrease) in production, a significant decrease (increase) in cost of production, or a significant decrease (increase) in the discount rate may result in a higher (lower) value of the earn-out.

Commodity Derivative Instruments:  We record all derivative instruments at fair value. Quoted market prices are the best evidence of estimated fair value. We estimate the fair value of the crude oil and natural gas options using a market-based valuation methodology based upon forward commodity price and volatility

NGP CAPITAL RESOURCES COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2012
(Unaudited)

Note 8: Fair Value  – (continued)

curves. Independent pricing services provide the curves, which reflect broker market quotes. We consider these investments as Level 2 on the valuation hierarchy, as the values represent quoted prices for similar instruments in active markets.

We hold certain investments in debt or equity securities that are publicly traded, but for which there are relatively few transactions or for which trading activity is relatively infrequent. We value these investments at broker quotes as of the balance sheet date or at prices for which such securities were most recently traded. We consider these investments as Level 2 on the valuation hierarchy, as the values represent quoted prices for identical instruments in thinly-traded markets.

Due to the inherent uncertainty in the valuation process, the fair value estimates for our investments may differ materially from the values that would have been used had a ready market for the securities existed. Additionally, changes in the market environment, portfolio company performance and other events that may occur over the lives of the investments may cause the gains or losses ultimately realized on our investments to be materially different than the valuations currently assigned.

We may have investments in our portfolio that contain payment-in-kind, or PIK, provisions. We compute PIK interest income or PIK dividend income at the contractual rate specified in each investment agreement and add that amount to the principal balance of the investment. For those investments with PIK interest or PIK dividends, we calculate our income accruals on the principal balance plus any PIK amounts. If the portfolio company’s asset valuation is not sufficient to cover the contractual interest, we do not accrue interest income or dividend income on the investment. To maintain our RIC status, we must pay out this non-cash income to stockholders in the form of dividends, even though we have not yet collected the cash.

Fair value accounting classifies financial assets and liabilities in their entirety based on the lowest level of input that is significant to the estimated fair value measurement. Our assessment of the significance of a particular input to the estimated fair value measurement requires judgment, and may affect the valuation assets and liabilities and their placement within the fair value hierarchy levels. We did not have any liabilities measured at fair value at March 31, 2012 or December 31, 2011. The following tables set forth our financial assets by level within the fair value hierarchy that we accounted for at fair value as of March 31, 2012 and December 31, 2011.

	Fair Value Measurements as of March 31, 2012 (In Thousands)
	Total	Quoted Prices in Active Market (Level 1)	Prices with Observable Market Inputs (Level 2)	Unobservable Inputs (Level 3)
Affiliate investments
Subordinated debt	$11,629	$—	$—	$11,629
Equity securities	1,728	—	900	828
Total affiliate investments	13,357	—	900	12,457
Non-affiliate investments
Senior secured debt	71,344	—	—	71,344
Subordinated debt	7,115	—	—	7,115
Senior convertible notes	9,385	—	9,385	—
Limited term royalties	22,499	—	—	22,499
Net profits interests	615	—	—	615
Contingent earn-out	3,370	—	—	3,370
Commodity derivative instruments	34	—	34	—
Royalty interests	1,300	—	—	1,300
Equity securities	2,830	—	—	2,830
Total non-affiliate investments	118,492	—	9,419	109,073
Total assets at fair value	$131,849	$—	$10,319	$121,530

NGP CAPITAL RESOURCES COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2012
(Unaudited)

Note 8: Fair Value  – (continued)

	Fair Value Measurements as of December 31, 2011 (In Thousands)
	Total	Quoted Prices in Active Market (Level 1)	Prices with Observable Market Inputs (Level 2)	Unobservable Inputs (Level 3)
Control investments
Equity securities	$150	$—	$—	$150
Total control investments	150	—	—	150
Affiliate investments
Subordinated debt	11,265	—	—	11,265
Equity securities	2,233	—	1,197	1,036
Total affiliate investments	13,498	—	1,197	12,301
Non-affiliate investments
Senior secured debt	85,068	—	—	85,068
Senior convertible notes	8,103	—	8,103	—
Limited term royalties	28,443	—	—	28,443
Net profits interests	3,483	—	—	3,483
Contingent earn-out	3,270	—	—	3,270
Commodity derivative instruments	417	—	417	—
Royalty interests	1,100	—	—	1,100
Equity securities	1,525	—	—	1,525
Total non-affiliate investments	131,409	—	8,520	122,889
Total assets at fair value	$145,057	$—	$9,717	$135,340

The following tables present roll-forwards of the changes in the estimated fair value during the three-month periods ended March 31, 2012 and 2011 for all investments for which we determine estimated fair value using unobservable (Level 3) factors. During the three-month periods ended March 31, 2012 and 2011, none of the investments in portfolio companies changed between the categories of Control Investments  —  Majority Owned, Affiliate Investments and Non-Affiliate Investments and there were no transfers between Levels 3, 2 or 1.

Fair Value Measurements For The Three Months Ended March 31, 2012,
Using Unobservable Inputs (Level 3)
(Dollar Amounts in Thousands)

	Senior Secured Debt and Limited Term Royalties	Subordinated Debt	Net Profits Interests, Royalty Interests and Equity Securities	Contingent Earn-out	Total Investments
Fair value at December 31, 2011	$113,511	$11,265	$7,294	$3,270	$135,340
Total gains, (losses) and amortization:
Net realized gains (losses)	—	—	(30)	—	(30)
Net unrealized gains (losses)	(522)	(105)	1,483	100	956
Net amortization of premiums, discounts and fees	199	11	(22)	—	188
New investments, repayments and settlements, net:
New investments	800	7,227	—	—	8,027
Payment-in-kind	—	364	—	—	364
Repayments and settlements	(20,145)	(18)	(3,152)	—	(23,315)
Fair value at March 31, 2012	$93,843	$18,744	$5,573	$3,370	$121,530

NGP CAPITAL RESOURCES COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2012
(Unaudited)

Note 8: Fair Value  – (continued)

All of the $1.0 million in net unrealized gains (losses) presented in the table above was attributable to assets we held at March 31, 2012. We present net unrealized gains (losses) on our Consolidated Statements of Operations as “Net unrealized appreciation (depreciation) on investments.”

Fair Value Measurements For The Three Months Ended March 31, 2011,
Using Unobservable Inputs (Level 3)
(Dollar Amounts in Thousands)

	Senior Secured Debt and Limited Term Royalties	Subordinated Debt	Net Profits Interests, Royalty Interests and Equity Securities	Total Investments
Fair value at December 31, 2010	$161,101	$—	$35,682	$196,783
Total gains, (losses) and amortization:
Net realized gains (losses)	—	—	81	81
Net unrealized gains (losses)	(10,239)	—	2,430	(7,809)
Net amortization of premiums, discounts and fees	391	12	(33)	370
New investments, repayments and settlements, net:
New investments	4,757	9,750	250	14,757
Payment-in-kind	1,178	282	—	1,460
Repayments and settlements	(14,993)	—	(195)	(15,188)
Fair value at March 31, 2011	$142,195	$10,044	$38,215	$190,454

Of the $7.8 million in net unrealized gains (losses) presented in the table above, $7.7 million was attributable to assets we held at March 31, 2011.

The following table summarizes the significant unobservable inputs in the fair value measurements of our Level 3 investments by category of investment and valuation technique as of March 31, 2012.

Type of Investment	Fair Value as of March 31, 2012 (in thousands)	Valuation Technique	Significant Unobservable Inputs	Range of Inputs	Weighted Average
Senior debt securities and limited term royalties	$93,843	Discounted cash flow	Discount rate	11.5% - 24.0%	14.3%
Subordinated debt securities	18,744	Discounted cash flow	Discount rate	10.5% - 14.0%	12.7%
Net profits interests, royalty interests and equity securities	2,640	Discounted cash flow	Discount rate	10% - 20%	17.25%
		Market comparables	Reserve multiples(1)	$9.00 - $15.00	$11.33
			Discount for lack of marketability	20%	20%
	896	Recent or pending transactions	N/A	N/A	N/A
	122	Option pricing model	Implied volatility	13%	13%
	1,915	Market comparables	Cash flow multiple	1.0x - 3.0x	2.3x
			Discount for lack of marketability	10% - 20%	16.8%
	5,573
Contingent earn-out	3,370	Discounted cash flow	Annual coal production(2)	306 - 483	416
			Cost of production per ton	$78.13 - $87.95	$81.79
			Discount rate	12%	12%
	$121,530

(1)	Based on recent comparable transactions involving similar assets, expressed as price per unit of equivalent barrel of oil in proved reserves.
(2)	In thousands of tons.

NGP CAPITAL RESOURCES COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2012
(Unaudited)

Note 9: Commodity Derivative Instruments

We use commodity derivative instruments from time to time to manage our exposure to commodity price fluctuations. We use all of our derivatives for risk management purposes and do not hold any amounts for speculative or trading purposes. These contracts generally consist of options contracts on underlying commodities. We do not designate these instruments as hedging instruments for financial accounting purposes and, as a result, we recognize the change in the instruments’ fair value currently on the Consolidated Statement of Operations as net increase (decrease) in unrealized appreciation (depreciation) on investments. As shown on our Consolidated Schedule of Investments, at March 31, 2012, we had oil put options with an aggregate fair value of $34,000.

	For the Three Months Ended March 31,
(In thousands)	2012	2011
Unrealized losses on commodity derivatives	$(383)	$—
Realized gains on commodity derivatives	—	—
Net losses on commodity derivative instruments	$(383)	$—

Note 10: Subsequent Event — Everest Investment

On April 26, 2012, we funded into escrow a $25.0 million participation in a $2 billion Senior Notes offering by Everest Acquisition, LLC (“Everest”). Everest is owned by a group of investors led by Apollo Global Management, LLC. Proceeds of the Senior Notes offering will be used to finance Everest’s acquisition of all of El Paso Corporation’s U.S. oil and gas exploration and production assets, which is expected to close in mid-May. The Everest Senior Notes are unsecured, earn interest at a rate of 9.375% per annum, and are due May 1, 2020.

PART C

OTHER INFORMATION

ITEM 25. FINANCIAL STATEMENTS AND EXHIBITS

(1) Financial Statements.

The following statements of NGP Capital Resources Company (the “Company” or the “Registrant”) are included in Part A of this Registration Statement:

(2) Exhibits.

In reviewing the agreements included as exhibits to this registration statement on Form N-2, please remember they are included to provide you with information regarding their terms and not intended to provide any other factual or disclosure information about NGP Capital Resources Company or the other parties to the agreements. The agreements contain representations and warranties by each of the parties to the applicable agreement. These representations and warranties have been made solely for the benefit of the other parties to the applicable agreement and:

•	should not in all instances be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate;
•	have been qualified by disclosures that were made to the other party in connection with the negotiation of the applicable agreement, which disclosures are not necessarily reflected in the agreement;
•	may apply standards of materiality in a way that is different from what may be viewed as material to you or other investors; and
•	were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement and are subject to more recent developments.

Accordingly, these representations and warranties may not describe the actual state of affairs as of the date they were made or at any other time. Additional information about NGP Capital Resources Company may be found elsewhere in this registration statement on Form N-2 and the Company’s other public filings, which are available without charge through the SEC’s website at http://www.sec.gov. See “Available Information.”

Exhibit No.	Description
(a)	Articles of Amendment and Restatement (filed as Exhibit 3.2 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2004, and incorporated herein by reference)
(b)	Bylaws (filed as Exhibit (b) to the Registrant’s Registration Statement on Form N-2 filed on August 16, 2004 (Registration No. 333-118279), and incorporated herein by reference)
(c)	Not Applicable
(d)(1)	Form of Stock Certificate (filed as Exhibit (d) to the Registrant’s Pre-Effective Amendment No. 2 to Registration Statement on Form N-2 filed on October 7, 2004 (Registration No. 333-118279), and incorporated herein by reference)
(d)(2)	Form of Indenture (filed as Exhibit (d)(2) to the Registrant’s Registration Statement on Form N-2 filed on July 31, 2009 (Registration No. 333-160923), and incorporated herein by reference)
(d)(3)	Form of Subscription Certificate (filed as Exhibit (d)(3) to the Registrant’s Registration Statement on Form N-2 filed on July 31, 2009 (Registration No. 333-160923), and incorporated herein by reference)
(e)	Dividend Reinvestment Plan (filed as Exhibit (e) to the Company’s Registration Statement on Form N-2 filed on August 16, 2004 (Registration No. 333-118279) and incorporated herein by reference)
(f)	Not Applicable
(g)	Investment Advisory Agreement between Registrant and NGP Investment Advisor, LP (filed as Exhibit 10.1 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2004, and incorporated herein by reference)
(h)(1)	Form of Underwriting Agreement for Equity (filed as Exhibit (h)(1) to the Registrant’s Registration Statement on Form N-2 filed on July 31, 2009 (Registration No. 333-160923), and incorporated herein by reference)
(h)(2)	Form of Underwriting Agreement for Debt (filed as Exhibit (h)(2) to the Registrant’s Registration Statement on Form N-2 filed on July 31, 2009 (Registration No. 333-160923), and incorporated herein by reference)
(i)	Not Applicable
(j)(1)	Custody Agreement between Registrant and Wells Fargo Bank, N.A. (filed as Exhibit (j)(1) to the Registrant’s Registration Statement on Form N-2 filed October 15, 2007 (Registration No. 333-146715), and incorporated herein by reference)
(j)(2)	Amendment No. 1 to Custody Agreement between Registrant and Well Fargo Bank, N.A. (filed as Exhibit 10.8 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2007, and incorporated herein by reference)
(j)(3)	Amendment No. 2 to Custody Agreement between Registrant and Well Fargo Bank, N.A. (filed as Exhibit 10.9 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2007, and incorporated herein by reference)
(j)(4)	Amendment No. 3 to Custody Agreement between Registrant and Wells Fargo Bank, N.A. (filed as Exhibit (j)(4) to the Registrant’s Pre-Effective Amendment No. 1 to Registration Statement on form N-2 on April 29, 2011 (Registration No. 333-160923), and incorporated herein by reference)
(k)(1)	Administration Agreement between Registrant and NGP Administration, LLC (filed as Exhibit 10.2 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2004, and incorporated herein by reference)

Exhibit No.	Description
(k)(2)	License Agreement between Registrant and NGP Energy Capital Management, L.L.C. (formerly known as Natural Gas Partners, L.L.C.) (filed as Exhibit 10.3 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2004, and incorporated herein by reference)
(k)(3)	Form of Indemnity Agreement (filed as Exhibit 10.5 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2004, and incorporated herein by reference).
(k)(4)	Treasury Secured Revolving Credit Agreement effective as of March 31, 2011, between the Registrant, the lenders from time to time party thereto and SunTrust Bank (filed as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K on April 6, 2011, and incorporated herein by reference)
(k)(5)	Second Amended and Restated Revolving Credit Agreement effective as of December 6, 2011, between the Registrant, the lenders from time to time party thereto and SunTrust Bank (filed as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K on December 6, 2011 and incorporated herein by reference)
(k)(6)	Consent and First Amendment to Treasury Secured Revolving Credit Agreement effective as of March 30, 2012 (filed as Exhibit 10.1 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2012, and incorporated herein by reference)
(l)	Opinion and Consent of Venable LLP, special Maryland counsel for Registrant (filed as Exhibit (l) to the Registrant’s Registration Statement on Form N-2 filed on July 31, 2009 (Registration No. 333-160923), and incorporated herein by reference)
(m)	Not Applicable
(n)(1)*	Consent of PricewaterhouseCoopers LLP
(n)(2)	Intentionally omitted
(n)(3)	Consent of Venable LLP, special Maryland counsel for Registrant (included in Exhibit (l))
(n)(4)*	Report of PricewaterhouseCoopers LLP
(o)	Not Applicable
(p)	Not Applicable
(q)	Not Applicable
(r)(1)	Amended and Restated Joint Code of Ethics adopted July 31, 2008 (filed as Exhibit 10.4 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2008, and incorporated herein by reference)
(r)(2)	Amended and Restated Joint Code of Ethics by and between the Company and NGP Investment Advisor, LP, adopted December 3, 2009 (filed as Exhibit 14.3 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2009, and incorporated herein by reference)
(s)	Power of attorney (filed as Exhibit (s) to the Registrant’s Registration Statement on Form N-2 filed on July 31, 2009 (Registration No. 333-160923), and incorporated herein by reference)

*	Filed herewith.

ITEM 26. MARKETING ARRANGEMENTS

The information contained under the heading “Plan of Distribution” in this Registration Statement is incorporated herein by reference and any information concerning any underwriters for a particular offering will be contained in the prospectus supplement related to that offering.

ITEM 27. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION*

SEC registration fee		$13,950*
FINRA filing fee		25,500**
Accounting fees and expenses		***
Legal fees and expenses		***
Printing and engraving		***
Advisory fee		***
Miscellaneous fees and expenses		***
Total	$	***

*	$5,667 of this registration fee was offset against a filing fee associated with unsold securities registered under a previous registration statement.
**	$18,461 of this FINRA filing fee was offset against a filing fee associated with unsold securities registered under a previous registration statement.
***	These fees are calculated based on the number of issuances and amount of securities offered and accordingly cannot be estimated at this time.

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

Direct Subsidiaries

The following list sets forth each of our subsidiaries, the state or country under whose laws the subsidiary is organized and the percentage of voting securities or membership interests owned by us in such subsidiary:

NGPC Funding GP, LLC (Texas)	100%
NGPC Nevada, LLC (Nevada)	100%

Indirect Subsidiaries

The following list sets forth each of NGPC Nevada, LLC’s subsidiaries, the state or country under whose laws the subsidiary is organized and the percentage of voting securities or membership interests owned by NGPC Nevada, LLC in such subsidiary:

NGPC Funding, LP (Texas)	99.9%

The following list sets forth each of NGPC Funding, LP’s direct and indirect subsidiaries, the state or country under whose laws the subsidiary is organized and the percentage of voting securities or membership interests owned by NGPC Funding, LP or its subsidiary in such subsidiary:

NGPC Asset Holdings GP, LLC (Texas)	100%
NGPC Asset Holdings, LP (Texas)	99.9%
NGPC Asset Holdings II, LP (Texas)	99.9%
NGPC Asset Holdings III, LP (Texas)	99.9%
NGPC Asset Holdings V, LP (Texas)	99.9%
NGPC Asset Holdings VI, LP (Texas)	99.9%
Formidable Holdings, LLC (Delaware)	100%
Formidable Operating, LLC (Delaware)	100%

Each of our direct and indirect subsidiaries is consolidated for financial reporting purposes.

ITEM 29. NUMBER OF HOLDERS OF SECURITIES

The following table sets forth the approximate number of record holders of the Registrant’s common stock as of August 1, 2012.

Title of Class	Number of Record Holders
Common Stock, $.001 par value per share	61

ITEM 30. INDEMNIFICATION

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The Registrant’s charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

The Registrant’s charter authorizes it, and the Registrant’s bylaws require it, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at the Registrant’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit the Registrant to indemnify and advance expenses to any person who served a predecessor of the Registrant in any of the capacities described above and any of the Registrant’s employees or agents or any employees or agents of the Registrant’s predecessor. In accordance with the 1940 Act, the Registrant will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Maryland law requires a corporation (unless its charter provides otherwise, which the Registrant’s charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, NGP Investment Advisors, LP (“our manager”) and its officers, managers, agents, employees, controlling persons, partners and any other person or entity affiliated with it are entitled to indemnification from the

Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of our manager’s services under the Investment Advisory Agreement or otherwise as an investment adviser of the Registrant.

The Administration Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, NGP Administration, LLC and its officers, manager, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of NGP Administration, LLC’s services under the Administration Agreement or otherwise as the general partner of our manager.

Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF OUR MANAGER

A description of any other business, profession, vocation or employment of a substantial nature in which our manager, and each managing director, director or executive officer of our manager, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this registration statement in the section entitled “Management.” Additional information regarding our Manager and its officers and directors is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-63264), and is incorporated herein by reference.

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules thereunder are maintained at the offices of:

(1) the Registrant, NGP Capital Resources Company, 909 Fannin, Suite 3800, Houston, Texas 77010;

(2) the transfer agent and custodian, American Stock Transfer & Trust Company, LLC, 59 Maiden Lane, New York, New York 10038; and

(3) our manager, NGP Investment Advisor, LP, 909 Fannin, Suite 3800, Houston, Texas 77010.

ITEM 33. MANAGEMENT SERVICES

Not Applicable.

ITEM 34. UNDERTAKINGS

The Registrant undertakes:

1. to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement; or (2) the net asset value increases to an amount greater than the net proceeds as stated in the prospectus;

2. if the securities being registered are to be offered to existing stockholders pursuant to warrants or rights, and any securities not taken by stockholders are to be reoffered to the public, to supplement the prospectus, after the expiration of the subscription period, to set forth the results of the subscription offer, the transactions by underwriters during the subscription period, the amount of unsubscribed securities to be purchased by underwriters, and the terms of any subsequent reoffering thereof. If any public offering by the underwriters of the securities being registered is to be made on terms differing from those set forth on the cover page of the prospectus, the Registrant shall undertake to file a post-effective amendment to set forth the terms of such offering;

3. to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) under the Securities Act of 1933 if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

4. that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof;

5. to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

6. that, for the purpose of determining liability under the Securities Act of 1933 to any purchaser, if the Registrant is subject to Rule 430C, each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act of 1933 as part of a registration statement relating to an offering, other than prospectus filed in reliance on Rule 430A under the Securities Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness, provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use;

7. that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(i) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act;

(ii) the portion of any advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(iii) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser;

8. that, for the purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective;

9. that, for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

10. to file a post-effective amendment to this registration statement if, subsequent to the effective date of this registration statement, the cumulative dilution to our net asset value per share from offerings under this registration statement, as amended, exceeds 15 percent.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, and State of Texas, on the 6th day of August, 2012.

NGP CAPITAL RESOURCES COMPANY
By: /s/ Stephen K. Gardner Stephen K. Gardner President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on August 6, 2012. This document may be executed by the signatories hereto on any number of counterparts, all of which constitute one and the same instrument.

Signature	Title
/s/ Stephen K. Gardner Stephen K. Gardner	President and Chief Executive Officer (Principal Executive Officer)
/s/ L. Scott Biar L. Scott Biar	Secretary, Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer)
* Kenneth A. Hersh	Director and Chairman of the Board
* David R. Albin	Director
* Edward W. Blessing	Director
* Lon C. Kile	Director
* James R. Latimer, III	Director

*	Signed by Stephen K. Gardner on behalf of those identified pursuant to his designation as attorney-in-fact by each on July 30, 2009.

EXHIBIT INDEX

Exhibit No.	Description
(a)	Articles of Amendment and Restatement (filed as Exhibit 3.2 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2004, and incorporated herein by reference)
(b)	Bylaws (filed as Exhibit (b) to the Registrant’s Registration Statement on Form N-2 filed on August 16, 2004 (Registration No. 333-118279), and incorporated herein by reference)
(c)	Not Applicable
(d)(1)	Form of Stock Certificate (filed as Exhibit (d) to the Registrant’s Pre-Effective Amendment No. 2 to Registration Statement on Form N-2 filed on October 7, 2004 (Registration No. 333-118279), and incorporated herein by reference)
(d)(2)	Form of Indenture (filed as Exhibit (d)(2) to the Registrant’s Registration Statement on Form N-2 filed on July 31, 2009 (Registration No. 333-160923), and incorporated herein by reference)
(d)(3)	Form of Subscription Certificate (filed as Exhibit (d)(3) to the Registrant’s Registration Statement on Form N-2 filed on July 31, 2009 (Registration No. 333-160923), and incorporated herein by reference)
(e)	Dividend Reinvestment Plan (filed as Exhibit (e) to the Company’s Registration Statement on Form N-2 filed on August 16, 2004 (Registration No. 333-118279) and incorporated herein by reference)
(f)	Not Applicable
(g)	Investment Advisory Agreement between Registrant and NGP Investment Advisor, LP (filed as Exhibit 10.1 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2004, and incorporated herein by reference)
(h)(1)	Form of Underwriting Agreement for Equity (filed as Exhibit (h)(1) to the Registrant’s Registration Statement on Form N-2 filed on July 31, 2009 (Registration No. 333-160923), and incorporated herein by reference)
(h)(2)	Form of Underwriting Agreement for Debt (filed as Exhibit (h)(2) to the Registrant’s Registration Statement on Form N-2 filed on July 31, 2009 (Registration No. 333-160923), and incorporated herein by reference)
(i)	Not Applicable
(j)(1)	Custody Agreement between Registrant and Wells Fargo Bank, N.A. (filed as Exhibit (j)(1) to the Registrant’s Registration Statement on Form N-2 filed October 15, 2007 (Registration No. 333-146715), and incorporated herein by reference)
(j)(2)	Amendment No. 1 to Custody Agreement between Registrant and Well Fargo Bank, N.A. (filed as Exhibit 10.8 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2007, and incorporated herein by reference)
(j)(3)	Amendment No. 2 to Custody Agreement between Registrant and Well Fargo Bank, N.A. (filed as Exhibit 10.9 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2007, and incorporated herein by reference)
(j)(4)	Amendment No. 3 to Custody Agreement between Registrant and Wells Fargo Bank, N.A. (filed as Exhibit (j)(4) to the Registrant’s Pre-Effective Amendment No. 1 to Registration Statement on Form N-2 on April 29, 2011 (Registration No. 333-160923), and incorporated herein by reference)

Exhibit No.	Description
(k)(1)	Administration Agreement between Registrant and NGP Administration, LLC (filed as Exhibit 10.2 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2004, and incorporated herein by reference)
(k)(2)	License Agreement between Registrant and NGP Energy Capital Management, L.L.C. (formerly known as Natural Gas Partners, L.L.C.) (filed as Exhibit 10.3 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2004, and incorporated herein by reference)
(k)(3)	Form of Indemnity Agreement (filed as Exhibit 10.5 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2004, and incorporated herein by reference).
(k)(4)	Treasury Secured Revolving Credit Agreement effective as of March 31, 2011, between the Registrant, the lenders from time to time party thereto and SunTrust Bank (filed as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K on April 6, 2011, and incorporated herein by reference)
(k)(5)	Second Amended and Restated Revolving Credit Agreement effective as of December 6, 2011, between the Registrant, the lenders from time to time party thereto and SunTrust Bank (filed as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K on December 6, 2011 and incorporated herein by reference)
(k)(6)	Consent and First Amendment to Treasury Secured Revolving Credit Agreement effective as of March 30, 2012 (filed as Exhibit 10.1 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2012, and incorporated herein by reference)
(l)	Opinion and Consent of Venable LLP, special Maryland counsel for Registrant (filed as Exhibit (l) to the Registrant’s Registration Statement on Form N-2 filed on July 31, 2009 (Registration No. 333-160923), and incorporated herein by reference)
(m)	Not Applicable
(n)(1)*	Consent of PricewaterhouseCoopers LLP
(n)(2)	Intentionally omitted
(n)(3)	Consent of Venable LLP, special Maryland counsel for Registrant (included in Exhibit (l))
(n)(4)*	Report of PricewaterhouseCoopers LLP
(o)	Not Applicable
(p)	Not Applicable
(q)	Not Applicable
(r)(1)	Amended and Restated Joint Code of Ethics adopted July 31, 2008 (filed as Exhibit 10.4 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2008, and incorporated herein by reference)
(r)(2)	Amended and Restated Joint Code of Ethics by and between the Registrant and NGP Investment Advisor, LP, adopted December 3, 2009 (filed as Exhibit 14.3 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2009, and incorporated herein by reference)
(s)	Power of attorney (filed as Exhibit (s) to the Registrant’s Registration Statement on Form N-2 filed on July 31, 2009 (Registration No. 333-160923), and incorporated herein by reference)

*	Filed herewith.